SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Legg Mason Partners Lifestyle Series, Inc.	Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Investment Trust

Smith Barney Institutional Cash Management Fund Inc.	Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners World Funds, Inc.

Legg Mason Partners Equity Funds	Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Municipal Funds	Legg Mason Partners Adjustable Rate Income Fund

Smith Barney Municipal Money Market Fund Inc.	Legg Mason Partners Investment Series

Legg Mason Partners Funds, Inc.	Legg Mason Partners Trust II

Legg Mason Partners Income Funds	Salomon Funds Trust

Legg Mason Partners Small Cap Core Fund, Inc.	Legg Mason Partners Variable Portfolios V

Smith Barney Money Funds, Inc.	CitiFunds Premium Trust

Legg Mason Partners Fundamental Value Fund, Inc.	CitiFunds Institutional Trust

Legg Mason Partners Variable Portfolios II	CitiFunds Trust I

Legg Mason Partners Managed Municipals Fund, Inc.	CitiFunds Trust III

Legg Mason Partners California Municipals Fund, Inc.	Salomon Brothers Capital Fund Inc

Legg Mason Partners New Jersey Municipals Fund, Inc.	The Salomon Brothers Fund Inc

Legg Mason Partners Oregon Municipals Fund	Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Arizona Municipals Fund, Inc.	Salomon Brothers Series Funds Inc

Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Variable Portfolios I, Inc.

Legg Mason Partners Sector Series, Inc.	Western Asset Funds II, Inc.

(Name of Registrant(s) as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Funds

Smith Barney Funds

CitiFunds

Salomon Brothers Funds

125 Broad Street, 10th Floor

New York, New York 10004

October 9, 2006

Dear Shareholder:

A special meeting of your Legg Mason-affiliated mutual fund will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on December 11, 2006, at 2:00 p.m. (New York time), to vote on the proposals listed in the enclosed joint proxy statement.

The purpose of the special meeting is to seek shareholder approval of a number of proposals recently approved by the Funds’ Directors and Trustees (the “Board Members”). These proposals implement initiatives resulting from Legg Mason’s acquisition of Citigroup Asset Management in December 2005.

Following the acquisition of Citigroup Asset Management, Legg Mason undertook a comprehensive review of all of the mutual funds formerly advised by Citigroup Asset Management with a goal of moving the Funds to a more cohesive and rational operating platform. (The mutual funds formerly advised by Citigroup Asset Management are referred to as the “Fund complex.”) After that review, Legg Mason recommended a number of governance- and investment-related proposals to streamline and restructure the Fund complex, and at Board meetings in June and July 2006, the Board Members approved these proposals, subject to approval by the Funds’ shareholders where required.

A number of these proposals require your approval. We are seeking your approval of these proposals through the enclosed joint proxy statement.

Elect Board Members. As described in the enclosed proxy statement, shareholders are being asked to approve a number of governance-related matters. All shareholders are being asked to elect Board Members of their Funds. Currently, ten different Boards oversee the open-end Funds in the Fund complex (the closed-end funds have different Boards). It is proposed that the Boards be realigned and consolidated so that the open-end Funds would be overseen by just two Boards (one focusing on equity Funds and one focusing on fixed-income Funds). This realignment and consolidation may enable the Boards to focus more attention on issues of particular relevance to the types of Funds they oversee. Also, it is expected that having fewer Boards will facilitate greater communication between Fund management and the Boards.

Regroup and Reorganize Funds. Most Funds in the Fund complex will participate in a restructuring initiative. The first step of this initiative will be a number of reorganizations that will group equity Funds together and fixed-income Funds together, while also reducing the number of separate legal entities in the Fund complex. Currently, the Funds are comprised of forty-five separate legal entities. The proposal, which will decrease the number of legal entities to nine, is expected to improve the overall administration of the Funds and to enable each Board to oversee a group of Funds that invests in similar types of securities. The approval of shareholders of many Funds is required for the reorganization of their Funds. Most of the other Funds will participate in such a reorganization, but the approval of their shareholders is not required.

Adopt Single Form of Organization. As a second step in the restructuring initiative, it is proposed that the Funds adopt the Maryland business trust form of organization. Currently, the Funds are organized as Massachusetts business trusts or series of Massachusetts business trusts, or Maryland corporations or series of Maryland corporations. Each trust or corporation has its own governing documents, and the terms of these documents may vary widely. Adopting a single form of organizational structure, with a single form of trust document, is expected to simplify the administration and oversight of the Funds. Shareholders of certain existing trusts in the Fund complex are being asked to approve the reorganization of the trusts into Maryland business trusts. If these shareholders approve the reorganizations, all of the series of the existing trusts,

F

including the new series that result from the first step reorganizations of the Funds described above, will become series of the new Maryland business trusts.

Revise Fundamental Investment Policies. Shareholders of most Funds also are being asked to approve a number of investment-related matters, as described in the enclosed proxy statement. Each Fund has adopted certain investment policies that cannot be changed without shareholder approval. Shareholders of nearly all of the Funds are being asked to approve one or more proposals to standardize these so-called “fundamental” investment policies for their Funds and, in the case of many Funds, to convert fundamental investment objectives to non-fundamental investment objectives. Also, the Boards of some Funds have determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. These changes are intended to simplify compliance monitoring and to provide additional flexibility for the Funds. Please note, however, that each Fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the Fund’s Board or investment manager.

New Manager or Sub-adviser. In an effort to take advantage of the broad investment expertise within Legg Mason, the Boards of certain Funds have approved a new Legg Mason-affiliated investment manager or sub-adviser for their Funds. Shareholders of one Fund are being asked to approve a new management agreement with a new investment manager, and to approve a related change of classification of the Fund from diversified to non-diversified. Shareholders of five other Funds are being asked to approve new sub-advisory agreements with new sub-advisers.

Fund Liquidations. Shareholders of two Funds are being asked to approve the liquidation of their Funds. The Boards of these Funds have determined, based in part on the Boards’ consideration of the current size and prospects for growth of the Funds, that it is in the best interests of the shareholders to liquidate these Funds.

Please note that a separate joint proxy statement is being sent to shareholders of certain other Funds, who are being asked to vote on some of the matters discussed above. Also, shareholders of several Funds are being asked to consider combinations involving their Funds. Separate proxy materials relating to those proposed Fund combinations have been, or will be, sent to shareholders of those Funds.

The Board Members responsible for your Fund recommend that you vote “FOR” each of the proposals with respect to your Fund. However, before you vote, please read the full text of the joint proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at (866) 402-1719.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the Joint Proxy Statement?

A.	As a shareholder of one or more of the Legg Mason Partners Funds, Smith Barney Funds, CitiFunds or Salomon Brothers Funds, you are being asked to vote on several proposals. The table beginning on page 3 of the Joint Proxy Statement identifies which proposals you are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals you are being asked to vote on.

Q.	Why am I being asked to vote on these proposals?

A.	These proposals implement initiatives that follow the acquisition by Legg Mason, Inc. (“Legg Mason”), in 2005, of substantially all of the worldwide asset management business of Citigroup Inc. The proposals cannot be effected without shareholder approval. Your Fund’s Board has approved the proposals you are being asked to vote on, believes they are in shareholders’ best interests and recommends that you approve them.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance of the Funds, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Boards can be implemented. We encourage all shareholders to participate in the governance of their Funds.

Q.	What am I being asked to vote “FOR” in the Joint Proxy Statement?

A.	Shareholders are being asked to vote “FOR” several proposals that have been approved by the Boards. You are not being asked to approve all proposals. You are only being asked to vote on those proposals that affect your Fund and that require approval by shareholders of your Fund.

•	Proposal 1: Elect Board Members. Shareholders of each Fund are being asked to elect Board Members for that Fund.

Currently, the Funds are overseen by ten different Boards. It is proposed that the Boards be realigned and consolidated so that the open-end Funds in the Fund complex would be overseen by just two Boards (one focusing on equity Funds and one focusing on fixed-income Funds). This realignment and consolidation may enable the Boards to focus more attention on issues of particular relevance to the types of Funds they oversee. Also, it is expected that having fewer Boards will facilitate greater communication between Fund management and the Boards.

•	Proposal 2: Regroup and Reorganize Funds. Most Funds will participate in a restructuring initiative. The first step of this initiative will be a number of reorganizations that will group equity Funds together and fixed-income Funds together, as well as reduce the number of separate legal entities within the Fund complex that file registration statements with the Securities and Exchange Commission. The reorganizations will not result in the combination of assets of any Fund with any other Fund, and will not affect the investment objectives or strategies of the Funds or change the fees or expenses payable by Fund shareholders. Each reorganization is referred to as a “Step 1 Reorganization” in the Joint Proxy Statement. (Please note that you may separately be asked to approve another reorganization for your Fund that would combine the Fund’s assets with those of another Fund.)

Currently, the Funds are comprised of forty-five legal entities. The Step 1 Reorganizations, which would reduce that number to nine, is expected to improve the overall administration of the Funds and to enable each Board to oversee a group of Funds that invests in similar types of securities. For purposes of the Step 1 Reorganizations, a Fund is considered an equity fund if it usually invests largely in equity or equity-like investments, even if it invests in some fixed-income investments. A Fund is considered a fixed-income fund if it usually invests largely in fixed-income investments.

Though the Funds may realize some economies (such as potentially lower registration statement fees resulting from the combination of more Funds within an individual registration statement), the primary benefit of the Step 1

Reorganizations is expected to be increased efficiencies in the administration of the Funds (such as a reduction in the number of state filings and other organizational burdens relating to the maintenance of multiple legal entities). The Step 1 Reorganizations are also intended to enable one Board to focus on equity Funds and the other to focus on fixed-income Funds, as discussed above.

Although the approval of shareholders of only certain Funds is required for the Step 1 Reorganization of those Funds, most Funds are expected to participate in a Step 1 Reorganization. As a result, all shareholders should read Proposal 2.

•	Proposal 3: Adopt a Single Form of Organization as a Maryland Business Trust. As a second step in the restructuring initiative, it is proposed that the Funds adopt the Maryland business trust form of organization. The adoption of the Maryland business trust form of organization will not result in the combination of assets of any Fund with any other Fund, and will not affect the investment objectives or strategies of the Funds or change the fees or expenses payable by Fund shareholders. The adoption of the Maryland business trust form of organization is referred to as a “Step 2 Reorganization” in the Joint Proxy Statement. (Please note that you may separately be asked to approve another reorganization for your Fund that would combine the Fund’s assets with those of another Fund.)

Currently, the Funds are organized as Massachusetts business trusts or series of Massachusetts business trusts, or Maryland corporations or series of Maryland corporations. Each trust or corporation has its own governing documents, and the terms of these documents may vary widely. Adopting a single form of organizational structure, with a single form of trust document, is expected to simplify the administration and oversight of the Funds. Legg Mason has its headquarters in Maryland, and many of the other funds it sponsors already are organized under Maryland law.

Shareholders of certain existing trusts in the Fund complex are being asked to approve the Step 2 Reorganizations for the Funds in their trusts. If these shareholders approve the Step 2 Reorganizations, all of the series of those existing trusts, including the new series that result from the Step 1 Reorganizations, will become series of new Maryland business trusts. As a result, all shareholders should read Proposal 3.

•	Proposal 4: Revise Fundamental Investment Policies. Shareholders of nearly all Funds are being asked to approve one or more proposals to standardize certain fundamental investment policies for their Fund(s) and, in the case of many Funds, to convert fundamental investment objectives to non-fundamental investment objectives.

Each Fund has adopted certain investment policies that cannot be changed without shareholder approval. The Boards of the Funds have proposed that these restrictions be standardized, to the extent practicable, to simplify compliance monitoring and to provide additional flexibility for the Funds. Also, the Boards of some Funds have determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. Legg Mason has advised each Fund’s Board that, with limited exceptions as described in the Joint Proxy Statement, the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

•	Other Matters. Shareholders of certain Funds are being asked to:

•	Proposal 5: approve the liquidation of their Fund (applies only to Legg Mason Partners Real Return Strategy Fund and Legg Mason Partners Hansberger Global Value Fund).

The Boards of those Funds have determined that it is in the best interests of the shareholders of those Funds to terminate the Funds and liquidate their assets and distribute the proceeds to the shareholders. These determinations were based, in part, on the Boards’ consideration of the current size and prospects for growth of the Funds’ assets.

•	Proposal 6(a): approve a new management agreement with a new investment manager (applies only to Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value).

•	Proposal 6(b): approve a change of classification of the Fund from diversified to non-diversified (applies only to Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value).

•	Proposal 7: approve a new sub-advisory agreement with a new investment sub-adviser (applies only to Legg Mason Partners Social Awareness Fund, Legg Mason Partners Financial Services Fund, Legg Mason

Partners International All Cap Growth Fund, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio and Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio).

There are investment advisers within the Legg Mason family of investment advisers that have not previously provided services to the Funds. In an effort to take advantage of the broad investment expertise within Legg Mason, certain Boards have approved a new Legg Mason-affiliated adviser for their Funds. Shareholder approval of the new agreements is required.

Q.	Am I being asked to approve a combination of my Fund with another Fund?

A.	Not with the Joint Proxy Statement. As part of the initiatives discussed above, shareholders of a number of Funds are being asked to consider a combination of their Fund with another Fund. If this type of combination is proposed for your Fund, you will receive (or may have already received) a separate proxy statement/prospectus to consider and vote on that proposal.

Q.	Are the Funds paying for preparation, printing and mailing of the Joint Proxy Statement?

A.	It is anticipated that the total cost of preparing, printing and mailing the Joint Proxy Statement will be approximately $27.5 million. Legg Mason or its affiliates have agreed to bear approximately $20.625 million of these costs, including the mailing service and proxy solicitation costs associated with the Joint Proxy Statement, which are estimated at approximately $15.0 million. The remaining estimated $12.5 million of costs attributable to the Joint Proxy Statement, including postage and printing costs, will be split, with Legg Mason paying approximately $5.625 million and the Funds paying approximately $6.875 million. These amounts do not include additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the Joint Proxy Statement, which will be divided equally between Legg Mason and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular Funds.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Funds’ proxy solicitor, at (866) 402-1719.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

Page
Proposal 4-D: Revise the fundamental policy relating to issuing senior securities	51

Proposal 4-E: Revise the fundamental policy relating to real estate	52

Proposal 4-F: Revise the fundamental policy relating to commodities	53

Proposal 4-G: Revise the fundamental policy relating to concentration	54

Proposal 4-H: Remove the fundamental policy relating to diversification	56

Proposal 4-I: Remove the additional fundamental policy relating to diversification	58

Proposal 4-J: Convert the Fund’s investment objective from fundamental to non-fundamental	58

Proposal 4-K: Remove the fundamental policy relating to the purchase of illiquid securities	59

Proposal 4-L: Remove the fundamental policy relating to purchasing securities on margin	60

Proposal 4-M: Remove the fundamental policy relating to short sales	60

Proposal 4-N: Remove the fundamental policy relating to both purchasing securities on margin and making short sales	61

Proposal 4-O: Remove the fundamental policy relating to investment in other investment companies	62

Proposal 4-P: Remove the additional fundamental policy relating to borrowing money	63

Proposal 4-Q: Remove the fundamental policy relating to pledging assets	63

Proposal 4-R: Convert the fundamental policy relating to investment in convertible securities to non-fundamental	63

Proposal 4-S: Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental	64

Proposal 4-T-1: Remove the fundamental policy relating to investment made in oil, gas or other mineral exploration development programs or mineral leases	64

Proposal 4-T-2: Remove the fundamental policy relating to investment made for the purpose of exercising control or management	65

Proposal 4-T-3: Remove the fundamental policy relating to warrants	65

Proposal 4-T-4: Remove the fundamental policy relating to equity securities and bonds	65

Proposal 4-T-5: Remove the fundamental policy relating to related party investments	66

Proposal 4-T-6: Remove the fundamental policy relating to investment in unseasoned issuers	66

Proposal 4-T-7: Remove the fundamental policy relating to investment in affiliates of affiliates	66

Proposal 5—To Approve Proposed Fund Liquidations	67

Background	67

General	67

Summary of the Plan of Liquidation	67

Effective Date of the Plan of Liquidation and Cessation of a Fund’s Investment Activities	67

Closing of Books and Restriction on Transfer of Shares	68

Liquidation Distribution Amounts	68

Certain Federal Income Tax Consequences of the Plan of Liquidation	68

Appraisal Rights	69

Impact of the Plan of Liquidation on the Fund’s Status Under the 1940 Act	69

Shareholder Approval	69

Proposal 6(a)—To Approve a New Management Agreement	69

Comparison of the Current Management Agreement to the New Management Agreement	70

LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Funds

Smith Barney Funds

CitiFunds

Salomon Brothers Funds

125 Broad Street, 10th Floor

New York, New York 10004

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held December 11, 2006

Special meetings of the shareholders of the Funds identified below (for each Fund, a “Meeting”) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, at 2:00 p.m. (New York time) on December 11, 2006, to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To elect Board Members. (To be voted on by all Funds.)

PROPOSAL 2.	To approve an Agreement and Plan of Reorganization to reorganize the Fund into an existing trust. (To be voted on by the Funds identified in the table beginning on page 3.)

PROPOSAL 3.	To approve an Agreement and Plan of Reorganization to enable the Fund to reorganize as a series of a new Maryland business trust. (To be voted on by the Funds identified in the table beginning on page 3.)

PROPOSAL 4.	To approve changes to the Fund’s fundamental investment policies. (To be voted on by the Funds identified in the table beginning on page 3.)

PROPOSAL 5.	To approve the liquidation of the Fund. (To be voted on by Legg Mason Partners Real Return Strategy Fund and Legg Mason Partners Hansberger Global Value Fund.)

PROPOSAL 6(a).	To approve a new management agreement. (To be voted on by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value.)

PROPOSAL 6(b).	To approve a change of classification of the Fund from diversified to non-diversified. (To be voted on by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value.)

PROPOSAL 7.	To approve a new sub-advisory agreement. (To be voted on by the Funds listed below.)

Legg Mason Partners Social Awareness Fund
Legg Mason Partners Financial Services Fund
Legg Mason Partners International All Cap Growth Fund
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio

PROPOSAL 8.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” all Proposals upon which you are being asked to vote.

Shareholders of record at the close of business on October 2, 2006 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of October 2, 2006, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By order of the Boards of Directors/Trustees,

Robert I. Frenkel

Secretary

October	9, 2006

I

Funds Holding Special Meetings of Shareholders on December 11, 2006

Legg Mason Partners Lifestyle Balanced Fund

    (formerly, Smith Barney Allocation Series Inc.—Balanced Portfolio)

Legg Mason Partners Lifestyle Conservative Fund

    (formerly, Smith Barney Allocation Series Inc.—Conservative Portfolio)

Legg Mason Partners Lifestyle Growth Fund

    (formerly, Smith Barney Allocation Series Inc.—Growth Portfolio)

Legg Mason Partners Lifestyle High Growth Fund

    (formerly, Smith Barney Allocation Series Inc.—High Growth Portfolio)

Legg Mason Partners Lifestyle Income Fund

    (formerly, Smith Barney Allocation Series Inc.—Income Portfolio)

Legg Mason Partners Variable Lifestyle Balanced Portfolio

    (formerly, Smith Barney Allocation Series Inc.—Select Balanced Portfolio)

Legg Mason Partners Variable Lifestyle Growth Portfolio

    (formerly, Smith Barney Allocation Series Inc.—Select Growth Portfolio)

Legg Mason Partners Variable Lifestyle High Growth Portfolio

    (formerly, Smith Barney Allocation Series Inc.—Select High Growth Portfolio)

Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—All Cap Growth and Value)

Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Large Cap Growth and Value)

Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Global All Cap Growth and Value)

Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Trust—Multiple Discipline Portfolio—Balanced All Cap Growth and Value)

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Legg Mason Partners Investment Grade Bond Fund

    (formerly, Smith Barney Investment Grade Bond Fund)

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund)

Legg Mason Partners Financial Services Fund

    (formerly, Smith Barney Financial Services Fund)

Legg Mason Partners Health Sciences Fund

    (formerly, Smith Barney Health Sciences Fund)

Legg Mason Partners Technology Fund

    (formerly, Smith Barney Technology Fund)

Legg Mason Partners Massachusetts Municipals Fund

    (formerly, Smith Barney Massachusetts Municipals Fund)

Legg Mason Partners Classic Values Fund

    (formerly, Smith Barney Classic Values Fund)

Legg Mason Partners Intermediate Maturity California Municipals Fund

    (formerly, Smith Barney Intermediate Maturity California Municipals Fund)

Legg Mason Partners Intermediate Maturity New York Municipals Fund

    (formerly, Smith Barney Intermediate Maturity New York Municipals Fund)

Legg Mason Partners Large Cap Growth Fund

    (formerly, Smith Barney Large Capitalization Growth Fund)

Legg Mason Partners S&P 500 Index Fund

    (formerly, Smith Barney S&P 500 Index Fund)

Legg Mason Partners Mid Cap Core Fund

    (formerly, Smith Barney Mid Cap Core Fund)

Legg Mason Partners Appreciation Fund, Inc.

    (formerly, Smith Barney Appreciation Fund Inc.)

Legg Mason Partners Inflation Management Fund

    (formerly, Smith Barney Inflation Management Fund)

Legg Mason Partners International All Cap Growth Fund

    (formerly, Smith Barney International All Cap Growth Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio

    (formerly, Travelers Series Funds—SB Adjustable Rate Income Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio

    (formerly, Travelers Series Funds—Smith Barney Aggressive Growth Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio

    (formerly, Travelers Series Funds—Smith Barney High Income Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio

    (formerly, Travelers Series Funds—Smith Barney International All Cap Growth Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

    (formerly, Travelers Series Funds—Smith Barney Large Capitalization Growth Portfolio)

II

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund)

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund)

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

    (formerly, Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund)

Legg Mason Partners Multiple Discipline Funds All Cap and International

    (formerly, Smith Barney Multiple Discipline Funds—All Cap and International Fund)

Legg Mason Partners Real Return Strategy Fund

    (formerly, Smith Barney Real Return Strategy Fund)

Legg Mason Partners Small Cap Growth Fund

    (formerly, Smith Barney Small Cap Growth Fund)

Legg Mason Partners Small Cap Value Fund

    (formerly, Smith Barney Small Cap Value Fund)

Legg Mason Partners Hansberger Global Value Fund

    (formerly, Smith Barney Hansberger Global Value Fund)

Legg Mason Partners Government Securities Fund

    (formerly, Smith Barney Government Securities Fund)

Legg Mason Partners Social Awareness Fund

    (formerly, Smith Barney Social Awareness Fund)

California Money Market Portfolio

    (formerly, Smith Barney California Money Market Portfolio)

Legg Mason Partners Florida Municipals Fund

    (formerly, Smith Barney Florida Portfolio)

Legg Mason Partners Georgia Municipals Fund

    (formerly, Smith Barney Georgia Portfolio)

Legg Mason Partners Intermediate-Term Municipals Fund

    (formerly, Legg Mason Partners Limited Term Municipals Fund)

    (formerly, Smith Barney Limited Term Portfolio)

Legg Mason Partners National Municipals Fund

    (formerly, Smith Barney National Portfolio)

Massachusetts Money Market Portfolio

    (formerly, Smith Barney Massachusetts Money Market Portfolio)

New York Money Market Portfolio

    (formerly, Smith Barney New York Money Market Portfolio)

Legg Mason Partners New York Municipals Fund

    (formerly, Smith Barney New York Portfolio)

Legg Mason Partners Pennsylvania Municipals Fund

    (formerly, Smith Barney Pennsylvania Portfolio)

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Large Cap Value Fund

    (formerly, Smith Barney Large Cap Value Fund)

Legg Mason Partners U.S. Government Securities Fund

    (formerly, Smith Barney U.S. Government Securities Fund)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio

    (formerly, Travelers Series Funds—Smith Barney Large Cap Value Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio

    (formerly, Travelers Series Funds—Smith Barney Mid Cap Core Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio

    (formerly, Travelers Series Funds—Smith Barney Money Market Portfolio)

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio

    (formerly, Travelers Series Funds—Social Awareness Stock Portfolio)

Legg Mason Partners Adjustable Rate Income Fund

    (formerly, SB Adjustable Rate Income Fund)

Legg Mason Partners International Fund

    (formerly, Smith Barney International Fund)

Legg Mason Partners Growth and Income Fund

    (formerly, SB Growth and Income Fund)

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

    (formerly, Smith Barney Premier Selections All Cap Growth Portfolio)

Legg Mason Investment Series—Legg Mason Partners Variable Growth and Income Portfolio

    (formerly, Smith Barney Growth and Income Portfolio)

Legg Mason Partners Variable Government Portfolio

    (formerly, SB Government Portfolio)

Legg Mason Partners Variable Dividend Strategy Portfolio

    (formerly, Smith Barney Dividend Strategy Portfolio)

Legg Mason Partners Diversified Large Cap Growth Fund

    (formerly, Smith Barney Diversified Large Cap Growth Fund)

Legg Mason Partners Small Cap Growth Opportunities Fund

    (formerly, Smith Barney Small Cap Growth Opportunities Fund)

Legg Mason Partners Global Equity Fund

    (formerly, Legg Mason Partners International Large Cap Fund)

    (formerly, Smith Barney International Large Cap Fund)

Legg Mason Partners Capital Preservation Fund

    (formerly, Smith Barney Capital Preservation Fund)

Legg Mason Partners Capital Preservation Fund II

    (formerly, Smith Barney Capital Preservation Fund II)

Legg Mason Partners Short Duration Municipal Income Fund

    (formerly, Smith Barney Short Duration Municipal Income Fund)

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

III

Legg Mason Partners Short-Term Investment Grade Bond Fund

    (formerly, Smith Barney Short-Term Investment Grade Bond Fund)

Legg Mason Partners Capital and Income Fund

    (formerly, SB Capital and Income Fund)

Legg Mason Partners Convertible Fund

    (formerly, SB Convertible Fund)

Legg Mason Partners Dividend and Income Fund

    (formerly, Smith Barney Dividend and Income Fund)

Legg Mason Partners Diversified Strategic Income Fund

    (formerly, Smith Barney Diversified Strategic Income Fund)

Legg Mason Partners Exchange Reserve Fund

    (formerly, Smith Barney Exchange Reserve Fund)

Legg Mason Partners High Income Fund

    (formerly, Smith Barney High Income Fund)

Legg Mason Partners Municipal High Income Fund

    (formerly, Smith Barney Municipal High Income Fund)

Legg Mason Partners Total Return Bond Fund

    (formerly, Smith Barney Total Return Bond Fund)

Legg Mason Partners Small Cap Core Fund, Inc.

    (formerly, Smith Barney Small Cap Core Fund, Inc.)

Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Fundamental Value Fund, Inc.

    (formerly, Smith Barney Fundamental Value Fund Inc.)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio

    (formerly, Greenwich Street Series Fund—Appreciation Portfolio)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio

    (formerly, Greenwich Street Series Fund—Capital and Income Portfolio)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio

    (formerly, Greenwich Street Series Fund—Diversified Strategic Income Portfolio)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

    (formerly, Greenwich Street Series Fund—Salomon Brothers Variable Growth and Income Portfolio)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio

    (formerly, Greenwich Street Series Fund—Equity Index Portfolio)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio

    (formerly, Greenwich Street Series Fund—Salomon Brothers Variable Aggressive Growth Portfolio)

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

    (formerly, Greenwich Street Series Fund—Fundamental Value Portfolio)

Legg Mason Partners Managed Municipals Fund, Inc.

    (formerly, Smith Barney Managed Municipals Fund Inc.)

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

    (formerly, Smith Barney Small Cap Growth Opportunities Portfolio)

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

Legg Mason Partners Emerging Markets Equity Fund

    (formerly, Smith Barney Emerging Markets Equity Fund)

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Salomon Brothers Capital Fund Inc

The Salomon Brothers Fund Inc

Salomon Brothers Investors Value Fund Inc

Salomon Brothers Balanced Fund†

Salomon Brothers High Yield Bond Fund†

Salomon Brothers Institutional Money Market Fund†

Salomon Brothers New York Municipal Money Market Fund†

Salomon Brothers Short/Intermediate U.S. Government Fund†

Salomon Brothers Small Cap Growth Fund†

Salomon Brothers Strategic Bond Fund†

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio

    (formerly, Salomon Brothers Variable All Cap Fund)

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

    (formerly, Legg Mason Partners Variable High Yield Bond Portfolio)

    (formerly, Salomon Brothers Variable High Yield Bond Fund)

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio

    (formerly, Salomon Brothers Variable Investors Fund)

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

    (formerly, Salomon Brothers Variable Large Cap Growth Fund)

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio

    (formerly, Salomon Brothers Variable Small Cap Growth Fund)

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio

    (formerly, Salomon Brothers Variable Strategic Bond Fund)

IV

Legg Mason Partners California Municipals Fund, Inc.

    (formerly, Smith Barney California Municipals Fund Inc.)

Legg Mason Partners New Jersey Municipals Fund, Inc.

    (formerly, Smith Barney New Jersey Municipals Fund Inc.)

Legg Mason Partners Oregon Municipals Fund

    (formerly, Smith Barney Oregon Municipals Fund)

Legg Mason Partners Arizona Municipals Fund, Inc.

    (formerly, Smith Barney Arizona Municipals Fund Inc.)

Legg Mason Partners Core Plus Bond Fund, Inc.

    (formerly, Smith Barney Core Plus Bond Fund Inc.)

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

    (formerly, Salomon Brothers Variable Total Return Fund)

Western Asset Emerging Markets Debt Portfolio

     (formerly Salomon Brothers Institutional Emerging Markets Debt Fund†)

Western Asset Global High Yield Bond Portfolio

    (formerly Salomon Brothers Institutional High Yield Bond Fund†)

*	“Smith Barney,” “Salomon Brothers,” “Citi” and “CitiFunds” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason, Inc. and its affiliates, including each Fund’s investment manager, are not affiliated with Citigroup Inc.
†	This is the trade name under which the Fund does business. This name differs from the technical designation of the Fund in the applicable charter.

V

LEGG MASON-AFFILIATED MUTUAL FUNDS

Legg Mason Partners Funds

Smith Barney Funds

CitiFunds

Salomon Brothers Funds

125 Broad Street, 10th Floor

New York, New York 10004

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each, a “Board” and each Director or Trustee, a “Board Member”) of each of the Legg Mason Partners Funds, Smith Barney Funds, CitiFunds and Salomon Brothers Funds listed in the accompanying Notice of Special Meeting of Shareholders (each, a “Fund”) of proxies to be voted at a special meeting of shareholders of each such Fund to be held at 2:00 p.m. (New York time) on December 11, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022 (for each Fund, a “Meeting”), and at any and all adjournments or postponements thereof. A Meeting will be held for the purposes set forth in the accompanying Notice.

The Board of each Fund has determined that the use of this Joint Proxy Statement for such Fund’s Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about October 9, 2006.

Each Fund is organized as either a Massachusetts business trust (each, a “Trust” or “Massachusetts Trust”), or a series of a Trust, or a Maryland corporation (each, a “Corporation” or “Maryland Corporation”), or a series of a Corporation. The Trusts and Corporations are registered investment companies. A list of each Trust, Corporation, and the series of each Trust and Corporation (if any), is set forth in Appendix A.

Shareholders of record at the close of business on October 2, 2006 (the “Record Date”) are entitled to vote at the Meetings. Shareholders of certain Funds are entitled to one vote for each share held. Shareholders of other Funds are entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of that Fund. The manner in which shareholders of each Fund are entitled to vote is shown in Appendix B.

The number of shares of each Fund outstanding at the close of business on October 2, 2006 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on the proxy card included with this Joint Proxy Statement. If you own shares in more than one Fund as of October 2, 2006, you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary or if you are the holder of a variable annuity contract or variable life insurance policy (as discussed below), please consult your bank or intermediary or your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification will be required for admission to the Meeting.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth on Appendix X. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004 or by calling toll free at (800) 451-2010. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Please also note that, as part of the initiatives that are designed to eliminate overlapping and duplicative product offerings within the Legg Mason family of mutual funds, shareholders of several Funds are being asked to consider combinations involving their Funds. Separate proxy materials relating to those proposed Fund combinations have been, or will be, sent to applicable shareholders.

The following table shows which proposals shareholders of each Fund are required to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals you are being asked to vote on.

SUMMARY OF PROPOSALS AND FUNDS VOTING

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Lifestyle Balanced Fund	✓				✓
Legg Mason Partners Lifestyle Conservative Fund	✓				✓
Legg Mason Partners Lifestyle Growth Fund	✓				✓
Legg Mason Partners Lifestyle High Growth Fund	✓				✓
Legg Mason Partners Lifestyle Income Fund	✓				✓
Legg Mason Partners Variable Lifestyle Balanced Portfolio	✓				✓
Legg Mason Partners Variable Lifestyle Growth Portfolio	✓				✓
Legg Mason Partners Variable Lifestyle High Growth Portfolio	✓				✓
Legg Mason Partners Variable Multiple Discipline Portfolio— All Cap Growth and Value	✓			✓	✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	✓			✓	✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	✓			✓	✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	✓			✓	✓
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio		✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio		✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio		✓			✓
Legg Mason Partners Investment Grade Bond Fund	✓		✓		✓
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	✓				✓
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	✓				✓
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	✓				✓		✓	✓
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	✓				✓
Legg Mason Partners Multiple Discipline Funds All Cap and International	✓				✓
Legg Mason Partners Real Return Strategy Fund	✓				✓	✓
Legg Mason Partners Small Cap Growth Fund	✓				✓
Legg Mason Partners Small Cap Value Fund	✓				✓
Legg Mason Partners Hansberger Global Value Fund	✓				✓	✓
Legg Mason Partners Government Securities Fund	✓		✓		✓
Legg Mason Partners Social Awareness Fund	✓		✓		✓				✓
California Money Market Portfolio		✓	✓		✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Florida Municipals Fund		✓	✓		✓
Legg Mason Partners Georgia Municipals Fund		✓	✓		✓
Legg Mason Partners Intermediate-Term Municipals Fund		✓	✓		✓
Legg Mason Partners National Municipals Fund		✓	✓		✓
Massachusetts Money Market Portfolio		✓	✓		✓
New York Money Market Portfolio		✓	✓		✓
Legg Mason Partners New York Municipals Fund		✓	✓		✓
Legg Mason Partners Pennsylvania Municipals Fund		✓	✓		✓
Smith Barney Municipal Money Market Fund Inc		✓			✓
Legg Mason Partners Large Cap Value Fund		✓	✓		✓
Legg Mason Partners U.S. Government Securities Fund		✓			✓
Legg Mason Partners Short-Term Investment Grade Bond Fund		✓			✓
Legg Mason Partners Capital and Income Fund		✓	✓	✓	✓
Legg Mason Partners Convertible Fund		✓	✓	✓	✓
Legg Mason Partners Dividend and Income Fund		✓	✓	✓	✓
Legg Mason Partners Diversified Strategic Income Fund		✓		✓	✓
Legg Mason Partners Exchange Reserve Fund		✓	✓	✓	✓
Legg Mason Partners High Income Fund		✓		✓	✓
Legg Mason Partners Municipal High Income Fund		✓		✓	✓
Legg Mason Partners Total Return Bond Fund		✓		✓	✓
Legg Mason Partners Small Cap Core Fund, Inc.	✓		✓		✓
Smith Barney Money Funds—Government Portfolio		✓			✓
Legg Mason Partners Fundamental Value Fund, Inc.	✓				✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio		✓		✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio		✓	✓	✓	✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio		✓	✓	✓	✓
Legg Mason Partners Managed Municipals Fund, Inc.		✓			✓
Legg Mason Partners California Municipals Fund, Inc.		✓			✓
Legg Mason Partners New Jersey Municipals Fund, Inc.		✓			✓
Legg Mason Partners Oregon Municipals Fund		✓	✓		✓
Legg Mason Partners Arizona Municipals Fund, Inc.		✓			✓
Legg Mason Partners Core Plus Bond Fund, Inc.		✓			✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Financial Services Fund	✓				✓				✓
Legg Mason Partners Health Sciences Fund	✓				✓
Legg Mason Partners Technology Fund	✓				✓
Legg Mason Partners Massachusetts Municipals Fund		✓	✓		✓
Legg Mason Partners Classic Values Fund	✓			✓	✓
Legg Mason Partners Intermediate Maturity California Municipals Fund	✓		✓	✓	✓
Legg Mason Partners Intermediate Maturity New York Municipals Fund	✓		✓	✓	✓
Legg Mason Partners Large Cap Growth Fund	✓			✓	✓
Legg Mason Partners S&P 500 Index Fund	✓			✓	✓
Legg Mason Partners Mid Cap Core Fund	✓			✓	✓
Legg Mason Partners Appreciation Fund, Inc.	✓				✓
Legg Mason Partners Inflation Management Fund	✓		✓		✓
Legg Mason Partners International All Cap Growth Fund	✓				✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	✓				✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	✓				✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	✓				✓				✓
Legg Mason Partners Adjustable Rate Income Fund		✓	✓		✓
Legg Mason Partners International Fund	✓		✓		✓
Legg Mason Partners Growth and Income Fund	✓		✓		✓
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	✓		✓		✓
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	✓		✓		✓
Legg Mason Partners Variable Government Portfolio	✓		✓		✓
Legg Mason Partners Variable Dividend Strategy Portfolio	✓		✓		✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Diversified Large Cap Growth Fund		✓	✓		✓
Legg Mason Partners Small Cap Growth Opportunities Fund		✓	✓		✓
Legg Mason Partners Global Equity Fund		✓	✓		✓
Legg Mason Partners Capital Preservation Fund		✓
Legg Mason Partners Capital Preservation Fund II		✓
Legg Mason Partners Short Duration Municipal Income Fund		✓	✓		✓
Salomon Brothers National Tax Free Bond Fund		✓	✓		✓
Salomon Brothers California Tax Free Bond Fund		✓	✓		✓
Salomon Brothers New York Tax Free Bond Fund		✓	✓		✓
Salomon Brothers Mid Cap Fund		✓	✓		✓
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	✓		✓		✓
Citi Premium Liquid Reserves		✓		✓	✓
Citi Premium U.S. Treasury Reserves		✓		✓	✓
Citi Institutional Liquid Reserves		✓		✓	✓
Citi Institutional Cash Reserves		✓		✓	✓
Citi Institutional U.S. Treasury Reserves		✓		✓	✓
Citi Institutional Tax Free Reserves		✓		✓	✓
Citi Institutional Enhanced Income Fund		✓		✓	✓
Legg Mason Partners Emerging Markets Equity Fund	✓		✓		✓
Citi Cash Reserves		✓		✓	✓
Citi U.S. Treasury Reserves		✓		✓	✓
Citi Tax Free Reserves		✓		✓	✓
Citi California Tax Free Reserves		✓		✓	✓
Citi Connecticut Tax Free Reserves		✓		✓	✓
Citi New York Tax Free Reserves		✓		✓	✓
Salomon Brothers Capital Fund Inc.	✓				✓
The Salomon Brothers Fund Inc.	✓				✓
Salomon Brothers Investors Value Fund Inc.	✓				✓
Salomon Brothers Balanced Fund		✓	✓		✓
Salomon Brothers High Yield Bond Fund		✓			✓
Salomon Brothers Institutional Money Market Fund		✓
Salomon Brothers New York Municipal Money Market Fund		✓			✓
Salomon Brothers Short/Intermediate U.S. Government Fund		✓			✓
Salomon Brothers Small Cap Growth Fund		✓	✓		✓
Salomon Brothers Strategic Bond Fund		✓			✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	✓		✓		✓

Fund	Proposal No. 1—to Elect Board Members		Proposal No. 2—to Reorganize as Corresponding Series of an Existing Trust	Proposal No. 3—to Reorganize as Series of a Maryland Business Trust	Proposal No. 4—to Revise Fundamental Investment Policies*	Proposal No. 5—to Liquidate Fund	Proposal No. 6(a)—to Approve New Management Agreement	Proposal No. 6(b)—to Approve Change in Classification from Diversified to Non-Diversified	Proposal No. 7—to Approve New Sub-Advisory Agreement
	Board A— Oversees Equity Funds	Board B— Oversees Fixed- Income Funds
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	✓				✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	✓		✓		✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	✓				✓
Western Asset Emerging Markets Debt Portfolio		✓			✓
Western Asset Global High Yield Bond Portfolio		✓			✓

*	See Appendix O for the specific changes upon which you will be asked to vote.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B. For certain Funds that are organized as a series of a Corporation, a quorum of the shareholders of the Corporation as a whole is required in order to take any action at the Meeting, and, in addition, a quorum of the shareholders for the particular Fund is required in order for action to be taken by the shareholders of that Fund with respect to Proposals 2, 4, 5, 6(a), 6(b) and 7. Such Funds are identified in Appendix B. For any other Fund that is identified in Appendix A as being organized as a series of a Corporation or a series of a Trust, a quorum of the shareholders of the Trust or Corporation as a whole is required in order to take any action at the Meeting with respect to Proposal 1 and, for some Trusts, Proposal 3, and a quorum of the shareholders for the particular Fund is required in order for action to be taken by the shareholders of that Fund with respect to Proposals 2, 4, 5, 6(a), 6(b) and 7, and, for some Funds, Proposal 3.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by Legg Mason, on behalf of the Funds, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution, or variable annuity contract or variable life insurance policy) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6(a), 6(b) and 7, as applicable.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. The New York Stock Exchange (the “NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposals 2, 3, 4, 5, 6(a), 6(b) or 7. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

Shares of certain Funds are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (the “Variable Annuity Funds”). Shares of the Variable Annuity Funds are held by the variable annuity contracts and variable life insurance products offered by the separate accounts of participating life insurance companies. However, in accordance with current law and interpretations thereof, participating insurance companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed proxy card or other authorization by a holder that does not specify how the holder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Those persons who have a voting interest at the close of business on October 2, 2006 will be entitled to submit instructions to their participating insurance company. Each participating insurance company will vote Variable Annuity Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of this Joint Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Proposal 1:

•	Nominees must be elected by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

•	For a Trust or Corporation that contains one or more series, the shareholders of all series will vote together as a single class and the voting power of the shares of each series will be counted together in determining the results of the voting for Proposal 1.

Proposal 2:

•	Requires the approval of the holders of a majority of the voting power of the applicable Fund present or represented by proxy and entitled to vote at the Meeting, or a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, or approval of holders of a majority of the shares entitled to vote of the applicable Fund, as indicated for such Fund in Appendix B.

•	A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Proposal 3:

•	Requires the approval of the shareholders of all applicable Funds that are series of the applicable Trusts, either voting together as a single class or voting as separate series, as indicated in Appendix B. The vote required for approval by each applicable Trust is set forth in Appendix B.

Proposals 4, 6(a), 6(b) and 7:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund.

Proposal 5:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of each class of shares of the applicable Fund.

Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” proposals. Any abstentions or broker non-votes would effectively be treated as a vote “AGAINST” Proposals 2, 3, 4, 5, 6(a), 6(b) and 7. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

PROPOSAL 1—TO ELECT BOARD MEMBERS

The purpose of this Proposal 1 is to elect Board Members of each Trust or Corporation named in the tables below.

Currently, ten different Boards oversee the Funds. This Proposal 1 would realign and consolidate the Boards so that the open-end Funds in the Fund complex would be overseen by just two Boards, with one focusing on equity Funds (“Board A”) and one focusing on fixed-income Funds (“Board B”). The shareholders of each Fund are being asked to vote for the election of Board Members of either Board A or Board B as discussed below.

It is intended that the enclosed proxy card will be voted for all nominees (each, a “Nominee”) for the applicable Board unless a proxy contains specific instructions to the contrary. The Nominees’ term of office will commence upon their acceptance of their elections, which is expected to occur during the first quarter of 2007.

Certain equity Funds, marked with asterisks in the first table below, are being asked to vote for election of Board B, the Board focusing on fixed-income Funds, because these equity Funds are series of entities with multiple series, which include fixed-income Funds. For the same reason, certain fixed-income Funds, marked with asterisks in the second table below, are being asked to vote for the election of Board A, the board focusing on equity Funds. One consequence of the reorganizations of the Funds being proposed in Proposals 2 and 3 would be to realign the Funds so that Board A will focus on overseeing equity Funds and Board B will focus on overseeing fixed-income Funds. Consequently, in the case of those Funds that are identified below with an asterisk, if the reorganizations being proposed in Proposals 2 and 3 are approved by the applicable shareholders, then the Board Members that you are being asked to elect in this Proposal 1 may differ from Board Members that ultimately oversee your Fund. See Appendix M for the Board that will oversee your Fund if the reorganizations are consummated.

Funds to Elect Board Members of Board A (the “Board A Funds”)

Trust/Corporation	Series[1]	Existing Board[2]
Legg Mason Partners Lifestyle Series, Inc.	Legg Mason Partners Lifestyle Balanced Fund	1
	Legg Mason Partners Lifestyle Conservative Fund
	Legg Mason Partners Lifestyle Growth Fund
	Legg Mason Partners Lifestyle High Growth Fund
	Legg Mason Partners Lifestyle Income Fund
	Legg Mason Partners Variable Lifestyle Balanced Portfolio
	Legg Mason Partners Variable Lifestyle Growth Portfolio
	Legg Mason Partners Variable Lifestyle High Growth Portfolio

Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	1
	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value

[1]	Certain Trusts and Corporations do not contain multiple series, as indicated by the absence of an entry in this column.
[2]	The Existing Boards, numbered 1 through 10 for purposes of this Proposal 1 and the relevant Appendices, are the Boards that currently oversee the Funds. The members of each Existing Board and the Funds overseen by each Existing Board are shown in the tables contained in Appendix C.

Trust/Corporation	Series[1]	Existing Board[2]
	Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Legg Mason Partners Aggressive Growth Fund, Inc.†		2

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Investment Grade Bond Fund*	2
	Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value
	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value
	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value
	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value
	Legg Mason Partners Multiple Discipline Funds All Cap and International
	Legg Mason Partners Real Return Strategy Fund
	Legg Mason Partners Small Cap Growth Fund
	Legg Mason Partners Small Cap Value Fund
	Legg Mason Partners Hansberger Global Value Fund
	Legg Mason Partners Government Securities Fund*

Legg Mason Partners Equity Funds	Legg Mason Partners Social Awareness Fund	3

Legg Mason Partners Small Cap Core Fund, Inc.		3

Legg Mason Partners Fundamental Value Fund, Inc.		4

Legg Mason Partners Sector Series, Inc.	Legg Mason Partners Financial Services Fund	5
	Legg Mason Partners Health Sciences Fund
	Legg Mason Partners Technology Fund

Legg Mason Partners Investment Trust	Legg Mason Partners Classic Values Fund	5
	Legg Mason Partners Intermediate Maturity California Municipals Fund*
	Legg Mason Partners Intermediate Maturity New York Municipals Fund*
	Legg Mason Partners Large Cap Growth Fund
	Legg Mason Partners S&P 500 Index Fund
	Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Appreciation Fund, Inc.		5

Legg Mason Partners World Funds, Inc.	Legg Mason Partners Inflation Management Fund*	6
	Legg Mason Partners International All Cap Growth Fund

Legg Mason Partners Variable Portfolios III, Inc.	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Adjustable Rate Income Portfolio*	6
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Aggressive Growth Portfolio
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable High Income Portfolio*
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable International All Cap Growth Portfolio

Trust/Corporation	Series[1]	Existing Board[2]
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Large Cap Growth Portfolio
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Large Cap Value Portfolio
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Mid Cap Core Portfolio
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Money Market Portfolio*
	Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Social Awareness Stock Portfolio

Legg Mason Partners Investment Series	Legg Mason Partners International Fund	8
	Legg Mason Partners Dividend Strategy Fund†
	Legg Mason Partners Growth and Income Fund
	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
	Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio
	Legg Mason Partners Variable Government Portfolio*
	Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Variable Portfolios V	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	8
CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund	8

Legg Mason Partners Variable Portfolios I, Inc.	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	9
	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio*
	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio
	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio
	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio
	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio*
	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

Salomon Brothers Capital Fund Inc		10

The Salomon Brothers Fund Inc		10

Salomon Brothers Investors Value Fund Inc		10

*	Please see the explanatory note in the paragraph preceding this chart.
†	The vote of the shareholders of this Fund for the election of Board Members is being sought in a separate proxy statement.

Funds to Elect Board Members of Board B (the “Board B Funds”)

Trust/Corporation	Series[1]	Existing Board[2]
Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio	2
	Government Portfolio
	Municipal Portfolio

Legg Mason Partners Municipal Funds	California Money Market Portfolio	3
	Legg Mason Partners Florida Municipals Fund
	Legg Mason Partners Georgia Municipals Fund
	Legg Mason Partners Intermediate-Term Municipals Fund
	Legg Mason Partners National Municipals Fund
	Massachusetts Money Market Portfolio
	New York Money Market Portfolio
	Legg Mason Partners New York Municipals Fund
	Legg Mason Partners Pennsylvania Municipals Fund

Smith Barney Municipal Money Market Fund Inc.		3

Legg Mason Partners Funds, Inc.	Legg Mason Partners Large Cap Value Fund*	3
	Legg Mason Partners U.S. Government Securities Fund
	Legg Mason Partners Short-Term Investment Grade Bond Fund

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund*	3
	Legg Mason Partners Convertible Fund*
	Legg Mason Partners Dividend and Income Fund*
	Legg Mason Partners Diversified Strategic Income Fund
	Legg Mason Partners Exchange Reserve Fund
	Legg Mason Partners High Income Fund
	Legg Mason Partners Municipal High Income Fund
	Legg Mason Partners Total Return Bond Fund

Smith Barney Money Funds, Inc.	Smith Barney Money Funds—Cash Portfolio†	3
	Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio*	5
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio*
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio*
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio*
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio*

[1]	Certain Trusts and Corporations do not contain multiple series, as indicated by the absence of an entry in this column.
[2]	The Existing Boards, numbered 1 through 10 for purposes of this Proposal 1 and the relevant Appendices, are the Boards that currently oversee the Funds. The members of each Existing Board and the Funds overseen by each Existing Board are shown in the tables contained in Appendix C.

Trust/Corporation	Series[1]	Existing Board[2]
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio*

Legg Mason Partners Managed Municipals Fund, Inc.		5

Legg Mason Partners California Municipals Fund, Inc.		5

Legg Mason Partners New Jersey Municipals Fund, Inc.		5

Legg Mason Partners Oregon Municipals Fund		5

Legg Mason Partners Arizona Municipals Fund, Inc.		5

Legg Mason Partner Core Plus Bond Fund, Inc.		5

Legg Mason Partners Massachusetts Municipals Fund		5

Legg Mason Partners Adjustable Rate Income Fund		7

Legg Mason Partners Trust II	Legg Mason Partners Diversified Large Cap Growth Fund*	8
	Legg Mason Partners Small Cap Growth Opportunities Fund*
	Legg Mason Partners Global Equity Fund*
	Legg Mason Partners Capital Preservation Fund
	Legg Mason Partners Capital Preservation Fund II
	Legg Mason Partners Short Duration Municipal Income Fund

Salomon Funds Trust	Salomon Brothers National Tax Free Bond Fund	8
	Salomon Brothers California Tax Free Bond Fund
	Salomon Brothers New York Tax Free Bond Fund
	Salomon Brothers Mid Cap Fund*

CitiFunds Premium Trust	Citi Premium Liquid Reserves	8
	Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves	8
	Citi Institutional Cash Reserves
	Citi Institutional U.S. Treasury Reserves
	Citi Institutional Tax Free Reserves
	Citi Institutional Enhanced Income Fund

CitiFunds Trust III	Citi Cash Reserves	8
	Citi U.S. Treasury Reserves
	Citi Tax Free Reserves
	Citi California Tax Free Reserves
	Citi Connecticut Tax Free Reserves
	Citi New York Tax Free Reserves

Salomon Brothers Series Funds Inc	Salomon Brothers Balanced Fund*	9
	Salomon Brothers High Yield Bond Fund
	Salomon Brothers Institutional Money Market Fund
	Salomon Brothers New York Municipal Money Market Fund
	Salomon Brothers Short/Intermediate U.S. Government Fund
	Salomon Brothers Small Cap Growth Fund*
	Salomon Brothers Strategic Bond Fund

Western Asset Funds II, Inc.	Western Asset Emerging Markets Debt Portfolio	9
	Western Asset Global High Yield Bond Portfolio

*	Please see the explanatory note in the paragraph preceding this chart.
†	The vote of the shareholders of this Fund for the election of Board Members is being sought in a separate proxy statement.

Reasons for Realignment and Consolidation

On December 1, 2005, Legg Mason, Inc. (“Legg Mason”) acquired substantially all of the worldwide asset management business of Citigroup Inc. (“Citigroup”). Following the acquisition, Legg Mason undertook a review of the investment advisory operations it had acquired and the operations of the mutual funds formerly advised by Citigroup Asset Management with a view to integrating the acquired business with Legg Mason’s asset management business and to streamlining the Legg Mason family of mutual funds by eliminating overlapping and duplicative Funds. (The mutual funds formerly advised by Citigroup Asset Management are referred to as the “Fund complex.”) At meetings held during June and July 2006, Legg Mason made proposals to the Existing Boards to achieve these goals. Among Legg Mason’s proposals was a recommendation that the number of Boards overseeing the Funds be reduced by the election of a single Board (Board A) intended to oversee Funds that usually invest largely in equity or equity-like investments, even if they invest in some fixed-income investments (such Funds, “Equity Funds”), and a second Board (Board B) intended to oversee Funds that usually invest largely in fixed-income investments (such Funds, “Fixed-Income Funds”), and that the number of Board Members who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”) (the “Independent Board Members”) be set at an appropriate level for each Board.

The Boards have determined that realigning the Existing Boards into a smaller number of Boards may provide benefits to shareholders of the Funds. With a single Board overseeing Funds of a specific type, the Board will be better able to focus its attention on issues common to many of the Funds overseen by the Board and may be able to act to resolve these issues in the same time frame. Legg Mason’s senior management and senior portfolio managers have advised the Boards that they expect to meet more frequently with the new Boards because their time will be allocated among fewer Boards and that more frequent communications between the Boards and management will facilitate management’s high level planning and strategic initiatives for the entire Fund complex. More frequent contact with portfolio managers is expected to result in more efficient and effective investment management presentations. Realigning the Existing Boards into two Boards may reduce Fund expenses, such as costs associated with holding Board and committee meetings. Finally, the Board realignment is expected to benefit Legg Mason management, whose reduced administrative burden and costs should allow management to devote more time and resources to providing services to the Funds and to high level strategic planning.

It is intended that Board A will supervise Equity Funds and Board B will supervise Fixed-Income Funds. (In a limited number of instances, Board A may oversee certain Fixed-Income Funds and Board B may oversee certain Equity Funds because of the way that some Funds, such as asset allocation funds, are managed together.) This realignment will be achieved as a consequence of the reorganization of the Funds described in Proposal 2. If the proposed reorganization of the Funds is not approved by shareholders of all Funds where shareholder approval is required however, it is possible that one or more Equity Funds will be overseen by Board B (which is intended to oversee Fixed-Income Funds) or that one or more Fixed-Income Funds will be overseen by Board A (which is intended to oversee Equity Funds). In that event, the Boards might consider additional steps that could be taken to achieve the desired realignment, including possibly reproposing the reorganization.

It is also intended that the Nominees, if elected, will serve as Trustees of newly established Maryland business trusts (each, a “Maryland Trust”) into which the Equity Funds and the Fixed-Income Funds are proposed to be reorganized, as described in Proposal 3. Consequently, the same Board that oversees the Equity Funds or Fixed-Income Funds prior to the reorganization of the Funds as series of Maryland Trusts will oversee the successor Funds resulting from the reorganizations.

You are being asked to elect Board Members of your Fund. Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders. If, however, before the election, any Nominee refuses or is unable to serve, proxies may be voted for a replacement Nominee, if any, designated by the current Board Members. Please note that the current charter documents of Legg Mason Small Cap Core Fund, Inc., Legg Mason Partners Inflation Management Fund and Legg Mason Partners International All Cap Growth Fund limit the size of the Board to twelve directors, and accordingly only twelve of the Nominees may serve on these Boards. Mr. R. Jay Gerken, the Nominee who is an “interested person” under the 1940 Act by virtue of his position with Legg Mason, has indicated that he will not serve on these Boards if necessary in order that the size limitation is complied with. However, if these Funds are reorganized as described in Proposal 2, the Board size limitation would not apply and it is expected that Mr. Gerken will serve on the Boards of these Funds. In that case, it is also expected that Mr. Gerken will serve on the Boards of these Funds if the reorganizations described in Proposal 3 occur.

The Nominees’ terms of office will commence upon their acceptance of their elections, which is expected to occur during the first quarter of 2007. Each Board Member will be elected to hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal.

The nominations of the Nominees listed below have been approved by the Board Members. Information about the Nominees for the Boards is set forth in the sections below. Each Board has determined that the number of Board Members shall be fixed at the number of Board Members elected in accordance with this Joint Proxy Statement.

Nominees—Board A

The Nominees for Board A, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the Fund complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Nominee was recommended for nomination by the Existing Boards of the Board A Funds.

Mr. Gerken is an “interested person” as defined in the 1940 Act by virtue of his position with Legg Mason and its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Independent Nominees:

Paul R. Ades Born 1940	Board Member Nominee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	72	None

Andrew L. Breech Born 1952	Board Member Nominee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	72	None

Dwight B. Crane Born 1937	Board Member Nominee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)	72	None

Robert M. Frayn, Jr. Born 1934	Board Member Nominee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	72	None

Frank G. Hubbard Born 1937	Board Member Nominee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	72	None

Howard J. Johnson Born 1938	Board Member Nominee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	72	None

David E. Maryatt Born 1936	Board Member Nominee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	72	None

Jerome H. Miller Born 1938	Board Member Nominee	Since 1995	Retired	72	None

Ken Miller Born 1942	Board Member Nominee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)	72	None

John J. Murphy Born 1944	Board Member Nominee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	72	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Board Member Nominee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	72	Director, Citizens National Bank, Maplewood (2006)

Jerry A. Viscione Born 1944	Board Member Nominee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	72	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Interested Nominee:

R. Jay Gerken , CFA Born 1951	Board Member Nominee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of 166 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	166	Trustee, Consulting Group Capital Markets Funds

*	Indicates the earliest year in which Nominee became a Board Member for a Fund in the Fund complex.

† Assumes that the reorganizations discussed in Proposals 2 and 3 are approved.

Nominees—Board B

The Nominees for Board B, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the Fund complex the Nominees currently oversee, and other board memberships they hold are set forth below. The address of each Nominee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Nominee was recommended for nomination by the Existing Boards of the Board B Funds.

Mr. Gerken is an “interested person” as defined in the 1940 Act by virtue of his position with Legg Mason and its affiliates described in the table below.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Independent Nominees:

Elliott J. Berv Born 1943	Board Member Nominee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	73	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

A. Benton Cocanougher Born 1938	Board Member Nominee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	73	None

Jane F. Dasher Born 1949	Board Member Nominee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	73	None

Mark T. Finn Born 1943	Board Member Nominee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	73	None

Rainer Greeven Born 1936	Board Member Nominee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002); Director and Officer, South Fork Land Foundation	73	None

Stephen Randolph Gross Born 1947	Board Member Nominee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	73	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Board Member Nominee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	73	None

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex To Be Overseen by Nominee†	Other Board Memberships Held by Nominee During Past Five Years

Diana R. Harrington Born 1940	Board Member Nominee	Since 1992	Professor, Babson College (since 1992)	73	None

Susan M. Heilbron Born 1945	Board Member Nominee	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	73	None

Susan B. Kerley Born 1951	Board Member Nominee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	73	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Board Member Nominee	Since 1990	President, George Mason University (since 1996)	73	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Board Member Nominee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	73	None

Interested Nominee:

R. Jay Gerken, CFA Born 1951	Board Member Nominee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 166 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	166	Trustee, Consulting Group Capital Markets Funds

*	Indicates the earliest year in which Nominee became a Board Member for a Fund in the Fund complex.

† Assumes that the reorganizations discussed in Proposals 2 and 3 are approved.

General Information Regarding the Boards

Compensation: Information relating to compensation paid to the Board Members of the Existing Boards for the Most Recent Year* is set forth in Appendix C.

Equity Securities Owned by the Nominees: Information relating to the amount of equity securities owned by the Nominees in the Funds that they oversee and in the other Funds in the Fund complex as of May 31, 2006 is set forth in Appendix D.

Attendance of Board Members at Annual Meeting: No Trust or Corporation has a policy with regard to attendance of Board Members at annual meetings. No annual meeting for any Trust or Corporation was held during the Most Recent Year.

Board Meetings: Information relating to the number of times that the Existing Boards on which the Nominees served met during the Most Recent Year is set forth in Appendix E.

Standing Committees of the Existing Boards: Information relating to the various standing committees of the Existing Boards is set forth in Appendix F.

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are set forth in Appendix H.

Indemnification of Board Members and Officers

The governing documents of each Trust or Corporation generally provide that, to the extent permitted by applicable law, the Trust or Corporation will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or Corporation, unless, as to liability to the Trust or Corporation or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. The Funds organized under Massachusetts law generally prohibit indemnification where it is finally adjudicated that those seeking indemnification did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. For Funds incorporated under Maryland law, indemnification is not permitted in the case of actions or omissions committed in bad faith or as a result of active and deliberate dishonesty, which are material to the matter giving rise to the proceeding, or with respect to which an improper personal benefit in money, property or services was received or, in the case of a criminal proceeding, committed with reasonable cause to believe that the action or omission was unlawful. Indemnification provisions contained in a Trust’s or Corporation’s governing documents are subject to any limitations imposed by applicable law.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SaBAM”), which were then investment adviser or manager to certain of the Funds (the “Investment Managers”), substantially all of the mutual funds then managed by the Investment Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Investment Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

*	The term “Most Recent Year,” when used in this Proposal 1 and the relevant Appendices, refers to the calendar year ended December 31, 2005, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix X.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested* and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act of 1940, as amended which the court granted plaintiffs leave to replead as a derivative claim. Plaintiffs are scheduled to file their second consolidated amended complaint in the fourth quarter of 2006.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM

*	The Funds dismissed for lack of standing are Salomon Brothers Opportunity Fund Inc, Salomon Brothers All Cap Value Fund, Salomon Brothers Balanced Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Social Awareness Fund, Legg Mason Partners Short Term Investment Grade Bond Fund, Legg Mason Partners U.S. Government Securities Fund, Legg Mason Partners Lifestyle Balanced Fund, Legg Mason Partners Lifestyle Conservative Fund, Legg Mason Partners Lifestyle Growth Fund, Legg Mason Partners Lifestyle High Growth Fund, Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners Convertible Fund, Legg Mason Partners Capital and Income Fund, Legg Mason Partners Total Return Bond Fund, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Government Securities Fund, Legg Mason Partners Hansberger Global Value Fund, Legg Mason Partners Small Cap Value Fund, Legg Mason Partners Growth and Income Fund, Legg Mason Partners Classic Values Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Dividend and Income Fund, Legg Mason Partners S&P 500 Index Fund, Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds—Cash Portfolio, Smith Barney Money Funds—Government Portfolio, Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, Legg Mason Partners California Money Market Portfolio, Legg Mason Partners Florida Municipals Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Massachusetts Money Market Portfolio, Legg Mason Partners National Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund, Legg Mason Partners Technology Fund, Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Global Equity Fund, Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Capital Preservation Fund, Legg Mason Partners Capital Preservation Fund II, Legg Mason Partners Diversified Large Cap Growth Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Inflation Management Fund, Legg Mason Partners International All Cap Growth Fund, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Adjustable Rate Income Portfolio.

and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Certain of the Funds are not Affected Funds, and therefore did not implement the transfer agent arrangements described above. Those Funds have not and will not receive any portion of the distributions.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A response to the complaint is due in October 2006. No assurance can be given as to the outcome of this matter.

The foregoing speaks only as of the date of this Joint Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Shareholder Approval

Proposal 1, the election of the Nominees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of each Fund in the same Trust or Corporation will be counted together with respect to the election of the Nominees to the Board and the shareholders of each Fund will vote together as a single class with the shareholders of all other Funds that are series of the same Trust or Corporation.

Your Board recommends that you vote “FOR” the election of each of the Nominees to Board A or Board B, as applicable.

PROPOSAL 2—TO APPROVE STEP 1 AGREEMENT AND PLAN OF REORGANIZATION

The shareholders of all Funds should read this Proposal 2. Most Funds addressed in this Joint Proxy Statement will participate in the restructuring initiative described in this Proposal 2 and in Proposal 3 below, even if shareholders of a particular Fund are not voting on this Proposal.

This proposal is to be voted on by shareholders of the following Funds:

Legg Mason Partners Investment Grade Bond Fund

Legg Mason Partners Government Securities Fund

Legg Mason Partners Social Awareness Fund

California Money Market Portfolio

Legg Mason Partners Florida Municipals Fund

Legg Mason Partners Georgia Municipals Fund

Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners National Municipals Fund

Massachusetts Money Market Portfolio

New York Money Market Portfolio

Legg Mason Partners New York Municipals Fund

Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Partners Large Cap Value Fund

Legg Mason Partners Capital and Income Fund

Legg Mason Partners Convertible Fund

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Legg Mason Partners Inflation Management Fund

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners International Fund

Legg Mason Partners Growth and Income Fund

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Government Portfolio

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Diversified Large Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Global Equity Fund

Legg Mason Partners Short Duration Municipal Income Fund

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Legg Mason Partners Emerging Markets Equity Fund

Salomon Brothers Balanced Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio

Shareholders of each Fund listed above are being asked by that Fund’s Board to approve the first step in a two step restructuring initiative. Shareholders of certain other Funds, as indicated in Appendix J, are not required by their governing documents or applicable law to approve this Step 1, but will nonetheless participate in it. In Step 1, it is proposed that the number of legal entities within the open-end Fund complex be reduced. In Step 2, the approval of which is sought in Proposal 3 of this Joint Proxy Statement, it is proposed that all Funds (other than the Capital Preservation Funds identified below) be reorganized as series of Maryland business trusts and operate under a single form of declaration of trust. Funds that are proposed to participate in Step 1 of the restructuring initiative are referred to as “Predecessor Funds.” Because most Funds addressed in this Joint Proxy Statement will participate in the restructuring initiative, shareholders of all Funds should read this Proposal 2 and Proposal 3, even if they are not voting on these proposals.

Today, the Fund complex includes over one hundred forty open-end Funds that are organized within forty-five Corporations and Trusts which were formed in different states and have charter documents that may vary widely. Each of the legal entities is separately registered with the SEC.

It is proposed that the number of separate legal entities be reduced from forty-five to nine. To achieve this result, each Predecessor Fund will be reorganized as a newly formed corresponding series (each, a “Successor Fund”) of one of seven existing legal entities (each, a “Successor Entity”). The eighth existing legal entity, which will house the master funds in the master-feeder structure, is not covered by this Joint Proxy Statement. The ninth existing legal entity, which will house Legg Mason Partners Capital Preservation Fund and Legg Mason Partners Capital Preservation Fund II, is not part of the reorganizations. Each Successor Fund will acquire all of the assets and liabilities of the corresponding Predecessor Fund, and will have Fund agreements substantially identical to those of the Predecessor Fund.

At meetings held during June and/or July 2006, the Board of each Predecessor Fund and each Successor Fund approved an agreement and plan of reorganization substantially in the form attached hereto as Appendix I, pursuant to which each Predecessor Fund would be reorganized as a corresponding Successor Fund. Each of these reorganizations is referred to as a “Step 1 Reorganization,” and each agreement and plan of reorganization is referred to as a “Step 1 Reorganization Agreement.”

Each of the Predecessor Funds is organized as a Maryland Corporation, or a series of a Maryland Corporation, or as a Massachusetts Trust, or a series of a Massachusetts Trust (each such Maryland Corporation or Massachusetts Trust, a “Predecessor Entity”). Each Successor Entity is organized as a Massachusetts Trust. A list of all Predecessor Funds, Predecessor Entities, Successor Funds and Successor Entities, marked to indicate those Funds voting on this Proposal 2, is set forth in Appendix J. Each Predecessor Entity and Successor Entity is a registered investment company. Please note that certain Predecessor Entities are also Successor Entities because certain Funds will be reorganized from one Massachusetts Trust to another and, at the same time, certain Funds will be reorganized into that Trust. This will be done to group the Equity Funds together and the Fixed-Income Funds together.

At the Meeting, shareholders of each Predecessor Fund named at the beginning of this Proposal 2 will be asked to approve the applicable Step 1 Reorganization Agreement. If approved, it is expected that each Step 1 Reorganization would take effect during the first quarter of 2007 but may occur at a different time agreed upon in accordance with the terms of the applicable Step 1 Reorganization Agreement. No Step 1 Reorganization is contingent upon any other Step 1 Reorganization, and the closing date for any one Step 1 Reorganization may or may not be the same as the closing date for any other Step 1 Reorganization.

Shareholders of Funds identified in Appendix K are being asked separately to approve other reorganizations for those Funds. As described below in “Other Restructuring Initiatives,” if another reorganization is approved for a Fund in Appendix K, that Fund will not participate in a Step 1 Reorganization.

Reasons for the Step 1 Reorganizations

As noted above, a primary effect and benefit of the Step 1 Reorganizations will be to reduce the number of separate legal entities that will need to file registration statements with the SEC. This reduction is designed to achieve certain efficiencies in the administration of the Funds (such as a reduction in the number of state filings and other organizational burdens relating to the maintenance of multiple legal entities). The Funds may also realize certain economies, such as in registration fees paid by the Funds. In an entity with multiple series, redemptions in one series can help offset SEC registration fees paid by another series. In addition, the reduction will allow for more Funds to be combined in a single SEC registration statement, which can help make the SEC registration process more efficient and cost effective.

Another primary benefit of the Step 1 Reorganizations will be to help achieve the goal of ensuring that the equity Board, Board A, oversees most of the Equity Funds within the Fund complex and the fixed-income Board, Board B, oversees most of the Fixed-Income Funds. This also is expected to help achieve certain efficiencies within the management organizations.

The Step 1 Reorganizations will not result in the combination of assets of any Predecessor Fund with any Successor Fund. The Successor Funds are newly created series, with no current assets or operations, that were formed specifically to acquire the assets of the corresponding Predecessor Funds. After the Step 1 Reorganizations, Successor Fund shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the Step 1 Reorganizations.

The Step 1 Reorganizations will not affect the investment objectives or strategies of the Predecessor Funds or the way they are managed. The Successor Funds will have management agreements, distribution plans, distribution agreements, other service agreements and policies and procedures substantially identical to those of their corresponding Predecessor Funds. The Step 1 Reorganizations also will not change management fees or distribution fees payable by Predecessor Fund shareholders. Please note, however, that shareholders of certain Funds are being asked to approve new management or sub-advisory agreements in Proposals 6(a) and 7 of this Joint Proxy Statement, respectively.

Other Restructuring Initiatives

As noted above, shareholders of certain Funds are being asked to approve the second step of the restructuring initiative. In Step 2, shareholders of the current series of each Successor Entity are being asked to consider the reorganization of each Successor Entity and all of its series, including each Successor Fund, as new series of newly-created Maryland Trusts. Each of these reorganizations is referred to as a “Step 2 Reorganization,” and each agreement and plan of reorganization for that reorganization is referred to as a “Step 2 Reorganization Agreement.” The goal of the Step 2 Reorganizations is to establish a single form of legal organization for all of the Funds, with all Funds operating under uniform charter documents. See Proposal 3 of this Joint Proxy Statement for additional information regarding the Step 2 Reorganizations. In order to ensure that the equity Board, Board A, oversees most of the Equity Funds within the Fund complex and the fixed income Board, Board B, oversees most of the Fixed-Income Funds, the shareholders of certain Funds are being asked by the Boards of those Funds to vote on both the Step 1 Reorganization Agreement and the Step 2 Reorganization Agreement. Please see below for an illustration of how the proposed restructuring will be accomplished for a particular Predecessor Fund.

A Step 2 Reorganization will not occur for a Fund if the Step 1 Reorganization for that Fund does not occur, unless the Fund is already a series of a Successor Entity and shareholders of the Successor Entity approve the Step 2 Reorganization. If the Step 1 Reorganization for a Predecessor Fund occurs, and the shareholders of the current series of the applicable Successor Entity approve the Step 2 Reorganization, immediately following the closing of the Step 1 Reorganization, the applicable Successor Fund will be reorganized as a corresponding series of a new Maryland Trust, and shareholders of that Predecessor Fund will become shareholders of that series of the Maryland Trust. If, on the other hand, the Step 1 Reorganization for a Predecessor Fund occurs, but the shareholders of the current series of the applicable Successor Entity do not approve the Step 2 Reorganization, following the Step 1 Reorganization, shareholders of the Predecessor Fund will become shareholders of the corresponding Successor Fund which will remain a series of the Successor Entity.

The shareholders of the current series of each Successor Entity are also, in Proposal 1 of this Joint Proxy Statement, being asked by their Boards to elect Board Members of the Successor Entity. Please be aware that the slate of Board Members that you are being asked to elect in Proposal 1 may differ from the slate of Board Members that the current series of the applicable Successor Entity are being asked to elect in Proposal 1, and that will ultimately, if elected by such Successor Entity’s shareholders, oversee the corresponding Successor Fund. See Proposal 1 for the list of nominees for each Successor Entity.

If all of the Step 1 and Step 2 Reorganizations occur, and all of the Board Members of each Successor Entity are elected as proposed in Proposal 1, the Fund complex will be structured as shown in Appendix M following the closing of the Reorganizations, with each Fund being overseen by the Board indicated in Appendix M.

The shareholders of certain Predecessor Funds identified in Appendix K (each, a “Contingent Predecessor Fund”) are also being asked to approve agreements and plans of reorganization pursuant to which each Contingent Predecessor Fund will be combined into another registered investment company or series thereof. If you are a shareholder of a Contingent Predecessor Fund, you will receive, or may have already received, a separate proxy statement seeking your approval of that reorganization. If the shareholders of your Contingent Predecessor Fund approve that reorganization and that reorganization is consummated, the Step 1 Reorganization with respect to your Contingent Predecessor Fund will not occur. It is still important that shareholders of the Funds in Appendix K vote on this Proposal 2.

Effects of the Step 1 Reorganizations

Immediately after the Step 1 Reorganizations, shareholders of the Predecessor Funds will own shares of the corresponding class of the corresponding Successor Fund that are equal in number and in value to the shares of each Predecessor Fund that were held by those shareholders immediately prior to the closing of the relevant Step 1 Reorganizations. The full value of your shares of a Predecessor Fund will be exchanged for shares of the same class of the corresponding Successor Fund without any sales load, commission or other transactional fee being imposed. For example, if you currently own 100 Class A shares of a Predecessor Fund, immediately after the closing of the Step 1 Reorganization, you would own 100 Class A shares of the corresponding Successor Fund having the same net asset value as your original 100 shares of the Predecessor Fund.

As a result of the Step 1 Reorganizations, shareholders of each Predecessor Fund will become shareholders of the corresponding Successor Fund. Please note, as more fully discussed below under “Comparison of Maryland Corporations and Massachusetts Trusts,” that the charters and governing state laws of the Successor entities may differ from the charters and governing state laws of the Predecessor Funds, in particular with respect to the rights of shareholders to vote on certain matters. For example, shareholders of the Predecessor Funds organized as Massachusetts business trusts generally have the right under their charters to vote on fund reorganizations, except that in certain cases the Trustees may authorize re-domiciling and similar transactions without a shareholder vote if a vote is not required by the 1940 Act or other applicable federal securities laws. The Directors of the Predecessor Funds organized as Maryland corporations generally may authorize fund reorganizations without seeking shareholder approval if approval is not otherwise required by the 1940 Act or other applicable federal securities laws. Shareholders of each of the Successor Entities, except for shareholders of Legg Mason Partners Variable Portfolios IV, generally have the right to vote on fund reorganizations, except in certain cases with respect to re-domiciling and similar transactions. The shareholders of Legg Mason Partners Variable Portfolios IV, however, are not entitled to vote on any fund reorganizations, except as provided under the 1940 Act or other applicable federal securities laws.

Assuming the approval of the Step 2 Reorganizations, each Successor Fund will become a series of a Maryland Trust. For a comparison of certain attributes of Maryland Corporations and Massachusetts Trusts, please see “Comparison of the Maryland Corporations and Massachusetts Trusts” below.

For all Predecessor Funds, including those that are organized as Maryland Corporations or series of Maryland Corporations, whose shareholders are not voting on the Step 1 Reorganizations, after the shareholders receive shares of the applicable corresponding Successor Fund, shares of the Predecessor Funds will be cancelled or technically redeemed under applicable state law, as the case may be, and the Predecessor Funds will be terminated. This Joint Proxy Statement constitutes notice of any such redemption.

Board Considerations

At meetings held during June and/or July 2006, the Board of each Predecessor Fund and each Successor Fund approved the Step 1 Reorganizations, including the Step 1 Reorganization Agreements. To assist the Boards in their consideration of the Step 1 Reorganizations, the Boards received in advance of their meetings materials and information about the restructuring proposals.

At each Board’s June and/or July meeting, representatives of Legg Mason made presentations to, and responded to, questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent legal counsel to consider the Step 1 Reorganizations.

Among other things, the Board Members considered:

(a) that Legg Mason has advised the Board that each Successor Fund will furnish the same level of services to its shareholders as does the corresponding Predecessor Fund;

(b) that the investment objective, strategies, policies and restrictions of each Successor Fund will be identical to those of the corresponding Predecessor Fund in effect immediately prior to the closing, after giving effect to any changes to current investment objectives, policies and restrictions approved by shareholders as a result of the proposals in this Joint Proxy Statement;

(c) that Legg Mason has advised the Board that, with the exception of those Predecessor Funds being asked to approve new management or sub-advisory agreements in Proposals 6(a) and 7 of this Joint Proxy Statement, respectively, each Successor Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Predecessor Fund immediately prior to the Step 1 Reorganization;

(d) that Legg Mason has advised the Board that there is no anticipated material adverse effect on the Predecessor Funds’ annual operating expenses and shareholder fees and services as a result of the Step 1 Reorganizations;

(e) that Legg Mason has informed the Board that it believes the reorganization of each Predecessor Fund into a corresponding Successor Fund, and the resulting reduction in the number of legal entities separately registered with the SEC, may result in cost savings and facilitate communication between Fund management and the Boards;

(f) that shareholders of each Predecessor Fund will own shares of the corresponding class of the corresponding Successor Fund that are equal in number, and in value, to the shares of the Predecessor Fund that were held by those shareholders immediately prior to the closing of the Step 1 Reorganization;

(g) the terms of the proposed Step 1 Reorganization Agreements, including the anticipated tax-free nature of the transactions for the Predecessor Funds and their shareholders, and that the transactions are not contingent on each other and may proceed separately; and

(h) information from Legg Mason as to the estimated costs and expenses associated with the Step 1 Reorganizations and that Legg Mason would bear a portion of such costs and expenses.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members concluded that the interests of shareholders of each Fund will not be diluted as a result of the Step 1 Reorganization and that the participation in the Reorganization is in the best interests of each Fund and its shareholders.

Federal Income Tax Consequences

Each Step 1 Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As a condition to the closing of each Step 1 Reorganization, the parties must receive an opinion from counsel that the Step 1 Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

(a) neither a Predecessor Fund nor its corresponding Successor Fund will recognize any gain or loss as a result of the Reorganization;

(b) the corresponding Successor Fund’s tax basis in the Predecessor Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Predecessor Fund immediately prior to the Reorganization, and the Successor Fund’s holding period of such assets will include the period during which the Predecessor Fund held such assets;

(c) the corresponding Successor Fund will succeed to, and take into account the items of, the Acquired Fund described in Section 381(c) of the Internal Revenue Code;

(d) a Predecessor Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Successor Fund shares in exchange for such shareholder’s Predecessor Fund shares pursuant to the Reorganization;

(e) a Predecessor Fund shareholder’s aggregate tax basis in the corresponding Successor Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Predecessor Fund shares held immediately before the Reorganization; and

(f) a Predecessor Fund shareholder’s holding period for the corresponding Successor Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Predecessor Fund shares.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by the Predecessor Fund, the Predecessor Entity, the Successor Fund and the Successor Entity.

Summary of the Step 1 Reorganization Agreements

Each Step 1 Reorganization Agreement contemplates:

(a) the transfer of all of the assets of each Predecessor Fund to a corresponding Successor Fund in exchange for shares of the Successor Fund having an aggregate value equal to the assets and liabilities of the Predecessor Fund, and the assumption by the corresponding Successor Fund of all of the liabilities of the Predecessor Fund;

(b) the distribution to shareholders of each class of the Predecessor Fund of the same number of shares of the corresponding class of the respective Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Predecessor Fund held by that shareholder on the applicable Step 1 Closing Date (as defined below) and the cancellation or redemption of shares, as the case may be, of the Predecessor Fund; and

(c) the subsequent deregistration and dissolution of the Predecessor Entity.

Set forth below is a general description of the terms of the Step 1 Reorganization Agreements. A form of Step 1 Reorganization Agreement is attached hereto as Appendix I.

Each Step 1 Reorganization Agreement provides that each Successor Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Predecessor Fund in exchange for shares of the Successor Fund. Subject to the satisfaction of the conditions described below, the Step 1 Reorganization is expected to occur during the first quarter of 2007 but may occur at a different time agreed upon by the parties. The date on which the Step 1 Reorganization occurs is referred to as the “Step 1 Closing Date.” The number of full and fractional shares of the Successor Fund you will receive in the Step 1 Reorganization will be equal to the number of full and fractional shares of the Predecessor Fund you own on the applicable Step 1 Closing Date and will be of the same class as the shares you own on the applicable Step 1 Closing Date.

Each Step 1 Reorganization Agreement further provides that, as part of the closing of the Step 1 Reorganization, each Predecessor Fund will distribute pro rata to its shareholders of record the shares of the respective Successor Fund received in the Reorganization, as calculated on the applicable Step 1 Closing Date as of the time for calculation of the Predecessor Fund’s net asset value as set forth in the Fund’s prospectus. The distribution with respect to each class of the Predecessor Fund’s shares will be accomplished by the transfer of the Successor Fund shares then credited to the account of the Predecessor Fund on the books of the corresponding Successor Fund to newly-created accounts on the books of that Successor Fund in the names of the Predecessor Fund shareholders. All issued and outstanding shares of the Predecessor Fund will then be redeemed (if the Predecessor Fund is organized as a Corporation or a series of a Corporation) or liquidated (if the Predecessor Fund is organized as a Trust or a series of a Trust), and canceled on the books of the Predecessor Fund. The Successor Fund will not issue certificates representing the Successor Fund shares issued in connection with such exchange.

After such distribution, each Step 1 Reorganization Agreement provides that each Predecessor Fund will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination of the Fund. If a Predecessor Entity has no outstanding series following the Step 1 Closing Date, it will also take all necessary steps to deregister as an investment company with the SEC and to dissolve.

The Step 1 Reorganization Agreements for certain Predecessor Funds, as indicated in Appendix J, must be approved by shareholders of the applicable Predecessor Fund. In the event that shareholders of a particular Predecessor Fund do not approve the Step 1 Reorganization Agreement of that Fund, that Fund will remain a series of the applicable Predecessor Entity. The Step 1 Reorganization Agreements provide that the benefits and obligations attendant to a Step 1 Reorganization are severable with respect to each Predecessor Fund and its corresponding Successor Fund.

Each Step 1 Reorganization Agreement may be terminated and the relevant Step 1 Reorganization abandoned, with respect to one or more Predecessor or Successor Funds or with respect to all Predecessor Funds, at any time prior to the applicable Step 1 Closing Date, regardless of any approval by the shareholders of the Predecessor or Successor Funds, but only if, in the relevant Board’s judgment and in accordance with the Board’s fiduciary duties, the Board determines that proceeding with the Reorganization is inadvisable with respect to such Fund(s). The Step 1 Reorganization Agreements provide that either of the Predecessor or Successor Fund may waive compliance with any of the covenants or conditions made therein for the benefit of any Predecessor or Successor Fund, as applicable, other than the requirements that: (1) each Step 1 Reorganization Agreement as to which shareholder approval is required be approved by shareholders of the applicable Predecessor Fund; and (2) the parties receive an opinion of counsel that the transactions contemplated by the Step 1 Reorganization Agreements will constitute a tax-free reorganization for federal income tax purposes.

Comparison of Maryland Corporations and Massachusetts Trusts

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, each mutual fund is also organized as an entity under state law. Each of the Predecessor Funds is organized as either a Maryland Corporation or a series of a Maryland Corporation, or as a Massachusetts Trust or a series of a Massachusetts Trust. If a Step 1 Reorganization occurs with respect to a Predecessor Fund, that Predecessor Fund will become a series of one of the Successor Entities, each of which is a Massachusetts Trust.

Because the federal laws governing mutual funds are the same for funds organized as Maryland Corporations and Massachusetts Trusts, it is not expected that Step 1 Reorganizations will result in material changes in the way that the Predecessor Funds are managed and governed. However, there are differences between Massachusetts state law and Maryland state law and shareholders should consider these differences when considering this proposal.

A fund organized as a Massachusetts Trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland Corporation’s charter. For a Maryland Corporation, unlike a Massachusetts Trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland Corporation are generally shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts Trust, on the other hand, are not shielded by form of organization from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each Successor Entity’s declaration contains such provisions.

Similarly, the trustees of a Massachusetts Trust are not shielded from personal liability for the obligations of the trust by form of organization. The directors of a Maryland Corporation, on the other hand, are generally shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declarations for each of the Successor Entities contain such provisions. The indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

Maryland Corporations

Each Maryland Corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL, the charters and bylaws are summarized below. Although the Maryland Corporations’ charters and bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and such corporation’s charter and bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Directors

Shareholders of a Maryland corporation may vote on the election and removal of directors. If the charter or bylaws of a Maryland corporation so provides, Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter and bylaws of each Maryland Corporation generally provide that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The Board of Directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the Board of Directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter or limited by the 1940 Act.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland Corporations generally permit the Boards of Directors within this statutory framework to establish series and classes in addition to those currently established and, prior to issuance, to determine the rights and preferences of the shares of the series and classes.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of the Legg Mason Partners Variable Portfolios I, Inc., Salomon Brothers Capital Fund Inc, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., The Salomon Brothers Fund Inc, Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners World Funds, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Salomon Brothers Investors Value Fund Inc, Legg Mason Partners Core Plus Bond Fund, Inc., Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Investment Funds, Inc., Salomon Brothers Series Fund Inc, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Inc. and Western Asset Funds II, Inc. each contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. The charters of Legg Mason Partners Sector Series, Inc., Smith Barney Municipal Money Market Fund Inc. and Smith Barney Money Funds, Inc. do not contain such a provision.

Additionally, the charters or bylaws of each of the Maryland Corporations generally provide for indemnification for directors and officers. The indemnification provisions and, if applicable, provisions requiring the advance of expenses, are subject to any limitations under Maryland law and the 1940 Act. The 1940 Act provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Successor Entities

Each Successor Entity is a Massachusetts Trust and is governed by its own declaration of trust (each, a “Successor Entity Declaration”). Although the Successor Entity Declarations contain some very similar provisions, there are differences in a number of provisions. The following is a summary of some of the key provisions of the Successor Entity Declarations and is qualified in its entirety by reference to each Successor Entity Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Successor Entities are entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including: (a) the removal of trustees; (b) with respect to certain amendments to the Successor Entity Declaration; and (c) in connection with certain mergers, consolidations or sales of assets. Shareholders of Legg Mason Partners Income Funds (“Income Funds”), Legg Mason Partners Variable Portfolios II (“Variable Portfolios II”) and Legg Mason Partners Investment Trust (“Investment Trust”) are additionally entitled to vote on the termination of the trust, or of any of its series or classes. Shareholders of Legg Mason Partners Variable Portfolios IV (“Variable Portfolios IV”) are not entitled to vote on any mergers or reorganizations, except when required by the 1940 Act.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Successor Entities is required to hold such meetings. Each Successor Entity will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Successor Entity Declaration. Shareholders of Variable Portfolios IV, Income Funds, Variable Portfolios II and Investment Trust are each entitled to one vote for each share held and fractional votes for fractional shares held, while the other Successor Entity Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. For each of the Successor Entities except Income Funds, shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. For Income Funds, shareholders vote separately by series, except for the election of trustees or where required by the 1940 Act to vote together.

Election and Removal of Trustees

The Successor Entity Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The declarations of trust of CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and the declarations of trust of Income Funds, Variable Portfolios II and Investment Trust contain specific provisions relating to trustees emeritus, and compensation for acting as such. The Successor Entity Declarations provide that trustees may be removed by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Successor Entity are authorized to amend the Successor Entity Declaration without the vote of shareholders except in certain circumstances. Shareholders of CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III are entitled to vote on amendments that (a) would affect their right to vote granted in the applicable Successor Entity Declaration; (b) any amendment to the provision of the applicable Successor Entity Declaration relating to amendments; (c) any amendment required by law, or otherwise to be approved by shareholders; and (d) any amendment submitted to them by the trustees. Shareholders of the other Successor Entities are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Successor Entity Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Successor Entity Declaration to the shareholders, trustees, officers, employees and agents of the Successor Entity or that permit assessments upon shareholders or former shareholders. In addition, some of the Successor Entity Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Successor Entity Declaration with respect to actions or omissions of persons entitled to indemnification under the Successor Entity Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Successor Entity are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Successor Entity Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Successor Entity Declaration. Each Successor Entity may involuntarily redeem a shareholder’s shares upon certain conditions in each case as may be determined by the trustees and except as may be limited by the 1940 Act.

Disclosure of Shareholder Holdings

The declarations of CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III specifically require shareholders, upon demand, to disclose to the trustees in writing information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and these Successor Entities may disclose such ownership if required by law or regulation. The other Successor Entity Declarations do not explicitly lay out this requirement.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Successor Entity Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. Except for Income Funds, Variable Portfolios II and Investment Trust, the trustees are also authorized to terminate a series or a class at any time without a vote of shareholders. Each Successor Entity Declaration provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Successor Entity generally.

Shareholder, Trustee and Officer Liability

The Successor Entity Declarations provide that shareholders have no personal liability for the obligations of the Successor Entity and require the Successor Entity to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Successor Entity will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Successor Entity Declarations provide that any person who is or has been a trustee, officer or employee of the Successor Entity is not personally liable to any person in connection with the affairs of the Successor Entity, other than the Successor Entity and its shareholders. The Successor Entity Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Successor Entity Declarations further provide that a trustee or officer is not liable to the Successor Entity or to any shareholder for any actions or failure to act, and require the Successor Entity to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Successor Entity. The Successor Entity Declarations provide that the Successor Entity may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances. The declarations of trust for CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III further provide that in making certain determinations, the trustee or officer, as the case may be, will be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The declarations for those Successor Entities also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declarations of trust for CitiFunds Premium Trust, CitiFunds Institutional Trust and CitiFunds Trust III provide that, consistent with current judicial interpretations of Massachusetts law, shareholders must make a demand on the trustees, requesting the trustees to bring an action, before the shareholders are entitled to bring or maintain a court action or claim on behalf of the Successor Entity. These declarations of trust also provide that a trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his or her service on the board of trustees of the Successor Entity or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration. The other Successor Entity Declarations do not specifically address this issue. The Successor Entity Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Certain Approvals

Each Step 1 Reorganization Agreement provides that each Predecessor Fund, while it is the sole shareholder of the corresponding Successor Fund, shall:

(a) approve a management agreement between the Successor Fund and its investment manager;

(b) approve a sub-advisory agreement between the Successor Fund and its sub-adviser; and

(c) approve the distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act for the Successor Fund and its classes of shares.

Shareholders of the Predecessor Funds are not being asked to vote on these matters. However, if you approve a Step 1 Reorganization for your Predecessor Fund, you will also, in effect, be approving these matters for your Fund’s Successor Fund. Below is additional information regarding some of the actions to be taken by the sole shareholder of each Predecessor Fund with respect to the corresponding Successor Fund in connection with the Step 1 Reorganizations.

Management Agreements

As noted above, each Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, will approve a management agreement for the Successor Fund (each, a “Successor Management Agreement”). The investment manager of each of the Predecessor Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”). Each Predecessor Fund’s Manager will not change as a result of the Step 1 Reorganizations. Please note, however, that shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value are being asked to approve a new Manager in Proposal 6(a) of this Joint Proxy Statement.

There are no material differences between the Predecessor Funds’ current management agreements with the Manager (the “Current Management Agreements”) and the Successor Management Agreements. See Proposal 6(a) for a general description of the terms of the Current Management Agreements. There will be no increase in management fees or decrease in the services provided by the Manager under the Successor Management Agreements.

At meetings held during June and/or July 2006, the Board of each Successor Fund, including the Independent Board Members, approved the Successor Management Agreement between the Fund and the Manager. In approving the Successor Management Agreements, the Boards of each of the Successor Funds, including the Independent Board Members, considered the factors below.

The Board Members noted that the Manager will provide administrative and certain oversight services to the Funds, and that the Manager will delegate to one or more sub-advisers the day-to-day portfolio management of the Funds. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Successor Funds. The Board Members noted that these portfolio management teams are generally the same as those currently managing the Predecessor Funds.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to each Successor Fund by the Manager under the Successor Management Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities, organization of the Manager and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members also considered, based on their knowledge of Legg Mason and its affiliates, the financial resources available to the Manager and its parent organization, Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under each Successor Management Agreement were acceptable.

The Board Members also received and considered performance information for each Predecessor Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Predecessor Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing each Predecessor Fund’s performance against, among other things, its benchmark(s).

The Board Members reviewed and considered the management fee that would be payable by each Successor Fund to its Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including any fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing each Successor Fund’s management fees and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members determined that each Successor Fund’s management fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Successor Fund under the Successor Management Agreement.

The Board Members received and considered a pro-forma profitability analysis of the Manager and its affiliates in providing services to the Predecessor Funds, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationships with the Funds and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expected to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Boards of the Predecessor Funds in connection with the Predecessor Fund Board’s most recent approval or continuance of each Current Management Agreement in addition to information provided in connection with their evaluation of the terms and conditions of the Successor Management Agreements. The Board Members noted that Successor Management Agreements were being entered into in connection with shell reorganizations that continue the Predecessor Funds as series of different entities and do not affect the investment objectives or strategies of the Predecessor Funds or the way they are managed. The Board Members noted that the terms and conditions of the Successor Management Agreements are unchanged from those of the Current Management Agreements.

In light of all of the foregoing, each Board, including the Independent Board Members, approved the Successor Management Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Successor Management Agreements, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board Members also discussed the proposed approval of the Successor Management Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Sub-Advisory Agreements

As noted above, each Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, will approve one or more sub-advisory agreements for the Successor Fund (each, a “Successor Sub-Advisory Agreement”). The current Sub-Adviser(s) of each of the Predecessor Funds is listed in Appendix B. It is expected that each Predecessor Fund’s Sub-Adviser(s) will not change as a result of the Step 1 Reorganizations. Please note, however, that the shareholders of certain Funds are being asked to approve a new sub-adviser (each, a “Sub-Adviser”) in Proposal 7 of this Joint Proxy Statement. In addition, other changes in Sub-Advisers may occur for particular Predecessor Funds after the date of this Joint Proxy Statement and prior to the closing of the applicable Step 1 Reorganization, subject to Board and/or shareholder approval, as applicable. In that event, the Board overseeing any corresponding Successor Fund will be asked to approve the appropriate Successor Sub-Advisory Agreement prior to the closing of the Step 1 Reorganization.

There are no material differences between the Predecessor Funds’ current sub-advisory agreements with the sub-advisers (the “Current Sub-Advisory Agreements”) and the Successor Sub-Advisory Agreements. See Proposal 7 for a general description of the terms of the Current Sub-Advisory Agreements. There will be no increase in sub-advisory fees or decrease in the services provided by the Sub-Advisers under the Successor Sub-Advisory Agreements.

At meetings held during June and/or July 2006, the Board of each Successor Fund, including the Independent Board Members, approved the Successor Sub-Advisory Agreement between the applicable Successor Fund’s adviser and the Sub-Advisers, except as otherwise noted in Appendix B. Each Successor Sub-Advisory Agreement will take effect upon the closing of the applicable Step 1 Reorganization. In approving the Successor Sub-Advisory Agreements, the Boards, including the Independent Board Members, considered the factors below.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to each Successor Fund by its Sub-Adviser under the Successor Sub-Advisory Agreement. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of each Sub-Adviser, the qualifications, backgrounds and responsibilities of the senior personnel of each Sub-Adviser and the ability of the Sub-Adviser to perform its duties under its Successor Sub-Advisory Agreement. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under each Successor Sub-Advisory Agreement were acceptable.

As discussed above, the Board Members also received and considered the performance of each Predecessor Fund in comparison to each Predecessor Fund’s Performance Universe. Based on their review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of each Predecessor Fund, under the circumstances, supported approval of the Successor Sub-Advisory Agreement.

The Board Members reviewed and considered the sub-advisory fee that would be payable by the Manager to each Sub-Adviser in light of the nature, extent and quality of the management services expected to be provided by the Sub-Adviser. The Board Members noted that the Manager, and not the Successor Funds, will pay the sub-advisory fees to the Sub-Advisers. The Board Members determined that each Successor Fund’s sub-advisory fee was reasonable in light of the nature, extent and quality of the services expected to be provided to the Successor Fund under the Successor Sub-Advisory Agreement.

Regarding the costs of the services to be provided by the Sub-Advisers under the Successor Sub-Advisory Agreements, the Board Members noted that the Funds do not pay the sub-advisory fees.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Boards of the Predecessor Funds in connection with the Predecessor Fund Board’s most recent approval or continuance of each Sub-Advisory Agreement in addition to information provided in connection with their evaluation of the terms and conditions of the Successor Sub-Advisory Agreements. The Board Members noted that Successor Sub-Advisory Agreements were being entered into in connection with shell reorganizations that continue the Predecessor Funds as series of different entities and do not affect the investment objectives or strategies of the Predecessor Funds or the way they are managed. The Board Members further noted that the terms and conditions of the Successor Sub-Advisory Agreements are unchanged from those of the Current Sub-Advisory Agreements.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the Successor Sub-Advisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Successor Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board Members also discussed the proposed approval of the Successor Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Sub-Advisers were present.

Distribution Plans

The Step 1 Reorganization Agreements also authorize each Predecessor Fund, while it is the sole shareholder of the corresponding Successor Fund, to approve a new distribution plan for the corresponding Successor Fund in accordance with Rule 12b-1 under the 1940 Act with respect to each series of the Successor Fund (each, a “Successor Distribution Plan”).

Each Predecessor Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act with respect to each series of the Predecessor Fund (each, a “Current Distribution Plan”). There are no material differences between the Current Distribution Plans and the Successor Distribution Plans. There will be no increase in distribution and/or service fees or decrease in the services provided by the distributors under the Successor Distribution Plans.

Under the Current Distribution Plans and Successor Distribution Plans, the service fee and/or distribution fee for each class of shares of a Fund may be used by a Fund’s principal underwriters, broker-dealers, financial intermediaries and others that enter into distribution or service agreements with regard to the class (each, a “Servicing Party”) to pay expenses related to that class. These expenses include, without limitation, the following: (a) costs of printing and distributing the Fund’s prospectuses, statements of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and reports for persons other than existing shareholders; (c) an allocation of overhead and other branch office distribution-related expenses of a Servicing Party; (d) payments made to, and expenses of, a Servicing Party’s financial consultants, other broker-dealers, financial intermediaries and other persons who provide support or personal services to Fund shareholders in connection with the distribution of the Fund’s shares, including but not limited to, office space, equipment, communication facilities, answering routine inquiries regarding the Fund and its operations, processing shareholder transactions, promotional, advertising or marketing services, sub-accounting and recordkeeping services (in excess of ordinary payments made to the Fund’s transfer agent or other record keeper), obtaining shareholder information and providing information about the Fund, asset allocation services, compensating sales personnel, maintaining and servicing shareholder accounts (including the payment of a continuing fee to financial consultants); and (e) interest-related expenses, or the cost of capital associated with, the amount of the foregoing expenses that exceed the distribution fee for that class and, in the case of class B shares, any contingent deferred sales charges received by a Servicing Party.

The Current Distribution Plans and Successor Distribution Plans further provide that (a) the distribution fee for a particular class may be used by a Servicing Party to cover expenses primarily intended to result in the sale of shares of that class, including, without limitation, payments to the financial consultants of the Servicing Party and other persons as compensation for the sale of the shares, (b) the service fees are primarily intended to be used by a Servicing Party to pay for servicing shareholder accounts, which may include a continuing fee to financial consultants, which fee may begin to accrue immediately after the sale of such shares, and (c) a Servicing Party may retain portions of the service fees and/or distribution fees in excess of its expenses incurred.

Each Current Distribution Plan and Successor Distribution Plan recognizes that a Fund’s Manager, principal underwriter, Servicing Party or an affiliate of the foregoing may use its management or advisory fee revenues, past profits or its resources from any other source to make payment to a Servicing Party or any other entity with respect to any expenses incurred in connection with the distribution or marketing and sales of the Fund’s shares, including the activities referred to above. If any payments made by a Fund to its Manager or any affiliate thereof, including payments made from such Manager’s or affiliate’s management or advisory fee or administrative fee or payments made for shareholder services, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1, to the extent permitted by applicable law, such payments are authorized by each Current Distribution Plan and Successor Distribution Plan, and such payments are not limited by the limits on service and distribution fees contained in the plans unless required by applicable law.

At meetings held during June and/or July 2006, the Board of each Successor Fund determined that approval of the Successor Distribution Plan is in the best interests of the Fund and the shareholders of each class of the Fund. The Board of each Successor Fund considered, among other factors, the current fees payable under the Current Distribution Plan, the fees payable under the Successor Distribution Plan, and comparable fees paid (and levels of service provided) within the industry.

The Board Members further considered the services to be provided for each class of shares covered by the Successor Distribution Plans, the costs of providing the services and the anticipated benefits to shareholders resulting from the services. The Board Members of each Successor Fund considered in particular the differences in costs of distributing and servicing various share classes resulting from the characteristics of each class. The Board Members noted that the Successor Distribution Plan is designed to enable the Successor Funds to promote sales of its shares and provide appropriate levels of personal service and maintenance with respect to shareholder accounts. The Board Members concluded that the service fees and distribution fees provided under the Successor Distribution Plans are fair and reasonable and in line with industry standards. The Board Members found that the Successor Distribution Plans are likely to benefit the Successor Funds and the shareholders serviced by the Successor Distribution Plans. The Board Members recognized that the terms and conditions of the Successor Distribution Plans are unchanged from those of the Current Distribution Plans.

As a result of these and other factors, the Board of each Successor Fund, including the Independent Board Members, approved the Successor Distribution Plans.

Shareholder Approval

Certain Predecessor Funds, as indicated on Appendix J, may enter into Step 1 Reorganizations without shareholder approval. For the remaining Predecessor Funds, the Step 1 Reorganization Agreement must be approved by the shareholders of a Predecessor Fund to become effective for that Fund. The vote required for approval of this Proposal 2 by each such Predecessor Fund is as set forth in Appendix B.

Each Step 1 Reorganization Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Predecessor Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board Members concluded that the interests of shareholders of each Predecessor Fund will not be diluted as a result of the Step 1 Reorganization and that the participation in the Step 1 Reorganization is in the best interests of each Fund and its shareholders. The Board Members also determined to submit the Step 1 Reorganization Agreement for consideration by the shareholders of those Predecessor Funds where shareholder approval of the Step 1 Reorganization Agreement is required.

Your Board recommends that you vote “FOR” the approval of the applicable Step 1 Reorganization Agreement.

PROPOSAL 3—TO APPROVE STEP 2 AGREEMENT AND PLAN OF REORGANIZATION

The shareholders of all Funds should read this Proposal 3. Most Funds addressed in this Joint Proxy Statement will participate in the restructuring initiative described in this Proposal 3 and in Proposal 2 above, even if shareholders of a particular Fund are not voting on this Proposal.

This proposal is to be voted on by shareholders of the following Funds:

Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Legg Mason Partners Capital and Income Fund

Legg Mason Partners Convertible Fund

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Diversified Strategic Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners High Income Fund

Legg Mason Partners Municipal High Income Fund

Legg Mason Partners Total Return Bond Fund

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Classic Values Fund

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners S&P 500 Index Fund

Legg Mason Partners Mid Cap Core Fund

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Shareholders of each Fund listed above are being asked by that Fund’s Board to approve the second step in a two step restructuring initiative. In Step 1, the approval of which is sought in Proposal 2 of this Joint Proxy Statement, it is proposed that the number of corporations and trusts within the open-end Fund complex be reduced. In Step 2, it is proposed that all Funds (other than the Capital Preservation Funds identified below) be redomiciled as series of Maryland Trusts with a single form of declaration of trust.

Each of the Funds listed above is a series of a Successor Entity. Shareholders of these Funds are being asked to approve the reorganization of the Successor Entities into newly created Maryland Trusts. If these reorganizations are approved, all series of the Successor Entities, including all of the newly created Successor Funds that result from the Step 1 Reorganizations described in Proposal 2 (as set forth in Appendix J) will become series of the new Maryland Trusts. Shareholders of the Successor Funds are not being asked to approve Step 2, but will nonetheless participate in it.

Shareholders of the Predecessor Funds are not required to approve the reorganization of the Successor Entities unless their Predecessor Funds are already series of a Successor Entity. Those Funds are listed above. However, if the Step 1 Reorganizations occur, all Funds addressed in this Joint Proxy Statement (other than the Capital Preservation Funds) will become series of the Successor Entities. As series of the Successor Entities, they would participate in the reorganization of the Successor Entities. All series of the Successor Entities, including the newly created Successor Funds resulting from Step 1 of the initiative, are referred to in this Proposal 3 as “Existing Funds.” Because all Funds other than the Capital Preservation Funds will participate in these reorganizations, shareholders of all Funds should read this Proposal 3, even if they are not voting on it.

Today, the Fund complex includes over one hundred forty open-end Funds that are organized within forty-five Corporations and Trusts which were formed in different states and have charter documents that vary widely. Each of the legal entities is separately registered with the SEC. Assuming shareholder approval of Proposal 2, the number of separate legal entities will be reduced from forty-five to nine, with the nine legal entities housing all of the Funds.

It is proposed that eight of the remaining nine legal entities adopt the Maryland Trust form of organization. Following the proposed domiciling, each of these legal entities will have uniform declarations of trust and bylaws. To achieve this result, certain technical legal requirements require that each Existing Fund be reorganized as a newly organized corresponding series (each, a “Destination Fund”) of a newly formed Maryland Trust (each, a “Maryland Entity”). Each Destination Fund will acquire all of the assets and liabilities of the corresponding Existing Fund, and will have Fund agreements substantially identical to those of the Existing Fund. The ninth remaining legal entity, which will house Legg Mason Partners Capital Preservation Fund and Legg Mason Partners Capital Preservation Fund II, is not part of the reorganizations.

At meetings held during June and/or July 2006, the Board of each Successor Entity approved an agreement and plan of reorganization substantially in the form attached hereto as Appendix N, pursuant to which each Existing Fund would be reorganized as a corresponding Destination Fund. Each of these reorganizations is referred to as a “Step 2 Reorganization,” and each agreement and plan of reorganization for that reorganization is referred to as a “Step 2 Reorganization Agreement.”

Each Successor Entity is organized as a Massachusetts Trust and is a registered investment company. A list of all Successor Entities, Maryland Entities, and the current series thereof, is set forth in Appendix L.

At the Meeting, shareholders of each Successor Entity, with all of its current series and classes voting together, will be asked to approve the applicable Step 2 Reorganization Agreement. If approved, it is expected that the Step 2 Reorganizations will take effect during the first quarter of 2007 but may occur at a different time agreed upon in accordance with the term of the Step 2 Reorganization Agreements. No Step 2 Reorganization of a Successor Entity is contingent upon the Step 2 Reorganization of any other Successor Entity, and the closing date for any Step 2 Reorganization may or may not be the same as the closing date for other Step 2 Reorganizations.

Please note that certain Funds are both Predecessor Funds in the Step 1 Reorganizations and Existing Funds in the Step 2 Reorganizations, and that the shareholders of those Funds are being asked to vote on both the Step 1 and Step 2 Reorganization Agreements.

Shareholders of Funds identified in Appendix K are being asked separately to approve other reorganizations for those Funds. As described below in “Other Restructuring Initiatives,” if another reorganization is approved for a Fund in Appendix K, that Fund will not participate in a Step 2 Reorganization.

Reasons for the Step 2 Reorganizations

The goal of the Step 2 Reorganizations is to have a single form of organization for all the Funds, with all newly created trusts being Maryland Trusts, each of which would have multiple series. Currently, the Funds have different organizational structures, either as Massachusetts Trusts or Maryland Corporations or series thereof, and charter documents that vary widely. By adopting a single form of organizational structure, with all Funds operating with uniform charter documents, the legal administration of the Funds will be simplified.

The Destination Funds are newly created series, with no current assets or operations, that were formed specifically to acquire the assets of all series of the Successor Entities. After the Step 2 Reorganizations, Destination Fund shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the Reorganizations.

The Step 2 Reorganizations will not affect the investment objectives or strategies of the Existing Funds or the way they are managed. The Destination Funds will have management agreements, distribution plans, distribution agreements, other service agreements and policies and procedures substantially identical to those of their corresponding Existing Funds. The Step 2 Reorganizations also will not change management fees or distribution fees payable by Existing Fund shareholders. Please note, however, that the shareholders of certain Funds are being asked to approve new management or sub-advisory agreements in Proposals 6(a) and 7 of this Joint Proxy Statement, respectively.

Other Restructuring Initiatives

As noted above, shareholders of certain Funds are being asked to approve the first step of the restructuring initiative. In step one, the shareholders of certain Predecessor Funds are being asked by their Fund’s Board to consider the Step 1 Reorganizations pursuant to which that Predecessor Fund would be reorganized as a newly organized corresponding series of the applicable Successor Entity. The goals of the Step 1 Reorganizations are to reduce the number of separate legal entities that will need to file registration statements with the SEC and to ensure that the Fixed Income Board oversees most of the Fixed-Income Funds, and the Equity Board oversees most of the Equity Funds. See Proposal 2 of this Joint Proxy Statement for additional information regarding the Step 1 Reorganizations.

If the Step 1 Reorganizations occur, all Predecessor Funds will become series of the Successor Entities. If shareholders of the Funds listed above in this Proposal 3 approve the Step 2 Reorganizations, upon the closing of the Step 2 Reorganizations, all Funds will be reorganized as corresponding Destination Funds and all shareholders will become shareholders of a Destination Fund.

If all the Step 1 and Step 2 Reorganizations occur, and all of the Board Members of each Successor Entity are elected as proposed in Proposal 1, the Fund complex will be structured as shown in Appendix M following the closing of the Reorganizations, with each Fund being overseen by the Board indicated in Appendix M.

The shareholders of certain Existing Funds identified in Appendix K (each, a “Contingent Existing Fund”) are also being asked to approve agreements and plans of reorganization pursuant to which each Contingent Existing Fund will be combined into another registered investment company or series thereof. If you are a shareholder of a Contingent Existing Fund, you will receive, or may have already received, a separate proxy statement seeking your approval of that reorganization. If the shareholders of your Contingent Existing Fund approve that reorganization and that reorganization is consummated, the Step 2 Reorganization with respect to your Contingent Existing Fund will not occur. It is still important that shareholders of the Funds in Appendix K vote on this Proposal 3.

Effects of the Step 2 Reorganizations

Immediately after the Step 2 Reorganizations, shareholders of the Existing Funds will own shares of the corresponding class of each corresponding Destination Fund that are equal in number and in net asset value to the shares of each Existing Fund that were held by those shareholders immediately prior to the closing of the Step 2 Reorganization. The full value of your shares of an Existing Fund will be exchanged for shares of the same class of the corresponding Destination Fund without any sales load, commission or other transactional fee being imposed. For example, if you currently own 100 Class A shares of an Existing Fund, immediately after the closing of the Step 2 Reorganization, you would own 100 Class A shares of the corresponding Destination Fund having the same net asset value as your original 100 shares of the Existing Fund.

As a result of the Step 2 Reorganizations, shareholders of each Existing Fund will become shareholders of the corresponding Destination Fund. For a comparison of certain attributes of Massachusetts Trusts and Maryland Trusts, please see “Comparison of the Massachusetts Trusts and Maryland Trusts” below.

Board Considerations

At meetings held during June and/or July 2006, the Board of each Successor Entity approved the Step 2 Reorganizations, including the Step 2 Reorganization Agreements. To assist the Boards in their consideration of the Step 2 Reorganizations, the Boards received in advance of their meetings materials and information about the restructuring proposals.

At each Board’s June and/or July meeting, representatives of Legg Mason made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent legal counsel to consider the Step 2 Reorganizations.

Among other things, the Board Members considered:

(a) that Legg Mason has advised the Board that each Destination Fund will furnish the same level of services to its shareholders as does the corresponding Existing Fund;

(b) that the investment objective, strategies, policies and restrictions of each Existing Fund will be identical to those of the corresponding Destination Fund;

(c) that Legg Mason has advised the Board that each Destination Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Existing Fund immediately prior to the Step 2 Reorganization, after giving effect to any changes to any new management or sub-advisory agreements and changes in fundamental policies approved by shareholders as a result of the proposals in this Joint Proxy Statement;

(d) that Legg Mason has advised the Board that there is no anticipated material adverse effect on the Existing Funds’ annual operating expenses and shareholder fees and services as a result of the Step 2 Reorganizations;

(e) that Legg Mason has informed the Board that it believes the reorganization of each Existing Fund into a corresponding Destination Fund, and the resulting adoption of a single form of organization and uniform charter documents for all the Funds, will simplify the administration and oversight of the Funds;

(f) that shareholders of each Existing Fund will own shares of the corresponding class of the corresponding Destination Fund that are equal in number, and in value, to the shares of the Existing Fund that were held by those shareholders immediately prior to the closing of the Step 2 Reorganization;

(g) the terms of the proposed Step 2 Reorganization Agreements, including the anticipated tax-free nature of the transactions for the Existing Funds and their shareholders, and that the transactions are not contingent on each other and may proceed separately; and

(h) information received from Legg Mason as to the estimated costs and expenses associated with the Step 2 Reorganizations and that Legg Mason would bear a portion of such costs and expenses.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Existing Fund. The Board Members concluded that the interests of shareholders of each Existing Fund will not be diluted as a result of the Step 2 Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

Federal Income Tax Consequences

Each Step 2 Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code. As a condition to the closing of each Step 2 Reorganization, the parties must receive an opinion from counsel that the Step 2 Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

(a) neither an Existing Fund nor its corresponding Destination Fund will recognize any gain or loss as a result of the Reorganization;

(b) the corresponding Destination Fund’s tax basis in the Existing Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Existing Fund immediately prior to the Reorganization, and the Destination Fund’s holding period of such assets will include the period during which the Existing Fund held such assets;

(c) the corresponding Destination Fund will succeed to, and take into account the items of, the Acquired Fund described in Section 381(c) of the Internal Revenue Code;

(d) an Existing Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Destination Fund shares in exchange for such shareholder’s Existing Fund shares pursuant to the Reorganization;

(e) an Existing Fund shareholder’s aggregate tax basis in the corresponding Destination Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Existing Fund shares held immediately before the Reorganization; and

(f) an Existing Fund shareholder’s holding period for the corresponding Destination Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Existing Fund shares.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by the Existing Fund, the Successor Entity, the Destination Fund and the Maryland Entity.

Summary of the Step 2 Reorganization Agreements

Each Step 2 Reorganization Agreement contemplates:

(a) the transfer of all of the assets of each Existing Fund to a corresponding Destination Fund in exchange for shares of the Destination Fund having an aggregate value equal to the assets less liabilities of the Existing Fund, and the assumption by the corresponding Destination Fund of all of the liabilities of the Existing Fund;

(b) the distribution to shareholders of each class of the Existing Fund of the same number of shares of the corresponding class of the respective Destination Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Existing Fund held by that shareholder on the applicable Step 2 Closing Date (as defined below); and

(c) the subsequent dissolution and deregistration of the Successor Entity.

Set forth below is a general description of the terms of the Step 2 Reorganization Agreements. A form of Step 2 Reorganization Agreement is attached hereto as Appendix N.

Each Step 2 Reorganization Agreement provides that each Destination Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Existing Fund in exchange for shares of the Destination Fund. Subject to the satisfaction of the conditions described below, such Step 2 Reorganization is expected to occur during the first quarter of 2007 but may occur at a different time agreed upon by the parties. The date on which the Step 2 Reorganization occurs is referred to as the “Step 2 Closing Date.” The number of full and fractional shares of the Destination Fund you will receive in the Step 2 Reorganization will be equal to the number of full and fractional shares of the Existing Fund you own on the applicable Step 2 Closing Date and will be of the same class as the shares you own on the applicable Step 2 Closing Date.

Each Step 2 Reorganization Agreement further provides that, as part of the closing of each Step 2 Reorganization, each Existing Fund will distribute pro rata to its shareholders of record the shares of the respective Destination Fund received in the Step 2 Reorganization, as calculated on the applicable Step 2 Closing Date as of the time for calculation of the Existing Fund’s net asset value as set forth in the Fund’s prospectus. The distribution with respect to each class of the Existing Fund’s shares will be accomplished by the transfer of the Destination Fund shares then credited to the account of the Existing Fund on the books of the corresponding Destination Fund to newly-created accounts on the books of that Destination Fund in the names of the Existing Fund shareholders. All issued and outstanding shares of the Existing Fund will then be canceled on the books of the Existing Fund. The Destination Fund will not issue certificates representing the Destination Fund shares issued in connection with such exchange. In connection with a Step 2 Reorganization, each Maryland Entity will assume the SEC registration of its corresponding Successor Entity.

After such distribution, each Step 2 Reorganization Agreement provides that each Existing Fund will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete termination of the Fund. If a Successor Entity has no outstanding series following the closing of the Step 2 Reorganization, it will also take all necessary steps to deregister as an investment company with the SEC.

Each Step 2 Reorganization Agreement must be approved by the shareholders of the applicable Successor Entity, with all applicable Existing Funds voting together. Each Step 2 Reorganization Agreement may be terminated and the Step 2

Reorganization abandoned, with respect to one or more Existing Funds or Destination Funds or with respect to all Existing Funds, at any time prior to the applicable Step 2 Closing Date, regardless of any approval by the shareholders of the Existing Funds, if circumstances develop that, in the relevant Board’s opinion, make proceeding with the Step 2 Reorganization inadvisable with respect to such Fund(s). The Step 2 Reorganization Agreements provide that either of the Existing Funds or the Destination Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Existing Fund or Destination Fund, as applicable, other than the requirements that: (1) each Step 2 Reorganization Agreement be approved by shareholders of the applicable Successor Entity; and (2) the Successor Entity and Maryland Entity receive an opinion of counsel that the transactions contemplated by the Step 2 Reorganization Agreements will constitute a tax-free reorganization for federal income tax purposes.

Discussion of Maryland Trusts

Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, each mutual fund is also organized as an entity under state law. If the shareholders of your Successor Entity approve the Step 2 Reorganizations, you will become a shareholder of a Destination Fund that is a series of a Maryland Entity, which is organized as a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in each Maryland Entity’s declaration of trust (each, a “Declaration”).

The Declarations are substantially identical to each other. Each Declaration provides flexibility to the trustees in the conduct of the Destination Funds’ business and in the governance of the Destination Funds and also provides for broad authority consistent with Maryland law. Many of the provisions of the Declarations are designed to permit the Destination Funds to operate more efficiently and in a cost effective manner. Of course, each Destination Fund is also subject to federal laws and regulations, and in particular, the 1940 Act, which provides a comprehensive regulatory scheme for investment companies, the rights of shareholders and the duties and obligations of the trustees. Some of the more significant provisions of the Declarations are described below.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the best interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and the Destination Funds do not require such meetings. Each Destination Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees may establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Entity are authorized to amend the Declarations without the vote of shareholders. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Destination Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Entity are permitted to cause each Maryland Entity to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that a Destination Fund may involuntarily redeem a shareholder’s shares upon certain conditions in each case as may be determined by the trustees, giving the Fund the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Fund with identification required by that Act, or if the Destination Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Destination Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

Small Accounts

Because each Fund pays certain costs that it incurs on a per-account basis, a large number of relatively small shareholders can materially increase a Fund’s expense ratio. The Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a Fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the Fund. Each Maryland Entity will have this ability. Additionally, under the Declarations, the Maryland Entity would also be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts. This would allow a Fund to allocate costs so that shareholders who maintain small accounts bear a fair portion of the costs of maintaining such accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Destination Funds has been established as a series of one of the Maryland Entities. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the Maryland Entity, or to combine one or more classes of a series with another class in that series. For example, if a Destination Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens. The Manager expects that, if the Step 2 Reorganizations are approved, it would propose that Boards consider exercising their authority to terminate certain share classes of certain Destination Funds.

Each share of a Destination Fund represents an interest in that Fund only and not in the assets of any other Fund or the Maryland Entity generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Destination Fund and require the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity as trustee is not personally liable to any person other than the Funds or their shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the fullest extent provided under Maryland law. Under Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Entity to indemnify any persons who are or who have been trustees, officers or employees of the Maryland Entity for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Maryland Entity for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

Each Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Destination Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s trustees. Each Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declarations further provide that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

Each Declaration states that the Maryland Entity shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Maryland Entity is obligated to pay shall be calculated using reasonable hourly rates.

The Declarations also require that actions by shareholders against a Destination Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

Each of the Existing Funds is currently a series of a Massachusetts business trust, and each operates under charter documents that address many of the same governance matters. However, in most cases it is expected that the Declarations for the Maryland Entities will provide broader authority to the trustees than the existing charters. See Proposal 2 of this Joint Proxy Statement for a discussion of some of the key provisions of the declarations of trust governing the Successor Entities.

Discussion of Certain Approvals

Each Step 2 Reorganization Agreement provides that each Existing Fund, while it is the sole shareholder of the Destination Fund, shall:

(a) approve a management agreement between the Destination Fund and its Manager;

(b) approve a sub-advisory agreement between the Destination Fund and its Sub-Adviser;

(c) approve the distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act for the Destination Fund and its classes of shares; and

(d) elect Board Members of the Maryland Entity.

Shareholders of the Existing Funds are not being asked to vote on these matters. However, if you approve a Step 2 Reorganization for your Successor Entity, you will also, in effect, be approving these matters for your Fund’s Destination Fund. Below is additional information regarding some of the actions to be taken by the sole shareholder of each Existing Fund with respect to the corresponding Destination Fund in connection with the Step 2 Reorganizations.

Management Agreements

As noted above, each Existing Fund, as the sole shareholder of the corresponding Destination Fund, will approve a management agreement for the Destination Fund (each, a “Destination Management Agreement”). The Manager of each of the Existing Funds is LMPFA. Each Destination Fund’s Manager will not change as a result of the Step 2 Reorganizations. Please note, however, that shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value are being asked to approve a new Manager in Proposal 6(a) of this Joint Proxy Statement.

See Proposal 2 of this Joint Proxy Statement for a discussion of the factors considered and conclusions reached by the Boards of the Successor Entities in approving the Destination Management Agreements. The Successor Entity Boards, in approving the Destination Management Agreements, considered the same factors and reached the same conclusions as did the Predecessor Entity Boards in approving the Successor Management Agreements.

Except for Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, the shareholders of which are being asked to vote on a new management agreement in Proposal 6(a) of this Joint Proxy Statement, the terms of the Destination Management Agreements will be substantially identical to the terms of the Existing Funds’ current management agreements (the “Current Management Agreements”). See Proposal 6(a) for a general description of the terms of the Current Management Agreements.

Sub-Advisory Agreements

As noted above, each Existing Fund, as the sole shareholder of the corresponding Destination Fund, will approve one or more sub-advisory agreements for the Destination Fund (each, a “Destination Sub-Advisory Agreement”). The current sub-adviser(s) of each of the Existing Funds is listed in Appendix B. It is expected that each Existing Fund’s Sub-Adviser(s) will not change as a result of the Step 2 Reorganizations. Please note that the shareholders of certain Funds are being asked to approve a new sub-adviser (for each Fund, a “Sub-Adviser”) in Proposal 7 of this Joint Proxy Statement. In addition, other changes in Sub-Advisers may occur for particular Existing Funds after the date of this Joint Proxy Statement and prior to the closing of the applicable Step 2 Reorganization, subject to Board and/or shareholder approval, as applicable.

See Proposal 2 of this Joint Proxy Statement for a discussion of the factors considered and conclusions reached by the Boards of the Successor Entities in approving the Destination Sub-Advisory Agreements. The Successor Entity Boards, in approving the Destination Sub-Advisory Agreements, considered the same factors and reached the same conclusions as did Predecessor Entity Boards in approving the Successor Management Agreements.

The terms of the Destination Sub-Advisory Agreements will be substantially identical to the terms of the Existing Funds’ current sub-advisory agreements (the “Current Sub-Advisory Agreements”). See Proposal 7 of this Joint Proxy Statement for a general description of the terms of the Current Sub-Advisory Agreements.

Distribution Plans

The Step 2 Reorganization Agreements also authorize each Existing Fund, while it is the sole shareholder of the corresponding Destination Fund, to approve any new distribution plans in accordance with Rule 12b-1 under the 1940 Act with respect to each series of the Destination Funds (each, a “Destination Distribution Plan”). The terms of the Destination Distribution Plans are substantially identical to those of the current distribution plans adopted by certain Existing Funds in accordance with Rule 12b-1 under the 1940 Act with respect to certain series of the Existing Funds (each, an “Existing Distribution Plan”). The terms of the Existing Distribution Plans are substantially identical to those of the Current Distribution Plans (as described in Proposal 2 above).

Shareholder Approval

To become effective with respect to a particular Successor Entity, the Step 2 Reorganization Agreement must be approved by the shareholders of all Existing Funds and classes voting together. The vote required for approval of this Proposal 3 by each Successor Entity is as set forth in Appendix B.

Each Step 2 Reorganization Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Successor Entity, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Successor Entity also determined to submit the Step 2 Reorganization Agreement for consideration by the shareholders of that Successor Entity.

Your Board recommends that you vote “FOR” the approval of the applicable Step 2 Reorganization Agreement.

PROPOSAL 4—TO REVISE FUNDAMENTAL INVESTMENT POLICIES

The Funds, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.” While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case; as a result, many of the Funds have fundamental policies that are no longer required by law. In addition, certain of the Funds’ policies that remain required by law are more restrictive than the law requires. Further, the policies on any given investment practice vary, sometimes considerably, from Fund to Fund.

Each Fund’s Board has reviewed the Fund’s current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. A list of the fundamental policies that will apply to each Fund if each proposal is approved by shareholders of that Fund appears in Appendix P. At the Meeting, shareholders will be asked to approve the revised policies* and to eliminate other fundamental policies or convert them into non-fundamental policies. Similarly, as discussed below, shareholders of Funds with investment objectives that cannot be changed without shareholder approval are being asked to approve the reclassification of those investment objectives as non-fundamental. Where applicable, the discussion of revisions to investment policies in this Proposal 4 is meant to encompass the re-classification of investment objectives, as well.

The revised policies provide consistency and uniformity across the Funds to the extent possible (of course, the Funds will continue to be subject to a number of non-fundamental investment policies that are not uniform, as contained in their respective prospectuses). The revised fundamental policies are expected to facilitate the management of the Funds’ assets and to simplify the process of monitoring compliance with the Funds’ fundamental investment policies.

In addition, the revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be

*	As noted in Appendix P, certain Funds currently have not adopted certain fundamental policies. In those cases, shareholders are being asked to adopt a new fundamental policy, rather than to replace an existing fundamental policy.

interpreted broadly. For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Funds engage in new investment practices, the Funds may be subject to additional risks. As noted below, before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each Fund has an investment objective or objectives as well as fundamental policies. The revised fundamental policies do not affect the Funds’ investment objectives, which remain unchanged (although the shareholders of certain Funds are being asked to reclassify their Funds’ investment objective as non-fundamental; see Proposal 4-J).

The revised fundamental policies give many of the Funds an increased ability to engage in certain investment practices (although for certain Funds, only technical or minor wording changes are being made for certain policies), as described in more detail below. If a particular Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Funds are described below. Except where indicated below, the actual investment practices of the Funds currently are not expected to change as a result of the revised policies. It is expected that each Fund will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Fund’s Board or investment manager. However, a Fund’s investment practices could change in the future and for various reasons. Before a material change is made in a Fund’s investment practices in response to the revised policies, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change.

Legg Mason has advised each Fund’s Board that, except as described herein, the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time. On this basis, each Fund’s Board recommends that shareholders of the Fund vote to revise or eliminate that Fund’s fundamental policies as discussed below. The Funds affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Fund if shareholders of that Fund approve the policy in that section. The descriptions in each section of the Funds’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix P. The charts in Appendix P set out in the left column the current fundamental policies of each Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

Shareholders of each Fund will vote separately from shareholders of other Funds with respect to their Fund’s fundamental policies. In addition, shareholders will be asked to vote on each revised policy for their Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Fund’s fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved for a Fund, the Fund’s existing fundamental policy on that investment practice will remain in effect.

The revised policies that are approved will take effect when certain other matters presented to shareholders in this Joint Proxy Statement take effect; this is currently expected to occur in the first quarter of 2007, although the actual date could be earlier or later.

To be approved for a Fund, each proposal must receive a “1940 Act Majority Vote” of the outstanding voting securities of that Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Proposal 4-A: Revise the fundamental policy relating to borrowing money.

Funds affected: all Funds other than

Legg Mason Partners Capital Preservation Fund	Salomon Brothers Institutional Money Market Fund
Legg Mason Partners Capital Preservation Fund II

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the borrowing of money will be revised to read as follows:

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

Currently, the borrowing policies of certain Funds limit borrowings to 5% of total assets, while the policies of other Funds limit borrowings to higher percentages up to one-third of total assets. In addition, certain Funds may borrow only from banks, and/or only for limited purposes such as the funding of shareholder redemption requests. Certain Funds’ policies also limit the ability to purchase securities when borrowings are outstanding and/or limit the ability to pledge assets. The Funds’ current borrowing policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks, that limit the purchase of securities when loans are outstanding, and that limit pledging of assets.

As noted above, the revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

If this proposal is approved, certain Funds will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period.

Legg Mason has advised each Fund’s Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-B: Revise the fundamental policy relating to underwriting.

Funds affected: all Funds other than

Legg Mason Partners Capital Preservation Fund Legg Mason Partners Capital Preservation Fund II	Salomon Brothers Institutional Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Currently, certain Funds are not permitted to underwrite the securities of others, and certain other Funds are not permitted to engage in the business of underwriting. The Funds’ current underwriting policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

In most cases, each Fund’s current fundamental policy clarifies that the Fund will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”), which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund maybe considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

Legg Mason has advised each Fund’s Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-C: Revise the fundamental policy relating to lending.

Funds affected: all Funds other than

Legg Mason Partners Capital Preservation Fund Legg Mason Partners Capital Preservation Fund II	Salomon Brothers Institutional Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the lending of money or other assets will be revised to read as follows:

The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

The Funds’ current fundamental policies on lending vary. Most generally prohibit the making of loans, but specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, either are not subject to the restriction or do not constitute the making of loans. While many Funds currently are permitted to lend their portfolio securities to the fullest extent permitted by the 1940 Act, certain Funds must limit securities lending to 20% of total assets, and certain other Funds are not permitted to lend their securities. The Funds’ current lending policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit securities lending and the use of repurchase agreements by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

The revised policy will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If this proposal is approved, certain Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so. While lending securities may be a source of income to the Funds, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a sub-adviser believes the income justifies the attendant risks. The Funds also will be permitted by this policy to make loans of money, including to other Funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other Funds.

Legg Mason has advised each Fund’s Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

A Fund would engage in lending money or other assets only to the extent consistent with its investment objective.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-D: Revise the fundamental policy relating to issuing senior securities.

Funds affected: all Funds other than

Legg Mason Partners Capital Preservation Fund Legg Mason Partners Capital Preservation Fund II	Salomon Brothers Institutional Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the issuing of senior securities will be revised to read as follows:

The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

The revised policy on the issuance of senior securities is similar to most Funds’ current fundamental policies on this topic. Currently, most of the Funds are not permitted to issue senior securities except as permitted by the 1940 Act or except to the extent that borrowings or certain investment practices (such as purchasing securities on a delayed delivery basis or investing in derivatives) may be deemed to be the issuance of senior securities. However, certain Funds are not permitted to issue senior securities to any extent, and certain other Funds currently do not have a fundamental policy on the issuance of senior securities. The Funds’ current policies concerning the issuance of senior securities are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Legg Mason has advised each Fund’s Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-E: Revise the fundamental policy relating to real estate.

Funds affected: all Funds other than

Legg Mason Partners Capital Preservation Fund Legg Mason Partners Capital Preservation Fund II	Salomon Brothers Institutional Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on real estate will be revised to read as follows:

The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, most of the Funds are not permitted to purchase or hold real estate, but they are permitted to own securities secured by real estate or interests therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. Most of the Funds also are not permitted to sell real estate except for real estate they acquire as a result of their ownership of securities. The Funds’ current policies concerning investment in real estate are disclosed in their prospectuses and/or statements of additional information. As a general rule, the Funds currently do not intend to purchase or sell real estate. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Funds will not be restricted by the revised policy from purchasing or selling real estate (however, a Fund’s investment program may not contemplate these investments).

As noted above, the revised policy will be interpreted not to prevent the Funds from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

Legg Mason has advised each Fund’s Board that the proposed revisions to the fundamental policy on investment in real estate are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

To the extent that investments in real estate are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-F: Revise the fundamental policy relating to commodities.

Funds affected: all Funds other than

Legg Mason Partners Capital Preservation Fund	Salomon Brothers Institutional Money Market Fund
Legg Mason Partners Capital Preservation Fund II

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on commodities will be revised to read as follows:

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Discussion. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

Currently, most Funds are not permitted to invest in commodities or commodity contracts, but they are permitted to invest in certain types of derivatives and financial commodities such as futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies). However, certain Funds are not permitted to invest in futures contracts to any extent, and certain other Funds currently do not have a fundamental policy about purchasing and selling commodities. Salomon Brothers Fund Inc currently may invest not more than 25% of its total assets in commodities and commodity contracts. The Funds’ current policies concerning investment in commodities and commodity contracts are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Accordingly, the Funds will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments (however, a Fund’s investment program may not contemplate these investments). Except as to Funds that currently are not permitted to invest in futures contracts or are limited as to investments in commodities, the revised policy will not affect the Funds’ ability to enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

There may be instances when investing in physical commodities may be complimentary to a Fund’s other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. A Fund’s prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in physical commodities.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

Legg Mason has advised each Fund’s Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment practices in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

To the extent that investments in commodities are considered illiquid, a Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-G: Revise the fundamental policy relating to concentration.

1. Funds affected: all Funds other than

Legg Mason Partners Lifestyle Balanced Fund

Legg Mason Partners Lifestyle Conservative Fund

Legg Mason Partners Lifestyle Growth Fund

Legg Mason Partners Lifestyle High Growth Fund

Legg Mason Partners Lifestyle Income Fund

Legg Mason Partners Variable Lifestyle Balanced Portfolio

Legg Mason Partners Variable Lifestyle Growth Portfolio

Legg Mason Partners Variable Lifestyle High Growth Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Legg Mason Partners Real Return Strategy Fund

California Money Market Portfolio

Massachusetts Money Market Portfolio

New York Money Market Portfolio

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Exchange Reserve Fund

Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Financial Services Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio

Legg Mason Partners Capital Preservation Fund

Legg Mason Partners Capital Preservation Fund II

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Salomon Brothers Institutional Money Market Fund

Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised to read as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Discussion. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

Each Fund other than those specifically listed above currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. Salomon Brothers Capital Fund Inc currently also is prohibited by its fundamental policy on this topic from investing more than 25% of its total assets in the securities of any single company (a similar restriction applies to diversified funds by virtue of the 1940 Act). The Funds’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information. Many of the existing policies reflect the 25% test noted above that is the SEC’s current interpretation of concentration. If this interpretation were to change, the Funds would not be able to change their concentration policies without seeking shareholder approval. The revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

The revised policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. For example, Funds currently may classify financial services companies according to the end users of services (making automobile finance, bank finance and diversified finance each a separate industry), and utility companies according to services (making gas, gas transmission, electric and telephone each a separate industry). Other Funds currently treat industries such as telecommunications, electric utilities and gas utilities as separate industries. These interpretations and classifications may change over time and will be explained in the Fund’s prospectus or statement of additional information.

Under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

2. Funds affected:

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

California Money Market Portfolio

Massachusetts Money Market Portfolio

New York Money Market Portfolio

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Exchange Reserve Fund

Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio

Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Discussion. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. Certain Funds named above currently may invest without limit in bank obligations, and for these Funds, only minor wording changes will be made by virtue of the revised policy. Other Funds currently have not reserved the right to invest without limit in bank obligations. For these Funds, the revised policy will permit the Funds to take advantage of the flexibility to invest in bank obligations that the SEC has granted to money market funds.

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio currently has a fundamental policy that requires it to invest at least 25% of its assets in bank obligations at all times. The Fund’s existing policies are more restrictive than the SEC’s position requires, and there could be circumstances when investing in bank obligations may not be in the best interests of shareholders. The revised policy will permit the Fund to invest without limitation in bank obligations when the Fund’s manager believes it makes sense to do so.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-H: Remove the fundamental policy relating to diversification.

1. Funds affected:

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Legg Mason Partners Investment Grade Bond Fund

Legg Mason Partners Multiple Discipline Funds All Cap and International

Legg Mason Partners Small Cap Growth Fund

Legg Mason Partners Small Cap Value Fund

Legg Mason Partners Hansberger Global Value Fund

Legg Mason Partners Government Securities Fund

Legg Mason Partners Social Awareness Fund

Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners National Municipals Fund

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Large Cap Value Fund

Legg Mason Partners U.S. Government Securities Fund

Legg Mason Partners Short-Term Investment Grade Bond Fund

Legg Mason Partners Capital and Income Fund

Legg Mason Partners Convertible Fund

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Diversified Strategic Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners High Income Fund

Legg Mason Partners Municipal High Income Fund

Legg Mason Partners Total Return Bond Fund

Legg Mason Partners Small Cap Core Fund, Inc.

Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Appreciation Portfolio

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Diversified Strategic Income Portfolio

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners International All Cap Growth Fund

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Salomon Brothers Investors Value Fund Inc

Salomon Brothers Balanced Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Equity Index Portfolio

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios II—
Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Classic Values Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners S&P 500 Index Fund

Legg Mason Partners Mid Cap Core Fund

Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

Western Asset Global High Yield Bond Portfolio

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy requiring diversification of investments will be eliminated. Despite this change, each Fund’s status as a diversified fund will continue to be changeable only with the approval of the Fund’s shareholders. Except as proposed in Proposal 6(b) of this Joint Proxy Statement, there are no current plans to seek shareholder approval to change any of these Funds to non-diversified funds.

Discussion. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. The Funds currently comply with both the 1940 Act and the Internal Revenue Service (the “IRS”) requirements. However, the 1940 Act does not require that investment policies on diversification be fundamental policies.

The existing policies on diversification of many Funds state that the Fund will be diversified within the meaning of the 1940 Act and related rules and regulations. These policies are unnecessary as they duplicate the 1940 Act requirements, as those requirements are in effect from time to time. Accordingly, elimination of these policies will not change the extent to which these Funds’ assets may be invested in a single issuer.

The existing policies on diversification of certain other Funds generally recite the 1940 Act requirements as in effect today. If the requirements for diversification were to change, these Funds might not be able to take advantage of that change without seeking shareholder approval. For these Funds, elimination of the policies on diversification will not change the extent to which these Funds’ assets may be invested in a single issuer unless and until the 1940 Act requirements on diversification change.

For Salomon Brothers Investors Value Fund, the current policy on diversification is more restrictive than the current 1940 Act requirements. For this Fund, elimination of this policy would permit the Fund to invest its assets in a single issuer to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

As noted above, if a Fund wishes to become non-diversified in the future, the Fund would need to obtain shareholder approval of that change. Until that approval is obtained, the Fund must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the Fund’s fundamental policy on diversification.

2. Funds affected:

Legg Mason Partners Inflation Management Fund	Salomon Brothers Capital Fund Inc

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy requiring the Fund to be non-diversified will be eliminated. Despite this proposal, there are no current plans for any of these Funds to stop being non-diversified.

Discussion. As noted above, the 1940 Act requires every mutual fund to state whether it is diversified or non-diversified. Non-diversified funds have the ability to invest more of their assets in the securities of fewer issuers, and thus may be considered to be more risky in this regard. Because of this possibility of greater risk, the 1940 Act requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. On the other hand, the reverse, meaning a change from non-diversified to diversified status, does not require shareholder approval. If this fundamental policy is eliminated, a Fund would be able to diversify its investments more broadly without seeking shareholder approval. As noted above, there are no current plans to do so for these Funds. The Fund’s prospectus would be amended to disclose any such change.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-I: Remove the additional fundamental policy relating to diversification.

Funds affected:

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from holding more than 10% of the voting securities of any one issuer will be eliminated. For Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio, this policy currently applies to 75% of the Fund’s total assets.

Discussion. These Funds currently have two fundamental policies on diversification. Like the fundamental policies discussed in Proposal 4-H, these policies reflect portions of the existing 1940 Act requirements about diversification, except that the fundamental policy for Salomon Brothers New York Municipal Money Market Fund is more restrictive than the 1940 Act because it applies to all (rather than 75%, as does the 1940 Act) of the Fund’s assets. For more discussion of fundamental policies relating to diversification, please see Proposal 4-H. As noted in Proposal 4-H, the 1940 Act does not require that Funds have fundamental policies relating to diversification. The Funds believe that these additional fundamental policies relating to diversification are duplicative and unnecessary.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-J: Convert the Fund’s investment objective from fundamental to non-fundamental.

Funds affected: all Funds other than

Legg Mason Partners Classic Values Fund

Legg Mason Partners International Fund

Legg Mason Partners Growth and Income Fund

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Government Portfolio

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Diversified Large Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Global Equity Fund

Legg Mason Partners Capital Preservation Fund

Legg Mason Partners Capital Preservation Fund II

Legg Mason Partners Short Duration Municipal Income Fund

Salomon Brothers National Tax Free Bond Fund

Legg Mason Partners Emerging Markets Equity Fund

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Salomon Brothers Balanced Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Institutional Money Market Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

Legg Mason Partners Variable Investors Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

If shareholders of a Fund approve this proposal, the Fund’s investment objective will become non-fundamental, meaning that it can be changed without shareholder approval if the Board believes that it is in the best interests of shareholders to do so. Except as noted below, there are no current plans to change the investment objective of any of these Funds.

Discussion. The 1940 Act does not require that a fund’s investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a fund’s investment objective is non-fundamental, the objective may be changed by the fund’s board if the board believes it is in the best interests of shareholders to do so.

If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Fund’s Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. As noted below, however, shareholders would be given prior notice of any change in the Fund’s investment objective.

If this proposal is approved by the shareholders of Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value, it is expected that the Fund’s investment objective would be changed from “balanced between long-term growth of capital and principal preservation” to “total return—that is, a combination of income and long-term capital appreciation.” There are no current plans to change the investment objective of any other Fund. If shareholders of a Fund approve this proposal and the Fund’s Board thereafter decides to change the Fund’s investment objective, shareholders will be given prior notice of the change. This notice is expected to take the form of a supplement to the Fund’s prospectus or a revised prospectus, which would be sent to Fund shareholders.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-K: Remove the fundamental policy relating to the purchase of illiquid securities.

Funds affected:

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Financial Services Fund

Legg Mason Partners Health Services Fund

Legg Mason Partners Technology Fund

Salomon Brothers Capital Fund Inc

The Salomon Brothers Fund Inc

Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy limiting the purchase or other acquisition of illiquid securities to 15% of the Fund’s net assets (this percentage is 10% for Salomon Brothers Capital Fund Inc and Salomon Brothers New York Municipal Money Market Fund) will be eliminated.

Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to investments in illiquid securities. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds). If the SEC staff position or other interpretations about purchases of illiquid securities were to change, the Funds might not be able to take advantage of that change without seeking shareholder approval. If this fundamental policy is eliminated, the Funds will still be subject to the position of the SEC’s staff with respect to the purchase of illiquid securities, as that position may change from time to time. The Funds also will be subject to any other limitations on the purchase of illiquid securities imposed by the Funds’ Boards or investment managers from time to time, as well as the Funds’ other investment policies.

Risks of purchasing illiquid securities include the risk that the Funds may not be able to dispose of them in a timely manner or at the prices at which they are valued. This could restrict a Fund’s ability to raise cash for other investments or to respond to shareholder redemption requests. These securities may also be difficult to value accurately.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-L: Remove the fundamental policy relating to purchasing securities on margin.

Funds affected:

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio Legg Mason Partners Adjustable Rate Income Fund	Salomon Brothers New York Municipal Money Market Fund Western Asset Emerging Markets Debt Portfolio Western Asset Global High Yield Bond Portfolio

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities on margin will be eliminated.

Discussion. The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 4-A.

The Funds believe that this fundamental policy is unnecessary and may be unduly restrictive. The Funds’ ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 4-A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 4-D. The Funds believe that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Funds will be permitted to purchase securities on margin subject to the Funds’ other investment policies and applicable law. Shareholders should note that it is the current position of the SEC’s staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the 1940 Act.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-M: Remove the fundamental policy relating to short sales.

Funds affected:

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Adjustable Rate Income Fund Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from making short sales of securities will be eliminated.

Discussion. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. The Funds believe this fundamental policy is unduly restrictive. There may be circumstances in which a Fund’s manager believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Funds will be able to engage in short sales subject to the Funds’ other investment policies and applicable law. Before a Fund engages in short sales to any material extent, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Fund’s Board or investment manager from time to time, as well as the Fund’s other investment policies.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-N: Remove the fundamental policy relating to both purchasing securities on margin and making short sales.

Funds affected:

Legg Mason Partners Hansberger Global Value Fund

Legg Mason Partners Convertible Fund

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Diversified Strategic Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners High Income Fund

Legg Mason Partners Municipal High Income Fund

Legg Mason Partners Total Return Bond Fund

Salomon Brothers Capital Fund Inc

Salomon Brothers Investors Value Fund Inc

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities on margin and making short sales of securities will be eliminated.

Discussion. The Funds named above currently have a fundamental policy that prohibits both the purchase of securities on margin and the entry into short sales. For discussions of purchasing securities on margin and making short sales of securities, please see Proposals 4-L and 4-M, respectively. As noted in these Proposals, the Funds believe these restrictions are unnecessary and unduly restrictive. If this fundamental policy is eliminated, the Funds will be able to purchase securities on margin and engage in short sales subject to the Funds’ other investment policies and applicable law.

For Salomon Brothers Investors Value Fund Inc, the current fundamental policy also prohibits the Fund from participating in any joint or joint and several trading accounts. The 1940 Act already addresses a fund’s ability to participate in any joint trading accounts by prohibiting participation in these types of accounts if that participation would contravene any SEC rules on the topic. While there currently are no rules expressly addressing joint trading accounts, funds typically are viewed as needing exemptive relief from the SEC to use them. Because the 1940 Act already addresses this topic, the Fund believes that a fundamental policy is unnecessary.

If this fundamental policy is eliminated, Salomon Brothers Investors Value Fund Inc will be able to participate in joint trading accounts to the fullest extent permitted by applicable law and the Fund’s other investment policies.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-O: Remove the fundamental policy relating to investment in other investment companies.

Funds affected:

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Salomon Brothers Capital Fund Inc

The Salomon Brothers Fund Inc

Salomon Brothers Investors Value Fund Inc

Salomon Brothers Balanced Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.—
Legg Mason Partners Variable All Cap Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities of other investment companies will be eliminated.

Discussion. Each Fund named above has one of two general types of fundamental policies on this topic. Certain Funds are prohibited from investing more than a particular percentage of their net assets in other investment companies, except as permitted under the 1940 Act and/or except where such purchase is part of a plan of merger or reorganization. Other Funds have a fundamental policy that generally permits them to invest in another investment company in order to employ the master-feeder investment structure.

The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act limited these investments to relatively small percentages of fund assets unless a master-feeder or fund-of-funds structure was utilized. Outside of the master-feeder and fund-of-funds structures and subject to certain other exceptions, the 1940 Act limited a fund’s investments in a single investment company to 3% of the purchased investment company’s outstanding voting stock and to 5% of the fund’s total assets and caps a fund’s investments in all investment companies at 10% of the fund’s total assets.

Recent rule changes now permit funds to invest an unlimited portion of their assets in affiliated investment companies, though investments in unaffiliated investment companies are still subject to certain limitations. In addition, the SEC has recently granted exemption from the 1940 Act limits for funds investing in certain exchange-traded funds.

Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Funds believe that their existing fundamental policies are unnecessary and may be unduly restrictive. If a Fund’s fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Funds’ other investment policies.

Mutual funds invest in other investment companies for a variety of reasons. Using a master-feeder structure may provide access to a larger investment portfolio and may increase opportunities for economies of scale. Using a fund-of-funds structure may provide access to a broader investment portfolio or mix of investment styles and strategies. Investing in investment companies also is a way to equitize cash in a fund’s portfolio and to achieve investment exposure to a particular asset class or type of investment.

When a Fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-P: Remove the additional fundamental policy relating to borrowing money.

Fund affected: Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio

If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy limiting borrowings and pledging of assets to 10% of total assets, and requiring that the borrowings be made only to fund shareholder redemptions, will be eliminated. The Fund will remain subject to another fundamental policy on the topic of borrowing, as discussed in Proposal 4-A. Both the existing fundamental policy discussed in Proposal 4-A and the replacement fundamental policy proposed in Proposal 4-A are less restrictive than this current policy.

Discussion. This Fund currently has two fundamental policies concerning borrowing. The other fundamental policy is discussed in Proposal 4-A. This fundamental policy is a further limitation on the Fund’s ability to borrow money. If this fundamental policy is eliminated and Fund shareholders approve Proposal 4-A, the Fund will be permitted to borrow money to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If this fundamental policy is eliminated and Fund shareholders do not approve Proposal 4-A, the Fund will be permitted to borrow for temporary purposes up to one-third of its total assets.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-Q: Remove the fundamental policy relating to pledging assets.

Fund affected: Salomon Brothers New York Municipal Money Market Fund

If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy limiting the Fund’s ability to pledge its assets will be eliminated.

Discussion. The Fund currently may pledge not more than 20% of its assets, and pledges may be for the sole purpose of supporting limited-purpose borrowings. The Fund believes this fundamental policy is unduly restrictive and may prevent the Fund’s manager from acting in a manner the manager believes to be in the best interests of shareholders. If this fundamental policy is eliminated, the Fund will be able to pledge its assets without limitation, subject to the Fund’s other investment policies and applicable law and interpretations.

Shareholders should note that in 1973 the SEC’s staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without there being a compelling business reason to do so. In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. The Fund has no present intention to borrow money (other than possibly to meet redemption requests), and intends to pledge its assets only to support its investment practices. It is impossible to predict what the lending practices will be in the future if and when the Fund decides to borrow money, and whether more than 300% collateral coverage would be required. In any event, the Fund would take into account any then applicable legal guidance, would be guided by the judgment of the Fund’s Board and investment manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-R: Convert the fundamental policy relating to investment in convertible securities to non-fundamental.

Fund affected: Legg Mason Partners Convertible Fund

If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy requiring investment of at least 80% of the Fund’s assets in convertible securities will become non-fundamental, meaning that it may be changed without shareholder approval.

Discussion. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. However, the 1940 Act does not require that a fund have a fundamental policy on this topic.

Rule 35d-1 under the 1940 Act requires a fund with a name that suggests a particular investment emphasis to invest, under normal circumstances, at least 80% of its assets in the type of investment suggested by the fund’s name. This 80% investment requirement need not be a fundamental policy if the fund agrees to provide notice to shareholders at least 60 days prior to any change in the investment requirement.

The Fund believes that making the 80% investment requirement non-fundamental will provide the Fund with greater flexibility to respond to changing conditions in a manner that its Board deems to be in the best interests of shareholders without incurring the delay and expense of seeking shareholder approval. If this proposal is approved, the Fund will give shareholders at least 60 days’ notice prior to any change in the 80% investment policy.

Your Board recommends that you vote “FOR” this proposal.

Proposal 4-S: Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental.

Funds affected:

Legg Mason Partners Growth and Income Fund	Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities of any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco will become non-fundamental, meaning that it may be changed without shareholder approval.

Discussion. This fundamental policy is not required by the 1940 Act. While the Funds have no current plan to invest in companies deriving more than 25% of revenues from alcohol or tobacco, these plans could change in the future. Shareholders of a Fund will be given prior notice of any such change. This notice is expected to take the form of a supplement to the Fund’s prospectus or a revised prospectus, which would be sent to Fund shareholders.

Your Board recommends that you vote “FOR” this proposal.

The following proposals address fundamental policies that affect very few Funds and that the applicable Funds believe are out-dated and unduly restrictive. All of the proposals are discussed together for convenience.

Proposal 4-T-1: Remove the fundamental policy relating to investment made in oil, gas or other mineral exploration development programs or mineral leases.

Funds affected:

Salomon Brothers Capital Fund Inc	Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from investing in oil, gas or other mineral exploration development programs or mineral leases will be eliminated. Each Fund will remain subject to another fundamental policy on the topic of commodities, as discussed in Proposal 4-F. The replacement fundamental policy proposed in Proposal 4-F is less restrictive in certain respects than this current policy.

Discussion. These Funds currently have two fundamental policies concerning commodities. The other fundamental policy, which addresses commodities generally is discussed in Proposal 4-F. This fundamental policy is a limitation on a Fund’s ability to invest in certain types of physical commodities, namely interests in oil and gas and other mineral development programs. If this fundamental policy is eliminated and Fund shareholders approve Proposal 4-F, the Fund will be permitted to invest in all types of commodities and commodity contracts to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If this fundamental policy is eliminated and Fund shareholders do not approve Proposal 4-F, the Fund will not be permitted to invest in commodities or commodity contracts. If this fundamental policy is not eliminated and Fund shareholders approve Proposal 4-F, the Fund will not be permitted to invest (directly, in the case of Salomon Brothers New York Municipal Money Market Fund) in interests in oil and gas, other mineral development programs or mineral leases, but will be permitted to invest in other commodities and commodity contracts. In any event, such investments will be subject to any limitations imposed by the Fund’s Board or investment manager from time to time, as well as the Fund’s other investment policies (including its concentration policy).

Please see the discussion in Proposal 4-F for certain information about the risks associated with investments in commodities, including physical commodities. As noted in Proposal 4-F, a Fund’s prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in commodities.

Proposal 4-T-2: Remove the fundamental policy relating to investment made for the purpose of exercising control or management.

Funds affected:

Salomon Brothers Capital Fund Inc The Salomon Brothers Fund Inc	Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from investing in companies for the purpose of exercising control over management or the company will be eliminated.

Discussion. Investing for control of a company may subject a Fund to liability beyond the amount of its investment. The Fund could be liable to other shareholders of the company, regulators and others for actions taken by the Fund or the company or on their behalf. The Funds currently intend to invest for control of a company only when and if, in the judgment of the Funds’ Boards or investment manager, such investment is advisable to protect the value of the investment or where the potential for gain is believed to outweigh the associated risks.

Proposal 4-T-3: Remove the fundamental policy relating to warrants.

Funds affected:

Salomon Brothers Capital Fund Inc	Salomon Brothers New York Municipal Money Market Fund

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from investing in warrants will be eliminated.

Discussion. A warrant is a right to acquire another security at a specified time or times or during a specified period. In some cases, the holder of the warrant may be entitled to acquire the security at a discount to its market value. A warrant may be attached to another security or it may trade separately. In some cases, a warrant may be acquired at no or little cost, particularly if it is acquired with another security. Like an option, a warrant entitles the holder to make a future investment under certain circumstances. If those circumstances do not occur, the warrant is “out of the money” or it is otherwise uneconomic for the warrant to be exercised, and the warrant expires unexercised, any purchase price for the warrant will be forfeited. Investments in warrants may be considered speculative because a warrant does not represent any rights in the assets of the issuing company, nor does it entitle the holder to dividends or voting rights.

A Fund may invest in warrants for similar reasons that it would invest in options or calls, such as when the underlying security to which the warrant relates is expected to increase in value. A Fund may also receive warrants as a result of making other investments. In any event, a Fund will invest in warrants subject to any limitations imposed by the Fund’s Board or investment manager from time to time, as well as the Fund’s other investment policies.

Proposal 4-T-4: Remove the fundamental policy relating to equity securities and bonds.

Fund affected: Legg Mason Partners Exchange Reserve Fund

If shareholders of the Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds will be eliminated.

Discussion. This fundamental policy was adopted many years ago. The Fund believes that it is unduly restrictive. The policy essentially requires the Fund to invest solely in certain money market instruments, and could be read to prevent the Fund from investing in other investments commonly held by money market funds. If this fundamental policy is eliminated, the Fund would be able to invest in more types of investments, and could even stop being a money market fund, without seeking shareholder approval. The Fund has no current intention to stop being a money market fund. The Fund’s Board would be consulted and the Fund’s prospectus would be amended prior to any such change.

Proposal 4-T-5: Remove the fundamental policy relating to related party investments.

Funds affected:

Salomon Brothers Capital Fund Inc	Salomon Brothers Investors Value Fund Inc

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing securities from or selling securities to any of its officers, directors, employees, investment manager or distributor, as principals, and purchasing or retaining securities of certain issuers will both be eliminated.

Discussion. The 1940 Act prevents mutual funds from purchasing securities from, or selling securities to, certain affiliates, including the funds’ officers, directors, employees, investment adviser and distributor, acting as principal. The 1940 Act also limits the ability of mutual funds to invest in securities of affiliates. The Funds’ current fundamental policies on securities sales and purchases to and from affiliates acting as principal duplicate the 1940 Act, and the policies on investing in certain issuers are more restrictive than the 1940 Act limitations on investing in affiliates. The Funds believe it is unnecessary to have fundamental policies that duplicate and go beyond the 1940 Act.

Proposal 4-T-6: Remove the fundamental policy relating to investment in unseasoned issuers.

Funds affected:

Salomon Brothers Capital Fund Inc	Salomon Brothers Investors Value Fund Inc

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy limiting the investment of the Fund in unseasoned issuers will be eliminated.

Discussion. Unseasoned issuers are start-up companies or other newly-launched enterprises with shorter operating histories. Compared to more established or larger companies, unseasoned issuers are more likely to have more erratic businesses, more limited product lines and distribution channels, fewer capital resources and more limited management depth. Securities of unseasoned issuers are more likely to experience sharper swings in market value and be less liquid than those of more established companies.

Proposal 4-T-7: Remove the fundamental policy relating to investment in affiliates of affiliates.

Funds affected:

Salomon Brothers Capital Fund Inc	Salomon Brothers Investors Value Fund Inc

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy prohibiting the Fund from purchasing or retaining any securities of an issuer if one or more persons affiliated with the Fund (or the Manager of the Fund, in the case of Salomon Brothers Capital Fund Inc) beneficially own more than half of 1% of the outstanding securities of that issuer and all those affiliated persons owning half of 1% together beneficially own more than 5% of such securities will be eliminated.

Discussion. The 1940 Act prohibits certain transactions between a fund and affiliates of its affiliates and limits the ability of funds to invest in securities of affiliates of its affiliates. The Funds believe it is unnecessary to have fundamental policies that go beyond the 1940 Act. The Funds’ current fundamental policies on purchasing securities of affiliates of affiliates are more restrictive than the 1940 Act limitations on investing in affiliates of affiliates. If this fundamental policy is eliminated, the Funds would be able to invest in affiliates of affiliates so long as those transactions comply with applicable law, including the 1940 Act.

Additional Discussion for Proposals 4-T-1 through 4-T-7. These fundamental policies are believed initially to have been adopted in response to requirements imposed under certain states’ securities laws and/or other restrictions which no longer apply to the Funds, and are not required by the 1940 Act. The elimination of these policies will simplify the Funds’ compliance requirements and will provide the Funds’ managers greater flexibility to invest the Funds’ assets as they deem appropriate, consistent with applicable law and the Funds’ investment objectives and other investment policies.

Your Board recommends that you vote “FOR” Proposals 4-T-1 through 4-T-7, as applicable.

PROPOSAL 5—TO APPROVE PROPOSED FUND LIQUIDATIONS

This Proposal 5 is to be voted on by shareholders of the following Funds (for purposes of this Proposal 5, each, a “Fund”):

Legg Mason Partners Real Return Strategy Fund

Legg Mason Partners Hansberger Global Value Fund

Background

The Board of Legg Mason Partners Real Return Strategy Fund and of Legg Mason Partners Hansberger Global Value Fund is recommending that shareholders of each Fund vote to liquidate the Fund according to the terms of the Plan of Liquidation attached hereto as Appendix Q (the “Plan of Liquidation”).

General

At a meeting held on June 29, 2006, each Fund’s Board discussed with the Fund’s Manager the advantages and disadvantages of the proposal to liquidate each Fund. The Board determined that the liquidation of each Fund was in the best interests of the Fund’s shareholders and unanimously approved for each Fund the Plan of Liquidation.

In determining to recommend approval of the liquidation of each Fund, the Fund’s Board considered the following factors, among others:

(a) that, due to its small asset size, the Fund has not been able to operate at an acceptable expense level without voluntary fee waivers and expense reimbursements from the Fund’s Manager;

(b) that, at its current asset level, the Fund has limited prospects for growth in light of the size of its expense ratio without continuation of voluntary fee waivers or expense reimbursements;

(c) that, in light of the Fund’s limited growth prospects, the Fund’s Manager has decided that it does not intend to continue to subsidize the Fund’s expenses; and

(d) that the Fund’s Manager did not identify an appropriate merger candidate for the Fund, but that shareholders would be permitted to exchange their shares of the Fund for shares of other Funds.

Until shareholders have had an opportunity to approve the Plan of Liquidation, each Fund’s Board has voted to close the Fund to new purchases and exchange purchases, except for dividend reinvestments and conversions of Class B shares to Class A shares.

Summary of the Plan of Liquidation

Set forth below is a general description of the terms of the Plan of Liquidation. A copy of the form of the Plan of Liquidation is attached to this Joint Proxy Statement as Appendix Q, and you should refer to Appendix Q for the complete terms of the Plan of Liquidation.

Effective Date of the Plan of Liquidation and Cessation of a Fund’s Investment Activities

With respect to each Fund, if the Plan of Liquidation is approved by the Fund’s shareholders, the Plan of Liquidation will become effective on a date to be determined by the Fund’s Board or by any officer of the Fund. As of the effective date of the Plan of Liquidation, the Fund will cease to invest its assets in accordance with its investment objective and, as soon as reasonable and practicable, will complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents. However, the Fund may invest the proceeds of the sale of portfolio securities in investment grade short-term debt securities denominated in U.S. dollars. From the effective date of the Plan of Liquidation, the Fund will not engage in any business activities except for the purpose of discharging any existing its debts and obligations, collecting and distributing its assets, and taking steps to liquidate and wind up its business.

Closing of Books and Restriction on Transfer of Shares

The proportionate interests of shareholders in the assets of a Fund will be fixed on the basis of their holdings on the effective date of the Fund’s Plan of Liquidation. On that date, the books of the Fund will be closed and will not be reopened unless the Plan of Liquidation cannot be implemented.

Liquidation Distribution Amounts

As soon as practicable after the effective date of a Fund, the Fund will liquidate and distribute to shareholders of record as of the close of business on the effective date, pro rata in accordance with their proportionate interests in the Fund, all of the assets of the Fund remaining after payment and discharge of (or set aside for the payment of) liabilities and obligations of the Fund (the “Liquidation Distribution”). The Fund may pay the Liquidation Distribution in more than one installment if appropriate to ensure the orderly disposition of portfolio securities. Although no assurance can be given, the Fund anticipates that payment of the Liquidation Distribution will be made within sixty days of the effective date. Following payment of the Liquidation Distribution, all outstanding shares of the Fund (which would have no economic value) will be redeemed, and this Joint Proxy Statement constitutes notice of such redemption.

Certain Federal Income Tax Consequences of the Plan of Liquidation

The following discussion is a general summary of certain U.S. federal income tax consequences of the liquidation of each Fund to the Fund and its shareholders, based on current U.S. federal income tax law, including the Internal Revenue Code, applicable Treasury regulations and IRS rulings. Different rules may apply to particular shareholders depending upon their individual circumstances. Special rules may also apply to particular types of Fund shareholders including, without limitation, banks, insurance companies, financial institutions, tax-exempt organizations, brokers and dealers, individuals who are not citizens or residents of the United States, entities organized under laws other than those of the United States or its political subdivisions, persons holding Fund shares as part of a hedge, straddle or conversion transaction, persons that do not hold their Fund shares as a capital asset at the time of the liquidation of the Fund, or entities taxable as partnerships for U.S. federal income tax purposes. Shareholders should consult their own tax advisors with respect to the tax consequences of receipt of the Liquidation Distribution(s), including potential tax consequences in jurisdictions where the shareholder is a citizen, resident or domiciliary.

Each Fund currently qualifies, and expects to continue to qualify during the liquidation period, as a regulated investment company under Subchapter M of the Internal Revenue Code, and does not expect to become a “personal holding company” within the meaning of Section 542 of the Internal Revenue Code. As a result, the Fund should be eligible for a dividends-paid deduction with respect to Liquidation Distributions made after the adoption of the Plan of Liquidation, and should not be required to pay U.S. federal income tax on any of its income or capital gains realized from the sale of its assets pursuant to the liquidation of the Fund. If the Fund did not qualify for a dividends-paid deduction with respect to the Liquidation Distributions, the Fund would incur a corporate federal income tax liability that would reduce the amount available for distribution to shareholders.

Subject to the discussion below, a Liquidation Distribution will generally be treated as payment in exchange for the shareholder’s Fund shares. The shareholder will recognize a capital gain or loss, which will be a long-term capital gain or loss if the Fund shares have been held for more than one year, and otherwise will be a short-term capital gain or loss.

It is possible that a Fund may be required to designate some portion of the Liquidation Distributions payable to shareholders as ordinary income dividends or capital gain distributions in order to maintain the Fund’s status as a regulated investment company under the Internal Revenue Code. In that event, for U.S. federal income tax purposes, the Liquidation Distribution(s) received by a shareholder could consist of three elements: (a) a capital gain dividend to the extent of any net capital gain recognized by the Fund during its final tax year; (b) an ordinary income dividend to the extent of the Fund’s ordinary income and net short-term capital gain recognized during the final tax year, net of prior distributions; and (c) a payment in exchange for the shareholder’s shares, taxable as described above. The Fund will notify shareholders as to the portion, if any, of the Liquidation Distribution(s) that constitutes a capital gain dividend and that which constitutes an ordinary income dividend in the normal tax-reporting fashion for dividends and distributions paid by the Fund.

Under the U.S. backup withholding rules, each Fund will be required to withhold 28% of the Liquidation Distribution(s) paid to any U.S. shareholder that is not a tax-exempt person unless either: (a) such shareholder has completed and submitted to the Depositary an IRS Form W-9, providing such shareholder’s employer identification number or social security number, as applicable, and certifying under penalties of perjury that: (i) such number is correct; (ii) either (A) such shareholder is exempt from backup withholding, (B) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of an under-reporting of interest or dividends, or (C) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding; or (b) an exception applies under applicable law. Non-U.S. shareholders may also be subject to U.S. backup withholding and should provide to the Fund an IRS Form W-8BEN or another type of Form W-8 appropriate to the particular non-U.S. shareholder. Form W-9 and the various Forms W-8 can be found on the IRS website at www.irs.gov/formspubs/index.html. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s federal income tax liability so long as the shareholder timely files the appropriate tax return or refund claim.

Appraisal Rights

Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan of Liquidation.

Impact of the Plan of Liquidation on the Fund’s Status Under the 1940 Act

As soon as practicable after shareholder approval of the liquidation of a Fund, the Fund will file any documents as may be necessary to effect the liquidation of the Fund, in accordance with the requirements of its governing documents, Maryland law, the Internal Revenue Code, any applicable securities laws, and any rules and regulations of the SEC or any state securities commission.

Until the Fund’s withdrawal becomes effective, the Fund will continue to be subject to and will comply with the 1940 Act.

Shareholder Approval

The liquidation of each Fund must be approved by a vote of a majority of the outstanding voting securities of each class of shares of the Fund. The “vote of a majority of the outstanding voting securities” of each class of shares of the Fund is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of each class of shares of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of each class are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of each class of shares of the Fund.

The liquidation of each of Legg Mason Partners Real Return Strategy Fund and Legg Mason Partners Hansberger Global Value Fund was approved by each Fund’s Board after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the liquidation of the Fund for consideration by the shareholders of the Fund.

In the event that the shareholders of a Fund fail to approve the liquidation of the Fund, there will be no Liquidation Distribution and redemption of all outstanding shares of the Fund, and the Fund will continue to operate in accordance with its stated investment objective and policies. It is expected that the Fund’s Board would then meet to consider what, if any, steps to take, including the possibility of resubmitting the same or another plan of liquidation to shareholders for future consideration.

Your Board recommends that you vote “FOR” the approval of the liquidation of the Fund.

PROPOSAL 6(a)—TO APPROVE A NEW MANAGEMENT AGREEMENT

This Proposal 6(a) is to be voted on by shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (for the purposes of this Proposal 6(a), the “Fund”).

At the Meeting, you will be asked to approve a new management agreement between the Fund and Legg Mason Capital Management Inc. (“LMCM” or the “Manager”) (the “New Management Agreement”), which shall become effective only if the shareholders also approve classification of the Fund as a non-diversified investment company, as described in Proposal 6(b) below. The reclassification of the Fund as non-diversified is a condition to effectiveness of the New Management Agreement to enable LMCM to employ the investment strategy anticipated under the proposed New Management

Agreement, that is, as described below, investment primarily in equity securities LMCM believes offer potential for growth without specific market capitalization parameters. A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the investment management agreement currently in effect for the Fund (the “Current Management Agreement”) are included below. The terms of the New Management Agreement are similar to those of the Current Management Agreement, except that the dates of effectiveness and termination differ and except that the advisory fee payable under the New Management Agreement is less than the fee under the Current Management Agreement, as described in more detail below.

Under the Current Management Agreement, LMPFA provides investment advisory services to the Fund, and is responsible for the Fund’s overall investment strategy and its implementation.

The Current Management Agreement was approved at a June 2006 in-person meeting by the Board of the Fund. Shareholder approval of the Current Management Agreement was not required under the 1940 Act because there was no change in the actual control or management of the Fund. The date of the Fund’s Current Management Agreement and the date on which it was approved by the Board are provided in Appendix V.

Under the New Management Agreement, LMCM would provide advisory services to the Fund and would be responsible for the Fund’s overall investment strategy and its implementation. LMPFA would enter into an agreement with LMCM to provide sub-administrative services for the Fund. The appointment of LMCM would not result in any material changes in the nature or the level of investment advisory and administrative services provided to the Fund but, as described in more detail below, advisory fees under the New Management Agreement would be less than fees payable under the Current Management Agreement.

The effectiveness of the New Management Agreement is subject to approval by the shareholders of the Fund of classification of the Fund as a non-diversified investment company, as described in Proposal 6(b) below.

The Board has approved the New Management Agreement to take advantage of LMCM’s unique All Cap investment strategy and process that has been developed and guided by Mr. Bill Miller, LMCM’s Chief Investment Officer, and which would be implemented by Jay Leopold serving as portfolio manager. While the Fund currently attempts to allocate its portfolio investments evenly between securities in the All Cap Growth and All Cap Value market segments, LMCM would invest primarily in equity securities of companies that it believes offer the potential for capital growth, and would not be subject to any particular allocation among market segments. LMCM’s All Cap strategy does not have specific market capitalization parameters and allows the portfolio manager the greatest flexibility to identify investment opportunities that are expected to help the Fund achieve its investment objectives.

Comparison of the Current Management Agreement to the New Management Agreement

Set forth below is a general description of the terms of the New Management Agreement and a general comparison with the terms of the Current Management Agreement. A copy of the form of New Management Agreement is attached to this Joint Proxy Statement as Appendix R, and you should refer to Appendix R for the complete terms of the New Management Agreement.

Fees. Under the Current Management Agreement, the Fund pays LMPFA a management fee at the annual rate of 0.75% of the first $1 billion of the Fund’s average daily net assets, 0.725% of the next $1 billion of assets, 0.70% of the next $3 billion of assets, 0.675% of the next $5 billion of assets and 0.65% of the Fund’s average daily net assets over $10 billion. Under the proposed New Management Agreement, the Fund will pay LMCM a management fee at an annual rate of 0.70% of the first $2 billion of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets over $2 billion. Under the Current Management Agreement and the New Management Agreement, fees are accrued daily and paid by the Fund monthly.

Management fees paid to Smith Barney Fund Management LLC (the Fund’s then-current manager) by the Fund for the period from May 1, 2005 to April 30, 2006 were $2,877,216. Fees that would have been payable to LMCM for services provided pursuant to the New Management Agreement for the Fund for the same period, had the New Management Agreement been effect for the same period, would have been $2,685,402, a decrease of 0.07%.

Investment Management Services. The New Management Agreement provides, as does the Current Management Agreement, that, subject to the supervision of the Fund’s Board, the Manager would regularly provide the Fund with investment research, advice, management and supervision, would furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, would determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and would implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Manager. The level of investment management services to be provided under the New Management Agreement is comparable to the level of services provided under the Current Management Agreement.

Under the Fund’s New Management Agreement, the Fund’s Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided in the New Management Agreement and described below, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Current Management Agreement contains similar provisions.

The New Management Agreement further provides that the Manager would provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and would exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and would perform such other functions of investment management and supervision as may be directed by the Board. The Current Management Agreement has similar provisions.

Fund Administration Services. The Current Management Agreement and the New Management Agreement provide that the Manager will also perform such administrative and management services as may from time to time reasonably be requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Board. Such administrative services include (a) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodians and other independent contractors or agents, (b) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (c) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (d) maintaining the Fund’s existence, and (e) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. The Manager is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Manager. The Manager further oversees the maintenance and preservation of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In addition, the New Management Agreement requires the Manager to furnish the Fund, at its own expense, with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The New Management Agreement also requires the Manager to permit any of its directors, officers and employees, who may be elected as Board Members or officers of the Fund, to serve in the capacities in which they are elected.

LMCM will enter into an agreement pursuant to which LMPFA will provide administrative services to the Fund. LMCM has provided assurances to the Board that LMCM and LMPFA will provide at least the same level of services under the New Management Agreement and sub-administration agreement as are currently provided under the Current Management Agreement.

Payment of Expenses. The New Management Agreement requires the Manager to bear all expenses, and to furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services under the New Management Agreement. Except for these expenses, the Manager is not responsible for the Fund’s expenses. The Current Management Agreement also requires that the Manager bear all expenses in connection with the performance of its services under the agreement.

Conflicts of Interest. The New Management Agreement contains several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. In addition to those provisions discussed above, the New Management Agreement provides that the Manager may not deal with itself, or with members of the Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may the Manager purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted under the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time. The New Management Agreement specifically provides that personnel of the Manager, even if serving the Fund as a Board Member, officer or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Manager may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Management Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of the Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Board from time to time.

The Current Management Agreement addresses these same potential conflicts in a similar manner.

Limitation on Liability. Under the Current Management Agreement and the New Management Agreement, the Manager assumes no responsibility other than to render the services called for by the agreement in good faith, and the Manager is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund. The Manager is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Management Agreement. This same limitation of liability applies to affiliates of the Manager who may provide services to the Fund as contemplated by the New Management Agreement.

Term and Continuance. The Current Management Agreement was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If approved by shareholders of the Fund, the New Management Agreement would terminate, unless sooner terminated as set forth therein, at the end of a two-year initial term. Thereafter, if not terminated, the New Management Agreement would continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement.

Termination. The New Management Agreement provides that the Agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Manager or by the Manager upon not less than ninety days’ written notice to the Fund. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The New Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreement contains similar termination provisions.

Board Considerations

At a meeting held during June 2006 the Board, including the Independent Board Members, approved the New Management Agreement between the Fund and LMCM. The date of the Board’s meeting is noted in Appendix V.

To assist the Board in its consideration of the New Management Agreement, Legg Mason and LMCM provided materials and information about LMCM, including its asset management capabilities and organization. LMCM is a leading equity management firm that had, as of March 2006, over $64.0 billion under management. The Board also was provided information about LMPFA and its fund administration capabilities in advance of and at the June 2006 Board meeting. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

At the meeting, members of the Board discussed with a representative of LMCM and with Legg Mason LMCM’s unique All Cap investment strategy and process, its past performance, its investment management experience, business organization, personnel, operations, history and philosophy and the compatibility of LMCM’s investment management style with the Fund’s investment policies and objectives. The Board Members noted that a colleague of Mr. Miller would serve as the Fund’s portfolio manager. The Board considered whether the terms of the New Management Agreement, which are summarized above, were in the best interests of the Fund and its shareholders. Legg Mason and LMCM discussed the timing of the transition to LMCM and how the transition could be accomplished with minimal disruption or expense. The Independent Board Members also conferred separately and with their independent legal counsel about the proposed replacement of the Fund’s Manager on a number of occasions, including in connection with the June meeting.

At the meeting, representatives of Legg Mason and LMCM made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent legal counsel to consider the New Management Agreements.

Among other things, the Board Members considered:

(a) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries, including LMCM and LMPFA;

(b) that LMCM is an experienced and respected asset management firm; that the Board has been provided information demonstrating that LMCM has the capabilities, resources and personnel necessary to provide the advisory services to the Fund; and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(c) that Legg Mason has advised the Board that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(d) that LMCM has advised the Board that it will provide expense waivers and reimbursements on terms identical to those currently offered by Legg Mason to the Fund, and, while it reserves the right to alter the waivers and reimbursements in the future, it would consult with the Board before making any changes;

(e) the potential benefits to Fund shareholders from being advised by LMCM;

(f) the division of responsibilities between LMCM and LMPFA, as sub-administrator, and the services to be provided by each of them;

(g) the terms and conditions of the New Management Agreement, which contains no material differences from the Current Management Agreement other than the identity of the manager and differences in dates of effectiveness and termination and a decrease in management fees from an annual rate of 0.75% of the first $1 billion of the Fund’s average daily net assets, 0.725% of the next $1 billion of assets, 0.70% of the next $3 billion of assets, 0.675% of the next $5 billion of assets and 0.65% of the fund’s average daily net assets above $10 billion, to an annual rate of 0.70% of the first $2 billion of the Fund’s daily average net assets and 0.65% of the Fund’s average daily net assets over $2 billion;

(h) that the advisory fees paid by the Fund represent reasonable compensation to LMCM in light of the services provided and the fees paid by similar funds and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment; and

(i) that the Fund would bear a portion of the cost of obtaining shareholder approval of the New Management Agreement.

Certain of these considerations are discussed in more detail below.

The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by LMCM under the New Management Agreement, the Board Members considered, among other things, the expected impact, if any, of replacement of LMPFA on the operations, facilities, organization and personnel to be made available to the Fund, and the ability of LMCM to perform its duties under the New Management Agreement, taking into account the delegation of certain duties to LMPFA, as sub-administrator. The Board reviewed and discussed information regarding LMCM’s distinct value investment process and long history of outperforming clients’ benchmarks. In particular, the Board noted favorable performance compared with benchmark indices. The Board Members recognized, however, that past performance is no guarantee of future results.

Based on their review of the materials provided and the assurances they had received from Legg Mason and LMCM, the Board Members determined that replacement of the Fund’s existing manager was not expected to adversely affect the nature and quality of services provided to the Fund.

Costs of Services Provided

The Board Members considered, among other things, that management fees would decrease as a result of the New Management Agreement. The Board Members recognized that the management fees to be paid to LMCM pursuant to terms of the New Management Agreement are similar to those received by LMCM from other investment companies for similar services. The Board Members noted that fees payable under the sub-administration agreement with LMPFA would be paid by LMCM and not by the Fund.

The Board Members noted that they expect to receive cost, expense and profitability information prior to the end of the initial term of the New Management Agreement and, thus, be in a position to evaluate at that time whether any adjustments in Fund fees would be appropriate in connection with a renewal of the agreement.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by LMCM under the New Management Agreement, the Board Members considered whether the replacement of LMPFA by LMCM as Manager to the Fund would have an impact on the fall-out benefits received by the Fund’s Manager. Based on their review of the materials provided, and their discussions with Legg Mason, the Board Members determined that those benefits could include the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In considering the New Management Agreement, the Board Members considered, among other things, that management fees would decrease. The Board Members determined that the total fees for management (including administrative) services for the Fund were reasonable in light of the services provided. It was noted that the Board Members had received, among other things, a report from Lipper comparing the Fund’s fees, expenses and performance with those of a peer group for the Fund selected by Lipper, and information as to the fees charged by each to other registered investment company clients for investment management services. The Board Members concluded that the Fund’s fees for management (including administrative) services are appropriate.

Investment Performance

As noted above, the Board noted LMCM’s considerable investment management experience, past performance and capabilities, but the Board Members were unable to predict what effect, if any, execution of the New Management Agreements would have on the future performance of the Fund.

Information about Legg Mason Capital Management Inc.

LMCM, a wholly-owned subsidiary of Legg Mason, is one of America’s leading equity managers. LMCM manages assets for clients around the globe including corporations, public funds, various government entities, endowments, foundations, and individual investors. Clients invest with LMCM through separately managed accounts, sub-advised funds and Legg Mason-sponsored mutual funds. Headquartered at 100 Light Street, Baltimore, Maryland 21202, LMCM is recognized for its distinct value investment process and long history of outperforming clients’ benchmarks.

Since 1982, with the introduction of Legg Mason Value Trust, LMCM has distinguished itself by applying the principles of value investing. LMCM’s investment team comprises investment professionals who provide portfolio management and equity analysis for $64.0 billion in separate account and pooled assets.

The tables set forth in Appendix W show amounts paid to affiliates of each entity that served as a Manager to the Fund during the Fund’s most recently completed fiscal year for the services noted in Appendix W. There were no other material payments by the Fund to its Manager or any of its affiliates during that period.

The aggregate brokerage commissions paid by the Fund to affiliated brokers during the Fund’s most recently completed fiscal year are set forth in Appendix W. There were no other material payments by the Fund to affiliates during that period.

The name and principal occupation of the Board Members and principal executive officers of LMCM are as set forth in Appendix S. The principal address of each individual as it relates to his or her duties at LMCM is the same as that of LMCM. No officer or Board Member of the Fund currently is a director, officer or employee of LMCM. No officer or director of the Fund, through the ownership of securities or otherwise, has any material direct or indirect interest in LMCM or any other person controlling, controlled by or under common control with LMCM. Since January 1, 2004, none of the Board Members of the Fund has had any interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which LMCM was or is to be a party.

LMCM provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Fund. The table set forth in Appendix T lists other funds advised by LMCM, the net assets of those funds, and the management fees LMCM received from those funds during the fiscal years ended on the dates noted.

Other Service Providers

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, and CGMI, an indirect, wholly-owned subsidiary of Citigroup, serve as distributors for the Fund pursuant to separate written agreements. LMIS is located at 100 Light Street, Baltimore, Maryland 21202. CGMI is located at 388 Greenwich Street, New York, New York 10013.

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as transfer agent for the Fund.

Shareholder Approval

To become effective with respect to the Fund, the New Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The New Management Agreement was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of the Fund also determined to submit the Fund’s New Management Agreement for consideration by the shareholders of the Fund.

Your Board recommends that you vote “FOR” the approval of the New Management Agreement, contingent upon shareholder approval of classification of the Fund as a non-diversified investment company as discussed in Proposal 6(b) of this Joint Proxy Statement.

PROPOSAL 6(b)—TO APPROVE CHANGE OF CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

This Proposal 6(b) is to be voted on by shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (for the purposes of this Proposal 6(b), the “Fund”).

At the Meeting, you will be asked to approve a proposal that will change the Fund’s classification under the 1940 Act from “diversified” to “non-diversified.” This change would become effective only if the Fund’s shareholders also approve the New Management Agreement, described in Proposal 6(a) above.

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer.

A non-diversified fund is not subject to the limitations described above. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund would be subject to greater risk than a diversified fund.

The Board recommends reclassifying the Fund as non-diversified under the 1940 Act in order to facilitate the Fund’s pursuit of its investment objective through the investment strategy that would be employed by LMCM under the proposed New Management Agreement.

If the proposal is approved, the Fund will still be subject to the diversification rules of the Internal Revenue Code. The 1940 Act diversification classification is separate and apart from the diversification requirements that the Fund must comply with in order to qualify for special tax treatment under Subchapter M of the Internal Revenue Code. In order to maintain favorable tax treatment, the Fund may not purchase a security if, as a result, with respect to 50% of its total assets, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. These limits apply only as of the end of each quarter of the Fund’s fiscal year. The Fund is also subject to a fundamental investment restriction that limits the Fund’s ability to concentrate its investments in any one industry. Please see Proposal 4 for more information about the Fund’s current and proposed restrictions on concentration of investments.

Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval. Therefore, shareholders of the Fund are being asked to approve the proposed change in classification. The Fund will continue to be classified as a diversified fund and be managed in a diversified manner in the event that (a) this Proposal is not approved by the shareholders of the Fund, or (b) if the shareholders of the Fund approve this Proposal, but the shareholders do not approve the New Management Agreement, as described in Proposal 6(a) above. If the Fund does become classified as a non-diversified fund, the Fund’s Board could later determine to reclassify the Fund as a diversified fund without shareholder approval.

Shareholder Approval

To change the classification of the Fund from a diversified fund to a non-diversified fund, this Proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The reclassification of the Fund from a diversified fund to a non-diversified fund was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the change of classification of the Fund from a diversified fund to a non-diversified fund, contingent upon shareholder approval of the New Management Agreement as discussed in Proposal 6(a) of this Joint Proxy Statement.

PROPOSAL 7—TO APPROVE A NEW SUB-ADVISORY AGREEMENT

This Proposal 7 is to be voted on by shareholders of the following Funds (for the purposes of this Proposal 7, each, a “Fund”):

Fund	New Sub-Adviser
Legg Mason Partners Social Awareness Fund	Legg Mason Investment Counsel, LLC
Legg Mason Partners Financial Services Fund	Barrett Associates, Inc.
Legg Mason Partners International All Cap Growth Fund	Brandywine Global Investment Management, LLC
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	Brandywine Global Investment Management, LLC
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	Legg Mason Investment Counsel, LLC

At the Meeting, you will also be asked to approve a new sub-advisory agreement (each, a “New Sub-Advisory Agreement”) between LMPFA, your Fund’s Manager, and your Fund’s new sub-adviser (each, a “Sub-Adviser”). A general description of the proposed New Sub-Advisory Agreements is included below. The terms of each New Sub-Advisory Agreement are similar to those of the Current Sub-Advisory Agreement it replaces, except that the dates of effectiveness and termination differ. The form of the New Sub-Advisory Agreement is included in Appendix U.

ClearBridge Advisors, LLC (formerly, CAM North America, LLC) is a party to an investment sub-advisory agreement with respect to each Fund other than Legg Mason Partners Financial Services Fund, as to which Batterymarch Financial Management Inc. is a party to an investment sub-advisory agreement (each, a “Current Sub-Advisory Agreement”). The date of each Fund’s Current Sub-Advisory Agreement and the date on which it was approved by the Board are provided in Appendix V.

Under the Current Sub-Advisory Agreement for each Fund, the sub-adviser provides investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and of LMPFA, the Manager of each Fund.

The Current Sub-Advisory Agreements for the Funds were approved at June and/or July 2006 in-person meetings by the Boards of the Funds. Shareholder approval of the Current Sub-Advisory Agreements was not required under the 1940 Act because there was no change in the actual control or management of any Fund.

Under each New Sub-Advisory Agreement, the New Sub-Adviser will provide investment research, advice, management and supervision, subject to the supervision of the Fund’s Board Members and of the Fund’s Manager. The appointment of each new Sub-Adviser will not result in any material changes in the nature or the level of investment advisory services provided to any Fund.

The Boards have approved the New Sub-Advisory Agreements in order to take advantage of the special expertise of investment advisers within the Legg Mason family of investment advisers. Each Sub-Adviser has a strong track record managing mandates in the style of the Fund it will advise.

General Description of Sub-Advisory Agreement

Set forth below is a general description of the terms of the New Sub-Advisory Agreements and a general comparison with the terms of the Current Sub-Advisory Agreements. A copy of the form of New Sub-Advisory Agreement is attached to this Joint Proxy Statement as Appendix U, and you should refer to Appendix U for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. Each of the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements provides that, subject to the supervision of the Fund’s Board Members and of LMPFA, the Fund’s Manager, the Sub-Adviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to the Sub-Adviser by LMPFA, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Sub-Adviser.

Under each Fund’s New Sub-Advisory Agreement, the Sub-Adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Sub-Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) to the Funds and/or the other accounts over which the Sub-Adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Each Current Sub-Advisory Agreement contains similar provisions.

Each New Sub-Advisory Agreement further provides that the Sub-Adviser will exercise proxy voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of a Fund’s assets in accordance with the Sub-Adviser’s policies and procedures, subject to such direction as a Fund’s Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board. The Current Sub-Advisory Agreements have similar provisions.

Fees. Under both the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Manager pays the sub-adviser a fee out of the investment management fee the Manager receives from the Fund. The sub-advisory fees payable by the Manager to the Sub-Advisers are identical to the sub-advisory fees paid under the Current Sub-Advisory Agreements. Fees paid to the current sub-advisers during each Fund’s most recent fiscal year are included in Appendix W.

Payment of Expenses. Each New Sub-Advisory Agreement requires the Sub-Adviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Sub-Adviser is not responsible for a Fund’s expenses. Each Current Sub-Advisory Agreement also requires that the Manager bear all expenses in connection with the performance of its services under the Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the Sub-Adviser may not deal with itself, or with members of a Fund’s Board or any principal underwriter of the Fund, as principals or agents, in making purchases or sales of securities or other property for the Fund, nor may it purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time. The agreement specifically provides that personnel of the Sub-Adviser, even if serving the Fund as a Board Member, officer, or employee, may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the Sub-Adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Sub-Adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the Sub-Adviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Sub-Adviser’s policies and procedures as presented to the Board from time to time.

The Current Sub-Advisory Agreements address these same potential conflicts in a similar manner.

Both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements permit the Sub-Adviser to delegate to an affiliate or employees of an affiliate certain of its duties under the agreement, as long as the Sub-Adviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Sub-Adviser of any of its obligations under the agreement.

Limitation on Liability. Under each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement, the Sub-Adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the Sub-Adviser is not liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. A Sub-Adviser is not protected, however, from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the Sub-Adviser who may provide services to the Fund as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. The Current Sub-Advisory Agreement of each Fund was in effect for an initial term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein, after an initial two-year term. Thereafter, if not terminated, each New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Sub-Advisory Agreement.

Termination. The New Sub-Advisory Agreement for each Fund provides that the agreement may be terminated at any time without the payment of any penalty by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Sub-Adviser or by the Sub-Adviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Sub-Advisory Agreements contain similar termination provisions.

Board Considerations

At meetings held during June and/or July 2006, the Board of each Fund, including the Independent Board Members, approved the New Sub-Advisory Agreement for the Fund between LMPFA and the Fund’s new Sub-Adviser.

The date of each Board’s meeting is noted in Appendix V.

To assist the Boards in their consideration of the New Sub-Advisory Agreements, the Boards received in advance of their meetings certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

At each Board’s June meeting, representatives of Legg Mason, LMPFA and the applicable Sub-Adviser made presentations to and responded to questions from the Board. The Board noted that there exist, in the Legg Mason family of investment advisers, advisers, including the Sub-Advisers, that have not previously provided services to the Funds and that have investment expertise and strong track records managing products having investment styles similar to those of the Funds. It is anticipated that the appointment of each Sub-Adviser will benefit shareholders of the Funds by offering them the potential for superior performance over the long-term. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent counsel to consider the New Sub-Advisory Agreements.

Among other things, the Board Members of each Fund considered:

(a) that Legg Mason and LMPFA have advised the Boards that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders, including compliance services;

(b) that each Sub-Adviser is an experienced and respected asset management firm; that each Board had been provided information demonstrating that each Sub-Adviser has the capabilities, resources and personnel necessary to provide the advisory services to the applicable Fund; and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(c) the proposed responsibilities of each Sub-Adviser and the services to be provided by it;

(d) the fact that the fees paid to each Sub-Adviser will be paid by LMPFA and not the Funds, and, consequently, advisory fees paid by the Fund will not increase; and that the advisory fees paid by the Manager to the Sub-Adviser represent reasonable compensation to the Sub-Adviser in light of the services provided, and the fees paid by similar funds;

(e) the terms and conditions of the New Sub-Advisory Agreements; and

(f) that each Fund would bear a portion of the costs of obtaining shareholder approval of the New Sub-Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. The Board Members of each applicable Fund, including a majority of the Independent Board Members, concluded that the terms of the applicable New Sub-Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and, in each case, that the New Sub-Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by each Sub-Adviser under its New Sub-Advisory Agreement or Agreements, the Board Members considered, among other things, information and assurances provided by Legg Mason and LMPFA as to the operations, facilities, organization and personnel of the Sub-Adviser, the ability of the Sub-Adviser to perform its duties under its New Sub-Advisory Agreement, and any anticipated changes to the current investment and other practices of the Funds.

Based on their review of the materials provided and the assurances they had received from Legg Mason and LMPFA, the Board Members of each Fund determined that the new sub-advisory relationship and arrangements were not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Fees and Costs of Services Provided

The Boards considered the sub-advisory fee rate under each New Sub-Advisory Agreement, as well as the overall management fee structure of the Funds. In evaluating the costs of the services to be provided by the Sub-Advisers under the New Sub-Advisory Agreements, the Board Members noted that the Funds do not pay the sub-advisory fee.

Fall-Out Benefits

The Board Members also considered the character and amount of other incidental benefits received by each Sub-Adviser, including the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer, and the potential for increased visibility in the marketplace as a result of the Sub-Adviser’s relationship with its Fund.

Investment Performance

The Boards noted each Sub-Adviser’s considerable investment management experience, capabilities and resources, as well as the past performance of one or more other accounts managed by the Sub-Adviser having similar investment objectives and strategy, but were unable to predict what effect, if any, execution of the New Sub-Advisory Agreements would have on the future performance of the Funds.

Information about the Sub-Advisers

Legg Mason Investment Counsel, LLC (“LMIC”), principally located at 100 Light Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Legg Mason, provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 22 years of investment management experience, and each manager holds the Chartered Financial Analyst (CFA) designation. As of June 30, 2006, LMIC oversees more than $5.396 million for socially responsive clients, and portfolio managers are supported by a social research team that conducts proprietary research on social issues.

Brandywine Global Investment Management, LLC (“Brandywine”) is a wholly-owned, independently operated subsidiary of Legg Mason and as of June 30, 2006, manages over $32 billion in assets for approximately 348 clients. Brandywine was incorporated in 1986 and was acquired by Legg Mason in 1998. Brandywine offers an array of equity, fixed income and balanced portfolios that invest in U.S., international and global markets. In May 2006, Brandywine changed its name to Brandywine Global Investment Management, LLC, to better reflect its growing global presence in international markets, particularly in Europe, Asia, the Middle East and South Africa. Brandywine’s offices are located at the 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104.

Barrett Associates, Inc. (“Barrett”), founded in 1937, is located at 90 Park Avenue, 34th Floor, New York, New York 10016. Since February 5, 2001, Barrett has been a subsidiary of Legg Mason. As of June 30, 2006, Barrett manages approximately $1.743 billion of client assets, of which approximately $1.533 billion is invested in equity securities. Barrett has approximately 975 accounts, including families, individuals, foundations and other organizations and entities. Barrett uses a team approach for security selection and decision making.

The tables set forth in Appendix W show amounts paid to affiliates of the Sub-Advisers during the Funds’ most recently completed fiscal year for the services noted. There were no other material payments by the Funds to the Sub-Advisers or any of their affiliates during that period.

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of the Sub-Advisers are set forth in Appendix S. The principal address of each individual as it relates to his or her duties at the applicable Sub-Adviser is the same as that of the Sub-Adviser.

The Sub-Advisers may provide investment advisory services to other funds which may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix T lists other funds advised by the Sub-Advisers, the net assets of those funds, and the management fee the Sub-Advisers received from those funds during the fiscal years ended on the dates noted.

Other Service Providers

LMIS, a wholly-owned broker dealer subsidiary of Legg Mason, and CGMI, an indirect, wholly-owned subsidiary of Citigroup, serve as distributors for each Fund pursuant to separate written agreements. PFS Investments Inc. (“PFSI”), an indirect, wholly-owned subsidiary of Citigroup, serves as an additional distributor for certain Funds pursuant to a separate written agreement. LMIS is located at 100 Light Street, Baltimore, Maryland 21202. CGMI is located at 388 Greenwich Street, New York, New York 10013. PFSI is located at 3100 Breckenridge Boulevard, Building 200, Duluth, Georgia 30199.

PFPC Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as transfer agent for the Funds.

Shareholder Approval

To become effective with respect to a particular Fund, each New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The Board Members, including a majority of the Independent Board Members, of each Fund have selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Funds. KPMG, in accordance with Independence

Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm of certain Funds* for fiscal years prior to 2005. Each affected Fund’s Audit Committee approved the engagement of KPMG as the Fund’s independent registered public accounting firm for the Fund’s most recent fiscal year, as well as for the current fiscal year. A majority of the Fund’s Board Members, including a majority of the Independent Board Members, approved the appointment of KPMG, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PwC on each Fund’s financial statements for each of the last two fiscal years audited by PwC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PwC during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

No representatives of KPMG or PwC will be present at the Meetings.

Appendix X sets forth for each Fund, for each of the applicable Fund’s two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix X is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to each Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the investment adviser and any service providers controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

No Audit Committee may approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firms. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firms, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

*	PwC served as the independent registered public accounting firm of various Funds identified in Appendix A.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a Fund, its Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the Fund, (ii) the Manager and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

For each Fund’s two most recent fiscal years, there were no services rendered by KPMG or PwC to the Funds for which the pre-approval requirement was waived.

Non-audit fees billed for services rendered to the Funds and the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds were $6.4 million and $2.7 million, respectively, in 2004 and 2005 for PwC and $75,000 and $0, respectively, in 2004 and 2005 for KPMG. For the period from May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, PwC billed the Manager or any Covered Service Provider $1.39 million and $0, respectively, for non-audit services. For the period from May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, KPMG did not bill the Manager or any Covered Service Provider for non-audit services.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG or PwC to the Manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by KPMG or PwC to each Fund, its Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

ADDITIONAL INFORMATION

5% Share Ownership

As of September 15, 2006, the persons listed in Appendix Y owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix Y.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Except as described below, the bylaws of each Maryland Corporation generally provide that, in order for a shareholder to present a business proposal or nominate a director at a meeting of shareholders, the shareholder must submit the proposal or nomination to the Corporation at least sixty days before the meeting. The bylaws of Legg Mason Sector Series, Inc., Legg Mason Partners Variable Portfolios I, Inc., Salomon Brothers Series Funds Inc and Western Asset Funds II, Inc. provide that, in the case of a special meeting called for the purpose of electing directors, the notice from the shareholder must be provided to the Corporation not later than ten days after the meeting notice was mailed or meeting was publicly announced. Because the bylaws of Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc do not include advance notice provisions, a shareholder business proposal or director nominee must be submitted to the applicable Corporation a reasonable time before the Corporation begins to print and mail its proxy materials.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Robert I. Frenkel, Secretary, 125 Broad Street, 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 125 Broad Street, 10th Floor, New York, New York 10004. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement and costs in connection with the solicitation of proxies will be shared by Legg Mason and the Funds. It is expected that approximately 75% of such costs and expenses will be borne by Legg Mason, with the remainder being allocated among the Funds on the basis of their respective net assets, except when direct costs can reasonably be attributed to one or more particular Funds. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Funds and Legg Mason have retained Computershare Fund Services (“Computershare”), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $15.0 million for such solicitation services (including reimbursements of out-of-pocket expenses), to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix X.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 125 Broad Street, 10th Floor, New York, New York 10004, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Under each Fund’s bylaws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present or a majority of votes cast, as the case may be, in person or represented by proxy at the meeting, except that adjournment of a meeting of shareholders of Legg Mason Partners California Municipals Fund, Inc. for which a quorum is present requires the affirmative vote of the holders of a majority of votes entitled to be cast at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly providing voting instructions by telephone or over the Internet.

Robert I. Frenkel

Secretary

October 9, 2006

Appendix A

CORPORATIONS, TRUSTS AND SERIES

Trust/Corporation	Form of Organization	Series
Legg Mason Partners Lifestyle Series, Inc.	Maryland Corporation	Legg Mason Partners Lifestyle Balanced Fund
Legg Mason Partners Lifestyle Conservative Fund
Legg Mason Partners Lifestyle Growth Fund
Legg Mason Partners Lifestyle High Growth Fund
Legg Mason Partners Lifestyle Income Fund
Legg Mason Partners Variable Lifestyle Balanced Portfolio
Legg Mason Partners Variable Lifestyle Growth Portfolio
Legg Mason Partners Variable Lifestyle High Growth Portfolio

Legg Mason Partners Variable Portfolios IV	Massachusetts Business Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Smith Barney Institutional Cash Management Fund Inc.	Maryland Corporation	Cash Portfolio Government Portfolio Municipal Portfolio

Legg Mason Partners Investment Funds, Inc.	Maryland Corporation	Legg Mason Partners Investment Grade Bond Fund Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds All Cap and International
Legg Mason Partners Real Return Strategy Fund
Legg Mason Partners Small Cap Growth Fund
Legg Mason Partners Small Cap Value Fund
Legg Mason Partners Hansberger Global Value Fund
Legg Mason Partners Government Securities Fund

Legg Mason Partners Equity Funds	Massachusetts Business Trust	Legg Mason Partners Social Awareness Fund

Trust/Corporation	Form of Organization	Series
Legg Mason Partners Municipal Funds	Massachusetts Business Trust	California Money Market Portfolio Legg Mason Partners Florida Municipals Fund
Legg Mason Partners Georgia Municipals Fund
Legg Mason Partners Intermediate-Term Municipals Fund
Legg Mason Partners National Municipals Fund
Massachusetts Money Market Portfolio
New York Money Market Portfolio
Legg Mason Partners New York Municipals Fund
Legg Mason Partners Pennsylvania Municipals Fund

Smith Barney Municipal Money Market Fund Inc.	Maryland Corporation	Smith Barney Municipal Money Market Fund

Legg Mason Partners Funds, Inc.	Maryland Corporation	Legg Mason Partners Large Cap Value Fund
Legg Mason Partners U.S. Government Securities Fund
Legg Mason Partners Short-Term Investment Grade Bond Fund

Legg Mason Partners Income Funds	Massachusetts Business Trust	Legg Mason Partners Capital and Income Fund Legg Mason Partners Convertible Fund
Legg Mason Partners Dividend and Income Fund
Legg Mason Partners Diversified Strategic Income Fund
Legg Mason Partners Exchange Reserve Fund
Legg Mason Partners High Income Fund
Legg Mason Partners Municipal High Income Fund
Legg Mason Partners Total Return Bond Fund

Legg Mason Partners Small Cap Core Fund, Inc.	Maryland Corporation

Smith Barney Money Funds, Inc.	Maryland Corporation	Smith Barney Money Funds—Cash Portfolio
Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Fundamental Value Fund, Inc.	Maryland Corporation

Legg Mason Partners Variable Portfolios II	Massachusetts Business Trust	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

Trust/Corporation	Form of Organization	Series
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Managed Municipals Fund, Inc.	Maryland Corporation

Legg Mason Partners California Municipals Fund, Inc.	Maryland Corporation

Legg Mason Partners New Jersey Municipals Fund, Inc.	Maryland Corporation

Legg Mason Partners Oregon Municipals Fund	Massachusetts Business Trust

Legg Mason Partners Arizona Municipals Fund, Inc.	Maryland Corporation

Legg Mason Partners Core Plus Bond Fund, Inc.	Maryland Corporation

Legg Mason Partners Sector Series, Inc.	Maryland Corporation	Legg Mason Partners Financial Services Fund
Legg Mason Partners Health Sciences Fund
Legg Mason Partners Technology Fund

Legg Mason Partners Massachusetts Municipals Fund	Massachusetts Business Trust

Legg Mason Partners Investment Trust	Massachusetts Business Trust	Legg Mason Partners Classic Values Fund Legg Mason Partners Intermediate Maturity California Municipals Fund
Legg Mason Partners Intermediate Maturity New York Municipals Fund
Legg Mason Partners Large Cap Growth Fund
Legg Mason Partners S&P 500 Index Fund
Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Appreciation Fund, Inc.	Maryland Corporation

Legg Mason Partners World Funds, Inc.	Maryland Corporation	Legg Mason Partners Inflation Management Fund
Legg Mason Partners International All Cap Growth Fund

Legg Mason Partners Variable Portfolios III, Inc.	Maryland Corporation	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio

Trust/Corporation	Form of Organization	Series
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio
Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Money Market Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio

Legg Mason Partners Adjustable Rate Income Fund	Massachusetts Business Trust

Legg Mason Partners Investment Series	Massachusetts Business Trust	Legg Mason Partners International Fund Legg Mason Partners Dividend Strategy Fund
Legg Mason Partners Growth and Income Fund
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Trust II	Massachusetts Business Trust	Legg Mason Partners Diversified Large Cap Growth Fund* Legg Mason Partners Small Cap Growth Opportunities Fund*
Legg Mason Partners Global Equity Fund*
Legg Mason Partners Capital Preservation Fund
Legg Mason Partners Capital Preservation Fund II
Legg Mason Partners Short Duration Municipal Income Fund

Salomon Funds Trust	Massachusetts Business Trust	Salomon Brothers National Tax Free Bond Fund Salomon Brothers California Tax Free Bond Fund
Salomon Brothers New York Tax Free Bond Fund
Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Portfolios V	Massachusetts Business Trust	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio*

Trust/Corporation	Form of Organization	Series
CitiFunds Premium Trust	Massachusetts Business Trust	Citi Premium Liquid Reserves* Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Massachusetts Business Trust	Citi Institutional Liquid Reserves* Citi Institutional Cash Reserves
Citi Institutional U.S. Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund

CitiFunds Trust I	Massachusetts Business Trust	Legg Mason Partners Emerging Markets Equity Fund

CitiFunds Trust III	Massachusetts Business Trust	Citi Cash Reserves* Citi U.S. Treasury Reserves
Citi Tax Free Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves

Salomon Brothers Capital Fund Inc*	Maryland Corporation

The Salomon Brothers Fund Inc*	Maryland Corporation

Salomon Brothers Investors Value Fund Inc*	Maryland Corporation

Salomon Brothers Series Funds Inc	Maryland Corporation	Salomon Brothers Balanced Fund*†
Salomon Brothers High Yield Bond Fund*†
Salomon Brothers Institutional Money Market Fund*†
Salomon Brothers New York Municipal Money Market Fund*†
Salomon Brothers Short/Intermediate U.S. Government Fund*†
Salomon Brothers Small Cap Growth Fund*†
Salomon Brothers Strategic Bond Fund*†

Legg Mason Partners Variable Portfolios I, Inc.	Maryland Corporation

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio*

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio*

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio*
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio*
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio*
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio*
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio*

Western Asset Funds II, Inc.	Maryland Corporation	Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

*	Funds for which PwC served as the independent registered public accounting firm for fiscal years prior to 2005.

Appendix B

Fund Information

The following table lists, with respect to each Fund, the name of the Fund’s Sub-Adviser and the total number of shares outstanding and the net assets of the Fund on October 2, 2006, the record date for voting at the Meeting. The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date, or whether a shareholder of the Fund is entitled to vote based on the dollar value of shares held by the shareholder on the record date, so called “dollar-weighted” voting. The table also lists the vote, if any, required for Proposals 2 and 3 for each Fund. (Vote requirements for the remaining proposals, which do not vary on a fund-by-fund basis are listed under the heading “Vote Required and Manner of Voting Proxies,” which begins on page 8 of this Joint Proxy Statement.)

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**
Legg Mason Partners Lifestyle Balanced Fund	CBA	27,821,131.72	347,869,868.72	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Lifestyle Conservative Fund	CBA	9,276,684.64	107,554,252.65	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Lifestyle Growth Fund	CBA	43,755,977.74	563,627,632.07	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Lifestyle High Growth Fund	CBA	43,134,920.73	654,527,009.01	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Lifestyle Income Fund	CBA	4,405,578.91	44,908,676.51	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Lifestyle Balanced Portfolio	CBA	18,305,311.76	225,535,992.03	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Lifestyle Growth Portfolio	CBA	11,678,627.04	129,426,667.40	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Lifestyle High Growth Portfolio	CBA	6,012,180.81	81,194,263.52	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	CBA	16,849,862.55	271,751,600.70	30% of shares entitled to vote	1 vote/share	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	CBA	2,291,006.59	34,998,456.34	30% of shares entitled to vote	1 vote/share	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	CBA	5,308,572.96	91,960,213.18	30% of shares entitled to vote	1 vote/share	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	CBA/WAM	14,883,027.97	210,365,087.02	30% of shares entitled to vote	1 vote/share	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	WAM	4,497,992,608.75	4,498,002,982.53	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	WAM	1,186,901,372.77	1,186,899,858.25	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	WAM	2,417,250,580.46	2,417,447,229.27	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Investment Grade Bond Fund(1)	WAM	64,775,965.39	785,510,150.67	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value(1)	CBA/WAM	2,236,083.64	28,319,416.64	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value(1)	CBA	13,442,245.96	127,036,041.95	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value(1)	CBA	35,095,152.21	322,611,551.63	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value(1)	CBA	12,588,954.88	124,244,017.42	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Multiple Discipline Funds All Cap and International(1)	CBA	3,145,464.34	41,349,671.45	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Real Return Strategy Fund(1)	CBA/BMF/WAM	1,564,587.18	22,245,586.05	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Small Cap Growth Fund(1)	CBA	22,197,989.92	222,674,923.55	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Small Cap Value Fund(1)	CBA	28,639,041.78	665,200,852.41	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Hansberger Global Value Fund(1)	HGI	1,312,078.48	19,330,390.01	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Government Securities Fund(1)	WAM	59,795,472.77	577,441,265.98	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Social Awareness Fund	CBA	13,304,471.09	277,832,694.08	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

California Money Market Portfolio	WAM	2,761,929,095.15	2,762,106,115.88	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Legg Mason Partners Florida Municipals Fund	WAM	15,776,683.03	207,256,906.77	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Legg Mason Partners Georgia Municipals Fund	WAM	3,718,877.97	47,524,164.34	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Legg Mason Partners Intermediate-Term Municipals Fund	WAM	107,124,163.53	684,115,825.32	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**
Legg Mason Partners National Municipals Fund	WAM	35,640,890.67	470,998,436.59	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Massachusetts Money Market Portfolio	WAM	218,182,366.78	218,321,565.21	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

New York Money Market Portfolio	WAM	1,952,526,405.30	1,952,628,374.97	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Legg Mason Partners New York Municipals Fund	WAM	49,798,618.43	658,803,305.14	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Legg Mason Partners Pennsylvania Municipals Fund	WAM	5,030,814.25	64,546,187.61	majority of shares entitled to vote	1 vote/share	majority of the voting power of shares present or represented by proxy and entitled to vote at Meeting	N/A

Smith Barney Municipal Money Market Fund Inc	WAM	7,357,211,265.99	7,358,251,885.46	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Large Cap Value Fund(2)	CBA	46,429,885.51	839,723,376.85	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners U.S. Government Securities Fund(2)	WAM	30,130,388.31	391,535,469.92	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Short-Term Investment Grade Bond Fund(2)	WAM	87,045,953.07	359,766,917.24	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Capital and Income Fund	CBA/ WAM	157,360,027.01	2,754,606,669.62	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Convertible Fund	CBA	5,145,704.58	88,400,623.25	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Dividend and Income Fund	CBA/ WAM	41,271,224.50	545,487,190.92	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Diversified Strategic Income Fund	WAM/ WAML	117,290,762.08	793,872,136.06	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Exchange Reserve Fund	WAM	202,346,938.44	202,326,252.88	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**
Legg Mason Partners High Income Fund	WAM/ WAML+	98,855,941.24	668,222,575.71	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust
Legg Mason Partners Municipal High Income Fund	WAM	25,244,031.01	379,638,885.93	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Total Return Bond Fund	WAM	16,517,877.23	192,032,476.20	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Small Cap Core Fund, Inc.	BMF	14,340,326.42	208,887,157.38	1/3 of shares entitled to vote	1 vote/share	majority of shares entitled to vote	N/A

Smith Barney Money Funds—Cash Portfolio(3)	WAM	23,149,855,985.59	23,149,588,071.65	majority of shares entitled to vote	1 vote/share	N/A	N/A

Smith Barney Money Funds—Government Portfolio(3)	WAM	2,637,228,856.73	2,637,109,991.88	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Fundamental Value Fund, Inc.	CBA	287,286,665.49	4,405,559,643.20	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	CBA	33,454,750.23	868,689,325.48	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	CBA/ WAM	7,114,441.44	79,024,818.03	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	WAM/ WAML	8,401,243.02	78,417,968.06	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	CBA	1,974,540.55	10,516,781.55	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	BMF	49,445,569.13	1,620,424,942.48	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	CBA	2,889,837.75	71,063,404.80	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	CBA	40,986,268.07	911,618,604.75	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**
Legg Mason Partners Managed Municipals Fund, Inc.	WAM	155,983,575.04	2,441,627,081.63	majority of shares entitled to vote	1 vote/share	N/A	N/A
Legg Mason Partners California Municipals Fund, Inc.	WAM	47,285,788.50	781,836,810.82	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners New Jersey Municipals Fund, Inc.	WAM	17,618,410.08	222,432,656.14	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Oregon Municipals Fund	WAM	5,835,863.17	62,680,479.97	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Arizona Municipals Fund, Inc.	WAM	3,459,351.42	34,290,982.18	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Core Plus Bond Fund, Inc.	WAM/ WAML	69,793,703.49	855,610,064.29	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Financial Services Fund(4)	BMF	3,477,069.34	59,093,994.76	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Health Sciences Fund(4)	BMF	4,265,119.54	57,115,617.40	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Technology Fund(4)	BMF	13,404,181.28	54,479,314.33	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Massachusetts Municipals Fund	WAM	5,834,470.50	74,973,950.61	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Classic Values Fund	Olstein	11,019,240.45	177,484,937.41	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Intermediate Maturity California Municipals Fund	WAM	8,040,005.81	70,455,438.45	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Intermediate Maturity New York Municipals Fund	WAM	12,577,739.54	110,603,477.61	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Large Cap Growth Fund	CBA	247,924,460.15	5,577,378,586.07	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners S&P 500 Index Fund	BMF	35,376,860.44	481,834,069.28	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Legg Mason Partners Mid Cap Core Fund	CBA	46,093,929.83	988,190,372.87	majority of shares entitled to vote	1 vote/share	N/A	“1940 Act Majority Vote” of the outstanding voting securities of each series of the Trust

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**

Legg Mason Partners Appreciation Fund, Inc.	CBA	384,885,344.66	5,819,907,106.93	majority of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Inflation Management Fund(5)	WAM/ WAML+	2,841,512.77	30,490,292.44	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners International All Cap Growth Fund(5)	CBA	15,052,635.65	208,419,567.30	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Adjustable Rate Income Portfolio	WAM	3,874,098.94	39,684,189.87	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Aggressive Growth Portfolio	CBA	74,738,793.46	1,154,092,525.90	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable High Income Portfolio	WAM	35,464,934.73	268,391,427.58	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable International All Cap Growth Portfolio	CBA	10,245,014.74	166,449,735.24	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Large Cap Growth Portfolio	CBA	22,014,111.46	326,416,075.72	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Large Cap Value Portfolio	CBA	13,752,766.72	285,317,247.57	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Mid Cap Core Portfolio	CBA	7,753,985.12	117,443,753.27	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Money Market Portfolio	WAM	484,030,302.80	484,035,820.03	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Portfolios III, Inc.— Legg Mason Partners Variable Social Awareness Stock Portfolio	CBA	3,331,383.58	85,198,069.58	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Adjustable Rate Income Fund	WAM	50,491,482.12	479,815,586.75	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners International Fund	BMF	5,124,228.16	134,340,107.76	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Dividend Strategy Fund	CBA	149,101,463.28	2,638,866,880.97	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**

Legg Mason Partners Growth and Income Fund	CBA	54,540,480.52	900,353,782.21	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	CBA	3,609,554.03	46,989,228.28	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	CBA	7,419,196.06	76,628,951.64	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Government Portfolio	WAM	11,099,263.87	125,240,379.22	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Dividend Strategy Portfolio	CBA	7,828,238.27	75,783,767.40	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Diversified Large Cap Growth Fund	CBA	10,686,223.95	156,069,659.70	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Small Cap Growth Opportunities Fund	CBA	3,621,626.16	70,906,492.57	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Global Equity Fund	BMF	7,961,299.01	108,315,552.52	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Capital Preservation Fund	CBA/ BMF	23,235,952.85	256,166,439.48	30% of voting power entitled to vote	Dollar-weighted	N/A	N/A

Legg Mason Partners Capital Preservation Fund II	CBA/ BMF	22,742,989.44	257,862,830.17	30% of voting power entitled to vote	Dollar-weighted	N/A	N/A

Legg Mason Partners Short Duration Municipal Income Fund	WAM	13,305,887.64	65,415,407.64	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Salomon Brothers National Tax Free Bond Fund	WAM	2,697,429.95	31,852,310.27	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Salomon Brothers California Tax Free Bond Fund	WAM	702,939.05	7,235,133.05	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Salomon Brothers New York Tax Free Bond Fund	WAM	7,338,725.01	86,495,948.08	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Salomon Brothers Mid Cap Fund	CBA	1,084,260.55	22,340,964.76	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	CBA	5,123,906.59	57,012,383.55	majority of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Citi Premium Liquid Reserves	WAM	516,440,482.91	516,313,917.30	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Premium U.S. Treasury Reserves	WAM	215,614,865.57	215,620,808.32	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Institutional Liquid Reserves	WAM	16,429,707,287.99	16,425,763,117.48	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Institutional Cash Reserves	WAM	4,501,954,502.47	4,501,933,305.83	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Institutional U.S. Treasury Reserves	WAM	1,232,981,430.06	1,233,018,272.26	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Institutional Tax Free Reserves	WAM	1,160,570,463.59	1,160,412,290.44	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Institutional Enhanced Income Fund	WAM	11,564,394.01	23,073,248.77	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Legg Mason Partners Emerging Markets Equity Fund	LMIE	3,125,464.76	50,495,305.65	30% of voting power entitled to vote	Dollar-weighted	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Citi Cash Reserves	WAM	1,383,744,367.54	1,383,363,410.69	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi U.S. Treasury Reserves	WAM	266,521,836.79	266,530,384.98	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Tax Free Reserves	WAM	379,858,781.53	379,777,400.36	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**

Citi California Tax Free Reserves	WAM	256,552,664.29	256,562,075.60	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi Connecticut Tax Free Reserves	WAM	350,071,687.55	350,081,852.11	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Citi New York Tax Free Reserves	WAM	950,975,215.30	950,991,197.17	30% of voting power entitled to vote	Dollar-weighted	N/A	majority of the voting power of shares of the Trust voted, voting together as a single class at Meeting

Salomon Brothers Capital Fund Inc	CBA	51,322,858.69	1,446,726,048.28	majority of shares entitled to vote	1 vote/share	N/A	N/A

The Salomon Brothers Fund Inc	CBA	61,117,321.92	998,515,013.88	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Salomon Brothers Investors Value Fund Inc	CBA	63,239,876.73	1,391,499,722.28	majority of shares entitled to vote	1 vote/share	N/A	N/A

Salomon Brothers Balanced Fund	CBA/ WAM	6,886,803.93	93,854,498.98	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Salomon Brothers High Yield Bond Fund	WAM	138,211,471.29	1,157,219,011.71	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Salomon Brothers Institutional Money Market Fund	WAM	13,428,221.80	13,413,566.07	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Salomon Brothers New York Municipal Money Market Fund	WAM	76,988,067.24	76,988,078.65	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Salomon Brothers Short/Intermediate U.S. Government Fund	WAM	9,468,763.85	94,091,817.11	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Salomon Brothers Small Cap Growth Fund	CBA	37,208,779.36	564,573,826.90	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Salomon Brothers Strategic Bond Fund	WAM/ WAML	14,482,656.21	138,056,651.35	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	CBA	16,437,015.36	310,007,914.72	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	WAM	11,131,070.58	112,129,538.58	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	CBA	18,954,910.49	301,686,616.97	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	CBA	16,370,160.88	1,355,910.15	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Fund	Sub-Adviser*	Total Shares Outstanding	Net Assets ($)	Quorum Requirement†	Manner of Voting	Vote Required to Approve Proposal 2**	Vote Required to Approve Proposal 3††**

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	CBA	5,379,369.71	75,107,084.51	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	WAM/WAML	9,519,253.20	101,495,823.63	1/3 of shares entitled to vote	1 vote/share	“1940 Act Majority Vote” of the outstanding voting securities	N/A

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	CBA/ WAM	6,853,036.52	83,263,997.96	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Western Asset Emerging Markets Debt Portfolio	WAM	2,827,460.26	17,970,046.86	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

Western Asset Global High Yield Bond Portfolio	WAM/WAML	15,678,555.02	112,556,099.75	1/3 of shares entitled to vote	1 vote/share	N/A	N/A

*	For purposes of this Appendix B:
BMF—Batterymarch Financial Management, Inc.
CBA—ClearBridge Advisors, LLC (formerly, CAM North America, LLC)
CCM—Causeway Capital Management LLC
HGI—Hansberger Global Investors, Inc.
LMIC—Legg Mason Investment Counsel, LLC
LMIE—Legg Mason International Equities Limited
Olstein—Olstein & Associates, L.P.
WAM—Western Asset Management Company
WAML—Western Asset Management Company, Ltd.
+	WAML became an additional sub-adviser of this Fund as of October 2, 2006. The Board overseeing the corresponding Successor Fund has not been asked to approve WAML as a sub-adviser of the Successor Fund, but is expected to vote on this matter prior to the closing of the applicable Step 1 Reorganization.
†	The quorum requirement for any Trust or Corporation is the same as that listed for any series of that Trust or Corporation. However, when applying such quorum requirement to a Trust or Corporation, the quorum requirement applies to all shareholders of the Trust or Corporation as a whole.
**	A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.
††	The approval of the shareholders of all relevant Funds that are series of the applicable Trust voting together is required.
(1)	Fund is organized as a series of Legg Mason Partners Investment Funds, Inc. A quorum of the shareholders of Legg Mason Partners Investment Funds, Inc. as a whole is required in order to take any action at the Meeting. In addition, a quorum of the shareholders of the applicable Fund is required in order for action to be taken by the shareholders of the Fund with respect to any proposal (other than Proposal 1) on which the Fund’s shareholders are being asked to vote.
(2)	Fund is organized as a series of Legg Mason Partners Funds, Inc. A quorum of the shareholders of Legg Mason Partners Funds, Inc. as a whole is required in order to take any action at the Meeting. In addition, a quorum of the shareholders of the applicable Fund is required in order for action to be taken by the shareholders of the Fund with respect to any proposal (other than Proposal 1) on which the Fund’s shareholders are being asked to vote.
(3)	Fund is organized as a series of Smith Barney Money Funds, Inc. A quorum of the shareholders of Smith Barney Money Funds, Inc. as a whole is required in order to take any action at the Meeting. In addition, a quorum of the shareholders of the applicable Fund is required in order for action to be taken by the shareholders of the Fund with respect to any proposal (other than Proposal 1) on which the Fund’s shareholders are being asked to vote.
(4)	Fund is organized as a series of Legg Mason Partners Sector Series, Inc. A quorum of the shareholders of Legg Mason Partners Sector Series, Inc. as a whole is required in order to take any action at the Meeting. In addition, a quorum of the shareholders of the applicable Fund is required in order for action to be taken by the shareholders of the Fund with respect to any proposal (other than Proposal 1) on which the Fund’s shareholders are being asked to vote.
(5)	Fund is organized as a series of Legg Mason Partners World Funds, Inc. A quorum of the shareholders of Legg Mason Partners World Funds, Inc., as a whole is required in order to take any action at the Meeting. In addition, a quorum of the shareholders of the applicable Fund is required in order for action to be taken by the shareholders of the Fund with respect to any proposal (other then Proposal 1) on which the Fund’s shareholders are being asked to vote.

Appendix C

Compensation of the Board Members of the Existing Boards

Existing Board 1

Existing Board 1 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners Lifestyle Series, Inc.	Legg Mason Partners Lifestyle Balanced Fund
Legg Mason Partners Lifestyle Conservative Fund
Legg Mason Partners Lifestyle Growth Fund
Legg Mason Partners Lifestyle High Growth Fund
Legg Mason Partners Lifestyle Income Fund
Legg Mason Partners Variable Lifestyle Balanced Portfolio
Legg Mason Partners Variable Lifestyle Growth Portfolio
Legg Mason Partners Variable Lifestyle High Growth Portfolio

Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value

Information regarding compensation paid to the Board Members of Existing Board 1 for the Most Recent Year* is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund currently pays each of the Board Members who is not a director, officer or employee of the adviser of such Fund (for each Fund, its “Manager”) or any of its affiliates its pro rata share (based on net asset value) of an annual fee of $15,000 plus $100 per series of each Fund for each Board meeting attended in person. The Fund pays the Board Members $100 for each telephonic meeting attended. The Chair of the Audit Committee receives an additional $1,000 per year. The Funds reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds supervised by the Existing Board 1 reimbursed Board Member expenses in an aggregate amount of $43,693.

*	The term “Most Recent Year,” when used in this Appendix C, refers to the calendar year ended December 31, 2005, which coincides with the last fiscal year of certain of the Funds, as shown in Appendix X. The disclosure of compensation paid to Board Members by all Funds for the Most Recent Year rather than, in certain instances, a Fund’s most recent fiscal year, is provided for ease of presentation and comprehension. The compensation structure for Board Members of all Funds, generally a yearly fee plus fees per meeting attended, has not been altered since the periods covered, but compensation of Board Members varies from period to period depending on the number of meetings attended. The registrants whose fiscal years do not coincide with the calendar year do not believe that the compensation of any of their Board Members would be materially greater if disclosed for the most recent fiscal years, after taking into account the number of meetings held in each period.

Compensation Table ($)

Fund(1) (2)	Walter E. Auch(3)	John Ellis	Armon E. Kamesar	Stephen E. Kaufman	John J. Murphy
Legg Mason Partners Lifestyle Series, Inc.
Legg Mason Partners Lifestyle Balanced Fund	1,389	2,791	2,970	2,591	2,779
Legg Mason Partners Lifestyle Conservative Fund	527	1,067	1,122	867	1,055
Legg Mason Partners Lifestyle Growth Fund	2,106	4,226	4,507	4,026	4,213
Legg Mason Partners Lifestyle High Growth Fund	2,298	4,609	4,918	4,409	4,596
Legg Mason Partners Lifestyle Income Fund	317	646	671	446	634
Legg Mason Partners Variable Lifestyle Balanced Portfolio	973	1,959	2,077	1,759	1,946
Legg Mason Partners Variable Lifestyle Growth Portfolio	631	1,275	1,337	1,075	1,263
Legg Mason Partners Variable Lifestyle High Growth Portfolio	455	923	974	723	910

Legg Mason Partners Variable Portfolios IV
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	N/A	7,504	7,906	7,304	7,479
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	N/A	1,188	1,236	988	1,163
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	N/A	2,013	2,105	1,813	1,988
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	N/A	5,592	5,885	5,392	5,567

Total Compensation from Fund Complex	31,700	79,900	86,100	150,200	79,600

Number of Funds in Fund Complex Overseen by Board Member	12	12	12	36	12

(1)	Information for the Most Recent Year.
(2)	In addition to the amounts set forth above, Messrs. Auch, Ellis, Kamesar, Kaufman, and Murphy received $2,000, $7,800, $7,700, $19,400, and $14,400, respectively, during the Most Recent Year for service as Board Members in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues, and the consideration of new custody, transfer agency, and accounting arrangements for the Funds. Those amounts were borne by the manager and/or its affiliates and not by any Fund.
(3)	Mr. Auch, previously an emeritus Board Member, became a full voting Board Member on November 15, 2005.

None of the Funds currently provides any pension or retirement benefits to Board Members of Existing Board 1 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, Board Members are required to change to emeritus status upon attaining age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Martin Brody currently serves as an emeritus Board Member under the plan. During the Most Recent Year, Mr. Brody received compensation for service as an emeritus Board Member. Of this $31,750 of total compensation from the Fund complex paid to Mr. Walter E. Auch, he received $31,750 for his service as an emeritus Board Member. Existing Board 1 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt an Emeritus Retirement Plan (the “Emeritus Retirement Plan”) for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Mr. Brody will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 12, 2006, Existing Board 1 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. Current Board Members who have attained age 75 prior to January 1, 2007, Messrs. Auch, John Ellis and Armon E. Kamesar, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members. Mr. Stephen E. Kaufman has opted to retire on the same date.

Each current emeritus and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Board Member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Walter E. Auch	138,531
Martin Brody	38,818
John Ellis	138,531
Armon E. Kamesar	138,531
Stephen E. Kaufman	138,531

Each Fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 1 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 2

Existing Board 2 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Investment Grade Bond Fund
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value
Legg Mason Partners Multiple Discipline Funds All Cap and International

Legg Mason Partners Real Return Strategy Fund

Legg Mason Partners Small Cap Growth Fund

Legg Mason Partners Small Cap Value Fund

Legg Mason Partners Hansberger Global Value Fund

Legg Mason Partners Government Securities Fund

Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio
Government Portfolio
Municipal Portfolio

Information regarding compensation paid to the Board Members of Existing Board 2 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by Existing Board 2 pays a pro rata share of Board Member fees based upon asset size. Each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates receives an aggregate annual fee of $43,000 plus $5,200 for each one-day and $7,800 for each two-day meeting attended, plus $500 for each telephonic meeting attended. The Funds reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds supervised by Existing Board 2 reimbursed Board Member expenses in an aggregate amount of $9,911.

Compensation Table ($)

Fund(1) (2)	Paul R. Ades	Dwight B. Crane	Frank G. Hubbard	Jerome H. Miller	Ken Miller
Smith Barney Institutional Cash Management Fund, Inc.
Cash Portfolio	6,039	6,006	6,039	6,006	6,039
Government Portfolio	2,201	2,168	2,201	2,168	2,201
Municipal Portfolio	4,220	4,186	4,220	4,186	4,220

Legg Mason Partners Aggressive Growth Fund, Inc.	15,281	15,248	15,281	15,248	15,281

Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Investment Grade Bond Fund	8,814	8,552	8,566	8,533	8,566
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	2,033	1,771	1,785	1,752	1,785
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	3,220	2,958	2,972	2,938	2,972
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	4,632	4,370	4,384	4,351	4,384
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	2,832	2,570	2,584	2,551	2,584
Legg Mason Partners Multiple Discipline Funds All Cap and International	1,420	1,187	1,211	1,178	1,211
Legg Mason Partners Real Return Strategy Fund	1,941	1,698	1,712	1,679	1,712
Legg Mason Partners Small Cap Growth Fund	4,039	3,777	3,791	3,758	3,791
Legg Mason Partners Small Cap Value Fund	7,024	6,761	6,775	6,742	6,775
Legg Mason Partners Hansberger Global Value Fund	2,569	2,306	2,321	2,287	2,321
Legg Mason Partners Government Securities Fund	7,133	6,871	6,885	6,852	6,885

Total Compensation from Fund Complex	77,600	233,300	74,700	74,200	74,700

Number of Funds in Fund Complex Overseen by Board Member	15	46	15	15	15

(1)	Information is for the Most Recent Year.
(2)	In addition to the amounts set forth above, Messrs. Ades, Crane, Hubbard, J. Miller, and K. Miller received $22,900, $62,500, $43,200, $21,200, and $21,200, respectively, during the Most Recent Year, for services as directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency, and accounting arrangements for Legg Mason Partners Investment Funds, Inc. These amounts were borne by the manager and/or its affiliates and not by any of the Funds.

None of the Funds currently provides any pension or retirement benefits to Board Members of Existing Board 2 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, Board Members are required to change to emeritus status upon attaining age 80, and are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees paid to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Herbert Barg currently serves as an emeritus Board Member under the Emeritus Plan. During the Most Recent Year, he received $37,350 for his service as an emeritus Board Member. In addition, a former emeritus Board Member, Mr. John White received $12,500 for his service as an emeritus Board Member. Existing Board 2 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Mr. Barg will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 29, 2006, Existing Board 2 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex.

Although Mr. Dwight B. Crane is nominated to serve on Board A, the Emeritus Retirement Plan provides for Mr. Crane to receive, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect, from the Funds that Mr. Crane will no longer oversee as a result of the proposed realignment of the Existing Boards. The aggregate benefit (calculated on a net present value basis) to which Mr. Crane is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Herbert Barg	184,581
Dwight B. Crane	111,626

Each Fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

Mr. Crane has elected to receive lump sum payments under the Emeritus Retirement Plan.

As of May 31, 2006, all Board Members of Existing Board 2 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 3

Existing Board 3 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners Equity Funds	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Municipal Funds	California Money Market Portfolio
Legg Mason Partners Florida Municipals Fund
Legg Mason Partners Georgia Municipals Fund
Legg Mason Partners Intermediate-Term Municipals Fund
Legg Mason Partners National Municipals Fund
Massachusetts Money Market Portfolio
New York Money Market Portfolio
Legg Mason Partners New York Municipals Fund
Legg Mason Partners Pennsylvania Municipals Fund

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Funds, Inc.	Legg Mason Partners Large Cap Value Fund
Legg Mason Partners U.S. Government Securities Fund
Legg Mason Partners Short-Term Investment Grade Bond Fund

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund
Legg Mason Partners Convertible Fund
Legg Mason Partners Dividend and Income Fund
Legg Mason Partners Diversified Strategic Income Fund
Legg Mason Partners Exchange Reserve Fund
Legg Mason Partners High Income Fund
Legg Mason Partners Municipal High Income Fund
Legg Mason Partners Total Return Bond Fund

Smith Barney Money Funds, Inc.	Smith Barney Money Funds—Cash Portfolio
Smith Barney Money Funds—Government Portfolio

Information regarding compensation paid to the Board Members of Existing Board 3 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by Existing Board 3 pays a pro rata share of Board Member fees based upon asset size. The Funds currently pay each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of an annual fee of $60,000 plus $2,500 for each meeting attended in person. In addition, each Board Member receives $100 for each telephonic meeting attended, except that each of Smith Barney Municipal Money Market Fund Inc. and Legg Mason Partners Municipal Funds pays $500 per telephonic meeting attended. Smith Barney Municipal Money Market Fund Inc. also provides an extra $3,000 per year to the head of each committee. The Funds reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds supervised by Existing Board 3 reimbursed Board Member expenses in an aggregate amount of $23,491.

Compensation Table ($)

Fund(1)	Leopold Abraham II	Jane Dasher	Donald R. Foley(2)	Richard E. Hanson, Jr.	Paul Hardin	Roderick C. Rasmussen(2)	John P. Toolan
Legg Mason Partners Equity Funds
Legg Mason Partners Social Awareness Fund	6,700	6,725	2,612	6,800	6,800	4,200	6,825

Legg Mason Partners Municipal Funds
California Money Market Portfolio	3,223	3,503	2,946	3,234	3,234	1,810	3,425
Legg Mason Partners Florida Municipals Fund	248	351	226	259	259	149	274
Legg Mason Partners Georgia Municipals Fund	65	157	59	76	76	47	80
Legg Mason Partners Intermediate-Term Municipals Fund	909	1,052	830	920	920	519	974
Legg Mason Partners National Municipals Fund	493	711	550	604	604	386	633
Massachusetts Money Market Portfolio	226	329	207	237	237	137	251
New York Money Market Portfolio	2,243	2,465	2,051	2,255	2,255	1,262	2,387
Legg Mason Partners New York Municipals Fund	831	970	759	843	843	475	892
Legg Mason Partners Pennsylvania Municipals Fund	86	180	79	97	97	59	102

Smith Barney Municipal Money Market Fund Inc.	8,220	8,707	7,507	8,320	8,320	4,688	8,807

Legg Mason Partners Funds, Inc.
Legg Mason Partners Large Cap Value Fund	972	1,196	888	1,005	1,005	575	1,063
Legg Mason Partners U.S. Government Securities Fund	469	663	428	502	502	295	530
Legg Mason Partners Short-Term Investment Grade Bond Fund	421	613	385	454	454	268	479

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	3,612	3,909	1,393	3,625	3,625	2,325	3,796
Legg Mason Partners Convertible Fund	2,312	2,448	911	2,325	2,325	1,425	2,338

Fund(1)	Leopold Abraham II	Jane Dasher	Donald R. Foley(2)	Richard E. Hanson, Jr.	Paul Hardin	Roderick C. Rasmussen(2)	John P. Toolan
Legg Mason Partners Dividend and Income Fund	2,212	2,381	877	2,225	2,225	1,375	2,268
Legg Mason Partners Diversified Strategic Income Fund	3,712	3,913	1,393	3,725	3,725	2,375	3,801
Legg Mason Partners Exchange Reserve Fund	1,412	1,551	462	1,425	1,425	975	1,438
Legg Mason Partners High Income Fund	3,712	3,912	1,392	3,725	3,725	2,375	3,799
Legg Mason Partners Municipal High Income Fund	3,712	3,962	1,418	3,825	3,825	2,475	3,849
Legg Mason Partners Total Return Bond Fund	2,212	2,352	863	2,225	2,225	1,375	2,240

Legg Mason Partners Small Cap Core Fund, Inc.	401	425	367	501	501	323	525

Smith Barney Money Funds, Inc.
Cash Portfolio	20,593	21,858	18,815	20,643	20,643	11,565	21,858
Government Portfolio	2,835	3,050	2,590	2,885	2,885	1,656	3,050

Total Compensation from Fund Complex	73,000	79,600	50,900	73,900	140,700	43,900	77,200

Number of Funds in Fund Complex Overseen by Board Member	27	27	18	27	34	27	27

(1)	Information is for the Most Recent Year.
(2)	Pursuant to a deferred compensation plan, the Board Members indicated elected to defer the following amounts of their total compensation from the Fund complex: Mr. Foley: $11,250 and Mr. Rasmussen: $30,000.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Existing Board 3 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, the current Board Members may elect to change to emeritus status at age 72, and any Board Member elected or appointed to the Board in the future is required to change to emeritus status upon attainment of age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Alan J. Bloostein currently serves as an emeritus Board Member for all Funds overseen by Existing Board 3 and Mr. Foley currently serves as an emeritus member of the Boards of Legg Mason Partners Equity Funds and Legg Mason Partners Income Funds. For the Most Recent Year, amounts paid to the emeritus Board Members were: Mr. Bloostein: $32,500; Mr. Foley: $11,250. In addition, Mr. Foley accrued during the Most Recent Year deferred compensation of $11,250 for his service as an emeritus Board Member. Existing Board 3 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments of the plan described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Messrs. Bloostein and Foley will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 22, 2006, Existing Board 3 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. Current Board Members who have attained age 75 prior to January 1, 2007, Messrs. Leopold Abraham II, Foley, Paul Hardin, Roderick C. Rasmussen and John P. Toolan, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

Each current emeritus and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Board Member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Leopold Abraham II	288,607
Alan J. Bloostein	235,359
Donald R. Foley	245,580
Paul Hardin	288,607
Roderick C. Rasmussen	288,607
John P. Toolan	288,607

Each Fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 3 and officers as a group owned less than 1% of the outstanding shares of each Fund except that, as of May 31, 2006, Mr. Toolan owned 1.8996% of the Class A Shares of Legg Mason Partners Municipal Funds: Legg Mason Partners Florida Municipals Fund.

Existing Board 4

Existing Board 4 currently oversees the following Fund:

Trust/Corporation
Legg Mason Partners Fundamental Value Fund, Inc.

Information regarding compensation paid to the Board Members of Existing Board 4 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Fund currently pays each of the Board Members of Existing Board 4 who is not a director, officer or employee of the Manager or any of its affiliates an annual fee of $16,000 plus $2,500 for each meeting attended in person and $500 for each telephonic Board meeting attended. The Fund reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, the Fund reimbursed Board Member expenses in an aggregate amount of $41,867.

Compensation Table ($)

Fund(1)	Robert M. Frayn, Jr.(2)	Leon P. Gardner	Howard J. Johnson	David E. Maryatt(2)	Jerry A. Viscione

Legg Mason Partners Fundamental Value Fund, Inc.	27,000	26,500	29,000	26,000	27,000

Total Compensation from Fund Complex	27,000	26,500	29,000	26,000	27,000

Number of Funds in Fund Complex Overseen by Board Member	1	1	1	1	1

(1)	Information is for the Most Recent Year.
(2)	Pursuant to a deferred compensation plan, the following Board Members elected to defer payment of the following amounts of their compensation from the Fund: Mr. Frayn, Jr.: $27,000 and Mr. Maryatt: $26,000.

The Fund does not currently provide any pension or retirement benefits to Board Members of Existing Board 4 or officers.

Until its termination as described below, an emeritus plan is available to Board Members upon attaining age 80. Under the plan, Board Members are required to change to emeritus status and are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Lloyd Andrews currently serves as an emeritus Board Member under the plan. During the Most Recent Year, Mr. Andrews received $13,250 for his service as an emeritus Board Member. Existing Board 4 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Fund, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Mr. Andrews will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 15, 2006, Existing Board 4 voted to establish, as to the Fund, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. The current Board Member who has attained age 75 prior to January 1, 2007, Mr. Leon P. Gardner, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

Mr. Gardner will be entitled to receive under the Emeritus Retirement Plan, in a lump sum payment (calculated on a net present value basis) or in quarterly installments, an aggregate benefit generally equal to the compensation he would have received under the emeritus plan discussed above, had the plan remained in effect. The aggregate benefit (calculated on a net present value basis) to which he is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Lloyd Andrews	44,823
Leon P. Gardner	103,500

The Fund will pay these amounts. Legg Mason or its affiliates will reimburse the Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 4 and officers as a group owned less than 1% of the outstanding shares of the Fund.

Existing Board 5

Existing Board 5 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners Sector Series, Inc.	Legg Mason Partners Financial Services Fund
Legg Mason Partners Health Sciences Fund
Legg Mason Partners Technology Fund

Legg Mason Partners Investment Trust	Legg Mason Partners Classic Values Fund
Legg Mason Partners Intermediate Maturity California Municipals Fund
Legg Mason Partners Intermediate Maturity New York Municipals Fund
Legg Mason Partners Large Cap Growth Fund
Legg Mason Partners S&P 500 Index Fund
Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Appreciation Fund, Inc.

Trust/Corporation	Series
Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Massachusetts Municipals Fund

Information regarding compensation paid to the Board Members of Existing Board 5 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by Existing Board 5 pays a pro rata share of Board Member fees based upon asset size. Each Fund currently pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of an annual fee of $50,000 plus $5,500 for each Board meeting attended in person. Each Trust or Corporation pays Board Members $100 for each telephonic Board meeting attended. Mr. Dwight B. Crane, as lead Board Member, receives an additional annual fee of $10,000. The Funds reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year all Funds supervised by Existing Board 5 reimbursed Board Member expenses in the amount of $36,916.

Compensation Table ($)

Fund(1)	Dwight B. Crane	Burt N. Dorsett(2)	Elliot S. Jaffe	Stephen E. Kaufman	Cornelius C. Rose, Jr.
Legg Mason Partners Variable Portfolios II
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	3,678	2,059	2,769	2,990	3,215
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	96	28	67	74	79
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	481	228	337	370	385
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	129	26	67	80	13
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	6,817	3,864	5,165	5,581	5,994

Fund(1)	Dwight B. Crane	Burt N. Dorsett(2)	Elliot S. Jaffe	Stephen E. Kaufman	Cornelius C. Rose, Jr.
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	279	111	180	203	206
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	3,670	2,060	2,766	2,995	3,207

Legg Mason Partners Managed Municipals Fund, Inc.	10,500	5,951	8,251	8,870	9,510

Legg Mason Partners California Municipals Fund, Inc.	3,578	1,991	2,955	3,165	3,380

Legg Mason Partners New Jersey Municipals Fund, Inc.	1,030	533	1,011	1,066	1,123

Legg Mason Partners Oregon Municipals Fund	340	137	483	498	513

Legg Mason Partners Arizona Municipals Fund, Inc.	488	108	444	454	466

Legg Mason Partners Core Plus Bond Fund, Inc.	2,561	1,293	1,974	2,219	2,403

Legg Mason Partners Massachusetts Municipals Fund	371	155	507	523	540

Legg Mason Partners Sector Series, Inc.
Legg Mason Partners Financial Services Fund	271	136	282	296	311
Legg Mason Partners Health Services Fund	316	161	316	332	350
Legg Mason Partners Technology Fund	343	180	339	355	374

Legg Mason Partners Investment Trust
Legg Mason Partners Classic Values Fund	922	488	718	770	824
Legg Mason Partners Intermediate Maturity California Municipals Fund	437	212	350	371	394
Legg Mason Partners Intermediate Maturity New York Municipals Fund	681	353	537	573	610
Legg Mason Partners Large Cap Growth Fund	21,515	12,197	16,287	17,726	19,075
Legg Mason Partners S&P 500 Index Fund	2,119	1,179	1,633	1,755	1,883
Legg Mason Partners Mid Cap Core Fund	4,651	2,650	3,591	3,845	4,121

Legg Mason Partners Appreciation Fund, Inc.	24,426	13,868	18,863	20,228	21,852

Total Compensation from Fund Complex	233,300	50,000	70,000	150,200	81,000

Number of Funds in Fund Complex Overseen by Board Member	46	24	24	47	24

(1)	Information is for the Most Recent Year.
(2)	Pursuant to a deferred compensation plan, Mr. Dorsett has elected to defer payment of compensation in the amount of $14,600 from the Fund complex for the calendar year ended December 31, 2005.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Existing Board 5 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, each Board Member is required to change to emeritus status upon attainment of age 80. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Messrs. Herbert Barg, Martin Brody and Joseph McCann currently serve as emeritus Board Members under the Emeritus Plan. For the Most Recent Year, amounts paid to emeritus Board Members were: Mr. Barg: $37,150; Mr. Brody: $25,000; Mr. McCann: $37,750. Existing Board 5 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Messrs. Barg, Brody and McCann will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 28, 2006, Existing Board 5 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. Mr. Burt N. Dorsett, a current Board Member who will attain age 75 prior to January 1, 2007, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members. Messrs. Stephen E. Kaufman and Cornelius C. Rose, Jr. have opted to retire on the same date. Mr. Elliot S. Jaffe, a current Board Member who will attain the age of 80 prior to January 1, 2007, will retire as of December 31, 2006.

Each current and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. Additionally, although Mr. Dwight B. Crane is nominated to serve on Board A, the Emeritus Retirement Plan provides for Mr. Crane to receive payment of a similar retirement benefit, in a lump sum (calculated on a net present value basis) or in quarterly installments, from the Funds that Mr. Crane will no longer oversee as a result of the proposed realignment of the Existing Boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Board Member or Mr. Crane is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Herbert Barg	208,305
Martin Brody	153,564
Dwight B. Crane	82,228
Burt N. Dorsett	286,616
Elliot S. Jaffe	286,616
Stephen E. Kaufman	286,616
Joseph McCann	221,176
Cornelius C. Rose, Jr.	286,616

Each Fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 5 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 6

Existing Board 6 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners World Funds, Inc.	Legg Mason Partners Inflation Management Fund
Legg Mason Partners International All Cap Growth Fund

Legg Mason Partners Variable Portfolios III, Inc.	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio

Trust/Corporation	Series
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio

Information regarding compensation paid to the Board Members of Existing Board 6 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by Existing Board 6 pays a pro rata share of Board Member fees based upon asset size. Each Fund currently pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of an annual fee of $40,000 plus $5,000 for each one-day meeting attended in person, plus $100 for each telephonic meeting attended, and reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, all Funds supervised by Existing Board 6 reimbursed Board Member expenses in an aggregate amount of $12,007.

Compensation Table ($)

Fund(1)	Robert A. Frankel	Michael Gellert(2)	Rainer Greeven	Susan M. Heilbron
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	1,258	958	1,008	958
Legg Mason Partners International All Cap Growth Fund	2,792	2,492	2,542	2,492

Legg Mason Partners Variable Portfolios III, Inc.
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	4,030	937	944	937
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	6,854	6,761	6,768	6,761
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	2,518	2,425	2,431	2,425
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	1,796	1,703	1,710	1,703
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	3,111	3,018	3,025	3,018
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	2,725	2,632	2,639	2,632
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	1,535	1,442	1,448	1,442
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	3,704	3,611	3,618	3,611
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	447	425	425	425

Total Compensation from Fund Complex	110,588	33,888	34,188	33,888

Number of Funds in Fund Complex Overseen by Board Member	18	11	11	11

(1)	Information is for the Most Recent Year.
(2)	Citigroup has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Mr. Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance on that line of credit was $2.15 million as of December 31, 2005. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert’s name; the balance on that line of credit as of December 31, 2005 was $0.

None of the Funds currently provides any pension or retirement benefits to the Board Members of Existing Board 6 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, at age 72, the Board Members may elect to change to emeritus status, and any Board Member elected or appointed to the Board after the adoption of the plan is required, at age 80, to change to emeritus status. Emeritus Board Members are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings, but have no voting rights. Mr. Victor Atkins currently serves as an emeritus Board Member under the plan. During the Most Recent Year, he received $16,894 for his service as an emeritus Board Member. Existing Board 6 voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current and retiring Board Members. Notwithstanding the termination of the plan, Mr. Atkins will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 23, 2006, Existing Board 6 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. Current Board Members who have attained age 75 prior to January 1, 2007, Messers. Robert A. Frankel and Michael Gellert, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

Each current emeritus and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Board Member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Victor Atkins	127,970
Robert A. Frankel	238,847
Michael Gellert	238,847

Each Fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 6 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 7

Existing Board 7 currently oversees the following Fund:

Trust/Corporation
Legg Mason Partners Adjustable Rate Income Fund

Information regarding compensation paid to the Board Members of Existing Board 7 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Legg Mason Partners Adjustable Rate Income Fund pays each of the Board Members of Existing Board 7 who is not a director, officer or employee of the Manager or any of its affiliates an annual fee of $6,000 plus $750 for each meeting attended in person, plus $300 for each telephonic meeting and reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, the Fund reimbursed Board Member expenses in an aggregate amount of $11,321.

Compensation Table ($)

Fund(1)	Dwight B. Crane	Paolo M. Cucchi	Robert A. Frankel	Paul Hardin	William R. Hutchinson	George M. Pavia
Legg Mason Partners Adjustable Rate Income Fund	8,350	8,350	9,350	8,650	8,650	7,600

Total Compensation from Fund Complex	233,300	67,700	110,588	66,800	279,300	59,450

Number of Funds in Fund Complex Overseen by Board Member	51	7	18	34	44	7

(1)	Information is for the Most Recent Year.

The Fund does not currently provide any pension or retirement benefits to the Board Members of Existing Board 7 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, Board Members are required to change to emeritus status at the end of the year in which they reach age 80. Emeritus Board Members are entitled to serve for a period of up to ten years and receive one-half of the annual retainer and meeting fees paid to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members may attend meetings, but have no voting rights. Messrs. Martin Brody and Alan J. Bloostein currently serve as emeritus Board Members under the plan. During the Most Recent Year, amounts paid to emeritus Board Members were: Mr. Brody: $14,062 and Mr. Bloostein: $23,112. Existing Board 7 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Fund, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Messrs. Brody and Bloostein will be permitted to continue their emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 20, 2006, Existing Board 7 voted to establish, as to the Fund, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. Current Board Members who have attained age 75 prior to January 1, 2007, Messrs. Robert A. Frankel, Paul Hardin, George M. Pavia and William R. Hutchinson, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members. Messrs. Paolo M. Cucchi and Hutchinson are expected to continue to serve as Board Members of certain closed-end funds in the Fund complex.

Each retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. Additionally, although Mr. Dwight B. Crane is nominated to serve on Board A, the Emeritus Retirement Plan provides for Mr. Crane to receive payment of a similar retirement benefit, in a lump sum (calculated on a net present value basis) or in quarterly installments, from the Funds that Mr. Crane will no longer oversee as a result of the proposed realignment of the Existing Boards. The aggregate benefit (calculated on a net present value basis) to which each emeritus and retiring Board Member or Mr. Crane is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Alan Bloostein	204,519
Martin Brody	95,977
Robert A. Frankel	250,789
Paul Hardin	250,789
William R. Hutchinson	35,827
George Pavia	250,789

Each Fund overseen by a retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 7 and officers as a group owned less than 1% of the outstanding shares of the Fund.

Existing Board 8

Existing Board 8 currently oversees the following Funds:

Trust/Corporation	Series
Legg Mason Partners Investment Series	Legg Mason Partners International Fund
Legg Mason Partners Dividend Strategy Fund
Legg Mason Partners Growth and Income Fund
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Trust II	Legg Mason Partners Diversified Large Cap Growth Fund
Legg Mason Partners Small Cap Growth Opportunities Fund
Legg Mason Partners Global Equity Fund
Legg Mason Partners Capital Preservation Fund
Legg Mason Partners Capital Preservation Fund II
Legg Mason Partners Short Duration Municipal Income Fund

Salomon Funds Trust	Salomon Brothers National Tax Free Bond Fund
Salomon Brothers California Tax Free Bond Fund
Salomon Brothers New York Tax Free Bond Fund
Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Portfolios V	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

CitiFunds Premium Trust	Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional U.S. Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund

CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund

CitiFunds Trust III	Citi Cash Reserves
Citi US Treasury Reserves
Citi Tax Free Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves

Information regarding compensation paid to the Board Members of Existing Board 8 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund supervised by Existing Board 8 pays a pro rata share of Board Member fees based upon asset size. Each Fund currently pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board meeting attended, $6,000 for each special telephonic Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Board Member participates. The lead independent Board Member will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The Funds will reimburse Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, Board Member expenses were reimbursed by all Funds supervised by Existing Board 8 in an aggregate amount of $53,761.

Compensation Table ($)

Fund(1) (2)	Elliott J. Berv	Donald M. Carlton	A. Benton Cocanougher	Mark T. Finn	Stephen Randolph Gross	Diana R. Harrington	Susan B. Kerley	Alan G. Merten	R. Richardson Pettit
Legg Mason Partners Investment Series
Legg Mason Partners International Fund	844	929	933	867	855	844	844	917	918
Legg Mason Partners Dividend Strategy Fund	3,502	3,868	3,597	3,731	3,723	3,502	3,502	3,580	3,581
Legg Mason Partners Growth and Income Fund	1,756	1,937	1,847	1,849	1,839	1,756	1,756	1,830	1,831
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	785	863	874	803	791	785	785	858	859
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	803	883	892	822	810	803	803	875	876
Legg Mason Partners Variable Government Portfolio	857	943	946	880	869	857	857	930	931
Legg Mason Partners Variable Dividend Strategy Portfolio	806	886	895	826	814	806	806	879	880

Legg Mason Partners Trust II
Legg Mason Partners Diversified Large Cap Growth Fund	902	993	1,054	929	918	902	902	975	976
Legg Mason Partners Small Cap Growth Opportunities Fund	783	861	934	800	789	783	783	855	856
Legg Mason Partners Global Equity Fund	799	879	951	818	806	799	799	872	873
Legg Mason Partners Capital Preservation Fund	1,141	1,258	1,293	1,188	1,176	1,141	1,141	1,215	1,216
Legg Mason Partners Capital Preservation Fund II	1,146	1,264	1,298	1,193	1,182	1,146	1,146	1,220	1,221
Legg Mason Partners Short Duration Municipal Income Fund	868	956	1,020	893	881	868	868	941	942

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	770	N/A	N/A	773	731	770	770	N/A	N/A
Salomon Brothers California Tax Free Bond Fund	740	N/A	N/A	741	720	740	740	N/A	N/A
Salomon Brothers New York Tax Free Bond Fund	827	N/A	N/A	835	753	827	827	N/A	N/A
Salomon Brothers Mid Cap Fund	752	827	841	754	756	752	752	825	826

Legg Mason Partners Variable Portfolios V
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	787	N/A	62	799	740	787	787	N/A	N/A

CitiFunds Premium Trust
Citi Premium Liquid Reserves	1,394	1,539	1,546	1,447	1,450	1,394	1,394	1,468	1,469
Citi Premium U.S. Treasury Reserves	1,093	1,206	1,245	1,123	1,125	1,093	1,093	1,166	1,167

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	25,807	28,614	26,012	27,814	27,853	25,807	25,807	25,933	25,934
Citi Institutional Cash Reserves	5,315	5,879	5,726	5,675	5,684	5,315	5,315	5,397	5,398
Citi Institutional U.S. Treasury Reserves	1,663	1,843	1,817	1,742	1,745	1,663	1,663	1,738	1,739
Citi Institutional Tax Free Reserves	2,339	2,576	2,493	2,466	2,463	2,339	2,339	2,415	2,416
Citi Institutional Enhanced Income Fund	761	857	1,598	764	764	761	761	848	833

CitiFunds Trust I
Legg Mason Partners Emerging Markets Equity Fund	732	820	1,881	733	733	732	732	819	804

CitiFunds Trust III
Citi Cash Reserves	2,334	2,576	2,426	2,458	2,463	2,334	2,334	2,409	2,410
Citi US Treasury Reserves	979	1,077	1,068	998	1,000	979	979	1,052	1,053
Citi Tax Free Reserves	1,143	1,259	1,233	1,175	1,178	1,143	1,143	1,217	1,218
Citi California Tax Free Reserves	976	1,075	1,066	995	998	976	976	1,049	1,050
Citi Connecticut Tax Free Reserves	1,001	1,102	1,090	1,022	1,024	1,001	1,001	1,074	1,075
Citi New York Tax Free Reserves	1,735	1,913	1,826	1,813	1,816	1,735	1,735	1,809	1,810

Total Compensation from Fund Complex	123,000	132,500	127,000	130,700	130,500	123,000	123,000	122,500	122,500

Number of Funds in Fund Complex Overseen by Board Member(3)	37	32	32	37	37	37	37	32	32

(1)	Information is for the Most Recent Year.

(2)	In addition to the amounts set forth above, Mses. Harrington and Kerley and Messrs. Berv, Carlton, Cocanougher, Finn, Gross, Merten, and Pettit received $50,000, $50,500, $38,500, $50,000, $39,000, $50,000, $85,500, $50,500, and $49,500, respectively, during the Most Recent Year, for service as Board Members in attending additional meetings relating to certain regulatory matters and the consideration of new custody, transfer agency, and accounting arrangements for the Funds. Those amounts were borne by the manager and/or its affiliates and not by any Fund.
(3)	Two of the funds in the Fund complex were not operational during the calendar year ended December 31, 2005.

On June 19, 2006, Existing Board 8 voted to establish a mandatory retirement age of 75 for current Board Members and 72 for other Board Members and to allow Board Members to elect to retire as of the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members (the “Effective Date”).

On July 10, 2006, Existing Board 8 voted to amend its two retirement plans – a retirement plan applicable to all Funds covered by Existing Board 8 (the “General Retirement Plan”) and a retirement plan adopted by the Board of Legg Mason Partners Investment Series relating to Messrs. Donald M. Carlton, A. Benton Cocanougher, Stephen Randolph Gross, Alan G. Merten and R. Richardson Pettit (the “Legg Mason Partners Investment Series Retirement Plan”). The amendments provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Board Members who have not elected to retire as of the Effective Date. The benefits are as follows: Mr. Elliott J. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Mark T. Finn: $306,079; Mr. Gross: $318,788; Ms. Diana R. Harrington: $348,670; Ms. Susan B. Kerley: $217,984; Mr. Merten: $405,257; Mr. Pettit: $424,976. Each Fund overseen by Existing Board 8 will pay a pro rata share (based upon asset size) of such benefits. Legg Mason or its affiliates will reimburse each such Fund in an amount equal to 50% of such benefits paid by it. In the event that a remaining Board Member dies prior to the Effective Date, the Board Member’s beneficiary will be entitled to full retirement benefits as would be payable to a retired Board Member under the applicable plan described below rather than the benefit amount set forth above.

Under the amended retirement plans, former Board Members that had retired prior to the date of the amendment and Board Members who are electing to retire as of the Effective Date are entitled to the retirement benefits under the applicable plan as follows.

Under the General Retirement Plan, retired or retiring Board Members are generally eligible to receive a maximum retirement benefit equal to five times the amount of retainer and regular meeting fees payable to a Board Member during the entirety of the calendar year of the applicable Board Member’s retirement (or in the case of a Board Member retiring as of the Effective Date, the amount of retainer and regular meeting fees as in effect as of June 30, 2006). Amounts under the plan are paid in twenty equal quarterly installments, or if the applicable retired or retiring Board Member has made a timely election, in a lump sum (discounted to present value).

During the Most Recent Year, retired Board Members received the following retirement benefits under the General Retirement Plan: Messrs. Riley C. Gilley and E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; Mr. William S. Woods received an aggregate of $60,000 in four quarterly installment payments.

Under the Legg Mason Partners Investment Series Retirement Plan, maximum retirement benefits (calculated on a net present value basis) payable to retired or retiring Board Members are as follows: Mr. Carlton: $517,678; Mr. Cocanougher: $558,402; Mr. Gross: $517,678; Mr. Merten: $517,678; Mr. Pettit: $556,053. In order to receive benefits under the General Retirement Plan described above, a retired or retiring Board Member is required to waive all rights under the Legg Mason Partners Investment Series Retirement Plan. Mr. Carlton has elected to retire as of the Effective Date. In connection therewith, under the Legg Mason Partners Investment Series Retirement Plan, Mr. Carlton will be entitled to receive an aggregate retirement benefit of $517,678 (calculated on a net present value basis). Each Fund of the Legg Mason Partners Investment Series will pay a pro rata share (based upon asset size) of such aggregate retirement benefit. Legg Mason or its affiliates will reimburse each such Fund an amount equal to 50% of the retirement benefits paid by the Fund to Mr. Carlton.

As of May 31, 2006, all Board Members of Existing Board 8 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 9

Existing Board 9 currently oversees the following Funds:

Trust/Corporation	Series
Salomon Brothers Series Funds Inc	Salomon Brothers Balanced Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Institutional Money Market Fund
Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers Short/Intermediate U.S. Government Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

Western Asset Funds II, Inc.	Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

Information regarding compensation paid to the Board Members of Existing Board 9 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each Fund in Salomon Brothers Series Funds Inc pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share based on asset size of: an annual fee of $10,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board meeting in which that Board Member participates. Each Fund in Legg Mason Partners Variable Portfolios I, Inc. pays each Board Member who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share based on asset size of: an annual fee of $7,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board meeting in which that Board Member participates. Each Fund in Western Asset Funds II, Inc. pays each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share based on asset size of: an annual fee of $2,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic Board meeting in which that Board Member participates. The Chair of the audit committee for each Trust or Corporation receives an additional $5,000 per year.

Each Fund supervised by Existing Board 9 reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, Board Member expenses were reimbursed by all Funds supervised by Existing Board 9 in an aggregate amount of $13,061.

Compensation Table ($)

Fund(1) (2)	Carol L. Colman	Daniel P. Cronin	Leslie H. Gelb	William R. Hutchinson	Dr. Riordan Roett	Jeswald W. Salacuse
Salomon Brothers Series Funds Inc
Salomon Brothers Balanced Fund	1,334	1,040	940	1,015	940	965
Salomon Brothers High Yield Bond Fund	6,284	5,990	5,890	5,965	5,890	5,915
Salomon Brothers Institutional Money Market Fund	988	694	594	669	594	619
Salomon Brothers New York Municipal Money Market Fund	1,144	850	750	853	750	775
Salomon Brothers Short/Intermediate U.S. Government Fund	1,365	1,071	971	1,046	971	996
Salomon Brothers Small Cap Growth Fund	2,915	2,622	2,522	2,597	2,522	2,547
Salomon Brothers Strategic Bond Fund	1,680	1,386	1,286	1,361	1,286	1,311

Legg Mason Partners Variable Portfolios I, Inc.
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable All Cap Portfolio	2,083	1,678	1,571	1,678	1,571	1,607
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable Global High Yield Bond Portfolio	2,083	1,678	1,572	1,678	1,571	1,607
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable Investors Portfolio	2,083	1,678	1,571	1,678	1,571	1,607
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable Large Cap Portfolio	2,083	1,678	1,571	1,678	1,571	1,607
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable Small Cap Portfolio	2,083	1,678	1,571	1,678	1,571	1,607
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable Strategic Portfolio	2,083	1,678	1,571	1,678	1,571	1,607
Legg Mason Partners Variable Portfolios I, Inc.— Legg Mason Partners Variable Total Return Portfolio	2,683	1,678	1,571	1,678	1,571	1,607

Western Asset Funds II, Inc.
Western Asset Emerging Markets Debt Portfolio	4,124	3,053	2,678	3,053	2,678	2,803
Western Asset Global High Yield Bond Portfolio	4,767	3,696	3,321	3,696	3,321	3,446

Total Compensation from Fund Complex	233,500	176,500	169,500	279,300	166,000	169,250

Number of Funds in Fund Complex Overseen by Board Member	37	34	34	44	34	34

(1)	Information is for the Most Recent Year.
(2)	In addition to the amounts set forth above for the Most Recent Fiscal Year, Ms. Colman and Messrs. Cronin, Gelb, Hutchinson, Roett and Salacuse received $171,750, $95,500, $46,000, $163,450, $82,000, and $86,500, respectively, for service as Board Members in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues, and the consideration of new custody, transfer agency, and accounting arrangements. Those amounts were borne by the manager and/or its affiliates and not by any Fund.

None of the Funds currently provides any pension or retirement benefits to Board Members of Existing Board 9 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, Board Members may elect emeritus status at age 70, and are required to change to emeritus status at age 75. Board Member emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Board Member. Emeritus Board Members are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings but have no voting rights. No individuals currently serve as emeritus Board Members and during the Most Recent Year, no compensation was paid under the plan. Existing Board 9 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing to retiring Board Members the payments described below.

On June 26, 2006, Existing Board 9 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. None of the Board Members is standing for re-election as a Board Member of Existing Board 9, though each Board Member is expected to continue to serve as a Board Member of certain closed-end funds in the Fund complex. Two of the Board Members, Ms. Carol L. Colman and Mr. William R. Hutchinson, are eligible to receive payments as “retiring Board Members” under the Emeritus Retirement Plan.

Each retiring Board Member will be entitled to receive under the Emeritus Retirement Plan, in a lump sum payment or in quarterly installments, an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. The aggregate benefit (calculated on a net present value basis) to which each retiring Board Member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Carol L. Colman	62,495
William R. Hutchinson	62,495

Each Fund overseen by a retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 9 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Existing Board 10

Existing Board 10 currently oversees the following Funds:

Trust/Corporation
Salomon Brothers Capital Fund Inc

The Salomon Brothers Fund Inc

Salomon Brothers Investors Value Fund Inc

Information regarding compensation paid to the Board Members of Existing Board 10 for the Most Recent Year is set forth below. The Board Members who are not “interested persons,” as defined in the 1940 Act, receive a fee for each meeting of the Board and each committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. R. Jay Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Funds, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each of Salomon Brothers Capital Fund Inc and Salomon Brothers Investors Value Fund Inc pays to each of the Board Members who is not a director, officer or employee of the Manager or any of its affiliates its pro rata share based on asset size of: an annual fee of $5,000 plus $750 for attendance at each in-person Board meeting and $500 for each telephonic meeting in which that Board Member participates. The Salomon Brothers Fund Inc pays each Board Member who is not a director, officer or employee of the Manager or any of its affiliates an annual retainer fee of $5,000, a quarterly retainer fee of $1,250, an in-person meeting fee of $750, and a telephonic meeting fee of $500 per meeting. Each Fund reimburses Board Members for travel and out-of-pocket expenses incurred in connection with Board meetings. During the Most Recent Year, the Funds supervised by Existing Board 10 reimbursed Board Member expenses in an aggregate amount of $25,795.

Compensation Table ($)

Fund(1) (2)	Andrew L. Breech	Carol L. Colman	William R. Dill	William R. Hutchinson	Louis P. Mattis(3)	Thomas F. Schlafly
Salomon Brothers Capital Fund Inc	9,000	9,806	9,000	9,500	5,500	9,500

The Salomon Brothers Fund Inc	11,000	12,250	11,500	12,000	6,500	12,000

Salomon Brothers Investors Value Fund Inc	9,250	9,750	9,250	9,750	15,750	9,750

Total Compensation from Fund Complex	29,250	233,500	29,750	279,300	17,750	31,250

Number of Funds in Fund Complex Overseen by Board Member	3	37	3	44	0	3

(1)	Information is for the Most Recent Year.
(2)	In addition to the amounts set forth above for the Most Recent Fiscal Year, Ms. Colman and Messrs. Breech, Dill, Hutchinson, and Schlafly received $171,750, $13,500, $15,250, $163,450, and $17,250, respectively, during the Most Recent Year, for service as Board Members in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues, and the consideration of new custody, transfer agency, and accounting arrangements for the Funds. Those amounts were borne by the manager and/or its affiliates and not by any Fund.
(3)	Mr. Mattis resigned from the Board on August 31, 2005. Prior to resigning, Mr. Mattis oversaw three Funds in the Fund complex.

The Funds do not currently provide any pension or retirement benefits to Board Members of Existing Board 10 or officers.

Until its termination as described below, an emeritus plan is available to Board Members. Under the plan, Board Members are permitted to elect emeritus status at age 70 and, at age 75, are required to change to emeritus status. Emeritus status is limited in duration to the lesser of five years or the number of years of service as an active Board Member. Emeritus Board Members are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Board Members, together with reasonable out-of-pocket expenses for each meeting attended. Emeritus Board Members are permitted to attend meetings but have no voting rights. Mr. Clifford M. Kirtland currently serves as an emeritus Board Member under the plan. During the Most Recent Year, Mr. Kirtland received $15,625 for his service as an emeritus Board Member. Existing Board 10 has voted to terminate the emeritus plan effective January 1, 2007, and, as to the Funds listed above, to adopt the Emeritus Retirement Plan for the purpose of providing the payments described below to current emeritus and retiring Board Members. Notwithstanding the termination of the plan, Mr. Kirtland will be permitted to continue his emeritus service in accordance with the emeritus plan until the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members.

On June 27, 2006, Existing Board 10 voted to establish, as to the Funds listed above, a mandatory retirement age of 75 for current Board Members and 72 for future Board Members who do not currently oversee another Fund within the Fund complex. The current Board Member who has attained age 75 prior to January 1, 2007, Mr. William R. Dill, will retire on the date on which Board Members elected in accordance with this Joint Proxy Statement accept their elections and commence service as Board Members. Two of the Board Members, Ms. Carol L. Colman and Mr. William R. Hutchinson, are expected to continue to serve as Board Members of certain closed-end funds in the Fund complex, but are eligible to receive payments as “retiring Board Members” under the Emeritus Retirement Plan.

Each current emeritus and retiring Board Member will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Board Member would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Board Member elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Board Member is entitled under the Emeritus Retirement Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
Carol L. Colman	53,567
William R. Dill	53,567
William R. Hutchinson	53,567
Clifford M. Kirtland	25,727

Each Fund overseen by an emeritus or retiring Board Member will pay a pro rata share (based upon asset size) of the aggregate benefit to such emeritus or retiring Board Member. Legg Mason or its affiliates will reimburse each Fund an amount equal to 50% of the emeritus and retiring Board Member benefits paid by the Fund.

As of May 31, 2006, all Board Members of Existing Board 10 and officers as a group owned less than 1% of the outstanding shares of each Fund.

Appendix D

Equity Securities Owned by Nominees

The following table shows the amount of equity securities owned by the Nominees in the Funds that they oversee or are nominated to oversee as of May 31, 2006. Please note that the following table does not include the amount of equity securities owned by the Nominees in the Funds that they do not oversee or are not nominated to oversee.

Name of Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Interested Nominee:

R. Jay Gerken

Legg Mason Partners Lifestyle Series, Inc.
Legg Mason Partners High Growth Fund ($10,001 - $50,000)

Legg Mason Partners Aggressive Growth Fund, Inc. ($50,001 - $100,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Small Cap Value Fund ($10,001 - $50,000)

Legg Mason Partners Hansberger Global Value Fund ($50,001 - $100,000)

Legg Mason Partners Government Securities Fund ($50,001 - $100,000)

Smith Barney Municipal Money Market Fund Inc. ($10,001 - $50,000)

Legg Mason Partners Small Cap Core Fund, Inc. ($10,001 - $50,000)

Smith Barney Money Funds, Inc. ($10,001 - $50,000)

Legg Mason Partners Fundamental Value Fund, Inc. ($10,001 - $50,000)

Legg Mason Partners Appreciation Fund, Inc. ($10,001 - $50,000)

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund (Over $100,000)

Legg Mason Partners Investment Series

Legg Mason Partners International Fund ($1 - $10,000)

Legg Mason Partners Growth and Income Fund (Over $100,000)

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund ($1 - $10,000)

Legg Mason Partners Capital Preservation Fund II ($1 - $10,000)

CitiFunds Institutional Trust

Citi Institutional Liquid Reserves ($1 - $10,000)

Salomon Brothers Capital Fund Inc ($10,001 - $50,000)

The Salomon Brothers Fund Inc ($10,001 - $50,000)

Salomon Brothers Series Funds Inc

Salomon Brothers High Yield Bond Fund ($50,001 - $100,000)

Over $100,000

Independent Nominees:

Board A:

Paul R. Ades

Legg Mason Partners Aggressive Growth Fund, Inc. ($50,001 - $100,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Investment Grade Bond Fund ($10,001 - $50,000)

Legg Mason Partners Small Cap Value Fund ($10,001 - $50,000)

Legg Mason Partners Hansberger Global Value Fund ($1 - $10,000)

Over $100,000

Name of Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex
Andrew L. Breech	Salomon Brothers Capital Fund Inc ($10,001 - $50,000) The Salomon Brothers Fund Inc (Over $100,000) Salomon Brothers Investors Value Fund Inc (Over $100,000)	Over $100,000

Dwight B. Crane

Legg Mason Partners Aggressive Growth Fund, Inc. ($10,001 - $50,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Small Cap Value Fund ($50,001 - $100,000)

Legg Mason Partners Appreciation Fund, Inc. ($50,001 - $100,000)

Over $100,000

Robert M. Frayn, Jr.	Legg Mason Partners Fundamental Value Fund, Inc. (Over $100,000)	Over $100,000

Frank Hubbard

Legg Mason Partners Aggressive Growth Fund, Inc. ($10,001 - $50,000)

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value ($1 - $10,000)

Legg Mason Partners Small Cap Growth Fund ($1 - $10,000)

$10,001 - $50,000

Howard J. Johnson		None

David E. Maryatt	Legg Mason Partners Aggressive Growth Fund, Inc. (Over $100,000) Legg Mason Partners Fundamental Value Fund, Inc. (Over $100,000)	Over $100,000

Jerome H. Miller	Legg Mason Partners Aggressive Growth Fund, Inc. (Over $100,000) Legg Mason Partners Fundamental Value Fund, Inc. ($10,001 - $50,000)	Over $100,000

Ken Miller	Legg Mason Partners Aggressive Growth Fund, Inc. ($10,001 - $50,000)	$10,001 - $50,000

John J. Murphy		None

Thomas F. Schlafly	Salomon Brothers Capital Fund Inc (Over $100,000) The Salomon Brothers Fund Inc ($50,001 - $100,000) Salomon Brothers Investors Value Fund Inc (Over $100,000)	Over $100,000

Jerry A. Viscione	Legg Mason Partners Fundamental Value Fund, Inc. ($10,001 - $50,000)	$10,001 - $50,000

Board B:

Elliott J. Berv		None

A. Benton Cocanougher	Legg Mason Partners Investment Series Legg Mason Partners Dividend Strategy Fund ($1 - $10,000) Legg Mason Partners Growth and Income Fund ($1 - $10,000)	$10,001 - $50,000

Jane F. Dasher

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund ($1 - $10,000)

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund ($1 - $10,000)

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund ($1 - $10,000)

Legg Mason Partners Short-Term Investment Grade Bond Fund ($1 - $10,000)

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund ($10,001 - $50,000)

Legg Mason Partners Convertible Fund ($10,001 - $50,000)

Legg Mason Partners Dividend and Income Fund ($1 - $10,000)

Over $100,000

Name of Nominee	Fund Name/(Dollar Range of Equity Securities in Fund)	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or To Be Overseen by the Nominee in Fund Complex

Legg Mason Partners Diversified Strategic Income Fund ($1 - $10,000)

Legg Mason Partners High Income Fund ($1 - $10,000)

Legg Mason Partners Municipal High Income Fund ($1 - $10,000)

Legg Mason Partners Total Return Bond Fund ($1 - $10,000)

Legg Mason Partners Small Cap Core Fund, Inc. ($10,001 - $50,000)

Smith Barney Money Funds, Inc.

Smith Barney Money Funds, Inc.—Cash Portfolio (Over $100,000)

Mark T. Finn	Legg Mason Partners Trust II Legg Mason Partners Small Cap Growth Opportunities Fund ($1 - $10,000)	$1 - $10,000

Rainer Greeven		None

Stephen Randolph Gross		None

Richard E. Hanson, Jr.	Legg Mason Partners Funds, Inc. Legg Mason Partners Large Cap Value Fund ($1 - $10,000)	$1 - $10,000
Legg Mason Partners Small Cap Core Fund, Inc. ($1-$10,000)

Diana R. Harrington	CitiFunds Premium Trust Citi Premium U.S. Treasury Reserves ($10,001 - $50,000)	$10,001 - $50,000

Susan M. Heilbron		None

Susan B. Kerley	CitiFunds Trust III Citi Connecticut Tax Free Reserves ($1 - $10,000)	$1 - $10,000

Alan G. Merten	Legg Mason Partners Investment Series Legg Mason Partners Dividend Strategy Fund ($1 - $10,000)	$1 - $10,000

R. Richardson Pettit	Salomon Funds Trust Salomon Brothers National Tax Free Bond Fund ($1 - $10,000)	$1 - $10,000

None of the independent Nominees or their family members had any interest in any Manager, Legg Mason Investor Services, LLC (“LMIS”), Citigroup Global Markets Inc. (“CGMI”), PFS Investments Inc. (“PFSI”) or any person directly or indirectly controlling, controlled by, or under common control with any Manager, LMIS, CGMI or PFSI as of May 31, 2006.

Appendix E

Meetings of the Existing Boards

During the Most Recent Year, the Existing Boards on which the Nominees served met the following number of times:

Existing Board	Nominees Who Served on Board	Number of Board Meetings

1	John J. Murphy, R. Jay Gerken	19

2	Paul R. Ades, Dwight B. Crane, Frank G. Hubbard, Jerome H. Miller, Ken Miller, R. Jay Gerken	16

3	Jane F. Dasher, Richard E. Hanson, Jr., R. Jay Gerken	14

4	Robert M. Frayn, Jr., Howard J. Johnson, David E. Maryatt, Jerry A. Viscione, R. Jay Gerken	15

5	Dwight B. Crane, R. Jay Gerken	18

6	Rainer Greeven, Susan M. Heilbron, R. Jay Gerken	14

7	Dwight B. Crane, R. Jay Gerken	15

8	Elliott J. Berv, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten, R. Richardson Pettit, R. Jay Gerken	16

9	R. Jay Gerken	20

10	Andrew L. Breech, Thomas F. Schlafly, R. Jay Gerken	20

Each Nominee attended more than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Nominee served.

E-1

Appendix F

Standing Committees of the Existing Boards

The business and affairs of each Trust or Corporation are managed by or under the direction of its Board.

Audit Committee. Each Existing Board has a standing Audit Committee comprising all Board Members (except, in the case of Existing Board 3, comprising Messrs. Abraham and Toolan and Ms. Dasher) who are not “interested persons,” within the meaning of the 1940 Act, of the Trust or Corporation and who are “independent,” as defined in the New York Stock Exchange listing standards. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Trust or Corporation, the qualifications and independence of the Trust’s or Corporation’s independent registered public accounting firm, and the Trust’s or Corporation’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Trust’s or Corporation’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Trust’s or Corporation’s independent registered public accounting firms. The Audit Committee also approves all audit and permissible non-audit services provided by the Trust’s or Corporation’s independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Trust’s or Corporation’s operations and financial reporting of the Trust or Corporation. During the Most Recent Year, each Audit Committee met the following number of times:

Existing Board	Number of Meetings
1	3
2	4
3	4
4	2
5	4
6	2
7	4
8	4
9	6
10	4*

*	During the Most Recent Year, the Audit Committee of The Salomon Brothers Fund Inc met five times.

Governance or Nominating Committee. Each Existing Board has a standing Governance or Nominating Committee. All Board Members who are not “interested persons,” within the meaning of the 1940 Act, are members of the Governance or Nominating Committee, except, in the case of Existing Board 3, Messrs. Abraham, Foley and Hanson are members of the Nominating Committee.

Each Governance or Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. Each Governance or Nominating Committee met the following number of times in the Most Recent Year:

Existing Board	Number of Meetings
1	1
2	2
3	0
4	0
5	0
6	0
7	2
8	4
9	1*
10	4†

*	During the Most Recent Year, the Nominating Committee of Salomon Brothers Series Funds Inc met four times.
†	During the Most Recent Year, the Nominating Committee of The Salomon Brothers Fund Inc met one time.

Each Governance or Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s or Corporation’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. A copy of the Governance or Nominating Committee Charter for each Trust or Corporation is included in Appendix G.

Each Governance or Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. None of the Governance or Nominating Committees has specific, minimum qualifications for nominees, and none has established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Board Member, the Governance or Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Board Member, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust or Corporation, as applicable.

Several Boards have additional standing committees, as follows:

Existing Board 1

Legg Mason Partners Variable Portfolios IV has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met twelve times.

Existing Board 3

Existing Board 3 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met twelve times.

Existing Board 3 has an Investment Committee composed of Messrs. Hardin, Rasmussen and Toolan which is responsible for reviewing the investment performance of the Funds. The Investment Committee meets quarterly with senior representatives of the Manager concerning performance and investment matters, including proposed changes in benchmarks and investment strategies. During the Most Recent Year, the Investment Committee met four times.

Existing Board 4

Existing Board 4 has a Compensation Committee co-chaired by Messrs. Frayn and Johnson which is charged with establishing the appropriate compensation for the Board. The Compensation Committee did not meet during the Most Recent Year.

Existing Board 4 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met three times.

Existing Board 5

Existing Board 5 has a Compensation Committee co-chaired by Mr. Crane which is charged with establishing the appropriate compensation for the Board. During the Most Recent Year, the Compensation Committee did not meet.

Existing Board 5 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met eleven times.

Existing Board 6

Existing Board 6 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the most recent year, the Pricing Committee met twelve times.

Existing Board 7

Existing Board 7 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met one time.

Existing Board 8

Existing Board 8 has a Performance and Review Committee composed of all Board Members who are not “interested persons” within the meaning of the 1940 Act. The Performance and Review Committee is responsible for, among other things, reviewing performance and benchmarks and overseeing the implementation and renewal of each Fund’s management contract, applicable distribution plans and distribution agreement. During the Most Recent Year, the Performance and Review Committee met five times.

Existing Board 8 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met eleven times.

Existing Board 9

Existing Board 9 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met twelve times.

Existing Board 10

Existing Board 10 has a Pricing Committee composed of the Chairman of the Board and one independent director which is charged with determining the fair value prices for securities when required. During the Most Recent Year, the Pricing Committee met eight times.

Appendix G

Governance and Nominating Committee Charters

Nominating Committee Charter

(Existing Boards 1, 2, 4, 5, 6, 7, 9 and 10)

Organization

The Nominating Committee of each registered investment company listed in Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange (the “NYSE”), who are “independent” as defined in the NYSE listing standards (“Independent Trustees”). The Board of Trustees of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Trustees of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Trustees

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Corporate Governance and Nominating Committee Charter

(Existing Board 3)

Purpose of Committee

The purpose of the Corporate Governance and Nominating Committees (the “Committees”) of the Boards of Directors (the “Boards”) of the Smith Barney Investment Companies listed on Annex A (the “Funds”) is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Boards for nomination as members of the Boards and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors. Each Board of each Fund shall establish a Committee. The Committees shall report to the Boards on their activities when appropriate.

Committee Membership

The Committees shall consist solely of two or more members of each Board, (a) none of whom is an “interested person” of the Funds or their investment adviser as defined in the Investment Company Act of 1940 (the “1940 Act”) or has a direct or indirect financial interest in the operation of any Fund’s plan under Rule 12b-1 under the Act or in any agreements related to a plan (any such person, an “Independent Director”), and (b) each of whom the Boards have determined has no material relationship with the Funds and is otherwise “independent” under the rules of the New York Stock Exchange, Inc.

The initial members of the Committees shall be appointed by the Boards, including a majority of the Independent Directors. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Boards. Members shall serve at the pleasure of the Boards and for such term or terms as the Boards may determine.

Committee Structure and Operations

Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committees:

1.	To monitor developments in corporate governance of registered investment companies with a view to advising the Boards on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

2.	To make recommendations to the Boards from time to time as to changes that the Committees believe to be desirable to the size of the Boards or any committee thereof.

3.

To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Boards the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each

Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors. It may consider nominees recommended by Fund stockholders but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

4.	To develop and recommend to the Boards standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

5.	To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Boards appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6.	Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

7.	Prepare and issue the evaluation required under “Performance Evaluation” below.

8.	Review on a periodic basis director fees and compensation.

9.	Any other duties or responsibilities expressly delegated to the Committees by the Boards from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

The Committees shall produce and provide to the Boards an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Boards any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Committees or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Boards or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

Governance Committee Charter

(Existing Board 8)

Primary Responsibilities

The primary responsibilities of the Governance Committee are to consider governance related issues. Specific committee responsibilities include the following:

•	Evaluate and enhance the performance of the Board.

•	Establish, monitor, and revise as needed the committee structure necessary to fulfill the duties of the Board.

•	Ensure that the Board conducts itself ethically and in accordance with all applicable laws, rules, and regulations.

•	Develop and maintain policies on Trustee compensation, retirement and conduct.

•	Serve as a nominating committee to recommend candidates to fill vacancies on the Board.

•	Serve as a forum for the discussions with counsel of issues of interest or concern to the independent Trustees.

In order to fulfill these responsibilities, the Governance Committee will do the following:

•	Monitor and evaluate the structure, size, procedures and performance of the Board and the Committees, and make recommendations to the board regarding the same. This shall be accomplished, at least in part, by the Governance Committee coordinating a Board self-assessment, which will cover such matters as the Committee deems appropriate, as well as the matters required by the fund governance standards of the Investment Company Act of 1940. Such a self-assessment shall be conducted at least annually.

•	Monitor and evaluate Board meeting materials and the conduct of Board meetings, and make recommendations to the Board regarding the same.

•	Present annually for Board approval recommended Board meeting dates, times and locations.

•	Monitor industry and legal developments (particularly those applicable to Trustees) and ongoing Trustee compliance with applicable law. Report and make recommendations to the Board regarding the same.

•	Review and make recommendations regarding Trustee compensation.

•	Establish and evaluate guidelines for the conduct of Trustees and Trustee retirement.

•	When vacancies on the Board occur, develop lists of desired characteristics of candidates and serve as a nominating committee for independent Trustees.

•	Ensure that appropriate orientation and training opportunities are available to the independent Trustees on an ongoing basis.

•	Coordinate with the Chairman of the Board and management to ensure that the independent Trustees have adequate opportunity in conjunction with Board meetings to meet with each other and counsel to discuss issues of interest or concern to the independent Trustees.

•	Report to the Board on a regular basis.

The Committee may also address other issues as they are identified and delegated to the Committee.

The Committee will review this Charter periodically and recommend any changes to the Board.

Concerning the Committee

•	The Governance Committee shall continue in existence until dissolved by the Board.

•	The Governance Committee shall be composed solely of the independent Trustees of each Trust.

•	The Governance Committee shall meet at least twice per year, generally in conjunction with scheduled Board meetings. Additional meetings may be called by the Chair of the Committee as needed.

•	The Lead Trustee shall serve as the Chair of the Committee.

Appendix H

Officers of the Funds

The officers of each Fund, their ages and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is Legg Mason, 399 Park Avenue, New York, New York 10022.

Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

Each officer is an “interested person” of the Trust or Corporation of which the Fund is a part, as defined in the 1940 Act, by virtue of that individual’s position with Legg Mason or its affiliates described in the table below.

Officers Common to All Funds

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ted P. Becker Born 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC (“Legg Mason & Co.”) (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

R. Jay Gerken, CFA Born 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005).

Thomas C. Mandia Born 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional Officers of Funds Supervised by Existing Board 1

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Valerie Bannon(1) Born 1973	Vice President and Investment Officer	Since 2004	Portfolio Manager and Director of ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC. Previously, Ms. Bannon was Portfolio Manager of CAM.

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 2003	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.

Steven Bleiberg(2) Born 1959	Vice President and Investment Officer	Since 2002	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Bleiberg was Portfolio Manager of CAM; Managing Director and Chairman of the Global Equity Strategy Group of Credit Suisse Asset Management (1991 to 2003).

Robert J. Brault(3) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. Previously, Mr. Brault was Director of Internal Control for CAM U.S. Mutual Fund Administration (2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (2000 to 2002).

Robert Feitler, Jr.(1) Born 1959	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Feitler was Portfolio Manager of CAM.

Richard A. Freeman(1) Born 1953	Vice President and Investment Officer	Since 2003	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Freeman was Portfolio Manager of CAM.

John G. Goode(1) Born 1944	Vice President and Investment Officer	Since 2003	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs Investment Management (“Davis Skaggs”), a division of ClearBridge. Previously, Mr. Goode was Portfolio Manager of CAM.

Peter J. Hable(1) Born 1958	Vice President and Investment Officer	Since 2003	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.

Mark J. McAllister, CFA(1) Born 1962	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. McAllister was Portfolio Manager of CAM.

Kirstin Mobyed(1) Born 1969	Vice President and Investment Officer	Since 2003	Portfolio Manager of ClearBridge. Previously, Ms. Mobyed was Portfolio Manager of CAM.

Roger Paradiso(1) Born 1966	Vice President and Investment Officer	Since 2003	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Paradiso was Portfolio Manager of CAM.

Andrew Purdy(4) Born 1969	Vice President and Investment Officer	Since 2001	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Purdy was Portfolio Manager of CAM.

Jeffrey J. Russell, CFA(1) Born 1957	Vice President and Investment Officer	Since 2003	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Russell was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Legg Mason Partners Variable Portfolios IV: Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value.

(2)	Officer of Legg Mason Partners Lifestyle Series, Inc.: Legg Mason Partners Variable Lifestyle Balanced Portfolio, Legg Mason Partners Variable Lifestyle Growth Portfolio, Legg Mason Partners Variable Lifestyle High Growth Portfolio.
(3)	Officer of all Funds supervised by Existing Board 1.
(4)	Officer of Legg Mason Partners Lifestyle Series, Inc.: Legg Mason Partners Lifestyle Balanced Fund, Legg Mason Partners Lifestyle Conservative Fund, Legg Mason Partners Lifestyle Growth Fund, Legg Mason Partners Lifestyle High Growth Fund, Legg Mason Partners Lifestyle Income Fund.

Additional Officers of Funds Supervised by Existing Board 2

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Valerie Bannon(1) Born 1973	Vice President and Investment Officer	Since 2004	Portfolio Manager and Director of ClearBridge. Previously, Ms. Bannon was Portfolio Manager of CAM.

Evan S. Bauman(2) Born 1975	Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Bauman was Portfolio Manager of CAM.

Guy Bennett(3) Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch Financial Management, Inc. (“Batterymarch”) (since 2001).

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 1999	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.

Steven Bleiberg(3) Born 1959	Vice President and Investment Officer	Since 2004	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Bleiberg was Portfolio Manager of CAM; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (1991 to 2003).

Robert Feitler, Jr. (1) Born 1959	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Feitler was Portfolio Manager of CAM.

Christopher W. Floyd, CFA(3) Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and previously, Quantitative Analyst (2000 to 2003) of Batterymarch.

Richard A. Freeman(1) Born 1953	Vice President and Investment Officer	Since 1983	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Freeman was Portfolio Manager of CAM.

John G. Goode(1)(4) Born 1944	Vice President and Investment Officer	Since 1995	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs. Previously, Mr. Goode was Portfolio Manager of CAM.

Peter J. Hable(1)(4) Born 1958	Vice President and Investment Officer	Since 1999	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.

Thomas Linkas, CFA(3) Born 1947	Vice President and Investment Officer	Since 2006	Chief Investment Officer of Batterymarch (since 1999).

Charles F. Lovejoy, CFA(3) Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 1992).

Mark J. McAllister, CFA(1) Born 1962	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. McAllister was Portfolio Manager of CAM.

Kirstin Mobyed(1) Born 1969	Vice President and Investment Officer	Since 2004	Portfolio Manager of ClearBridge. Previously, Ms. Mobyed was Portfolio Manager of CAM.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak(5) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004).

Roger Paradiso(1) Born 1966	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Paradiso was Portfolio Manager of CAM.

Jeffrey J. Russell, CFA(1) Born 1957	Vice President and Investment Officer	Since 2000	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Russell was Portfolio Manager of CAM.

John Vietz, CFA(3) Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2005). Previously, Mr. Vietz was Equity Research Analyst at Manning & Napier and Barra Rogers Casey.

Timothy Woods, CFA(6) Born 1960	Vice President and Investment Officer	Since 1999	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Woods was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap and International.
(2)	Officer of Legg Mason Partners Aggressive Growth Fund, Inc.
(3)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Real Return Strategy Fund.
(4)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Small Cap Value Fund.
(5)	Officer of all Funds supervised by Existing Board 2.
(6)	Officer of Legg Mason Partners Investment Funds, Inc.: Legg Mason Partners Small Cap Growth Fund.

Additional Officers of Funds Supervised by Existing Board 3

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Robert J. Brault(1) Born 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. Previously, Mr. Brault was Director of Internal Control for CAM U.S. Mutual Fund Administration (2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (2000 to 2002).

Harry D. Cohen(2) Born 1940	Vice President and Investment Officer	Since 2003	Portfolio Manager, Managing Director and Chief Investment Officer of ClearBridge. Previously, Mr. Cohen was Portfolio Manager of CAM.

Robert Feitler, Jr.(3) Born 1959	Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Feitler was Portfolio Manager of CAM.

Scott Glasser(4) Born 1966	Vice President and Investment Officer	Since 2003	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Glasser was Portfolio Manager of CAM.

Charles P. Graves III(5) Born 1962	Vice President and Investment Officer	Since 2001	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Graves was Portfolio Manager of CAM.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Eugene J. Kirkwood(5) Born 1964	Vice President and Investment Officer	Since 2004	Portfolio Manager and Director of ClearBridge. Previously, Mr. Kirkwood was Portfolio Manager of CAM.

Yu-Nien Charles Ko, CFA(6) Born 1971	Vice President and Investment Officer	Since 2006	Senior Portfolio Manager and Co-Director of U.S. Investment Team (since 2006) of Batterymarch. Previously, Mr. Ko was Portfolio Manager (2003 to 2005) and Quantitative Analyst (2000 to 2003) of Batterymarch.

Mark J. McAllister, CFA(3)(7) Born 1962	Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. McAllister was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of all Funds supervised by Existing Board 3.
(2)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Total Return Bond Fund.
(3)	Officer of Legg Mason Partners Funds, Inc.: Legg Mason Partners Large Cap Value Fund, Legg Mason Partners U.S. Government Securities Fund, Legg Mason Partners Short-Term Investment Grade Bond Fund.
(4)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Dividend and Income Fund.
(5)	Officer of Legg Mason Partners Equity Funds: Legg Mason Partners Social Awareness Fund.
(6)	Officer of Legg Mason Partners Small Cap Core Fund, Inc.
(7)	Officer of Legg Mason Partners Income Funds: Legg Mason Partners Capital and Income Fund.

Additional Officers of Fund Supervised by Existing Board 4

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John G. Goode Born 1944	Vice President and Investment Officer	Since 1990	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs. Previously, Mr. Goode was Portfolio Manager of CAM.

Peter J. Hable Born 1958	Vice President and Investment Officer	Since 1990	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional Officers of Funds Supervised by Existing Board 5

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brian M. Angerame(1) Born 1972	Vice President and Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.

Alan J. Blake(2) Born 1949	Vice President and Investment Officer	Since 1999	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.

Harry D. Cohen(3)(4) Born 1940	Vice President and Investment Officer	Since 1980	Portfolio Manager, Managing Director and Chief Investment Officer of ClearBridge. Previously, Mr. Cohen was Portfolio Manager of CAM.
Derek J. Deutsch(1) Born 1969	Vice President and Investment Officer	Since 2005	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Deutsch was Portfolio Manager (since 2005) and an Analyst of CAM.

Richard A. Freeman(3) Born 1953	Vice President and Investment Officer	Since 2000	Portfolio manager and Managing Director of ClearBridge. Previously, Mr. Freeman was Portfolio Manager of CAM.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Robert Gendelman(3) Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of ClearBridge. Previously, Mr. Gendelman was employed by Cobble Creek Partners, L.P., a registered investment adviser (since 2003) and prior to that time was Portfolio Manager at Neuberger and Berman for more than five years.

Scott Glasser(3)(4) Born 1966	Vice President and Investment Officer	Since 1996	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Glasser was Portfolio Manager of CAM.

John G. Goode(3) Born 1944	Vice President and Investment Officer	Since 1993	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs. Previously, Mr. Goode was Portfolio Manager of CAM.

Michael Kagan(3) Born 1960	Vice President and Investment Officer	Since 2000	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Kagan was Portfolio Manager of CAM.

Yu-Nien Charles Ko, CFA(3)(5) Born 1971	Vice President and Investment Officer	Since 2006	Senior Portfolio Manager and Co-Director of U.S. Investment Team (since 2006) of Batterymarch. Previously, Mr. Ko was Portfolio Manager (2003 to 2005) and Quantitative Analyst (2000 to 2003) of Batterymarch.

Thomas Linkas, CFA(6) Born 1947	Vice President and Investment Officer	Since 2006	Chief Investment Officer of Batterymarch (since 1999).

Charles F. Lovejoy, CFA(6) Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 1992).

Robert A. Olstein(7) Born 1941	Vice President and Investment Officer	Since 2003	Chairman and President of The Olstein Financial Alert Fund (since 1995); Chairman, Chief Executive Officer, and Chief Investment Officer of Olstein & Associates, L.P. (since 2000); President of Olstein Inc (since 1994).

Kaprel Ozsolak(8) Born 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004).

Sean Reidy(7) Born 1969	Vice President and Investment Officer	Since 2005	Co-Portfolio Manager of The Olstein Financial Alert Fund (since 2002); Senior Vice President of Olstein & Associates, L.P. (since 2004); Vice President and Director of Research of Olstein & Associates, L.P. (since 1999).

Michael D. Soares(3)(5) Born 1969	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and Quantitative Analyst (1998 to 2003) of Batterymarch.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Legg Mason Partners Investment Trust: Legg Mason Partners Mid Cap Core Fund.
(2)	Officer of Legg Mason Partners Investment Trust: Legg Mason Partners Large Cap Growth Fund.
(3)	Officer of Legg Mason Partners Variable Portfolios II: Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio, Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio, Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio, Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio, Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio, Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio.
(4)	Officer of Legg Mason Partners Appreciation Fund, Inc.

(5)	Officer of Legg Mason Partners Investment Trust: Legg Mason Partners S&P 500 Index Fund.
(6)	Officer of Legg Mason Partners Sector Series, Inc.: Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund, Legg Mason Partners Technology Fund.
(7)	Officer of Legg Mason Partners Investment Trust: Legg Mason Partners Classic Values Fund.
(8)	Officer of all Funds supervised by Existing Board 5.

Additional Officers of Funds Supervised by Existing Board 6

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brian M. Angerame(1) Born 1972	Vice President and Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.

Alan J. Blake(1) Born 1949	Vice President and Investment Officer	Since 1998	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.

Derek J. Deutsch(1) Born 1969	Vice President and Investment Officer	Since 2005	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Deutsch was Portfolio Manager (since 2005) and an Analyst of CAM.

Robert Feitler, Jr.(1) Born 1959	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Feitler was Portfolio Manager of CAM.

Richard A. Freeman(1) Born 1953	Vice President and Investment Officer	Since 1999	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Freeman was Portfolio Manager of CAM.

Mark J. McAllister, CFA(1) Born 1962	Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. McAllister was Portfolio Manager of CAM.

Jeffrey J. Russell, CFA(2) Born 1957	Vice President and Investment Officer	Since 1994	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Russell was Portfolio Manager of CAM.

William Theriault(1) Born 1966	Vice President and Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Theriault was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown
(1)	Officer of Legg Mason Partners Variable Portfolios III, Inc.: Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio, Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio.
(2)	Officer of all Funds supervised by Existing Board 6.

Additional Officer of Fund Supervised by Existing Board 7

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Born 1965	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its Predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004).

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional Officers of Funds Supervised by Existing Board 8

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brian M. Angerame(1) Born 1972	Vice President and Investment Officer	Since 2005	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.

Guy Bennett(1)(2) Born 1958	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2001).

Alan J. Blake(2) Born 1949	Vice President and Investment Officer	Since 2001	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.

Harry D. Cohen(2) Born 1940	Vice President and Investment Officer	Since 2003	Portfolio Manager, Managing Director and Chief Investment Officer of ClearBridge. Previously, Mr. Cohen was Portfolio Manager of CAM.

Derek J. Deutsch(1) Born 1969	Vice President and Investment Officer	Since 2005	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Deutsch was Portfolio Manager (since 2005) and an Analyst of CAM.

Christopher W. Floyd, CFA(1)(2) Born 1970	Vice President and Investment Officer	Since 2006	Portfolio Manager (since 2003) and previously, Quantitative Analyst (2000 to 2003) of Batterymarch.

Vincent Gao, CFA(2) Born 1974	Vice President and Investment Officer	Since 2006	Portfolio Manager and Director of ClearBridge. Previously, Mr. Gao was Portfolio Manager of CAM.

Scott Glasser(1)(2) Born 1966	Vice President and Investment Officer	Since 1996	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Glasser was Portfolio Manager of CAM.

John G. Goode(2) Born 1944	Vice President and Investment Officer	Since 1995	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs. Previously, Mr. Goode was Portfolio Manager of CAM.

Frances M. Guggino(3) Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.

Peter J. Hable(1)(2) Born 1958	Vice President and Investment Officer	Since 1990	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.

Michael Kagan(1) Born 1960	Vice President and Investment Officer	Since 2000	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Kagan was Portfolio Manager of CAM.

Charles F. Lovejoy, CFA(1)(2) Born 1954	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 1992).

John Vietz, CFA(1)(2) Born 1971	Vice President and Investment Officer	Since 2006	Portfolio Manager of Batterymarch (since 2005). Previously, Mr. Vietz was Equity Research Analyst at Manning & Napier and Barra Rogers Casey.

Timothy Woods, CFA(1) Born 1960	Vice President and Investment Officer	Since 2001	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Woods was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

(1)	Officer of Legg Mason Partners Investment Series: Legg Mason Partners International Fund, Legg Mason Partners Dividend Strategy Fund, Legg Mason Partners Growth and Income Fund, Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio, Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio, Legg Mason Partners Variable Government Portfolio, Legg Mason Partners Variable Dividend Strategy Portfolio.
(2)	Officer of Legg Mason Partners Trust II: Legg Mason Partners Diversified Large Cap Growth Fund, Legg Mason Partners Small Cap Growth Opportunities Fund, Legg Mason Partners Global Equity Fund, Legg Mason Partners Capital Preservation Fund, Legg Mason Partners Capital Preservation Fund II, Legg Mason Partners Short Duration Municipal Income Fund.
(3)	Officer for all Funds supervised by Existing Board 8.

Additional Officers of Funds Supervised by Existing Board 9

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Alan J. Blake(1) Born 1949	Executive Vice President	Since 2002	Portfolio Manager and Vice President of ClearBridge. Previously, Mr. Blake was Portfolio Manager of CAM.

Robert Feitler, Jr.(1)(2) Born 1959	Executive Vice President	Since 2004	Portfolio Manager and Managing Director of ClearBridge Previously, Mr. Feitler was Portfolio Manager of CAM.

Vincent Gao, CFA(1)(2) Born 1974	Executive Vice President	Since 2004	Portfolio Manager and Director of ClearBridge. Previously, Mr. Gao was Portfolio Manager of CAM.

John G. Goode(1)(2) Born 1944	Executive Vice President	Since 2002	Portfolio Manager and Managing Director of ClearBridge; Chairman and Chief Investment Officer of Davis Skaggs. Previously, Mr. Goode was Portfolio Manager of CAM.

Frances M. Guggino(3) Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.

Peter J. Hable(1)(2) Born 1958	Executive Vice President	Since 2002	Portfolio Manager and Managing Director of ClearBridge; President of Davis Skaggs. Previously, Mr. Hable was Portfolio Manager of CAM.

Mark J. McAllister, CFA(1)(2) Born 1962	Executive Vice President	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. McAllister was Portfolio Manager of CAM.

George J. Williamson(3) Born 1933	Executive Vice President	Since 1998	Portfolio Manager and Director of ClearBridge. Previously, Mr. Williamson was Portfolio Manager of CAM.

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Legg Mason Partners Variable Portfolios I, Inc.: Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio, Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio, Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio, Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Small Cap Growth Portfolio, Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio, Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio.
(2)	Officer of Salomon Brothers Series Funds Inc: Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Strategic Bond Fund.
(3)	Officer of all Funds supervised by Existing Board 9.

Additional Officers of Funds Supervised by Existing Board 10

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Brian M. Angerame(1) Born 1972	Vice President and Investment Officer	Since 2000	Portfolio Manager and Director of ClearBridge. Previously, Mr. Angerame was Portfolio Manager of CAM.

Robert Feitler, Jr.(2) Born 1959	Executive Vice President and Investment Officer	Since 2004	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. Feitler was Portfolio Manager of CAM.

Name and Year of Birth	Position(s) with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Frances M. Guggino(3) Born 1957	Chief Financial Officer and Treasurer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors.

Michael Kagan(4) Born 1960	Executive Vice President and Investment Officer	Since 2001	Portfolio Manager, Managing Director and Co-Director of Research of ClearBridge. Previously, Mr. Kagan was Portfolio Manager of CAM.

Mark J. McAllister, CFA(2) Born 1962	Executive Vice President and Investment Officer	Since 2000	Portfolio Manager and Managing Director of ClearBridge. Previously, Mr. McAllister was Portfolio Manager of CAM.

Brian Posner(1) Born 1961	Vice President and Investment Officer	Since 2005	Portfolio Manager, Managing Director and Chief Executive Officer of ClearBridge (since 2005). Previously Mr. Posner was Co-Founder and Managing Partner of Hygrove Partners LLC (asset management) (since 2000).

*	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.
(1)	Officer of Salomon Brothers Capital Fund Inc.
(2)	Officer of Salomon Brothers Investors Value Fund Inc.
(3)	Officer of all Funds supervised by Existing Board 10.
(4)	Officer of The Salomon Brothers Fund Inc.

Appendix I

Form of Step 1

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 2007, by and among [            ], a Massachusetts business trust (the “Successor Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of each of its series listed in Exhibit A attached hereto (each, a “Successor Fund”), [                            ], a [Massachusetts business trust/Maryland corporation] (the “Predecessor Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of each of its series listed in Exhibit A attached hereto (each, a “Predecessor Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason, Inc.

WHEREAS, each of the Predecessor Funds is a series of the Predecessor Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Successor Funds has been organized in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted, with respect to each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A, as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the contemplated reorganization for each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A (each, a “Reorganization”) will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund to the Successor Fund in exchange solely for classes of shares of beneficial interest of the Successor Fund (“Successor Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Predecessor Fund (“Predecessor Fund Shares”), as described herein, (2) the assumption by the Successor Fund of all liabilities of the Predecessor Fund, and (3) the subsequent distribution of the Successor Fund Shares (which shall then constitute all of the assets of the Predecessor Fund) to the shareholders of the Predecessor Fund and the termination of the Predecessor Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, following the Reorganization of each Predecessor Fund, the Predecessor Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);

WHEREAS, following the effective date of its deregistration, the Predecessor Entity shall voluntarily dissolve in accordance with [Massachusetts/Maryland] law;

WHEREAS, the Board of Trustees of the Successor Entity (the “Successor Entity Board”) has determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund and its shareholders;

WHEREAS, the Board of [Trustees/Directors] of the Predecessor Entity (the “Predecessor Entity Board,” and each [Trustee/Director], a “Board Member”) has determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of each Predecessor Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction; and

WHEREAS, the Predecessor Entity, on behalf of each of certain Predecessor Funds identified in Exhibit B (“Contingent Predecessor Funds”), has entered into an agreement and plan of reorganization pursuant to which each Contingent Predecessor Fund will be reorganized with another registered investment company or series thereof (with respect to each Contingent Predecessor Fund, the “Primary Reorganization”), subject to approval of the Primary Reorganization by the shareholders of such Contingent Predecessor Fund, and this Agreement shall not be effective with respect to such Contingent Predecessor Fund in the event that the Primary Reorganization is consummated;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund’s property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and the Successor Entity, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number, determined in accordance with paragraph 1.4, of full and fractional Successor Fund Shares corresponding to each class of the Predecessor Fund Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions, in each case with respect to a Predecessor Fund and a corresponding Successor Fund, shall take place on a closing date as provided for in paragraph 3.1 (a “Closing Date”). Exhibit A attached hereto shows each Successor Fund and its classes of shares and the corresponding Predecessor Fund and its classes of shares. [Add as appropriate—For purposes of this Agreement, each class of shares of each Predecessor Fund as set forth on Exhibit A corresponds to the class of shares of the corresponding Successor Fund as set forth on such Exhibit, and the term Successor Fund Shares should be read to include each such class of shares of such Successor Fund.]

1.2 The property and assets of the Predecessor Entity, attributable to each Predecessor Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the corresponding Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, with respect to each Predecessor Fund separately, “Assets”). The Successor Entity, on behalf of each Successor Fund, shall assume all of the liabilities and obligations of the corresponding Predecessor Fund, including, without limitation, all indemnification obligations of such Predecessor Fund with respect to the current and former Trustees and officers of the Predecessor Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, with respect to each Predecessor Fund separately, “Liabilities”). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Entity, on behalf of the corresponding Successor Fund, any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Entity, on behalf of the corresponding Successor Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Entity, on behalf of the corresponding Successor Fund.

1.3 Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Entity, on behalf of such Predecessor Fund, as the then sole shareholder of the corresponding Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares, (c) approve any agreement and plan of reorganization with respect to the Predecessor Fund that is assumed by the Successor Fund, (d) elect Trustees of the Successor Entity, on behalf of the Successor Fund and (e) approve any other matter for which shareholder approval is required.

[Include if Predecessor Entity is a Massachusetts business trust—1.4 Immediately following the actions contemplated by paragraph 1.1, the Predecessor Entity shall take such actions necessary to complete the Reorganization of each Predecessor Fund. To complete the Reorganization, the Predecessor Entity, on behalf of each Predecessor Fund, shall (a) distribute to its shareholders of record with respect to each class of Predecessor Fund Shares as of the Closing Date

(“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by the Predecessor Entity, on behalf of the Predecessor Fund, pursuant to paragraph 1.1, in complete redemption of such Predecessor Fund Shares and (b) terminate and dissolve in accordance with applicable Massachusetts law. Such distribution and redemption shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders, and the cancellation of all issued and outstanding Predecessor Fund Shares on the books of the Predecessor Fund. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of the corresponding class owned by Predecessor Fund Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing any class of Successor Fund Shares in connection with such exchange.]

[Include if Predecessor Entity is a Maryland corporation—1.4 Immediately following the actions contemplated by paragraph 1.1, the Predecessor Entity shall take such actions necessary to complete the Reorganization of each Predecessor Fund. To complete the Reorganization, the Predecessor Entity, on behalf of each Predecessor Fund, shall (a) distribute to its shareholders of record with respect to each class of Predecessor Fund Shares as of the Closing Date (“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by the Predecessor Entity, on behalf of the Predecessor Fund, pursuant to paragraph 1.1, (b) redeem or cancel, as the case may be, shares of the Predecessor Fund in accordance with Maryland law and (c) terminate the Predecessor Fund. Such distribution and redemption shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders, and the cancellation of all issued and outstanding Predecessor Fund Shares on the books of the Predecessor Fund. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of the corresponding class owned by Predecessor Fund Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing any class of Successor Fund Shares in connection with such exchange.]

1.5 Ownership of Successor Fund Shares will be shown on the books of each Successor Fund’s transfer agent.

1.6 Any regulatory reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Commission, any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Entity, on behalf of such Predecessor Fund.

1.7 As promptly as practicable following the Reorganization of each Predecessor Fund, the Predecessor Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of [Massachusetts/ Maryland] law.

2.	VALUATION

The value of the Assets and the amount of the Liabilities of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Fund, and after the declaration of any dividends by the Predecessor Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Predecessor Entity Board. All computations of value and amounts shall be made by the fund accountant for each Predecessor Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date with respect to each Reorganization shall be [                    ], 2007, or such other date as the parties may agree with respect to such Reorganization. All acts taking place at the closing of a Reorganization as provided for in this Agreement with respect to each such Reorganization (a “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date for such Reorganization unless otherwise agreed to by the parties. The close of business on a Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Predecessor Fund’s net asset value is calculated in accordance with Section 2 and after the

declaration of any dividends. Each Closing shall be held at the offices of [                    ] or at such other time and/or place as the parties may agree. The Closing Date need not be the same date for each Reorganization.

3.2 The Predecessor Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Predecessor Fund that the Custodian maintains as custodian for the Predecessor Fund to the accounts of the Successor Fund that the Custodian maintains as custodian for the Successor Fund and to deliver to the Successor Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Predecessor Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Predecessor Entity shall direct [            ], in its capacity as transfer agent for each Predecessor Fund (“Transfer Agent”), to deliver to the Successor Entity at the Closing of the Reorganization of such Predecessor Fund a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of each outstanding class of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.4. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable (in the judgment of the Predecessor Entity Board with respect to such Predecessor Fund), the Closing Date with respect to such Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Successor Entity in Schedule 4.1 of this Agreement, the Predecessor Entity, on behalf of each Predecessor Fund, severally, but not jointly, represents and warrants to the Successor Entity and the corresponding Successor Fund as follows:

(a) Such Predecessor Fund is duly established as a series of the Predecessor Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under the Predecessor Entity’s [Declaration of Trust/Articles of Incorporation], as amended (the “Predecessor Entity Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Predecessor Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Predecessor Entity. The Predecessor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Predecessor Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares of such Predecessor Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Predecessor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Predecessor Fund (true and correct copies of which have been delivered to the Successor Entity) and each prospectus and statement of additional information of such Predecessor Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Predecessor Entity, on behalf of such Predecessor Fund, will have good and marketable title to such Predecessor Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Entity, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) Such Predecessor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Predecessor Entity Charter or the by-laws of the Predecessor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Predecessor Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Board Members of the Predecessor Entity, and those contracts listed in Schedule 4.1) will terminate without liability to such Predecessor Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Predecessor Fund and, to the Predecessor Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Predecessor Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Entity’s knowledge, threatened against the Predecessor Entity, with respect to such Predecessor Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Predecessor Fund’s business. The Predecessor Entity, on behalf of such Predecessor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Predecessor Fund’s business or the Predecessor Entity’s ability to consummate the transactions herein contemplated on behalf of such Predecessor Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Predecessor Fund as at the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Entity) present fairly, in all material respects, the financial condition of such Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if any Predecessor Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing—The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of each Predecessor Fund as at the last day of the most recently completed fiscal half year of such Predecessor Fund following the date of the audited annual statements referenced above [are/will be when sent to Predecessor Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements [present/will present] fairly, in all material respects, the financial condition of such Predecessor Fund, and all known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, there has not been any material adverse change in such Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by such Predecessor Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by such Predecessor Fund, the discharge of such Predecessor Fund’s liabilities, or the redemption of Predecessor Fund Shares by shareholders of such Predecessor Fund shall not constitute a material adverse change.

(k) Each Predecessor Fund is a separate fund of the Predecessor Entity within the meaning of Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of such Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and shall be correct in all material respects, and all taxes required to be paid by such Predecessor Fund (whether or not shown or required to be shown as due on any return) shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Entity’s knowledge, no such return shall be under audit and no additional assessment of any tax shall have been proposed or asserted by any governmental authority with respect to such Predecessor Fund.

(m) For each taxable year of its operation, such Predecessor Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Predecessor Entity reasonably expects that the corresponding Successor Fund, as successor to such Predecessor Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

(n) All issued and outstanding Predecessor Fund Shares of such Predecessor Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Predecessor Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares of such Predecessor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Predecessor Fund, as provided in paragraph 3.3. Such Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares of such Predecessor Fund, nor is there outstanding any security convertible into any of the Predecessor Fund Shares of such Predecessor Fund.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Predecessor Entity Board, on behalf of such Predecessor Fund, and this Agreement constitutes a valid and binding obligation of the Predecessor Entity, on behalf of such Predecessor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) If shareholder approval of the Predecessor Fund is being sought, the provisions of the Proxy Statement (as defined in paragraph 5.2) relating to such Predecessor Fund, on the date thereof and at all times prior to the conclusion of the shareholder meeting of the Predecessor Entity will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Successor Entity, on behalf of the corresponding Successor Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Predecessor Entity, on behalf of such Predecessor Fund, for use in the registration statement on Form N-1A of the Successor Entity with respect to the corresponding Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Predecessor Entity in Schedule 4.2 to this Agreement, the Successor Entity, on behalf of each Successor Fund, severally, but not jointly, represents and warrants to the Predecessor Entity and the corresponding Predecessor Fund as follows:

(a) Such Successor Fund is duly established as a series of the Successor Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Successor Entity’s Declaration of Trust (the “Successor Entity Charter”) to own all of the Assets of the corresponding Predecessor Fund and to carry on its business as contemplated by this Agreement. The Successor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Successor Entity. The Successor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(b).

(b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(c) Such Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Successor Fund will not have any assets or liabilities or have carried on any business activities.

(d) Such Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result, in a material violation of Massachusetts law or the Successor Entity Charter or the by-laws of the Successor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Entity’s knowledge, threatened against the Successor Entity, with respect to such Successor Fund or its properties or assets, that, if adversely determined, would materially and adversely affect such Successor Fund’s financial condition or the conduct of such Successor Fund’s business. The Successor Entity, on behalf of Successor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Successor Fund’s business or the Successor Entity’s ability to consummate the transactions herein contemplated on behalf of such Successor Fund.

(f) Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares of such Successor Fund, including those Successor Fund Shares to be delivered by such Successor Fund to the applicable Predecessor Fund in accordance with paragraph 1.4, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Successor Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares of such Successor Fund, nor is there outstanding any security convertible into any Successor Fund Shares of such Successor Fund.

(g) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Successor Entity Board, and this Agreement constitutes a valid and binding obligation of the Successor Entity, on behalf of such Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) If shareholder approval of the Predecessor Fund is being sought, the information to be furnished by the Successor Entity on behalf of such Successor Fund for use in the proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto. The information to be furnished by such Successor Fund for use in the registration statement on Form N-1A of the Successor Entity with respect to the Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto, and shall not, as of the effective date of such registration statement, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading.

(i) Each Successor Fund is a separate fund of the Successor Entity within the meaning of Section 851(g) of the Code.

(j) Such Successor Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the corresponding Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, such Successor Fund shall not ever have held any assets and shall not ever have carried on any business activities whatsoever.

(k) For the taxable year that includes the Closing Date and for subsequent taxable periods, the Successor Entity reasonably expects that such Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5.	COVENANTS

The Predecessor Entity, on behalf of each Predecessor Fund, and the Successor Entity, on behalf of each Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

5.1 The Predecessor Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2 If approval of shareholders is required, the Predecessor Entity will call a meeting of the shareholders of each Predecessor Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Entity will, on behalf of each Predecessor Fund, prepare, file with the Commission, and deliver to the shareholders of such Predecessor Fund in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3 The Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Predecessor Entity, on behalf of each Predecessor Fund, will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares of such Predecessor Fund.

5.5 Subject to the provisions of this Agreement, the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Successor Entity, on behalf of each Successor Fund, will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

5.7 Each of the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Predecessor Entity, on behalf of each Predecessor Fund, will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the corresponding Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Entity’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Successor Entity, on behalf of each Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor Entity, on behalf of each Predecessor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Predecessor Entity’s election, to the following conditions with respect to the applicable Predecessor Fund:

6.1 All representations and warranties of the Successor Entity, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

6.2 The Successor Entity, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of such Successor Fund, on or before the applicable Closing Date.

6.3 The Successor Entity, on behalf of such Successor Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Predecessor Fund and all such other agreements and instruments as the Predecessor Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Successor Entity, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of the Successor Entity, on behalf of such Successor Fund, by the Successor Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Predecessor Entity and dated as of the applicable Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Predecessor Entity shall reasonably request.

6.5 The Successor Entity, on behalf of such Successor Fund, and the Predecessor Entity, on behalf of the corresponding Predecessor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Entity, on behalf of each Successor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Successor Entity’s election, to the following conditions with respect to the applicable Successor Fund:

7.1 All representations and warranties of the Predecessor Entity, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

7.2 The Predecessor Entity, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Entity, on behalf of such Predecessor Fund, on or before the applicable Closing Date.

7.3 The Predecessor Entity shall have delivered to the Successor Entity, on behalf of such Successor Fund, a Statement of Assets and Liabilities of the corresponding Predecessor Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Entity on behalf of such Predecessor Fund. The Predecessor Entity, on behalf of such Predecessor Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm (a) the Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Predecessor Entity, on behalf of such Predecessor Fund, shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Entity, on behalf of such Predecessor Fund, by the Predecessor Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Successor Entity shall reasonably request.

7.5 The Predecessor Entity, on behalf of such Predecessor Fund, and the Successor Entity, on behalf of the corresponding Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Entity, on behalf of each Predecessor Fund, or the Successor Entity, on behalf of the corresponding Successor Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Predecessor Fund or Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Predecessor Fund and its corresponding Successor Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Predecessor Fund, if such approval is required, in accordance with the provision of the Predecessor Entity Charter, the by-laws of the Predecessor Entity, and [Massachusetts/Maryland] law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Entity, with respect to such Predecessor Fund, or the Successor Entity, with respect to such Successor Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Entity to permit consummation, in all material respects, of the transactions contemplated with respect to such Successor Fund or corresponding Predecessor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The registration statement of the Successor Entity with respect to the Successor Fund Shares of such Successor Fund under the 1933 Act shall have become effective, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Predecessor Entity, on behalf of the applicable Predecessor Fund, by the Successor Entity, on behalf of the applicable Successor Fund, and by their respective authorized officers, substantially to the effect that, for federal income tax purposes, (i) the transfer to such Successor Fund of all of the assets of such Predecessor

Fund in exchange solely for Successor Fund Shares and the assumption by such Successor Fund of all of the liabilities of such Predecessor Fund, followed by the distribution of such Successor Fund Shares to the shareholders of such Predecessor Fund and the dissolution or termination of such Predecessor Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such Successor Fund and such Predecessor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Predecessor Fund upon the transfer of its Assets to such corresponding Successor Fund solely in exchange for the Successor Fund Shares of such Successor Fund and the assumption by such Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by such Predecessor Fund to its shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (iii) the basis in the hands of such Successor Fund of the Assets of such corresponding Predecessor Fund will be the same as the basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund upon the transfer; (iv) the holding periods of the Assets in the hands of such Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by such Predecessor Fund; (v) no gain or loss will be recognized by such Successor Fund upon receipt of the Assets solely in exchange for the Successor Fund Shares and the assumption by such Successor Fund of the Liabilities of such corresponding Predecessor Fund; (vi) no gain or loss will be recognized by the shareholders of such Predecessor Fund upon the exchange of all of their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; and (viii) each Predecessor Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefor, provided that he or she held such Predecessor Fund Shares as capital assets. The delivery of such opinion is conditioned upon receipt by Bingham McCutchen LLP of representations it shall request of the Successor Entity and the Predecessor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Successor Entity, on behalf of each Successor Fund, shall have received on the applicable Closing Date an opinion of [Predecessor Fund counsel], in a form reasonably satisfactory to the Successor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, and its authorized officers: (a) the Predecessor Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Predecessor Entity, with respect to the corresponding Predecessor Fund, has the [power as a business trust/corporate power] to carry on its business as presently conducted in accordance with the description thereof in the Predecessor Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) the Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, and assuming due authorization, execution and delivery of this Agreement by the Successor Entity, on behalf of such Successor Fund, constitutes a valid and legally binding obligation of the Predecessor Entity, on behalf of the corresponding Predecessor Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement will not, violate the Predecessor Entity Charter or the by-laws of the Predecessor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Predecessor Entity pursuant to paragraph 4.1 of the Agreement, the corresponding Predecessor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of such Predecessor Fund. Such opinion may state that it is solely for the benefit of the Successor Entity and the Successor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Predecessor Fund counsel] appropriate to render the opinions expressed therein. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Successor Entity, they have relied on the opinion of [            ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [            ].

8.7 The Predecessor Entity, on behalf of each Predecessor Fund, shall have received on the applicable Closing Date an opinion of [Successor Fund counsel], in a form reasonably satisfactory to the Predecessor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the corresponding Successor Fund and its authorized officers: (a) the Successor Entity is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Successor Entity, with respect to the corresponding Successor Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Successor Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Successor Entity, on behalf of the corresponding Successor Fund, and assuming due authorization, execution and delivery of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, constitutes a valid and legally binding obligation of the Successor Entity, on behalf of the corresponding Successor Fund, enforceable against the Successor Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Successor Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Successor Entity Charter or the by-laws of the Successor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Successor Entity, on behalf of the corresponding Successor Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts with respect to the issuance of the Successor Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Successor Entity pursuant to paragraph 4.2 of the Agreement, the corresponding Successor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of such Successor Fund. Such opinion may state that it is solely for the benefit of the Predecessor Entity and the Predecessor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Successor Fund Counsel] appropriate to render the opinions expressed therein. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Predecessor Entity, they have relied on the opinion of [            ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [            ].

9.	INDEMNIFICATION

9.1 The Successor Entity, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Entity and its Board Members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Successor Entity, on behalf of such Successor Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not (i) in violation of applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Predecessor Entity, out of each Predecessor Fund’s assets and property (including any amounts paid to the Predecessor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Successor Entity and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Successor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Predecessor Entity, on behalf of such Predecessor Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor Entity or its Board Members or officers prior to the Closing Date, provided that such indemnification by the Predecessor Entity is not (i) in violation of applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 Legg Mason will pay the proxy solicitation, mailing and attestation costs of each Reorganization. The remaining costs attributable to each Reorganization, which include postage and printing costs, will be divided between Legg Mason, on the one hand, and each Successor Fund and Predecessor Fund, on the other hand, in accordance with an allocation approved by the Predecessor Entity and Successor Entity Boards. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Successor Entity and the Predecessor Entity agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Entity, and the obligations of the Successor Entity, on behalf of each Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Successor Fund or Predecessor Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of the Successor Entity Board or the Predecessor Entity Board, as applicable, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Successor Fund or such Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated. The termination of this Agreement with respect to a Predecessor Fund or its corresponding Successor Fund shall not affect the continued effectiveness of this Agreement with respect to any other Predecessor Fund or Successor Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Entity and the Successor Entity; provided, however, that following the meeting of the Predecessor Fund shareholders called by the Predecessor Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Predecessor Entity, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Successor Entity, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

[Include Predecessor Entity provisions if the Predecessor Entity is a Massachusetts business trust—15.6 The [Predecessor Entity Charter and] Successor Entity Charter is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Predecessor Entity Charter and] Successor Entity Charter, the obligations of the [Predecessor Entity and] Successor Entity with respect to any [Predecessor Fund or] Successor Fund entered into in the name or on behalf the [Predecessor Entity or] Successor Entity[, as applicable,] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Predecessor Entity or] Successor Entity[, as applicable,] personally, but bind only the assets of the [Predecessor Entity or] Successor Entity[, as applicable,] belonging to the applicable [Predecessor Fund or] Successor Fund, and all persons dealing with any series or funds of [Predecessor Entity or] Successor Entity[, as applicable,] must look solely to the assets of the [Predecessor Entity or] Successor Entity[, as applicable,] belonging to such series or fund for the enforcement of any claims against the [Predecessor Entity or] Successor Entity[, as applicable].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[SUCCESSOR ENTITY], on behalf of each of its series listed in Exhibit A attached hereto		[PREDECESSOR ENTITY], on behalf of each of its series listed in Exhibit A attached hereto

By:		By:
	Name: Title:		Name: Title:

LEGG MASON, INC. solely with respect to paragraph 10.2 hereof

By:
Name: Title:

Appendix J

Step 1 Shell Reorganization Chart

Predecessor Funds Voting on Proposal 2

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Investment Grade Bond Fund	Legg Mason Partners Income Funds	Legg Mason Partners Investment Grade Bond Fund

	Legg Mason Partners Government Securities Fund	Legg Mason Partners Income Funds	Legg Mason Partners Government Securities Fund

Legg Mason Partners Equity Funds	Legg Mason Partners Social Awareness Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Social Awareness Fund

Legg Mason Partners Municipal Funds	California Money Market Portfolio	CitiFunds Trust III	California Money Market Portfolio

	Legg Mason Partners Florida Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Florida Municipals Fund

	Legg Mason Partners Georgia Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Georgia Municipals Fund

	Legg Mason Partners Intermediate-Term Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Intermediate-Term Municipals Fund

	Legg Mason Partners National Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners National Municipals Funds

	Massachusetts Money Market Portfolio	CitiFunds Trust III	Massachusetts Money Market Portfolio

	New York Money Market Portfolio	CitiFunds Trust III	New York Money Market Portfolio

	Legg Mason Partners New York Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners New York Municipals Fund

	Legg Mason Partners Pennsylvania Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Pennsylvania Municipals Fund

Legg Mason Partners Funds, Inc.	Legg Mason Partners Large Cap Value Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Large Cap Value Fund

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Capital and Income Fund

	Legg Mason Partners Convertible Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Convertible Fund

	Legg Mason Partners Dividend and Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Dividend and Income Fund

	Legg Mason Partners Exchange Reserve Fund	CitiFunds Trust III	Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners Small Cap Core Fund, Inc.	Legg Mason Partners Small Cap Core Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Core Fund

Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Appreciation Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Capital and Income Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Growth and Income Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Equity Index Portfolio

	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Aggressive Growth Portfolio II

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Oregon Municipals Fund	Legg Mason Partners Oregon Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund	Legg Mason Partners Massachusetts Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Investment Trust	Legg Mason Partners Intermediate Maturity California Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Intermediate Maturity California Municipals Fund

	Legg Mason Partners Intermediate Maturity New York Municipals Fund	Legg Mason Partners Income Funds	Legg Mason Partners Intermediate Maturity New York Municipals Fund

Legg Mason Partners World Funds, Inc.	Legg Mason Partners Inflation Management Fund	Legg Mason Partners Income Funds	Legg Mason Partners Inflation Management Fund

Legg Mason Partners Variable Portfolios III, Inc.	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Adjustable Rate Income Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable High Income Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Money Market Portfolio

Legg Mason Partners Adjustable Rate Income Fund	Legg Mason Partners Adjustable Rate Income Fund	Legg Mason Partners Income Funds	Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Investment Series	Legg Mason Partners International Fund	Legg Mason Partners Investment Trust	Legg Mason Partners International Fund

	Legg Mason Partners Growth and Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Growth and Income Fund

	Legg Mason Partners Dividend Strategy Fund*	Legg Mason Partners Investment Trust	Legg Mason Partners Dividend Strategy Fund

	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

	Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Growth and Income Portfolio II

	Legg Mason Partners Variable Government Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Government Portfolio

	Legg Mason Partners Variable Dividend Strategy Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Trust II	Legg Mason Partners Diversified Large Cap Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Diversified Large Cap Growth Fund

	Legg Mason Partners Small Cap Growth Opportunities Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Growth Opportunities Fund

	Legg Mason Partners Global Equity Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Global Equity Fund

	Legg Mason Partners Short Duration Municipal Income Fund	Legg Mason Partners Income Funds	Legg Mason Partners Short Duration Municipal Income Fund

Salomon Funds Trust	Salomon Brothers National Tax Free Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers National Tax Free Bond Fund

	Salomon Brothers California Tax Free Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers California Tax Free Bond Fund

	Salomon Brothers New York Tax Free Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers New York Tax Free Bond Fund

	Salomon Brothers Mid Cap Fund	Legg Mason Partners Investment Trust	Salomon Brothers Mid Cap Fund

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
Legg Mason Partners Variable Portfolios V	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Emerging Markets Equity Fund

Salomon Brothers Series Funds Inc	Salomon Brothers Balanced Fund	Legg Mason Partners Investment Trust	Salomon Brothers Balanced Fund

	Salomon Brothers Small Cap Growth Fund	Legg Mason Partners Investment Trust	Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Variable Portfolios I, Inc.	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Global High Yield Bond Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Strategic Bond Portfolio

Predecessor Funds Not Voting on Proposal 2

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund

Legg Mason Partners Lifestyle Series, Inc.	Legg Mason Partners Lifestyle Balanced Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Balanced Fund

	Legg Mason Partners Lifestyle Conservative Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Conservative Fund

	Legg Mason Partners Lifestyle Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Growth Fund

	Legg Mason Partners Lifestyle High Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle High Growth Fund

	Legg Mason Partners Lifestyle Income Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Lifestyle Income Fund

	Legg Mason Partners Variable Lifestyle Balanced Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Lifestyle Balanced Portfolio

	Legg Mason Partners Variable Lifestyle Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Lifestyle Growth Portfolio

	Legg Mason Partners Variable Lifestyle High Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Lifestyle High Growth Portfolio

Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio	CitiFunds Institutional Trust	Cash Portfolio
	Government Portfolio	CitiFunds Institutional Trust	Government Portfolio

	Municipal Portfolio	CitiFunds Institutional Trust	Municipal Portfolio

Legg Mason Partners Aggressive Growth Fund, Inc.	Legg Mason Partners Aggressive Growth Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Aggressive Growth Fund

Legg Mason Partners Investment Funds, Inc.	Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners All Cap Fund

	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

	Legg Mason Partners Multiple Discipline Funds All Cap and International	Legg Mason Partners Investment Trust	Legg Mason Partners Multiple Discipline Funds All Cap and International

	Legg Mason Partners Real Return Strategy Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Real Return Strategy Fund

	Legg Mason Partners Small Cap Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Growth Fund

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
	Legg Mason Partners Small Cap Value Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Small Cap Value Fund

	Legg Mason Partners Hansberger Global Value Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Hansberger Global Value Fund

Smith Barney Municipal Money Market Fund Inc.	Smith Barney Municipal Money Market Fund Inc.	CitiFunds Trust III	Smith Barney Municipal Money Market Fund

Legg Mason Partners Funds, Inc.	Legg Mason Partners U.S. Government Securities Fund	Legg Mason Partners Income Funds	Legg Mason Partners U.S. Government Securities Fund

	Legg Mason Partners Short-Term Investment Grade Bond Fund	Legg Mason Partners Income Funds	Legg Mason Partners Short-Term Investment Grade Bond Fund

Smith Barney Money Funds, Inc.	Smith Barney Money Funds—Cash Portfolio	CitiFunds Trust III	Smith Barney Money Funds—Cash Portfolio

	Smith Barney Money Funds—Government Portfolio	CitiFunds Trust III	Smith Barney Money Funds—Government Portfolio

Legg Mason Partners Fundamental Value Fund, Inc.	Legg Mason Partners Fundamental Value Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Fundamental Value Fund

Legg Mason Partners Managed Municipals Fund, Inc.	Legg Mason Partners Managed Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners Managed Municipals Fund

Legg Mason Partners California Municipals Fund, Inc.	Legg Mason Partners California Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners California Municipals Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.	Legg Mason Partners New Jersey Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners New Jersey Municipals Fund

Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Arizona Municipals Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners Arizona Municipals Fund

Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Core Plus Bond Fund, Inc.	Legg Mason Partners Income Funds	Legg Mason Partners Core Plus Bond Fund

Legg Mason Partners Sector Series, Inc.	Legg Mason Partners Financial Services Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Financial Services Fund

	Legg Mason Partners Health Sciences Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Health Sciences Fund

	Legg Mason Partners Technology Fund	Legg Mason Partners Investment Trust	Legg Mason Partners Technology Fund

Legg Mason Partners Appreciation Fund, Inc.	Legg Mason Partners Appreciation Fund, Inc.	Legg Mason Partners Investment Trust	Legg Mason Partners Appreciation Fund

Legg Mason Partners World Funds, Inc.	Legg Mason Partners International All Cap Growth Fund	Legg Mason Partners Investment Trust	Legg Mason Partners International All Cap Opportunity Fund

Legg Mason Partners Variable Portfolios III, Inc.	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Aggressive Growth Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable International All Cap Opportunity Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Large Cap Growth Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Large Cap Value Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Mid Cap Core Portfolio

	Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Social Awareness Stock Portfolio

Salomon Brothers Capital Fund Inc	Salomon Brothers Capital Fund Inc	Legg Mason Partners Investment Trust	Salomon Brothers Capital Fund

Predecessor Entity	Predecessor Fund	Successor Entity	Successor Fund
The Salomon Brothers Fund Inc	The Salomon Brothers Fund Inc	Legg Mason Partners Investment Trust	The Salomon Brothers Fund

Salomon Brothers Investors Value Fund Inc	Salomon Brothers Investors Value Fund Inc	Legg Mason Partners Investment Trust	Salomon Brothers Investors Value Fund

Salomon Brothers Series Funds Inc	Salomon Brothers High Yield Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers Global High Yield Bond Fund

	Salomon Brothers Institutional Money Market Fund	CitiFunds Institutional Trust	Salomon Brothers Institutional Money Market Fund

	Salomon Brothers New York Municipal Money Market Fund	CitiFunds Trust III	Salomon Brothers New York Municipal Money Market Fund

	Salomon Brothers Short/Intermediate U.S. Government Fund	Legg Mason Partners Income Funds	Salomon Brothers Short/Intermediate U.S. Government Fund

	Salomon Brothers Strategic Bond Fund	Legg Mason Partners Income Funds	Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable All Cap Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Investors Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Large Cap Growth Portfolio II

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Small Cap Growth Portfolio

	Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Total Return Portfolio

Western Asset Funds II, Inc.	Western Asset Emerging Markets Debt Portfolio	Legg Mason Partners Income Funds	Western Asset Emerging Markets Debt Portfolio

	Western Asset Global High Yield Bond Portfolio	Legg Mason Partners Income Funds	Western Asset Global High Yield Bond Portfolio

*	The vote of shareholders of this Predecessor Fund for the Step I Reorganizations is being sought in a separate proxy statement.

Appendix K

Contingent Funds

Contingent Predecessor Funds

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and International

Legg Mason Partners Small Cap Growth Fund

Legg Mason Partners Florida Municipals Fund

Legg Mason Partners Georgia Municipals Fund

Legg Mason Partners National Municipals Fund

Legg Mason Partners Large Cap Value Fund

Legg Mason Partners U.S. Government Securities Fund

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio

Legg Mason Partners International Fund

Legg Mason Partners Growth and Income Fund

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Small Cap Growth Opportunities Fund

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Salomon Brothers Balanced Fund

Salomon Brothers New York Municipal Money Market Fund

Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

Contingent Existing Funds

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio

K-1

Appendix L

Step 2 Shell Reorganization Chart

Existing Funds Voting on Proposal 3

Successor Entity	Existing Fund	Maryland Entity	Destination Fund
Legg Mason Partners Variable Portfolios IV	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable All Cap Portfolio
	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
	Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Capital and Income Portfolio

Legg Mason Partners Income Funds	Legg Mason Partners Capital and Income Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Capital and Income Fund
	Legg Mason Partners Convertible Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Convertible Fund
	Legg Mason Partners Dividend and Income Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Dividend and Income Fund
	Legg Mason Partners Diversified Strategic Income Fund	Legg Mason Partners Income Trust	Legg Mason Partners Diversified Strategic Income Fund
	Legg Mason Partners Exchange Reserve Fund	Legg Mason Partners Money Market Trust	Legg Mason Partners Exchange Reserve Fund
	Legg Mason Partners High Income Fund	Legg Mason Partners Income Trust	Legg Mason Partners High Income Fund
	Legg Mason Partners Municipal High Income Fund	Legg Mason Partners Income Trust	Legg Mason Partners Municipal High Income Fund
	Legg Mason Partners Total Return Bond Fund	Legg Mason Partners Income Trust	Legg Mason Partners Core Bond Fund

Legg Mason Partners Variable Portfolios II	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Appreciation Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Capital and Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Diversified Strategic Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Growth and Income Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Equity Index Portfolio
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Aggressive Growth Portfolio II
	Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Fundamental Value Portfolio

Legg Mason Partners Investment Trust	Legg Mason Partners Classic Values Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Classic Values Fund
	Legg Mason Partners Intermediate Maturity California Municipals Fund	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity California Municipals Fund
	Legg Mason Partners Intermediate Maturity New York Municipals Fund	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity New York Municipals Fund

L-1

Successor Entity	Existing Fund	Maryland Entity	Destination Fund
	Legg Mason Partners Large Cap Growth Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Large Cap Growth Fund
	Legg Mason Partners S&P 500 Index Fund	Legg Mason Partners Equity Trust	Legg Mason Partners S&P 500 Index Fund
	Legg Mason Partners Mid Cap Core Fund	Legg Mason Partners Equity Trust	Legg Mason Partners Mid Cap Core Fund

CitiFunds Premium Trust	Citi Premium Liquid Reserves	Legg Mason Partners Premium Money Market Trust	Citi Premium Liquid Reserves
	Citi Premium U.S. Treasury Reserves	Legg Mason Partners Premium Money Market Trust	Citi Premium U.S. Treasury Reserves

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves	Legg Mason Partners Institutional Trust	Citi Institutional Liquid Reserves
	Citi Institutional Cash Reserves	Legg Mason Partners Institutional Trust	Citi Institutional Cash Reserves
	Citi Institutional U.S. Treasury Reserves	Legg Mason Partners Institutional Trust	Citi Institutional U.S. Treasury Reserves
	Citi Institutional Tax Free Reserves	Legg Mason Partners Institutional Trust	Citi Institutional Tax Free Reserves
	Citi Institutional Enhanced Income Fund	Legg Mason Partners Institutional Trust	Citi Institutional Enhanced Income Fund

CitiFunds Trust III	Citi Cash Reserves	Legg Mason Partners Money Market Trust	Citi Cash Reserves
	Citi U.S. Treasury Reserves	Legg Mason Partners Money Market Trust	Citi U.S. Treasury Reserves
	Citi Tax Free Reserves	Legg Mason Partners Money Market Trust	Citi Tax Free Reserves
	Citi California Tax Free Reserves	Legg Mason Partners Money Market Trust	Citi California Tax Free Reserves
	Citi Connecticut Tax Free Reserves	Legg Mason Partners Money Market Trust	Citi Connecticut Tax Free Reserves
	Citi New York Tax Free Reserves	Legg Mason Partners Money Market Trust	Citi New York Tax Free Reserves

L-2

Appendix M

Restructured Funds

Legg Mason Partners Equity Trust

Funds#	To Be Overseen by
Legg Mason Partners Lifestyle Balanced Fund	Board A
Legg Mason Partners Lifestyle Conservative Fund	Board A
Legg Mason Partners Lifestyle Growth Fund	Board A
Legg Mason Partners Lifestyle High Growth Fund	Board A
Legg Mason Partners Lifestyle Income Fund	Board A
Legg Mason Partners Aggressive Growth Fund, Inc.*	Board A
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	Board A
Legg Mason Partners Multiple Discipline Funds All Cap and International	Board A
Legg Mason Partners Real Return Strategy Fund	Board A
Legg Mason Partners Small Cap Growth Fund	Board A
Legg Mason Partners Small Cap Value Fund	Board A
Legg Mason Partners Hansberger Global Value Fund	Board A
Legg Mason Partners Social Awareness Fund	Board A
Legg Mason Partners Large Cap Value Fund	Board A
Legg Mason Partners Capital and Income Fund	Board A
Legg Mason Partners Convertible Fund	Board A
Legg Mason Partners Dividend and Income Fund	Board A
Legg Mason Partners Small Cap Core Fund, Inc.	Board A
Legg Mason Partners Fundamental Value Fund, Inc.	Board A
Legg Mason Partners Financial Services Fund	Board A
Legg Mason Partners Health Sciences Fund	Board A
Legg Mason Partners Technology Fund	Board A
Legg Mason Partners Classic Values Fund	Board A
Legg Mason Partners Large Cap Growth Fund	Board A
Legg Mason Partners S&P 500 Index Fund	Board A
Legg Mason Partners Mid Cap Core Fund	Board A
Legg Mason Partners Appreciation Fund, Inc.	Board A
Legg Mason Partners International All Cap Growth Fund	Board A
Legg Mason Partners International Fund	Board A
Legg Mason Partners Dividend Strategy Fund*	Board A
Legg Mason Partners Growth and Income Fund	Board A
Legg Mason Partners Diversified Large Cap Growth Fund	Board A
Legg Mason Partners Small Cap Growth Opportunities Fund	Board A
Legg Mason Partners Global Equity Fund	Board A
Salomon Brothers Mid Cap Fund	Board A
Legg Mason Partners Emerging Markets Equity Fund	Board A
Salomon Brothers Capital Fund Inc	Board A
The Salomon Brothers Fund Inc	Board A
Salomon Brothers Investors Value Fund Inc	Board A
Salomon Brothers Balanced Fund	Board A
Salomon Brothers Small Cap Growth Fund	Board A

Legg Mason Partners Income Trust

Funds#	To Be Overseen by
Legg Mason Partners Investment Grade Bond Fund	Board B
Legg Mason Partners Government Securities Fund	Board B
Legg Mason Partners Florida Municipals Fund	Board B
Legg Mason Partners Georgia Municipals Fund	Board B
Legg Mason Partners Intermediate-Term Municipals Fund	Board B
Legg Mason Partners National Municipals Fund	Board B
Legg Mason Partners New York Municipals Fund	Board B
Legg Mason Partners Pennsylvania Municipals Fund	Board B
Legg Mason Partners U.S. Government Securities Fund	Board B
Legg Mason Partners Short-Term Investment Grade Bond Fund	Board B
Legg Mason Partners Diversified Strategic Income Fund	Board B
Legg Mason Partners High Income Fund	Board B
Legg Mason Partners Municipal High Income Fund	Board B
Legg Mason Partners Total Return Bond Fund	Board B
Legg Mason Partners Managed Municipals Fund, Inc.	Board B
Legg Mason Partners California Municipals Fund, Inc.	Board B
Legg Mason Partners New Jersey Municipals Fund, Inc.	Board B
Legg Mason Partners Oregon Municipals Fund	Board B
Legg Mason Partners Arizona Municipals Fund, Inc.	Board B
Legg Mason Partners Core Plus Bond Fund, Inc.	Board B
Legg Mason Partners Massachusetts Municipals Fund	Board B
Legg Mason Partners Intermediate Maturity California Municipals Fund	Board B
Legg Mason Partners Intermediate Maturity New York Municipals Fund	Board B
Legg Mason Partners Inflation Management Fund	Board B
Legg Mason Partners Adjustable Rate Income Fund	Board B
Legg Mason Partners Short Duration Municipal Income Fund	Board B
Salomon Brothers National Tax Free Bond Fund	Board B
Salomon Brothers California Tax Free Bond Fund	Board B
Salomon Brothers New York Tax Free Bond Fund	Board B
Salomon Brothers High Yield Bond Fund	Board B
Salomon Brothers Short/Intermediate U.S. Government Fund	Board B
Salomon Brothers Strategic Bond Fund	Board B
Western Asset Emerging Markets Debt Portfolio	Board B
Western Asset Global High Yield Bond Portfolio	Board B

Legg Mason Partners Variable Equity Trust

Funds#	To Be Overseen by
Legg Mason Partners Variable Lifestyle Balanced Portfolio	Board A
Legg Mason Partners Variable Lifestyle Growth Portfolio	Board A
Legg Mason Partners Variable Lifestyle High Growth Portfolio	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	Board A
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio†	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	Board A

Funds#	To Be Overseen by
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio‡	Board A
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio‡	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio##	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	Board A
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	Board A
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	Board A
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio†	Board A
Legg Mason Partners Variable Dividend Strategy Portfolio	Board A
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio##	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	Board A
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	Board A

Legg Mason Partners Variable Income Trust

Funds#	To Be Overseen by
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	Board B
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	Board B
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	Board B
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	Board B
Legg Mason Partners Variable Government Portfolio	Board B
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	Board B
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	Board B

Legg Mason Partners Money Market Trust

Funds#	To Be Overseen by
California Money Market Portfolio	Board B
Massachusetts Money Market Portfolio	Board B
New York Money Market Portfolio	Board B

Funds#	To Be Overseen by
Smith Barney Municipal Money Market Fund Inc.	Board B
Legg Mason Partners Exchange Reserve Fund	Board B
Smith Barney Money Funds—Cash Portfolio*	Board B
Smith Barney Money Funds—Government Portfolio	Board B
Citi Cash Reserves	Board B
Citi U.S. Treasury Reserves	Board B
Citi Tax Free Reserves	Board B
Citi California Tax Free Reserves	Board B
Citi Connecticut Tax Free Reserves	Board B
Citi New York Tax Free Reserves	Board B
Salomon Brothers New York Municipal Money Market Fund	Board B

Legg Mason Partners Institutional Trust

Funds#	To Be Overseen by
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	Board B
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	Board B
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	Board B
Citi Institutional Liquid Reserves	Board B
Citi Institutional Cash Reserves	Board B
Citi Institutional U.S. Treasury Reserves	Board B
Citi Institutional Tax Free Reserves	Board B
Citi Institutional Enhanced Income Fund	Board B
Salomon Brothers Institutional Money Market Fund	Board B

Legg Mason Partners Premium Money Market Trust

Funds#	To Be Overseen by
Citi Premium Liquid Reserves	Board B
Citi Premium U.S. Treasury Reserves	Board B

Master Portfolio Trust**

Funds#	To Be Overseen by
Liquid Reserves Portfolio	Board B
U.S. Treasury Reserves Portfolio	Board B
Tax Free Reserves Portfolio	Board B
Prime Cash Reserves Portfolio	Board B
Institutional Enhanced Portfolio	Board B

Legg Mason Partners Trust II††

Funds#	To Be Overseen by
Legg Mason Partners Capital Preservation Fund	Board B
Legg Mason Partners Capital Preservation Fund II	Board B

#	The current names of the Funds are used in this Appendix M.
*	The vote of the shareholders of this Fund for the restructuring of the Fund is being sought in a separate proxy statement.
†	One of these Funds is currently a series of Legg Mason Partners Variable Portfolios II, and the other is currently a series of Legg Mason Partners Investment Series. If a contemplated reorganization involving the latter Fund is approved by the Fund’s shareholders, the Fund would not be included in the Step 2 Reorganizations and would not become a series of Legg Mason Partners Variable Equity Trust. If the contemplated reorganization of the Fund is not approved, it is expected that the Fund would be renamed.
‡	One of these Funds is currently a series of Legg Mason Partners Variable Portfolios II, and the other is currently a series of Legg Mason Partners Variable Portfolios III, Inc. If a contemplated reorganization involving the former Fund is approved by the Fund’s shareholders, the Fund would not be included in the Step 2 Reorganizations and would not become a series of Legg Mason Partners Variable Equity Trust. If the contemplated reorganization of the Fund is not approved, it is expected that the Fund would be renamed.

##	One of these Funds is currently a series of Legg Mason Partners Variable Portfolios III, Inc., and the other is currently a series of Legg Mason Partners Variable Portfolios I, Inc. If a contemplated reorganization involving the latter Fund is approved by the Fund’s shareholders, the Fund would not be included in the Step 2 Reorganizations and would not become a series of Legg Mason Partners Variable Equity Trust. If the contemplated reorganization of the Fund is not approved, it is expected that the Fund would be renamed.
**	These Funds, which serve as master funds in master-feeder fund structures, are not covered by this Joint Proxy Statement.
††	As discussed in this Joint Proxy Statement, these Funds are not included in the restructuring initiative.

Appendix N

Form of Step 2

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [    ], 2007, by and among [            ], a Maryland business trust (the “Successor Entity”), with its principal place of business at 100 Light Street, Baltimore, Maryland 21202, on behalf of each of its series listed in Exhibit A attached hereto (each, a “Successor Fund”), [                            ], a Massachusetts business trust (the “Predecessor Entity”), with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of each of its series listed in Exhibit A attached hereto (each, a “Predecessor Fund”) and, solely for purposes of paragraph 10.2 hereof, Legg Mason, Inc.

WHEREAS, each of the Predecessor Funds is a series of the Predecessor Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Successor Funds has been organized in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted, with respect to each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A, as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, the contemplated reorganization for each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A (each, a “Reorganization”) will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund to the Successor Fund in exchange solely for classes of shares of beneficial interest of the Successor Fund (“Successor Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Predecessor Fund (“Predecessor Fund Shares”), as described herein, (2) the assumption by the Successor Fund of all liabilities of the Predecessor Fund, and (3) the subsequent distribution of the Successor Fund Shares (which shall then constitute all of the assets of the Predecessor Fund) to the shareholders of the corresponding Predecessor Fund in complete liquidation of the Predecessor Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, following the Reorganization of each Predecessor Fund, the Predecessor Entity shall voluntarily dissolve in accordance with Massachusetts law;

WHEREAS, the Board of Trustees of the Successor Entity (the “Successor Entity Board”) has determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund and its shareholders;

WHEREAS, the Board of Trustees of the Predecessor Entity (the “Predecessor Entity Board”) has determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of each Predecessor Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction; and

WHEREAS, the Predecessor Entity, on behalf of each of certain Predecessor Funds identified in Exhibit B (“Contingent Predecessor Funds”), has entered into an agreement and plan of reorganization pursuant to which each Contingent Predecessor Fund will be reorganized with another registered investment company or series thereof (with respect to each Contingent Predecessor Fund, the “Primary Reorganization”), subject to approval of the Primary Reorganization by the shareholders of such Contingent Predecessor Fund, and this Agreement shall not be effective with respect to such Contingent Predecessor Fund in the event that the Primary Reorganization is consummated;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund’s property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and the Successor Entity, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number, determined in accordance with paragraph 1.4, of full and fractional Successor Fund Shares corresponding to each class of the Predecessor Fund Shares as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions, in each case with respect to a Predecessor Fund and a corresponding Successor Fund, shall take place on a closing date as provided for in paragraph 3.1 (a “Closing Date”). Exhibit A attached hereto shows each Successor Fund and its classes of shares and the corresponding Predecessor Fund and its classes of shares. [Add as appropriate—For purposes of this Agreement, each class of shares of each Predecessor Fund as set forth on Exhibit A corresponds to the class of shares of the corresponding Successor Fund as set forth on such Exhibit, and the term Successor Fund Shares should be read to include each such class of shares of such Successor Fund.]

1.2 The property and assets of the Predecessor Entity, attributable to each Predecessor Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the corresponding Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, with respect to each Predecessor Fund separately, “Assets”). The Successor Entity, on behalf of each Successor Fund, shall assume all of the liabilities and obligations of the corresponding Predecessor Fund, including, without limitation, all indemnification obligations of such Predecessor Fund with respect to the current and former Trustees and officers of the Predecessor Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, with respect to each Predecessor Fund separately, “Liabilities”). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Entity, on behalf of the corresponding Successor Fund, any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Entity, on behalf of the corresponding Successor Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Entity, on behalf of the corresponding Successor Fund.

1.3 Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Entity, on behalf of such Predecessor Fund, as the then sole shareholder of the corresponding Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of Successor Fund Shares, (c) approve any agreement and plan of reorganization with respect to the Predecessor Fund that is assumed by the Successor Fund, (d) elect Trustees of the Successor Entity, on behalf of the Successor Fund and (e) approve any other matter for which shareholder approval is required.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Predecessor Entity shall take such actions necessary to complete the Reorganization of each Predecessor Fund. To complete the Reorganization, the Predecessor Entity, on behalf of each Predecessor Fund, shall (a) distribute to its shareholders of record with respect to each class of Predecessor Fund Shares as of the Closing Date (“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by the Predecessor Entity, on behalf of the Predecessor Fund, pursuant to paragraph 1.1, in complete redemption of such Predecessor Fund Shares and (b) terminate and dissolve in accordance with applicable Massachusetts law. Such distribution and redemption shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders, and the cancellation of all issued and outstanding Predecessor Fund Shares on the books of the Predecessor Fund. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of the corresponding class owned by Predecessor Fund Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing any class of Successor Fund Shares in connection with such exchange.

1.5 Ownership of Successor Fund Shares will be shown on the books of each Successor Fund’s transfer agent.

1.6 Any regulatory reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Entity, on behalf of such Predecessor Fund.

2.	VALUATION

The value of the Assets and the amount of the Liabilities of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Fund, and after the declaration of any dividends by the Predecessor Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Predecessor Entity Board. All computations of value and amounts shall be made by the fund accountant for each Predecessor Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date with respect to each Reorganization shall be [                    ], 2007, or such other date as the parties may agree with respect to such Reorganization. All acts taking place at the closing of a Reorganization as provided for in this Agreement with respect to each such Reorganization (a “Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date for such Reorganization unless otherwise agreed to by the parties. The close of business on a Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Predecessor Fund’s net asset value is calculated in accordance with Section 2 and after the declaration of any dividends. Each Closing shall be held at the offices of [            ] or at such other time and/or place as the parties may agree.

3.2 The Predecessor Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Predecessor Fund that the Custodian maintains as custodian for the Predecessor Fund to the accounts of the Successor Fund that the Custodian maintains as custodian for the Successor Fund and to deliver to the Successor Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Predecessor Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Predecessor Entity shall direct [            ], in its capacity as transfer agent for each Predecessor Fund (“Transfer Agent”), to deliver to the Successor Entity at the Closing of the Reorganization of such Predecessor Fund a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of each outstanding class of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.4. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable (in the judgment of the Predecessor Entity Board with respect to such Predecessor Fund), the Closing Date with respect to such Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Successor Entity in Schedule 4.1 of this Agreement, the Predecessor Entity, on behalf of each Predecessor Fund, severally, but not jointly, represents and warrants to the Successor Entity and the corresponding Successor Fund as follows:

(a) Such Predecessor Fund is duly established as a series of the Predecessor Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Predecessor Entity’s Declaration of Trust, as amended (the “Predecessor Entity Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Predecessor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Predecessor Entity. The Predecessor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Predecessor Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares of such Predecessor Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Predecessor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of such Predecessor Fund (true and correct copies of which have been delivered to the Successor Entity) and each prospectus and statement of additional information of such Predecessor Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Predecessor Entity, on behalf of such Predecessor Fund, will have good and marketable title to such Predecessor Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Entity, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) Such Predecessor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result, in a material violation of Massachusetts law or of the Predecessor Entity Charter or the by-laws of the Predecessor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of such Predecessor Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Trustees of the Predecessor Entity, and those contracts listed in Schedule 4.1) will terminate without liability to such Predecessor Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Predecessor Fund and, to the Predecessor Fund’s knowledge, the other parties thereto

(assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Predecessor Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Entity’s knowledge, threatened against the Predecessor Entity, with respect to such Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Predecessor Fund’s business. The Predecessor Entity, on behalf of such Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Predecessor Fund’s business or the Predecessor Entity’s ability to consummate the transactions herein contemplated on behalf of such Predecessor Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Predecessor Fund as at the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Entity) present fairly, in all material respects, the financial condition of such Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if any Predecessor Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing—The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of each Predecessor Fund as at the last day of the most recently completed fiscal half year of such Predecessor Fund following the date of the audited annual statements referenced above [are/will be when sent to Predecessor Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements [present/will present] fairly, in all material respects, the financial condition of such Predecessor Fund, and all known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, there has not been any material adverse change in such Predecessor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by such Predecessor Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by such Predecessor Fund, the discharge of such Predecessor Fund’s liabilities, or the redemption of Predecessor Fund Shares by shareholders of such Predecessor Fund shall not constitute a material adverse change.

(k) Each Predecessor Fund is a separate fund of the Predecessor Entity within the meaning of Section 851(g) of the Code.

(l) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of such Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and shall be correct in all material respects, and all taxes required to be paid by such Predecessor Fund (whether or not shown or required to be shown as due on any return) shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Entity’s knowledge, no such return shall be under audit and no additional assessment of any tax shall have been proposed or asserted by any governmental authority with respect to such Predecessor Fund.

(m) For each taxable year of its operation, such Predecessor Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Predecessor Entity reasonably expects that the corresponding Successor Fund, as successor to such Predecessor Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

(n) All issued and outstanding Predecessor Fund Shares of such Predecessor Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Predecessor Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares of such Predecessor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Predecessor Fund, as provided in paragraph 3.3. Such Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares of such Predecessor Fund, nor is there outstanding any security convertible into any of the Predecessor Fund Shares of such Predecessor Fund.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Predecessor Entity Board, on behalf of such Predecessor Fund, and this Agreement constitutes a valid and binding obligation of the Predecessor Entity, on behalf of such Predecessor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) If shareholder approval of the Predecessor Fund is being sought, the provisions of the Proxy Statement (as defined in paragraph 5.2) relating to such Predecessor Fund, on the date thereof and at all times prior to the conclusion of the shareholder meeting of the Predecessor Entity will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Successor Entity, on behalf of the corresponding Successor Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Predecessor Entity, on behalf of such Predecessor Fund, for use in the registration statement on Form N-1A of the Successor Entity with respect to the corresponding Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Predecessor Entity in Schedule 4.2 to this Agreement, the Successor Entity, on behalf of each Successor Fund, severally, but not jointly, represents and warrants to the Predecessor Entity and the corresponding Predecessor Fund as follows:

(a) Such Successor Fund is duly established as a series of the Successor Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Maryland with the power under the Successor Entity’s Declaration of Trust (the “Successor Entity Charter”) to own all of the Assets of the corresponding Predecessor Fund and to carry on its business as contemplated by this Agreement. The Successor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Successor Entity. The Successor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(b).

(b) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(c) Such Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Successor Fund will not have any assets or liabilities or have carried on any business activities.

(d) Such Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result, in a material violation of Maryland law or the Successor Entity Charter or the by-laws of the Successor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound.

(e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Entity’s knowledge, threatened against the Successor Entity, with respect to such Successor Fund or its properties or assets, that, if adversely determined, would materially and adversely affect such Successor Fund’s financial condition or the conduct of such Successor Fund’s business. The Successor Entity, on behalf of Successor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Successor Fund’s business or the Successor Entity’s ability to consummate the transactions herein contemplated on behalf of such Successor Fund.

(f) Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares of such Successor Fund, including those Successor Fund Shares to be delivered by such Successor Fund to the applicable Predecessor Fund in accordance with paragraph 1.4, will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Successor Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares of such Successor Fund, nor is there outstanding any security convertible into any Successor Fund Shares of such Successor Fund.

(g) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Successor Entity Board, and this Agreement constitutes a valid and binding obligation of the Successor Entity, on behalf of such Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) If shareholder approval of the Predecessor Fund is being sought, the information to be furnished by the Successor Entity on behalf of such Successor Fund for use in the proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto. The information to be furnished by such Successor Fund for use in the registration statement on Form N-1A of the Successor Entity with respect to the Successor Fund and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto, and shall not, as of the effective date of such registration statement, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not materially misleading.

(i) Each Successor Fund is a separate fund of the Successor Entity within the meaning of Section 851(g) of the Code.

(j) Such Successor Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the corresponding Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, such Successor Fund shall not ever have held any assets and shall not ever have carried on any business activities whatsoever.

(k) For the taxable year that includes the Closing Date and for subsequent taxable periods, the Successor Entity reasonably expects that such Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

5.	COVENANTS

The Predecessor Entity, on behalf of each Predecessor Fund, and the Successor Entity, on behalf of each Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

5.1 The Predecessor Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

5.2 If approval of shareholders is required, the Predecessor Entity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Entity will prepare, file with the Commission, and deliver to its shareholders in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3 The Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Predecessor Entity, on behalf of each Predecessor Fund, will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares of such Predecessor Fund.

5.5 Subject to the provisions of this Agreement, the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Successor Entity, on behalf of each Successor Fund, will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

5.7 Each of the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Predecessor Entity, on behalf of each Predecessor Fund, will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the corresponding Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Entity’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Successor Entity, on behalf of each Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor Entity, on behalf of each Predecessor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Predecessor Entity’s election, to the following conditions with respect to the applicable Predecessor Fund:

6.1 All representations and warranties of the Successor Entity, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

6.2 The Successor Entity, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of such Successor Fund, on or before the applicable Closing Date.

6.3 The Successor Entity, on behalf of such Successor Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Predecessor Fund and all such other agreements and instruments as the Predecessor Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Successor Entity, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of the Successor Entity, on behalf of such Successor Fund, by the Successor Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Predecessor Entity and dated as of the applicable Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Predecessor Entity shall reasonably request.

6.5 The Successor Entity, on behalf of such Successor Fund, and the Predecessor Entity, on behalf of the corresponding Predecessor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Entity, on behalf of each Successor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Successor Entity’s election, to the following conditions with respect to the applicable Successor Fund:

7.1 All representations and warranties of the Predecessor Entity, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

7.2 The Predecessor Entity, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Entity, on behalf of such Predecessor Fund, on or before the applicable Closing Date.

7.3 The Predecessor Entity shall have delivered to the Successor Entity, on behalf of such Successor Fund, a Statement of Assets and Liabilities of the corresponding Predecessor Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Entity on behalf of such Predecessor Fund. The Predecessor Entity, on behalf of such Predecessor Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm (a) the Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Predecessor Entity, on behalf of such Predecessor Fund, shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Entity, on behalf of such Predecessor Fund, by the Predecessor Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Successor Entity shall reasonably request.

7.5 The Predecessor Entity, on behalf of such Predecessor Fund, and the Successor Entity, on behalf of the corresponding Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Entity, on behalf of each Predecessor Fund, or the Successor Entity, on behalf of the corresponding Successor Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Predecessor Fund or Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Predecessor Fund and its corresponding Successor Fund:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Entity, if such approval is required, in accordance with the provision of the Predecessor Entity Charter, the by-laws of the Predecessor Entity, and Massachusetts law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Entity, with respect to such Predecessor Fund, or the Successor Entity, with respect to such Successor Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Entity to permit consummation, in all material respects, of the transactions contemplated with respect to such Successor Fund or corresponding Predecessor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The registration statement of the Predecessor Entity under the 1933 Act and the 1940 Act with respect to such Predecessor Fund shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Entity shall have expressly adopted such amended registration statement with respect to the corresponding Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Entity shall have been amended to reflect the Reorganization, and the Successor Entity shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Bingham McCutchen LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Predecessor Entity, on behalf of the applicable Predecessor Fund, by the Successor Entity, on behalf of the applicable Successor Fund, and by their respective authorized officers, substantially to the effect that, for federal income tax purposes, (i) the transfer to such Successor Fund of all of the assets of such Predecessor Fund in exchange solely for Successor Fund Shares and the assumption by such Successor Fund of all of the liabilities of such Predecessor Fund, followed by the distribution of such Successor Fund Shares to the shareholders of such Predecessor Fund and the dissolution or termination of such Predecessor Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such Successor Fund and such Predecessor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Predecessor Fund upon the transfer of its Assets to such corresponding Successor Fund solely in exchange for the Successor Fund Shares of such Successor Fund and the assumption by such Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by such Predecessor Fund to its shareholders in liquidation, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code and (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (iii) the basis in the hands of such Successor Fund of the Assets of such corresponding Predecessor Fund will be the same as the basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund upon the transfer; (iv) the holding periods of the Assets in the hands of such Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by such Predecessor Fund; (v) no gain or loss will be recognized by such Successor Fund upon receipt of the Assets solely in exchange for the Successor Fund Shares and the assumption by such Successor Fund of the Liabilities of such corresponding Predecessor Fund; (vi) no gain or loss will be recognized by the shareholders of such Predecessor Fund upon the exchange of all of their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; and (viii) each Predecessor Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefor, provided that he or she held such Predecessor Fund Shares as capital assets. The delivery of such opinion is conditioned upon receipt by Bingham McCutchen LLP of representations it shall request of the Successor Entity and the Predecessor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Successor Entity, on behalf of each Successor Fund, shall have received on the applicable Closing Date an opinion of [Predecessor Fund counsel], in a form reasonably satisfactory to the Successor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, and its authorized officers: (a) the Predecessor Entity is a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Predecessor Entity, with respect to the corresponding Predecessor Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Predecessor Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) the Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, and assuming due authorization, execution and delivery of this Agreement by the Successor Entity, on behalf of such Successor Fund, constitutes a valid and legally binding obligation of the Predecessor Entity, on behalf of the corresponding Predecessor Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement will not, violate the Predecessor Entity Charter or the by-laws of the Predecessor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Predecessor Entity, on behalf of the corresponding Predecessor Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the transfer of the Assets for Successor Fund Shares and the assumption by the Successor Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Predecessor Entity pursuant to paragraph 4.1 of the Agreement, the corresponding Predecessor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of such Predecessor Fund. Such opinion may state that it is solely for the benefit of the Successor Entity and the Successor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Predecessor Fund counsel] appropriate to render the opinions expressed therein. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Successor Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

8.7 The Predecessor Entity, on behalf of each Predecessor Fund, shall have received on the applicable Closing Date an opinion of [Successor Fund counsel], in a form reasonably satisfactory to the Predecessor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the corresponding Successor Fund and its authorized officers: (a) the Successor Entity is a business trust validly existing under the laws of the State of Maryland; (b) the Successor Entity, with respect to the corresponding Successor Fund, has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Successor Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Successor Entity, on behalf of the corresponding Successor Fund, and assuming due authorization, execution and delivery of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, constitutes a valid and legally binding obligation of the Successor Entity, on behalf of the corresponding Successor Fund, enforceable against the Successor Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Successor Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the

Successor Entity Charter or the by-laws of the Successor Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Successor Entity, on behalf of the corresponding Successor Fund, under the federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Successor Fund Shares in exchange for the transfer of the Assets and the assumption of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Successor Entity pursuant to paragraph 4.2 of the Agreement, the corresponding Successor Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of such Successor Fund. Such opinion may state that it is solely for the benefit of the Predecessor Entity and the Predecessor Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Successor Fund Counsel] appropriate to render the opinions expressed therein. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Predecessor Entity, they have relied on the opinion of [                    ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                    ].

9.	INDEMNIFICATION

The Successor Entity, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Entity and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not (a) in violation of applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND EXPENSES

10.1 The Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 Legg Mason will pay the proxy solicitation, mailing and attestation costs of each Reorganization. The remaining costs attributable to each Reorganization, which include postage and printing costs, will be divided between Legg Mason, on the one hand, and each Successor Fund and Predecessor Fund, on the other hand, in accordance with an allocation approved by the Predecessor Entity and Successor Entity Boards. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Successor Entity and the Predecessor Entity agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Entity, and the obligations of the Successor Entity, on behalf of each Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Successor Fund or Predecessor Fund at any time prior to the Closing Date with respect to the applicable Reorganization by resolution of the Successor Entity Board or the Predecessor Entity Board, as applicable, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Successor Fund or such Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated. The termination of this Agreement with respect to a Predecessor Fund or its corresponding Successor Fund shall not affect the continued effectiveness of this Agreement with respect to any other Predecessor Fund or Successor Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Entity and the Successor Entity; provided, however, that following the meeting of the Predecessor Fund shareholders called by the Predecessor Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Predecessor Entity, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Successor Entity, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

15.6 The Predecessor Entity Charter is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Predecessor Entity Charter, the obligations of the Predecessor Entity with respect to any Predecessor Fund entered into in the name or on behalf the Predecessor Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Predecessor Entity personally, but bind only the assets of the Predecessor Entity belonging to the applicable Predecessor Fund, and all persons dealing with any series or funds of Predecessor Entity must look solely to the assets of the Predecessor Entity belonging to such series or fund for the enforcement of any claims against the Predecessor Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[SUCCESSOR ENTITY], on behalf of each of its series listed in Exhibit A attached hereto		[PREDECESSOR ENTITY], on behalf of each of its series listed in Exhibit A attached hereto

By:		By:
	Name: Title:		Name: Title:

LEGG MASON, INC. solely with respect to paragraph 10.2 hereof

By:
Name: Title:

Appendix O

Fundamental Policy Proposals and Funds Affected

Proposal No. 4-A—Revise the fundamental policy relating to borrowing money.

Proposal No. 4-B—Revise the fundamental policy relating to underwriting.

Proposal No. 4-C—Revise the fundamental policy relating to lending.

Proposal No. 4-D—Revise the fundamental policy relating to issuing senior securities.

Proposal No. 4-E—Revise the fundamental policy relating to real estate.

Proposal No. 4-F—Revise the fundamental policy relating to commodities.

Proposal No. 4-G—Revise the fundamental policy relating to concentration.

Proposal No. 4-H—Remove the fundamental policy relating to diversification.

Proposal No. 4-I—Remove the additional fundamental policy relating to diversification.

Proposal No. 4-J—Convert the Fund’s investment objective from fundamental to non-fundamental.

Proposal No. 4-K—Remove the fundamental policy relating to the purchase of illiquid securities.

Proposal No. 4-L—Remove the fundamental policy relating to purchasing securities on margin.

Proposal No. 4-M—Remove the fundamental policy relating to short sales.

Proposal No. 4-N—Remove the fundamental policy relating to both purchasing securities on margin and making short sales.

Proposal No. 4-O—Remove the fundamental policy relating to investment in other investment companies.

Proposal No. 4-P—Remove the additional fundamental policy relating to borrowing money.

Proposal No. 4-Q—Remove the fundamental policy relating to pledging assets.

Proposal No. 4-R—Convert the fundamental policy relating to investment in convertible securities to non-fundamental.

Proposal No. 4-S—Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental.

Proposal No. 4-T-1—Remove the fundamental policy relating to investment made in oil, gas or other mineral exploration development programs or mineral leases.

Proposal No. 4-T-2—Remove the fundamental policy relating to investment made for the purpose of exercising control or management.

Proposal No. 4-T-3—Remove the fundamental policy relating to warrants.

Proposal No. 4-T-4—Remove the fundamental policy relating to equity securities and bonds.

Proposal No. 4-T-5—Remove the fundamental policy relating to related party investments.

Proposal No. 4-T-6—Remove the fundamental policy relating to investment in unseasoned issuers.

Proposal No. 4-T-7—Remove the fundamental policy relating to investment in affiliates of affiliates.

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Legg Mason Partners Lifestyle Balanced Fund	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Lifestyle Conservative Fund	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Lifestyle Growth Fund	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Lifestyle High Growth Fund	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Lifestyle Income Fund	✓	✓	✓	✓	✓	✓				✓

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Legg Mason Partners Variable Lifestyle Balanced Portfolio	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Variable Lifestyle Growth Portfolio	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Variable Lifestyle High Growth Portfolio	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓					✓
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓					✓
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓					✓
Legg Mason Partners Investment Grade Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓	✓
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓	✓
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓	✓
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	✓	✓	✓	✓	✓	✓	✓			✓	✓
Legg Mason Partners Multiple Discipline Funds All Cap and International	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Real Return Strategy Fund	✓	✓	✓	✓	✓	✓				✓
Legg Mason Partners Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Small Cap Value Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Hansberger Global Value Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Legg Mason Partners Government Securities Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Social Awareness Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
California Money Market Portfolio	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Florida Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Georgia Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Intermediate-Term Municipals Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners National Municipals Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Massachusetts Money Market Portfolio	✓	✓	✓	✓	✓	✓	✓			✓
New York Money Market Portfolio.	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners New York Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Pennsylvania Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Smith Barney Municipal Money Market Fund Inc.	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Large Cap Value Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners U.S. Government Securities Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Short-Term Investment Grade Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Capital and Income Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Convertible Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓				✓
Legg Mason Partners Dividend and Income Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓
Legg Mason Partners Diversified Strategic Income Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓
Legg Mason Partners Exchange Reserve Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓									✓
Legg Mason Partners High Income Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓
Legg Mason Partners Municipal High Income Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓
Legg Mason Partners Total Return Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓
Legg Mason Partners Small Cap Core Fund, Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓
Smith Barney Money Funds—Government Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Legg Mason Partners Fundamental Value Fund, Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Managed Municipals Fund, Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners California Municipals Fund, Inc	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners New Jersey Municipals Fund, Inc	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Oregon Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Arizona Municipals Fund, Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Core Plus Bond Fund, Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Financial Services Fund	✓	✓	✓	✓	✓	✓				✓	✓
Legg Mason Partners Health Sciences Fund	✓	✓	✓	✓	✓	✓				✓	✓
Legg Mason Partners Technology Fund	✓	✓	✓	✓	✓	✓				✓	✓
Legg Mason Partners Massachusetts Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Classic Values Fund	✓	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Intermediate Maturity California Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Legg Mason Partners Intermediate Maturity New York Municipals Fund	✓	✓	✓	✓	✓	✓	✓			✓
Legg Mason Partners Large Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners S&P 500 Index Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Mid Cap Core Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Appreciation Fund, Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Inflation Management Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners International All Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓	✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓						✓
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓
Legg Mason Partners Adjustable Rate Income Fund	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓	✓
Legg Mason Partners International Fund	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Growth and Income Fund	✓	✓	✓	✓	✓	✓	✓												✓
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	✓	✓	✓	✓	✓	✓	✓

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	✓	✓	✓	✓	✓	✓	✓												✓
Legg Mason Partners Variable Government Portfolio	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Variable Dividend Strategy Portfolio	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Diversified Large Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Small Cap Growth Opportunities Fund	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Global Equity Fund	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Capital Preservation Fund
Legg Mason Partners Capital Preservation Fund II
Legg Mason Partners Short Duration Municipal Income Fund	✓	✓	✓	✓	✓	✓	✓
Salomon Brothers National Tax Free Bond Fund	✓	✓	✓	✓	✓	✓	✓
Salomon Brothers California Tax Free Bond Fund	✓	✓	✓	✓	✓	✓	✓
Salomon Brothers New York Tax Free Bond Fund	✓	✓	✓	✓	✓	✓	✓
Salomon Brothers Mid Cap Fund	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	✓	✓	✓	✓	✓	✓	✓	✓	✓
Citi Premium Liquid Reserves	✓	✓	✓	✓	✓	✓
Citi Premium U.S. Treasury Reserves	✓	✓	✓	✓	✓	✓
Citi Institutional Liquid Reserves	✓	✓	✓	✓	✓	✓
Citi Institutional Cash Reserves	✓	✓	✓	✓	✓	✓
Citi Institutional U.S. Treasury Reserves	✓	✓	✓	✓	✓	✓
Citi Institutional Tax Free Reserves	✓	✓	✓	✓	✓	✓
Citi Institutional Enhanced Income Fund	✓	✓	✓	✓	✓	✓	✓
Legg Mason Partners Emerging Markets Equity Fund	✓	✓	✓	✓	✓	✓	✓
Citi Cash Reserves	✓	✓	✓	✓	✓	✓
Citi U.S. Treasury Reserves	✓	✓	✓	✓	✓	✓
Citi Tax Free Reserves	✓	✓	✓	✓	✓	✓
Citi California Tax Free Reserves	✓	✓	✓	✓	✓	✓
Citi Connecticut Tax Free Reserves	✓	✓	✓	✓	✓	✓
Citi New York Tax Free Reserves	✓	✓	✓	✓	✓	✓

Proposals
Fund	4-A	4-B	4-C	4-D	4-E	4-F	4-G	4-H	4-I	4-J	4-K	4-L	4-M	4-N	4-O	4-P	4-Q	4-R	4-S	4-T-1	4-T-2	4-T-3	4-T-4	4-T-5	4-T-6	4-T-7
Salomon Brothers Capital Fund Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓			✓	✓					✓	✓	✓		✓	✓	✓
The Salomon Brothers Fund Inc	✓	✓	✓	✓	✓	✓	✓			✓	✓				✓						✓
Salomon Brothers Investors Value Fund Inc	✓	✓	✓	✓	✓	✓	✓	✓		✓				✓	✓									✓	✓	✓
Salomon Brothers Balanced Fund	✓	✓	✓	✓	✓	✓	✓	✓							✓
Salomon Brothers High Yield Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓							✓
Salomon Brothers Institutional Money Market Fund
Salomon Brothers New York Municipal Money Market Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓			✓	✓	✓
Salomon Brothers Short/Intermediate U.S. Government Fund	✓	✓	✓	✓	✓	✓	✓	✓							✓
Salomon Brothers Small Cap Growth Fund	✓	✓	✓	✓	✓	✓	✓	✓							✓
Salomon Brothers Strategic Bond Fund	✓	✓	✓	✓	✓	✓	✓	✓							✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	✓	✓	✓	✓	✓	✓	✓								✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	✓	✓	✓	✓	✓	✓	✓	✓							✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	✓	✓	✓	✓	✓	✓	✓	✓							✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	✓	✓	✓	✓	✓	✓	✓	✓							✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	✓	✓	✓	✓	✓	✓	✓	✓							✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	✓	✓	✓	✓	✓	✓	✓	✓							✓
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	✓	✓	✓	✓	✓	✓	✓	✓							✓
Western Asset Emerging Markets Debt Portfolio	✓	✓	✓	✓	✓	✓	✓			✓		✓			✓
Western Asset Global High Yield Bond Portfolio	✓	✓	✓	✓	✓	✓	✓	✓		✓		✓			✓

Appendix P

Comparison of Current and Proposed Fundamental Policies

The following are fourteen charts comparing the current and proposed fundamental investment policies of each of the Funds. Funds are grouped by chart based on similarities in their current fundamental investment policies. You should look for the chart or charts containing a comparison of the fundamental investment policies for your Fund or Funds, as the case may be.

Please note that the charts may not include the exact wording of the fundamental investment descriptions described. For example, references to a particular Fund or to a “Portfolio” have been disregarded in favor of the consistent use of the term “Fund.” Also, in some cases where a current policy relates to multiple matters, the individual items are addressed separately in the charts to facilitate a comparison with the corresponding proposed policy. In addition, grammatical differences, such as the use of singular versus plural and other immaterial variations in wording have been disregarded.

Fund	Chart No.
Existing Board 1
Legg Mason Partners Lifestyle Balanced Fund	1
Legg Mason Partners Lifestyle Conservative Fund	1
Legg Mason Partners Lifestyle Growth Fund	1
Legg Mason Partners Lifestyle High Growth Fund	1
Legg Mason Partners Lifestyle Income Fund	1
Legg Mason Partners Variable Lifestyle Balanced Portfolio	1
Legg Mason Partners Variable Lifestyle Growth Portfolio	1
Legg Mason Partners Variable Lifestyle High Growth Portfolio	1
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	1
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	1
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	1
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	1
Existing Board 2
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	6
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	6
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	6
Legg Mason Partners Investment Grade Bond Fund	2
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	2
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	2
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	2
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	2
Legg Mason Partners Multiple Discipline Funds All Cap and International	2
Legg Mason Partners Real Return Strategy Fund	2
Legg Mason Partners Small Cap Growth Fund	2
Legg Mason Partners Small Cap Value Fund	2
Legg Mason Partners Hansberger Global Value Fund	3
Legg Mason Partners Government Securities Fund	2
Existing Board 3
Legg Mason Partners Social Awareness Fund	2
California Money Market Portfolio	4
Legg Mason Partners Florida Municipals Fund	4
Legg Mason Partners Georgia Municipals Fund	4
Legg Mason Partners Intermediate-Term Municipals Fund	4
Legg Mason Partners National Municipals Fund	4
Massachusetts Money Market Portfolio	4
New York Money Market Portfolio	4
Legg Mason Partners New York Municipals Fund	4
Legg Mason Partners Pennsylvania Municipals Fund	4
Smith Barney Municipal Money Market Fund Inc.	2

Fund	Chart No.
Legg Mason Partners Large Cap Value Fund	2
Legg Mason Partners U.S. Government Securities Fund	2
Legg Mason Partners Short-Term Investment Grade Bond Fund	4
Legg Mason Partners Capital and Income Fund	5
Legg Mason Partners Convertible Fund	5
Legg Mason Partners Dividend and Income Fund	5
Legg Mason Partners Diversified Strategic Income Fund	5
Legg Mason Partners Exchange Reserve Fund	5
Legg Mason Partners High Income Fund	5
Legg Mason Partners Municipal High Income Fund	5
Legg Mason Partners Total Return Bond Fund	5
Legg Mason Partners Small Cap Core Fund, Inc	2
Smith Barney Money Funds—Government Portfolio	4
Existing Board 4
Legg Mason Partners Fundamental Value Fund, Inc.	2
Existing Board 5
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	2
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	2
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	2
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	2
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	2
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	2
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	2
Legg Mason Partners Managed Municipals Fund, Inc.	3
Legg Mason Partners California Municipals Fund, Inc.	3
Legg Mason Partners New Jersey Municipals Fund, Inc.	3
Legg Mason Partners Oregon Municipals Fund	3
Legg Mason Partners Arizona Municipals Fund, Inc.	3
Legg Mason Partners Core Plus Bond Fund, Inc.	2
Legg Mason Partners Financial Services Fund	3
Legg Mason Partners Health Sciences Fund	3
Legg Mason Partners Technology Fund	3
Legg Mason Partners Massachusetts Municipals Fund	3
Legg Mason Partners Classic Values Fund	2
Legg Mason Partners Intermediate Maturity California Municipals Fund	2
Legg Mason Partners Intermediate Maturity New York Municipals Fund	2
Legg Mason Partners Large Cap Growth Fund	2
Legg Mason Partners S&P 500 Index Fund	2
Legg Mason Partners Mid Cap Core Fund	2
Legg Mason Partners Appreciation Fund, Inc.	3
Existing Board 6
Legg Mason Partners Inflation Management Fund	2
Legg Mason Partners International All Cap Growth Fund	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	2

Fund	Chart No.
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	2
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	3
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	12
Existing Board 7
Legg Mason Partners Adjustable Rate Income Fund	2
Existing Board 8
Legg Mason Partners International Fund	7
Legg Mason Partners Growth and Income Fund	7
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	7
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	7
Legg Mason Partners Variable Government Portfolio	7
Legg Mason Partners Variable Dividend Strategy Portfolio	7
Legg Mason Partners Diversified Large Cap Growth Fund	7
Legg Mason Partners Small Cap Growth Opportunities Fund	7
Legg Mason Partners Global Equity Fund	7
Legg Mason Partners Short Duration Municipal Income Fund	7
Salomon Brothers National Tax Free Bond Fund	9
Salomon Brothers California Tax Free Bond Fund	9
Salomon Brothers New York Tax Free Bond Fund	9
Salomon Brothers Mid Cap Fund	7
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	9
Citi Premium Liquid Reserves	7
Citi Premium U.S. Treasury Reserves	7
Citi Institutional Liquid Reserves	7
Citi Institutional Cash Reserves	7
Citi Institutional U.S. Treasury Reserves	7
Citi Institutional Tax Free Reserves	7
Citi Institutional Enhanced Income Fund	7
Legg Mason Partners Emerging Markets Equity Fund	7
Citi Cash Reserves	7
Citi U.S. Treasury Reserves	7
Citi Tax Free Reserves	7
Citi California Tax Free Reserves	7
Citi Connecticut Tax Free Reserves	7
Citi New York Tax Free Reserves	7
Existing Board 9
Salomon Brothers Balanced Fund	8
Salomon Brothers High Yield Bond Fund	8
Salomon Brothers New York Municipal Money Market Fund	10
Salomon Brothers Short/Intermediate U.S. Government Fund	8
Salomon Brothers Small Cap Growth Fund	8
Salomon Brothers Strategic Bond Fund	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	8
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	8
Western Asset Emerging Markets Debt Portfolio	11
Western Asset Global High Yield Bond Portfolio	11

Fund	Chart No.
Existing Board 10
Salomon Brothers Capital Fund Inc	13
The Salomon Brothers Fund Inc	14
Salomon Brothers Investors Value Fund Inc	15

Chart 1

Legg Mason Partners Lifestyle Balanced Fund

Legg Mason Partners Lifestyle Conservative Fund

Legg Mason Partners Lifestyle Growth Fund

Legg Mason Partners Lifestyle High Growth Fund

Legg Mason Partners Lifestyle Income Fund

Legg Mason Partners Variable Lifestyle Balanced Portfolio

Legg Mason Partners Variable Lifestyle Growth Portfolio

Legg Mason Partners Variable Lifestyle High Growth Portfolio

Legg Mason Partners Variable Multiple Discipline

Portfolio—All Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline

Portfolio—Large Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline

Portfolio—Global All Cap Growth and Value

Legg Mason Partners Variable Multiple Discipline

Portfolio—Balanced All Cap Growth and Value

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund is prohibited from borrowing money [in excess of that permitted by the 1940 Act,][1] except that (a) the Fund may borrow from banks [to leverage its assets or to meet redemption requests][1] [for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests][2] which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Bracketed language applies as follows:

[1] Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value and Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value

[2] Legg Mason Partners Lifestyle Balanced Fund, Legg Mason Partners Lifestyle Conservative Fund, Legg Mason Partners Lifestyle Growth Fund, Legg Mason Partners Lifestyle High Growth Fund, Legg Mason Partners Lifestyle Income Fund, Legg Mason Partners Variable Lifestyle Balanced Portfolio, Legg Mason Partners Variable Lifestyle Growth Portfolio and Legg Mason Partners Variable Lifestyle High Growth Portfolio

Subject	Current Restrictions	Proposed Restrictions
Underwriting:	The Fund is prohibited from engaging in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund is prohibited from making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund is prohibited from issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund is prohibited from purchasing or selling real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund is prohibited from purchasing or selling commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:

For Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value, Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value and Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value:

The Fund is prohibited from purchasing any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Lifestyle Balanced Fund, Legg Mason Partners Lifestyle Conservative Fund, Legg Mason Partners Lifestyle Growth Fund, Legg Mason Partners Lifestyle High Growth Fund, Legg Mason Partners Lifestyle Income Fund, Legg Mason Partners Variable Lifestyle Balanced Portfolio, Legg Mason Partners Variable Lifestyle Growth Portfolio and Legg Mason Partners Variable Lifestyle High Growth Portfolio:

The Fund will concentrate more than 25% of its assets in the mutual fund industry. However, each of the underlying funds in which the Fund will invest will not concentrate more than 25% of its total assets in any one industry.

Retain current policy.
Other:	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Chart 2

Legg Mason Partners Investment Grade Bond Fund

Legg Mason Partners Multiple Discipline Funds Balanced All

    Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap

    Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap

    Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All

    Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and

    International

Legg Mason Partners Real Return Strategy Fund

Legg Mason Partners Small Cap Growth Fund

Legg Mason Partners Small Cap Value Fund

Legg Mason Partners Government Securities Fund

Legg Mason Partners Social Awareness Fund

Smith Barney Municipal Money Market Fund Inc.

Legg Mason Partners Large Cap Value Fund

Legg Mason Partners U.S. Government Securities Fund

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Appreciation Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Capital and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Diversified Strategic Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Equity Index Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios II—Legg Mason

    Partners Variable Fundamental Value Portfolio

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Classic Values Fund

Legg Mason Partners Intermediate Maturity California

    Municipals Fund

Legg Mason Partners Intermediate Maturity New York

    Municipals Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners S&P 500 Index Fund

Legg Mason Partners Mid Cap Core Fund

Legg Mason Partners Inflation Management Fund

Legg Mason Partners International All Cap Growth

    Fund

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio

Legg Mason Partners Adjustable Rate Income Fund

Subject	Current Restrictions	Proposed Restrictions
Borrowing:

The following applies to all Funds except Legg Mason Partners Government Securities Fund, Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio:

The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques[, each of which will not be considered to be “borrowings” for purposes of this limitation][1]. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) [valued at the time the borrowing is made,][2] is derived from such transactions.

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Bracketed language applies as follows:

[1] Legg Mason Partners Classic Values Fund.

[2] Legg Mason Partners Fundamental Value Fund, Inc. and Legg Mason Partners Core Plus Bond Fund, Inc.

For Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio:

The Fund may not borrow money except that (a) the Fund may borrow from banks under certain circumstances where the Fund’s Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the Fund’s return from investments of the proceeds of the borrowing in portfolio securities or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

For Legg Mason Partners Government Securities Fund there is no stated policy.

Subject	Current Restrictions	Proposed Restrictions
Underwriting:

The following applies to all Funds except Legg Mason Partners Investment Grade Bond Fund and Legg Mason Partners Government Securities Fund:

The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

For Legg Mason Partners Investment Grade Bond Fund and Legg Mason Partners Government Securities Fund:

The Fund may not act as an underwriter of securities.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:

The following applies to all Funds except Legg Mason Partners Social Awareness Fund, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Inflation Management Fund and Legg Mason Partners International All Cap Growth Fund:

The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

For Legg Mason Partners Inflation Management Fund and Legg Mason Partners International All Cap Growth Fund:

The Fund may not issue senior securities.

For Legg Mason Partners Fundamental Value Fund, Inc.:

The Fund may not issue senior securities as defined in the 1940 Act, and any rules and orders thereunder, except insofar as the Fund may be deemed to have issued senior securities by reason of: (a) borrowing money or purchasing securities on a when-issued or delayed-delivery basis; (b) purchasing or selling futures contracts and options on future contracts and other similar instruments; and (c) issuing separate classes of shares.

For Legg Mason Partners Social Awareness Fund there is no stated policy.

The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Real Estate:	The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:

The following applies to all Funds except Legg Mason Partners Real Return Strategy Fund:

The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The following applies to all Funds except Smith Barney Municipal Money Market Fund Inc.:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

For Smith Barney Municipal Money Market Fund Inc.:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

For Legg Mason Partners Real Return Strategy Fund:

The Fund will not invest 25% or more of its total assets in securities, the issuers of which conduct their business activities in the same industry; except that the Fund may invest more than 25% of its total assets in securities of issuers in any industry within the following three industry

Retain current policy.

Subject	Current Restrictions	Proposed Restrictions
sectors: (a) energy and energy-related businesses; (b) mining or processing metals and minerals; and (c) the real estate business or the business of investing in real estate. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Other:

The following applies to all Funds except Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value, Legg Mason Partners Real Return Strategy Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Inflation Management Fund:

The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

To be removed.

The following applies to all Funds except Legg Mason Partners Classic Values Fund:

The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.

The Fund’s investment objectives will be made non-fundamental.
	For Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value, Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value and Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value:	To be removed.
The Fund may not purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

For Smith Barney Municipal Money Market Fund Inc.:

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in short-term, high quality “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam).

Retain current policy.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund:

The Fund will not, under normal circumstances, invest less than 80% of its assets (net assets plus

Retain current policy.
any borrowings for investment purposes), in its respective State investment grade municipal securities, or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes and its respective State personal income taxes.

For Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Adjustable Rate Income Fund:

The Fund may not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities and except that the Fund may pay initial or variation margin in connection with options or futures contracts.

To be removed.

For Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Adjustable Rate Income Fund:

The Fund may not make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect the short sales and (b) allocated to segregated accounts in connection with the short sales. Short sales “against-the-box” are not subject to this restriction.

To be removed.
	For Legg Mason Partners Inflation Management Fund: The Fund may not change its subclassification as a non-diversified company.	To be removed.
	For Legg Mason Partners Inflation Management Fund: The Fund may not change its subclassification as an open-end fund.	Retain current policy.

Chart 3

Legg Mason Partners Hansberger Global Value Fund

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Financial Services Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Variable Portfolios III, Inc.—

Legg Mason Partners Variable Money Market Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:

The following applies to all Funds except Legg Mason Partners Hansberger Global Value Fund:

The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) [valued at the time the borrowing is made,][1] is derived from such transactions.

[1] Bracketed language applies to Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund.

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

For Legg Mason Partners Hansberger Global Value Fund:

The Fund will not borrow money, except that (a) the Fund may borrow from banks in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

For Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio (this restriction is in addition to the general restriction above):

The Fund may borrow money from banks for temporary purposes but only in an amount up to 10% of the value of its total assets and may pledge

To be removed.

Subject	Current Restrictions	Proposed Restrictions
its assets in an amount up to 10% of the value of its total assets only to secure such borrowings. The Fund will borrow money only to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.
Underwriting:	The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:

The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities[, to the fullest extent permitted under the 1940 Act][1].

[1] Bracketed language applies to all Funds except Legg Mason Partners Hansberger Global Value Fund.

The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:

The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act [and the rules, regulations and orders thereunder][1].

[1] Bracketed language applies to all Funds except Legg Mason Partners Hansberger Global Value Fund.

The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:

The Fund may not purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in [and selling][1] securities of issuers engaged in the real estate business [or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate)][2] and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.

[1] Bracketed language applies to Legg Mason Partners Hansberger Global Value Fund.

[2] Bracketed language applies to all Funds except Legg Mason Partners Hansberger Global Value Fund.

The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Commodities:

The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts [(including options on currencies to the extent consistent with the Fund’s investment objective and policies)][1].

[1] Bracketed language applies to all Funds except Legg Mason Partners Hansberger Global Value Fund.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:

The following applies to all Funds except Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund, Legg Mason Partners Technology Fund and Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio:

The Fund may not invest more than 25% of its total assets in securities, the issuers of which are [conduct their principal business activities in][2] in the same industry. For purposes of this limitation, U.S. [or foreign][1] government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. [For the purposes of this restriction, private activity bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”][2]

[1] Bracketed language applies to Legg Mason Partners Hansberger Global Value Fund.

[2] Bracketed language applies to Legg Mason Partners Managed Municipals Fund, Inc.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

For Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

The Fund will not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Fund.

Retain current policy.

For Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio:

The Fund may not invest more than 25% of its assets in the securities of issuers in any industry, except it may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and it reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Subject	Current Restrictions	Proposed Restrictions
Other:	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

For Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners Appreciation Fund, Inc. and Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio:

The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

To be removed.
	For Legg Mason Partners Hansberger Global Value Fund: The Fund may not deviate from the definition of a “diversified company” as defined in the 1940 Act.	To be removed.

For Legg Mason Partners Hansberger Global Value Fund:

The Fund will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

To be removed.

For Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Arizona Municipals Fund, Inc. and Legg Mason Partners Massachusetts Municipals Fund:

The Fund may not, under normal circumstances, invest less than 80% of its assets (net assets plus any borrowings for investment purposes) in [municipal securities][1] [California Municipal Securities][2] [New Jersey municipal securities][3] [Oregon Municipal Securities][4] [Arizona Municipal Securities][5] [Massachusetts municipal securities][6] or other investments with similar economic characteristics, the income from which is exempt from regular federal income taxes [and California personal income taxes][2] [and New

Retain current policy.

Subject	Current Restrictions	Proposed Restrictions
Jersey personal income tax][3] [and Oregon state personal income taxes][4] [and Arizona personal income taxes][5] [and Massachusetts personal income taxes][6]. The Fund considers any investments in [municipal obligations][1],2 [Municipal Bonds][3,4] [municipal securities][5] [Massachusetts municipal securities][6] that pay interest subject to the AMT as part of the 80% of the Fund’s assets to be invested in [Massachusetts][6] municipal securities [Municipal Bonds][3,4].

Bracketed language applies as follows:

[1] Legg Mason Partners Managed Municipals Fund, Inc.

[2] Legg Mason Partners California Municipals Fund, Inc.

[3] Legg Mason Partners New Jersey Municipals Fund, Inc.

[4] Legg Mason Partners Oregon Municipals Fund

[5] Legg Mason Partners Arizona Municipals Fund, Inc.

[6] Legg Mason Partners Massachusetts Municipals Fund

For Legg Mason Partners Financial Services Fund, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

The Fund will not purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund’s net assets to be invested in illiquid securities.

To be removed.

Chart 4

California Money Market Portfolio

Legg Mason Partners Florida Municipals Fund

Legg Mason Partners Georgia Municipals Fund

Legg Mason Partners Intermediate-Term Municipals Fund

Legg Mason Partners National Municipals Fund

Massachusetts Money Market Portfolio

New York Money Market Portfolio

Legg Mason Partners New York Municipals Fund

Legg Mason Partners Pennsylvania Municipals Fund Legg Mason Partners Short-Term Investment Grade Bond

    Fund

Smith Barney Money Funds—Government Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:

The following applies to all Funds except Smith Barney Money Funds—Government Portfolio:

The Fund may not engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

For Smith Barney Money Funds—Government Portfolio there is no stated policy.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Real Estate:	The Fund may not purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; or (b) holding or selling real estate received in connection with securities it holds or held.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:

The following applies to all Funds except Smith Barney Money Funds—Government Portfolio:

The Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The following applies to all Funds except California Money Market Portfolio, Massachusetts Money Market Portfolio and New York Money Market Portfolio:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

For California Money Market Portfolio, Massachusetts Money Market Portfolio and New York Money Market Portfolio:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

	For Smith Barney Money Funds—Government Portfolio there is no stated policy.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.
Other:	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners National Municipals Fund, Legg Mason Partners Short-Term Investment Grade Bond Fund and Smith Barney Money Funds—Government Portfolio:

The Fund may not invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder. [(However, since the Fund operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)][1]

[1] Bracketed language applies to Smith Barney Money Funds—Government Portfolio.

To be removed.
	For California Money Market Portfolio, Legg Mason Partners Florida Municipals Fund, Legg Mason Partners Georgia Municipals Fund, Massachusetts Money Market Portfolio, New York Money Market Portfolio, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund:	Retain current policy.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in [short-term high quality California][1] [Florida][2] [Georgia][3] [short-term high quality Massachusetts][4] [short-term high quality New York][5] [New York][6] [Pennsylvania][7] municipal securities.

Bracketed language applies as follows:

[1] California Money Market Portfolio

[2] Legg Mason Partners Florida Municipals Fund

[3] Legg Mason Partners Georgia Municipals Fund

[4] Massachusetts Money Market Portfolio

[5] New York Money Market Portfolio

[6] Legg Mason Partners New York Municipals Fund

[7] Legg Mason Partners Pennsylvania Municipals Fund

For Legg Mason Partners Intermediate-Term Municipals Fund and Legg Mason Partners National Municipals Fund:

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities,” which are debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities.

Retain current policy.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Florida Municipals Fund, Legg Mason Partners Georgia Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners National Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund:

The Fund has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its assets and the Fund will invest not less than 80% of its assets (net assets plus any borrowings for investment purposes) in municipal obligations the interest on which is exempt from regular federal income taxes (but which may nevertheless be subject to the federal AMT) [and from the Florida intangibles tax][1] [and from personal income taxes of the state of Georgia][2] [and from personal income taxes of New York State and New York City][3] [and from personal income taxes of the Commonwealth of Pennsylvania][4] in the opinion of bond counsel for the various issuers. The Fund may also invest up to 20% of its assets in taxable fixed income securities [, but only in obligations][1,2,3,4] issued or guaranteed by the full faith and credit of the United States.

Retain current policy.

Bracketed language applies as follows:

[1] Legg Mason Partners Florida Municipals Fund

[2] Legg Mason Partners Georgia Municipals Fund

[3] Legg Mason Partners New York Municipals Fund

[4] Legg Mason Partners Pennsylvania Municipals Fund

Chart 5

Legg Mason Partners Capital and Income Fund Legg Mason Partners Convertible Fund Legg Mason Partners Dividend and Income Fund Legg Mason Partners Diversified Strategic Income Fund	Legg Mason Partners Exchange Reserve Fund Legg Mason Partners High Income Fund Legg Mason Partners Municipal High Income Fund Legg Mason Partners Total Return Bond Fund

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund is prohibited from borrowing money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions or similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than
The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.
Underwriting:	The Fund is prohibited from underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund is prohibited from making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:

The following applies to all Funds except Legg Mason Partners Capital and Income Fund:

The Fund is prohibited from [issuing] “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

For Legg Mason Partners Capital and Income Fund:

The Fund is prohibited from issuing “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund is prohibited from purchasing or selling real estate or real estate mortgages, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in real estate investment trust securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund is prohibited from purchasing or selling commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) trading in futures contracts and options on futures	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or

Subject	Current Restrictions	Proposed Restrictions

contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies)[; or (b) investing in gold bullion and coins or receipts for gold][1].

[1] Bracketed language applies to all Funds except Legg Mason Partners Capital and Income Fund.

modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund is prohibited from investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The following applies to all Funds except Legg Mason Partners Exchange Reserve Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

For Legg Mason Partners Exchange Reserve Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Other:	The Fund’s investment objective is “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objective will be made non-fundamental.
	The Fund is prohibited from investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.	To be removed.

The following applies to all Funds except Legg Mason Partners Capital and Income Fund:

The Fund is prohibited from purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or selling any securities short (except “against the box” [or making short sales or maintaining a short position]1). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

[1] Bracketed language applies to Legg Mason Partners Convertible Fund and Legg Mason Partners Dividend and Income Fund.

To be removed.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Municipal High Income Fund:

Under normal market conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized statistical rating organization, or if unrated, of comparable quality.

Retain current policy.

For Legg Mason Partners Convertible Fund:

The Fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities.

To be made a non-fundamental policy. In addition, a notice policy in accordance with Rule 35d-1 will be adopted.

For Legg Mason Partners Exchange Reserve Fund:

The Fund is prohibited from investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

To be removed.

Chart 6

Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio

Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may borrow money for emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 5% of the value of the Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 5% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this latter limit.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Lending:	The Fund may not make loans, except that this restriction shall not prohibit (a) purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements. The Fund may not lend any security if, as a result, more than 20% of the Fund’s total assets would be lent to other parties.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	No stated policy.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	No stated policy.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not purchase securities if more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic or foreign commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Municipal Portfolio’s investments in municipal securities; (iii) there is no limit on
	investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Subject	Current Restrictions	Proposed Restrictions
Other:	With respect to 75% of its assets, the Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.	To be removed.
	The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

For Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio:

As a matter of fundamental policy, under normal circumstances, the Fund must invest at least 80% of the value of its net assets plus any borrowings for investment purposes in municipal securities or other instruments with similar economic characteristics whose interest is exempt from regular federal income taxes.

Retain current policy.

Chart 7

Legg Mason Partners International Fund

Legg Mason Partners Growth and Income Fund

Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio

Legg Mason Partners Variable Government Portfolio

Legg Mason Partners Variable Dividend Strategy Portfolio

Legg Mason Partners Diversified Large Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Global Equity Fund

Legg Mason Partners Short Duration Municipal Income Fund

Salomon Brothers Mid Cap Fund

Citi Premium Liquid Reserves

Citi Premium U.S. Treasury Reserves

Citi Institutional Liquid Reserves

Citi Institutional Cash Reserves

Citi Institutional U.S. Treasury Reserves

Citi Institutional Tax Free Reserves

Citi Institutional Enhanced Income Fund

Legg Mason Partners Emerging Markets Equity Fund

Citi Cash Reserves

Citi U.S. Treasury Reserves

Citi Tax Free Reserves

Citi California Tax Free Reserves

Citi Connecticut Tax Free Reserves

Citi New York Tax Free Reserves

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act, as amended, in selling a portfolio security.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Concentration:

The following applies to all Funds except Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional Cash Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves:

The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

For Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional Cash Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves:

The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry [, except that the Fund may invest at least 25% of its assets in bank obligations issued by domestic banks][1] [, except that the Fund, other than U.S. Treasury Reserves, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to Tax Free Reserves, bank participation interests in municipal obligations][2] [, except that the Fund may invest at least 25% of its assets in bank obligations issued by domestic banks][3] [, except that the Fund, other than U.S. Treasury Reserves, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, bank participation interests in municipal obligations][4].

Retain current policy.

Subject	Current Restrictions	Proposed Restrictions

Bracketed language applies as follows:

[1] Citi Premium Liquid Reserves

[2] Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves and Citi Institutional Tax Free Reserves.

[3] Citi Institutional Cash Reserves

[4] Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves.

Other:

For Legg Mason Partners Growth and Income Fund and Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio:

The Fund may not purchase any security issued by any company deriving more than 25% of its gross revenues from the manufacture of alcohol or tobacco.

To be made a non-fundamental policy.

For Legg Mason Partners Short Duration Municipal Income Fund:

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions.

Retain current policy.

For Citi Institutional Tax Free Reserves:

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

Retain current policy.

For Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves:

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and with respect to each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, that is also exempt from California, Connecticut and New York State and City personal income taxes, respectively.

Retain current policy.

Chart 8

Salomon Brothers Balanced Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Short/Intermediate U.S. Government Fund

Salomon Brothers Small Cap Growth Fund

Salomon Brothers Strategic Bond Fund

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:

The following applies to all Funds except Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio:

The Fund may not borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding).

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

For Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio:

The Fund may not borrow money, except as described under “Investment Objective and Policies” in the Fund’s SAI and except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings.

Underwriting:	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Lending:

The Fund may not make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, [subject to applicable limitations of its investment policies,][1] (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.

[1] Bracketed language applies to Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers Small Cap Growth Fund and Salomon Brothers Strategic Bond Fund.

The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue any senior security except as permitted by the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:

The Fund may not purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell [marketable][1] securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.

[1] Bracketed language applies to Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers Small Cap Growth Fund and Salomon Brothers Strategic Bond Fund.

The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:

The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may engage in [hedging and][1] derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and its SAI.

[1] Bracketed language applies to Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Short/Intermediate U.S. Government Fund, Salomon Brothers Small Cap Growth Fund and Salomon Brothers Strategic Bond Fund.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Concentration:	The Fund may not invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	The Fund may not purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.	To be removed.

The following applies to all Funds except Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio:

The Fund may not purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

To be removed.

Chart 9

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:

The following applies to all Funds except Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio:

The Fund may not borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed  1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities).

For Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio:

The Fund may not borrow money, if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:

The following applies to all Funds except Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio:

The Fund may not make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan).

The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio:

The Fund may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Senior Securities:	The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objectives, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	For Salomon Brothers National Tax Free Bond Fund: Under normal circumstances at least 80% of the Fund’s assets are invested in tax-exempt municipal obligations.	Retain current policy.
	For Salomon Brothers California Tax Free Bond Fund: Under normal circumstances at least 80% of the Fund’s assets are invested in California municipal obligations.	Retain current policy.
	For Salomon Brothers New York Tax Free Bond Fund: Under normal circumstances at least 80% of the Fund’s assets are invested in New York municipal obligations.	Retain current policy.

Subject	Current Restrictions	Proposed Restrictions

For Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio:

The Fund may not purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund; provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or substantially all of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

To be removed.

For Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio:

The Fund may not purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund’s total assets more than 5% of the Fund’s assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state); provided that for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

To be removed.

Chart 10

Salomon Brothers New York Municipal Money Market Fund

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Underwriting:	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker’s acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue senior securities except as may be permitted by the 1940 Act	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein)	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, including futures contracts.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Subject	Current Restrictions	Proposed Restrictions
Other:	The Fund may not purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.	To be removed.
	The Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by the borrowing restriction.	To be removed.
	The Fund may not sell securities short.	To be removed.
	The Fund may not invest for the purposes of exercising control over management of any company.	To be removed.
	The Fund may not purchase warrants.	To be removed.
	The Fund may not invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases.	To be removed.
	The Fund may not invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale.	To be removed.
	The Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).	To be removed.
	The Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer.	To be removed.
	The Fund may not own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof).	To be removed.

Subject	Current Restrictions	Proposed Restrictions
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.
	As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York municipal obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments.	Retain current policy.

Chart 11

Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets).	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans, except that: (a) the Fund may purchase and hold debt securities in accordance with its investment objective and policies; (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies; (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities; and (d) delays in the settlement of securities transactions will not be considered loans.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Senior Securities:	No stated fundamental policy. The Funds have the following non-fundamental policy: The Fund may not issue senior securities except as permitted by the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may engage in derivative transactions to the extent permitted by its investment policies as such policies are set forth from time to time in its Prospectus and its SAI.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund).	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	The Fund may not purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.	To be removed.
	The Fund may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts).	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Subject	Current Restrictions	Proposed Restrictions

For Western Asset Global High Yield Bond Portfolio:

The Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer.

To be removed.

Chart 12

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the Fund’s total assets.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Commodities:	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	The Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U.S. government securities, in securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	With respect to 75% of its assets, the Fund may not purchase a security other than a security issued or guaranteed by the U.S. government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer, or (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Chart 13

Salomon Brothers Capital Fund Inc

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money or pledge or mortgage its assets, except as described under “Additional Information on the Fund Investments and Investment Policies” in the Fund’s SAI and except that for purposes of this restriction, collateral	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or

Subject	Current Restrictions	Proposed Restrictions
	arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.	(ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act (“restricted securities”); in such registrations the Fund may technically be deemed an “underwriter” for purposes of the 1933 Act.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under “Additional Investment Activities and Risk Factors—Loans of Portfolio Securities” in the Fund’s SAI, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue senior securities except as may be permitted by the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate, interests in real estate or interests in real estate investment trusts; however, the Fund may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase or sell commodities or commodity contracts; however, the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Concentration:	The Fund may not hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	The Fund may not purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales “against the box”).	To be removed.
	The Fund may not purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker’s commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization.	To be removed.
	The Fund may not invest more than 10% of the value of the Fund’s total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable.	To be removed.
	The Fund may not invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.)	To be removed.
	The Fund may not purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SaBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer.	To be removed.
	The Fund may not buy portfolio securities from, or sell portfolio securities to, any of the Fund’s officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals.	To be removed.

Subject	Current Restrictions	Proposed Restrictions
	The Fund may not purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund’s total assets). Covered options with respect to no more than 10% in value of the Fund’s total assets will be outstanding at any one time.	To be removed.
	The Fund may not invest in interest in oil, gas or other mineral exploration or development programs.	To be removed.
	No more than 10% of the value of Fund’s total assets may be invested in illiquid securities.	To be removed.
	As to 50% of the value of its total assets, the Fund’s investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer.	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Chart 14

The Salomon Brothers Fund Inc

Subject	Current Restrictions	Proposed Restrictions
Borrowing:

The Fund may not borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 25% of its total assets taken at the time the borrowing is made, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices,[1] the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.

[1] For the avoidance of doubt, collateral arrangements with respect to writing of options on stocks and stock indices are not considered senior securities because the Fund establishes a segregated account as more fully described in “Investment Activities, Management Policies and Associated Risks—Additional Investment Strategies—Derivatives” in the Fund’s SAI and are not prohibited by the Fund’s investment policy

The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
prohibiting the issuance of bonds, debentures or senior securities. Under the borrowing policy, the Fund does not invest in reverse repurchase agreements.
Underwriting:

The Fund may participate in underwritings to the extent permitted by Section 12(c) of the Investment Company Act of 1940, if and when, in the opinion of its Board of Directors, such underwritings are advantageous to the Fund.[1] In certain instances, when the Fund may acquire securities under circumstances where it would be necessary to register such securities under the Securities Act of 1933 before they could be reoffered or sold to the public (“restricted securities”) the Fund may be deemed a statutory underwriter for purposes of that Act.

[1] Under Section 12(c) of the 1940 Act, the Fund may not make a commitment as an underwriter if, immediately after making the commitment, the amount of the Fund’s outstanding underwriting commitments, plus the value of the Fund’s investment in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value the Fund’s total assets. The Fund has no current intention of participating in an underwriting.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue bonds, debentures or senior equity securities.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real Estate:	The Fund may not purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities.	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Commodities:	The Fund may purchase and sell commodities and commodity contracts (which include, for purposes of this paragraph, futures contracts, including futures contracts on interest rates, stock indices and currencies, options on futures contracts, forward currency contracts and options on currencies) whenever it is deemed advisable by its Board of Directors; provided, however, that it may not purchase any commodities or enter into any commodity contracts if the cost of such commodities or commodity contracts plus the value of all other commodities or commodity contracts and borrowing exceeds 25% of the value of the total assets of the Fund.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:

The Fund’s policy is not to concentrate investments in any one industry. The Fund may not make an additional investment in any industry if such investment would result in its having more than 25% of the value of its total assets at such time in investments in such industry.[1]

[1] The Fund notes that it is the position of the SEC that a Fund may also not concentrate in any group of industries and that the Fund may not have 25% or more of the value of its total assets at such time of investment in such industry. The Fund has complied and will continue to comply with these requirements.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:

The Fund may not purchase the securities of another investment company or investment trust except as permitted by the 1940 Act and any rules thereunder and exemptions therefrom, or except when such purchase is part of a plan of merger or consolidation.[1]

[1] Under Section 12(d)(1) of the 1940 Act, the Fund may not purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company or 10% of the Fund’s net assets in the case of all other investment companies in the aggregate. These limits do not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization.

To be removed.
	It is not the policy of the Fund to invest its assets for the purpose of purchasing control of companies except when and if in the judgment of its Board of Directors such investment is deemed advisable in order to protect the value of the investment, subject to the limitations set forth above.	To be removed.

Subject	Current Restrictions	Proposed Restrictions
	No more than 15% of the value of the total assets of the Fund will be invested in illiquid assets.	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Chart 15

Salomon Brothers Investors Value Fund Inc

Subject	Current Restrictions	Proposed Restrictions
Borrowing:	The Fund may not borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.	The Fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting:	The Fund may not act as underwriter of securities of other issuers.	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Lending:	The Fund may not lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund’s investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets.	The Fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior Securities:	The Fund may not issue senior securities except as may be permitted by the 1940 Act.	The Fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Current Restrictions	Proposed Restrictions
Real Estate:	The Fund may not purchase real estate (not including investments in securities issued by real estate investment trusts).	The Fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities:	The Fund may not purchase commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies.	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration:	No stated fundamental policy. The Fund has the following non-fundamental policy: The Fund may invest up to 25% of its net assets in any one industry.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
Other:	The Fund may not purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called “short” sales of securities or participate in any joint or joint and several trading accounts.	To be removed.
	The Fund may not purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer.	To be removed.
	The Fund may not purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker’s commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation.	To be removed.
	The Fund may not invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested.	To be removed.
	The Fund may not buy securities from, or sell securities to, any of its officers, Directors, employees, Investment Manager or distributor, as principals.	To be removed.

Subject	Current Restrictions	Proposed Restrictions
	The Fund may not purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities.	To be removed.
	The Fund’s investment objectives are “fundamental,” and therefore may only be changed by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.	The Fund’s investment objectives will be made non-fundamental.

Appendix Q

Plan of Liquidation

The following Plan of Liquidation (the “Plan”) of [Legg Mason Partners Hansberger Global Value Fund/Legg Mason Partners Real Return Strategy Fund] (the “Fund”), a series of Legg Mason Partners Investment Funds, Inc., organized and existing under the laws of the State of Maryland, which has operated as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Fund in conformity with the provisions of Maryland law, the Fund’s governing documents and the 1940 Act.

WHEREAS, the Fund’s Board of Directors, at a meeting held on June 29, 2006, has determined that it is in the best interests of the Fund and the shareholders of the Fund to liquidate and dissolve the Fund;

WHEREAS, the Fund’s Board of Directors has adopted this Plan as the method of liquidating and dissolving the Fund and has directed that this Plan be submitted to shareholders of the Fund for approval;

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan will become effective upon such date as the Board or any authorized officer of the Fund may determine (the “Effective Date”), following the adoption and approval by the holders of a requisite number of the outstanding shares of the Fund.

2. Cessation of Business; Liquidation of Assets. After the Effective Date, the Fund will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and may cease to invest its assets in accordance with its investment objective. As soon as is reasonable and practicable after the Effective Date, but in no event later than twenty-four (24) months following the Effective Date (the “Liquidation Date”), the Fund will complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that the Fund may invest the proceeds of the sale of portfolio securities in investment grade short-term debt securities denominated in U.S. dollars.

3. Notice of Liquidation. On or prior to the Effective Date, the Fund shall provide notice to its shareholders, of the liquidation of the Fund. Such notice shall encourage shareholders to redeem their Fund shares and shall inform shareholders that any liquidating distribution due to them will be distributed by the mailing of a check to each shareholder at such person’s address of record, unless such person issues other written instructions to the Fund.

4. Payments of Debts. As soon as practicable after the Effective Date, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the liquidating distribution provided for in Section 5, below.

5. Liquidating Distribution. On the Liquidation Date, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund’s assets, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund on the Fund’s books on the date of the first distribution, and (b) liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund. The Board of Directors or any authorized officer of the Fund shall be authorized to set a record date for, and to cause the Fund to make, the payment of a dividend of any undistributed gains and/or income of the Fund, whether as part of the liquidating distribution or otherwise.

Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the Board of Directors of the Fund not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board of Directors or, subject to the direction of the Board of Directors, the Fund’s officers shall deem appropriate.

Q-1

6. Power of the Board of Directors. The Board of Directors and, subject to the direction of the Board of Directors, the Fund’s officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.

7. Amendment or Abandonment of the Plan. The Board of Directors or any authorized officer of the Fund shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time, if the Board of Directors or such officer determines that such action would be advisable and in the best interests of the Fund and its shareholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the complete liquidation and termination of existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland and the purposes to be accomplished by the Plan. In addition, the Board of Directors may abandon this Plan, with or without shareholder approval, at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

8. Filings. As soon as practicable following the Liquidation Date, the Fund take such steps as the Board of Directors or any authorized officer of the Fund shall determine (including, without limitation, the filing of such documents as may be necessary to effect or record the liquidation and dissolution of the Fund or to cause shares of the Fund to be reclassified as undesignated authorized and unissued shares, in each case in accordance with the requirements of its governing documents, Maryland law, the Internal Revenue Code of 1986, as amended, any applicable securities laws, and any rules and regulations of the Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified, as well as the preparation and filing of any tax returns.

9. Appraisal Rights. Shareholders will not be entitled to appraisal rights in connection with the Plan.

10. Records. The corporation of which the Fund is a series shall maintain all records related to this Plan as required by the 1940 Act and the rules thereunder.

11. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

Q-2

Appendix R

Form of Management Agreement

with

Legg Mason Capital Management Inc.

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [    ], [    ], by and between Legg Mason Partners Investment Funds, Inc. (the “Corporation”) and Legg Mason Capital Management Inc., a Maryland corporation (the “Manager”).

WHEREAS, the Corporation is registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Corporation wishes to retain the Manager to provide investment advisory, management, and administrative services to the Corporation with respect to Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, a series of the Corporation (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Corporation hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Corporation’s Board of Directors (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Corporation’s Articles of Incorporation and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Corporation to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to a Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Corporation with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes;

governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Corporation or Fund shall receive from the Corporation or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Corporation or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Corporation or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

10. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Corporation’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for an initial two year term. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Corporation. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Corporation without the consent of the Manager.

13. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

14. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

15. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS INVESTMENT FUNDS, INC.

By:
Name:
Title:

LEGG MASON CAPITAL MANAGEMENT INC.

By:
Name:
Title:

Schedule A

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	Date of effectiveness:
[Insert]

Fee:
0.70% of the first $2 billion of average daily net assets; 0.65% of net assets over $2 billion of average daily net assets

Appendix S

Directors and Principal Executive Officers of New Manager and Sub-Advisers

Legg Mason Capital Management Inc.

Name	Position with LMCM
William H. Miller	Chairman, Chief Investment Officer and Director
Kyle P. Legg	Chief Executive Officer, President and Director
Jennifer W. Murphy	Senior Vice President, Chief Financial Officer and Director
Andrew J. Bowden	Senior Vice President and General Counsel
Randy Befumo	Senior Vice President and Co-Director of Research
James P. Daly	Senior Vice President
Mary C. Gay	Senior Vice President
Robert G. Hagstrom	Senior Vice President
Elizabeth Hughes	Senior Vice President
Ernest Kiehne	Senior Vice President
Jay Leopold	Senior Vice President
Ira H. Malis	Senior Vice President and Co-Director of Research
Michael J. Mauboussin	Senior Vice President
David E. Nelson	Senior Vice President and Chairman of the Investment Policy Committee
Sam Peters	Senior Vice President
Dwight Gibbs	Vice President and Chief Technology Officer
Neil O’Callaghan	Vice President and Chief Compliance Officer
Rick Eng	Vice President and Chief Operating Officer
Peter L. Bain	Director
Mark R. Fetting	Director
Raymond A. Mason	Director
Timothy C. Scheve	Director

Legg Mason Investment Counsel, LLC

Name	Position with LMI
Harry O’Mealia	President, Chief Executive Officer and Manager
Mark R. Fetting	Manager
Charles C. King	Manager
Paul J. Benziger	Manager
Ron Bates	Managing Director
Paul Benziger	Managing Director
Richard Byrnes	Managing Director
William Constantine	Managing Director
Jim Gray	Managing Director
Joe Healy	Managing Director
Doug Kelly	Managing Director
Charlie King	Managing Director
Gerri Leder	Managing Director
Nancy McColgan	Managing Director
Doug Nardi	Managing Director

Brandywine Global Investment Management, LLC

Name	Position with BGAM
Henry F. Otto	Executive Vice President and Manager
Steven M. Tonkovich	Executive Vice President and Managing Director
Larry J. Kassman	Chief Administrative Officer and Executive Vice President
Stephen S. Smith	Executive Vice President
Stephen J. Kneeley	Executive Committee Member and Managing Partner
Aaron D. Deangelis	Chief Compliance Officer

S-1

Name	Position with BGAM
Peter L. Bain	Manager
Adam B. Spector	Managing Director
Paul D. Ehrlichman	Managing Director
Edward A. Trumpbour	Managing Director
David F. Hoffman	Managing Director

Barrett Associates, Inc.

Name	Position with BAI
John D. Barrett II	Chairman of the Board and Chief Executive Officer
Peter H. Shriver	President, Treasurer and Director
Paula J. Elliott	Vice President and Assistant Treasurer
Russell O. Vernon	Senior Vice President
Emilia A. La Guardia	Senior Vice President
Peter L. Bain	Director
Harry O’Mealia	Director

S-2

Appendix T

Other Funds Advised by New Manager and Sub-Advisers

The following table lists certain information regarding funds for which each new Manager or Sub-Adviser provides investment advisory or sub-advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund (unless otherwise noted below).

Fund	Manager/ Sub-Adviser	Net Assets ($)	Contractual Management Fee (as a percentage of average daily net assets) (%)	Actual Management Fee (after waivers, if any) ($)
Legg Mason Financial Services Fund	Barrett Associates, Inc. (Sub-Adviser)	69,081,316.00	0.60	373,666

Barrett Growth Fund	Barrett Associates, Inc. (Manager)	19,742,333.00	1.00	0

Legg Mason U.S. Small Capitalization Value Trust	Brandywine Global Investment Management, LLC (Sub-Adviser)	268,243,092.00	0.46	1,209,906

Legg Mason Classic Valuation Fund	Brandywine Global Investment Management, LLC (Sub-Adviser)	86,598,147.00	0.45	349,915

American Beacon Small Cap Value Fund*	Brandywine Global Investment Management, LLC (Sub-Adviser)	1,262,165,823	0.49	4,280,561

Legg Mason Value Trust	Legg Mason Capital Management, Inc. (Manager)	20,268,731,255.00	0.66	120,645,436

Legg Mason Special Investment Trust	Legg Mason Capital Management, Inc. (Manager)	4,207,772,750.00	0.68	26,229,811

Legg Mason American Leading Companies Trust	Legg Mason Capital Management, Inc. (Manager)	799,038,669.00	0.74	5,374,984

Legg Mason Growth Trust	Legg Mason Capital Management, Inc. (Manager)	729,648,554.00	0.70	3,794,247

Legg Mason Opportunity Trust	Legg Mason Capital Management, Inc. (Sub-Adviser)	5,033,489,217.00	0.05	2,262,102

US Allianz Legg Mason Value Fund	Legg Mason Capital Management, Inc. (Sub-Adviser)	280,359,433.86	0.50	832,738

ING Legg Mason Value Portfolio	Legg Mason Capital Management, Inc. (Sub-Adviser)	620,069,534.27	0.36	1,715,734

US Allianz Legg Mason Growth Fund(1)	Legg Mason Capital Management, Inc. (Sub-Adviser)	78,830,466.80	0.55	305,4325

John Hancock Core Equity Trust	Legg Mason Capital Management, Inc. (Sub-Adviser)	460,140,057.30	0.38	1,874,480

T-1

Fund	Manager/ Sub-Adviser	Net Assets ($)	Contractual Management Fee (as a percentage of average daily net assets) (%)	Actual Management Fee (after waivers, if any) ($)
John Hancock Core Equity Fund(2)	Legg Mason Capital Management, Inc. (Sub-Adviser)	464,700,569.95	0.38	288,571

Ohio National Equity Portfolio	Legg Mason Capital Management, Inc. (Sub-Adviser)	540,714,869.62	0.45	2,248,335

MML Concentrated Growth Fund(3)	Legg Mason Capital Management, Inc. (Sub-Adviser)	N/A	N/A	N/A

Masters’ Select Equity Fund	Legg Mason Capital Management, Inc. (Sub-Adviser)	176,048,981.81	0.65	1,077,029

Masters’ Select Value Fund	Legg Mason Capital Management, Inc. (Sub-Adviser)	86,163,900.34	0.65	530,477

Vantagepoint Growth Fund(4)	Legg Mason Capital Management, Inc. (Sub-Adviser)	407,988,769.32	0.39	510,778

Vantagepoint Aggressive Opportunities Fund(5)	Legg Mason Capital Management, Inc. (Sub-Adviser)	N/A	N/A	N/A

AXA Premier VIP Aggressive Equity Portfolio(6)	Legg Mason Capital Management, Inc. (Sub-Adviser)	570,508,804.10	0.39	1,216,437

MetLife Legg Mason Value Equity Portfolio(7)	Legg Mason Capital Management, Inc. (Sub-Adviser)	7,755,899.01	0.45	3,422

E/Q Legg Mason Value Portfolio(8)	Legg Mason Capital Management, Inc. (Sub-Adviser)	31,752,443.67	0.40	11,864

Legg Mason Maryland Tax-Free Income Trust	Legg Mason Investment Counsel & Trust Company, N.A. (Sub-Adviser)	146,079,514.00	0.50	402,622

Legg Mason Pennsylvania Tax-Free Income Trust	Legg Mason Investment Counsel & Trust Company, N.A. (Sub-Adviser)	62,672,619.00	0.50	126,505

Legg Mason Tax-Free Intermediate-Term Income Trust	Legg Mason Investment Counsel & Trust Company, N.A. (Sub-Adviser)	63,150,768.00	0.50	116,170

*	Information provided as of the calendar year ended December 31, 2005.
(1)	Inception Date: April 4, 2005. Information provided from the inception date through the fund’s last fiscal year-end.
(2)	Inception Date: October 17, 2005. Information provided from the inception date through the fund’s last fiscal year-end.
(3)	Inception Date: May 1, 2006. The Sub-Adviser has yet to sub-advise the fund through a fiscal year-end.
(4)	Inception Date: June 6, 2005. Information provided from the inception date through the fund’s last fiscal year-end.
(5)	Inception Date: January 27, 2006. The Sub-Adviser has yet to sub-advise the fund through a fiscal year-end.
(6)	Inception Date: June 27, 2005. Information provided from the inception date through the fund’s last fiscal year-end.
(7)	Inception Date: November 1, 2005. Information provided from the inception date through the fund’s last fiscal year-end.

T-2

Appendix U

Form of Sub-Advisory Agreement

This SUB-ADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [    ], [    ], by and between Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”), and [Subadviser], a [insert state and form of organization] (the “Subadviser”).

WHEREAS, the Manager has been retained by [Insert] (the “[Trust/Corporation]”), a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the [Trust/Corporation] [with respect to certain series of the [Trust/Corporation]]; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the [Trust/Corporation] [with respect to the series of the [Trust/Corporation] designated in Schedule A annexed hereto] (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the [Trust/Corporation] and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

3. (a) Subject to the supervision of the [Trust/Corporation]’s Board of [Trustees/Directors] (the “Board”) and the Manager, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the [Trust/Corporation]’s [Declaration of Trust/Articles of Incorporation] and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the [Trust/Corporation] to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of a Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the

Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of a Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between a Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by a Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the [Trust/Corporation], and the Manager with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the [Trust/Corporation] or Fund shall receive from the [Trust/Corporation] or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the [Trust/Corporation] or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the [Trust/Corporation] or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

11. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the [Trust/Corporation]’s Board and, if so required by the 1940 Act, by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect [for 2a-6 agreements: through November 30, 2007/ for agreements for which the Fund will proxy: for an initial 2 year term]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser.

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the [Trust/Corporation].

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name: Title:

[SUBADVISER]

By:
Name: Title:

The foregoing is acknowledged:

The undersigned officer of the [Trust/Corporation] has executed this Agreement not individually but in his/her capacity as an officer of the [Trust/Corporation]. The [Trust/Corporation] does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[Trust/Corporation]

By:
Name: Title:

ANNEX I

Not applicable.

SCHEDULE A

[series]

Fee:

The following percentage of the Fund’s average daily net assets:

Appendix V

Management and Sub-Advisory Agreements

(Dates, Approvals and Fees)

Management Agreement

Fund	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval[1]	Date Last Approved by Directors/ Trustees[2]	Current Management Fee (as a percentage of average daily net assets) (%)	New Management Fee (as a percentage of average daily net assets) (%)

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	August 1, 2006	November 29, 2005	June 29, 2006	0.75% of the first $1 billion of net assets; 0.725% of the next $1 billion of assets; 0.70% of the next $3 billion of net assets; 0.675% of the next $5 billion of net assets; 0.65% of net assets over $10 billion	0.70% of the first $2 billion of net assets; 0.65% of net assets over $2 billion

[1]	On November 29, 2005, the Fund’s shareholders approved a Management Agreement with Smith Barney Fund Management LLC (“SBFM”), an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”). SBFM’s rights and obligations under the Management Agreement were transferred to LMPFA as of August 1, 2006.
[2]	The only action taken by the Fund’s Board with respect to the Management Agreement since the Fund’s last fiscal year end was the approval of the Management Agreement with LMPFA, which did not require shareholder approval.

Sub-Advisory Agreements

Fund	Date of Current Management Agreement	Date Current Management Agreement Last Submitted for Shareholder Approval[1]	Date Current Management Agreement Last Approved by Directors/ Trustees[2]	Date New Sub- Advisory Agreement Approved by Directors/ Trustees[3]	Current Management Fee (as a percentage of average daily net assets) (%)	New Management Fee (as a percentage of average daily net assets) (%)	Sub- Advisory Fee (as a percentage of average daily net assets)[4]	New Sub- Advisory Fee (as a percentage of average daily net assets) (%)
Legg Mason Partners Social Awareness Fund	August 1, 2006	November 29, 2005	June 22, 2006	June 22, 2006	0.65% of net assets	no change	70% of the management fee, net of waivers and reimbursements	no change
Legg Mason Partners International All Cap Growth Fund	August 1, 2006	November 15, 2005	June 23, 2006	June 23, 2006	0.85% of the first $1 billion of net assets; 0.825% of the next $1 billion of net assets; 0.80% of the next $3 billion of net assets; 0.775% of the next $5 billion of net assets; 0.75% of net assets over $10 billion	no change	70% of the management fee, net of waivers and reimbursements	no change
Legg Mason Partners Financial Services Fund	August 1, 2006	November 29, 2005	June 28, 2006	June 28, 2006	0.80% of net assets	no change	70% of the management fee, net of waivers and reimbursements	no change

V-1

Fund	Date of Current Management Agreement	Date Current Management Agreement Last Submitted for Shareholder Approval[1]	Date Current Management Agreement Last Approved by Directors/ Trustees[2]	Date New Sub- Advisory Agreement Approved by Directors/ Trustees[3]	Current Management Fee (as a percentage of average daily net assets) (%)	New Management Fee (as a percentage of average daily net assets) (%)	Sub- Advisory Fee (as a percentage of average daily net assets)[4]	New Sub- Advisory Fee (as a percentage of average daily net assets) (%)
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	August 1, 2006	November 15, 2005	June 23, 2006	June 23, 2006	0.85% of the first $1 billion of net assets; 0.825% of the next $1 billion of net assets; 0.80% of the next $3 billion of net assets; 0.775% of the next $5 billion of net assets; 0.75% of net assets over $10 billion	no change	70% of the management fee, net of waivers and reimbursements	no change
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	August 1, 2006	November 15, 2005	June 23, 2006	June 23, 2006	0.71% of the first $50 million of net assets; 0.61% of the next $50 million of net assets; 0.51% of the next $100 million of net assets; 0.46% of net assets over $200 million	no change	70% of the management fee, net of waivers and reimbursements	no change

[1]	In November 2005, the Fund’s shareholders approved a Management Agreement with Smith Barney Fund Management LLC (“SBFM”), an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”). SBFM’s rights and obligations under the Management Agreement were transferred to LMPFA as of August 1, 2006.
[2]	The only action taken by the Fund’s Board with respect to the Management Agreement since the Fund’s last fiscal year end was the approval of the Management Agreement with LMPFA, which did not require shareholder approval.
[3]	In connection with the restructuring of the Fund’s advisory arrangements, effective as of August 1, 2006, the Fund’s Board approved the Fund’s Current Sub-Advisory Agreement with ClearBridge Advisors, LLC (formerly, CAM North America, LLC) (Batterymarch Financial Management Inc. in the case of Legg Mason Partners Financial Services Fund), which did not require shareholder approval.
[4]	Sub-advisory fees are paid by the Adviser and not by the Fund.

V-2

Appendix W

Fees Paid to Managers, Sub-Advisers and Affiliates

The following table indicates amounts paid (after waivers and reimbursements, if any) by each Fund to its Manager or an affiliate of the Manager during the Fund’s last fiscal year, except as otherwise indicated.

Managers

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Lifestyle Balanced Fund	779,026	0	2,148,164	615,814	0	0.00	1/31/06
Legg Mason Partners Lifestyle Conservative Fund	239,421	0	515,193	164,022	0	0.00	1/31/06
Legg Mason Partners Lifestyle Growth Fund	817,187	0	3,342,351	1,457,276	0	0.00	1/31/06
Legg Mason Partners Lifestyle High Growth Fund	0	0	3,587,347	2,214,122	0	0.00	1/31/06
Legg Mason Partners Lifestyle Income Fund	70,395	0	219,105	69,377	0	0.00	1/31/06
Legg Mason Partners Variable Lifestyle Balanced Portfolio	902,877	0	0	0	0	0.00	1/31/06
Legg Mason Partners Variable Lifestyle Growth Portfolio	525,475	0	0	0	0	0.00	1/31/06
Legg Mason Partners Variable Lifestyle High Growth Portfolio	333,581	0	0	0	0	0.00	1/31/06
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	2,015,905	0	403,181	4,583	1,860	1.18	12/31/05
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	250,343	0	0	4,583	0	0.00	12/31/05
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	504,579	0	0	4,583	0	0.00	12/31/05
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	1,496,007	0	299,201	4,583	960	1.02	12/31/05
Smith Barney Institutional Cash Management Fund Inc.—Cash Portfolio	6,306,188	0	0	482,296	0	0.00	5/31/05
Smith Barney Institutional Cash Management Fund Inc.—Government Portfolio	1,327,309	0	0	114,436	0	0.00	5/31/05

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Smith Barney Institutional Cash Management Fund Inc.—Municipal Portfolio	3,696,009	0	0	278,082	0	0.00	5/31/05
Legg Mason Partners Investment Grade Bond Fund	4,416,683	1,704,807	2,911,535	592,457	0	0.00	12/31/05
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	151,009	0	160,385	18,102	0	0.00	4/30/06
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	1,201,930	0	1,307,631	147,988	0	0.00	4/30/06
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	2,799,688	0	3,058,859	323,896	2,640	1.15	4/30/06
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	1,123,513	0	970,718	106,155	0	0.00	4/30/06
Legg Mason Partners Multiple Discipline Funds All Cap and International	8,409	0	185,856	12,881	0	0.00	4/30/06
Legg Mason Partners Real Return Strategy Fund*	0	0	25,238	2,597	0	0.00	12/31/05
Legg Mason Partners Small Cap Growth Fund	2,284,009	0	1,505,056	312,750	6,836	0.62	9/30/05
Legg Mason Partners Small Cap Value Fund	5,351,695	0	3,815,943	505,257	9,500	2.24	9/30/05
Legg Mason Partners Hansberger Global Value Fund	136,421	0	133,158	17,289	0	0.00	4/30/06
Legg Mason Partners Government Securities Fund	2,577,662	1,304,617	1,709,078	531,879	0	0.00	12/31/05
Legg Mason Partners Social Awareness Fund†	1,978,104	294,458	1,669,941	385,401	0	0.00	1/31/06
California Money Market Portfolio	11,802,751	0	2,664,372	352,357	0	0.00	3/31/06
Legg Mason Partners Florida Municipals Fund	1,000,344	0	544,144	30,589	0	0.00	3/31/06
Legg Mason Partners Georgia Municipals Fund	229,622	0	153,692	9,492	0	0.00	3/31/06
Legg Mason Partners Intermediate-Term Municipals Fund	3,754,272	0	2,965,202	127,057	0	0.00	3/31/06
Legg Mason Partners National Municipals Fund	1,842,574	0	948,666	70,775	0	0.00	3/31/06
Massachusetts Money Market Portfolio	893,322	0	194,272	32,914	0	0.00	3/31/06
New York Money Market Portfolio	8,341,025	0	1,718,805	345,336	0	0.00	3/31/06
Legg Mason Partners New York Municipals Fund	3,338,450	0	1,502,767	138,520	0	0.00	3/31/06

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Pennsylvania Municipals Fund	305,222	0	286,007	18,607	0	0.00	3/31/06
Smith Barney Municipal Money Market Fund Inc.	28,772,614	0	6,949,202	1,338,447	0	0.00	3/31/06
Legg Mason Partners Large Cap Value Fund	4,887,940	0	2,036,188	367,774	67,656	6.10	12/31/05
Legg Mason Partners U.S. Government Securities Fund	1,785,111	0	1,142,571	223,822	0	0.00	12/31/05
Legg Mason Partners Short-Term Investment Grade Bond Fund	1,593,561	0	389,932	81,687	0	0.00	12/31/05
Legg Mason Partners Capital and Income Fund	14,124,164	4,445,693	12,415,946	1,823,083	0	0.00	12/31/05
Legg Mason Partners Convertible Fund	865,925	363,765	726,098	97,342	0	0.00	7/31/05
Legg Mason Partners Dividend and Income Fund	1,692,567	1,274,134	2,061,451	592,649	4,012	2.71	7/31/05
Legg Mason Partners Diversified Strategic Income Fund	4,769,880	2,245,444	4,487,277	727,287	0	0.00	7/31/05
Legg Mason Partners Exchange Reserve Fund	547,946	397,747	994,369	154,500	0	0.00	7/31/05
Legg Mason Partners High Income Fund	5,450,360	1,140,237	5,026,913	598,573	0	0.00	7/31/05
Legg Mason Partners Municipal High Income Fund	1,381,471	720,017	954,704	107,948	0	0.00	7/31/05
Legg Mason Partners Total Return Bond Fund	1,338,136	0	1,210,922	116,309	0	0.00	7/31/05
Legg Mason Partners Small Cap Core Fund, Inc.	1,955,732	300,882	437,480	82,765	0	0.00	12/31/05
Smith Barney Money Funds—Government Portfolio	9,953,202	0	2,287,222	658,022	0	0.00	12/31/05
Legg Mason Partners Fundamental Value Fund, Inc.	21,076,157	7,593,605	28,129,176	4,965,770	112,512	1.83	9/30/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	4,628,015	1,492,534	0	3,754	17,360	1.94	12/31/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	105,347	0	0	3,755	164	0.62	12/31/05

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	443,690	175,198	0	4,583	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	52,282	20,461	0	35	50	0.28	12/31/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	4,125,841	990,202	578,430	9,167	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	312,648	86,456	59,904	38	38	0.35	12/31/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	4,970,588	1,598,433	0	3,754	28,203	2.56	12/31/05
Legg Mason Partners Managed Municipals Fund, Inc.	8,810,825	3,312,237	5,982,914	86,245	0	0.00	2/28/06
Legg Mason Partners California Municipals Fund, Inc.	2,855,938	1,215,834	1,989,657	9,732	0	0.00	2/28/06
Legg Mason Partners New Jersey Municipals Fund, Inc.	786,300	297,786	573,933	46,117	0	0.00	3/31/06
Legg Mason Partners Oregon Municipals Fund	127,844	68,493	225,834	10,564	0	0.00	4/30/06
Legg Mason Partners Arizona Municipals Fund, Inc.	143,759	98,768	124,315	8,104	0	0.00	5/31/05
Legg Mason Partners Core Plus Bond Fund, Inc.	1,994,614	918,738	742,147	158,230	0	0.00	7/31/05
Legg Mason Partners Financial Services Fund	453,191	0	467,065	57,872	0	0.00	10/31/05
Legg Mason Partners Health Sciences Fund	529,901	0	523,828	69,258	0	0.00	10/31/05
Legg Mason Partners Technology Fund	585,672	0	589,819	74,070	0	0.00	10/31/05
Legg Mason Partners Massachusetts Municipals Fund	163,654	132,602	203,501	15,876	0	0.00	11/30/05
Legg Mason Partners Classic Values Fund	2,101,546	0	1,633,651	205,751	56,620	9.29	11/30/05
Legg Mason Partners Intermediate Maturity California Municipals Fund	178,126	178,126	254,165	13,797	0	0.00	11/30/05
Legg Mason Partners Intermediate Maturity New York Municipals Fund	386,017	296,936	365,185	22,737	0	0.00	11/30/05

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Large Cap Growth Fund	39,664,281	0	21,298,048	4,047,739	40,000	1.34	11/30/05
Legg Mason Partners S&P 500 Index Fund	752,309	435,873	912,068	101,651	0	0.00	12/31/05
Legg Mason Partners Mid Cap Core Fund	8,278,018	0	7,931,393	1,202,367	281,108	9.56	11/30/05
Legg Mason Partners Appreciation Fund, Inc.	24,175,618	8,895,433	25,887,743	5,383,233	140,621	2.09	12/31/05
Legg Mason Partners Inflation Management Fund	51,182	0	111,853	31,766	0	0.00	10/31/05
Legg Mason Partners International All Cap Growth Fund	2,635,325	0	1,111,495	221,842	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	196,871	0	32,812	4,167	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	8,084,509	0	0	4,167	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	1,728,486	0	0	4,167	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	1,403,306	0	0	4,167	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	2,936,582	0	0	4,167	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	1,957,470	0	0	4,167	28,788	6.93	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	890,458	0	0	4,167	32,352	10.09	10/31/05

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	2,430,839	0	0	4,170	0	0.00	10/31/05
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	460,861	45,733	0	0	0	0.00	10/31/05
Legg Mason Partners Adjustable Rate Income Fund	4,729,523	2,436,234	5,964,577	453,309	0	0.00	5/31/05
Legg Mason Partners International Fund	605,296	0	686,364	725,371	0	0.00	10/31/05
Legg Mason Partners Growth and Income Fund	6,497,078	0	0	1,861,801	4,872	0.25	10/31/05
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	430,664	0	0	4,167	8,796	11.31	10/31/05
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	488,246	0	0	4,167	325	0.26	10/31/05
Legg Mason Partners Variable Government Portfolio	719,276	0	0	4,167	0	0.00	10/31/05
Legg Mason Partners Variable Dividend Strategy Portfolio	512,506	0	0	4,167	60,593	1.27	10/31/05
Legg Mason Partners Diversified Large Cap Growth Fund	960,483	0	527,488	162,023	0	0.00	10/31/05
Legg Mason Partners Small Cap Growth Opportunities Fund	98,588	0	298,415	164,761	0	0.00	10/31/05
Legg Mason Partners Global Equity Fund	554,220	0	442,865	74,198	0	0.00	12/31/05
Legg Mason Partners Capital Preservation Fund	2,557,410	0	4,003,119	332,562	0	0.00	10/31/05
Legg Mason Partners Capital Preservation Fund II	2,334,520	0	4,244,291	304,744	0	0.00	10/31/05
Legg Mason Partners Short Duration Municipal Income Fund	644,529	0	358,797	12,925	0	0.00	10/31/05
Salomon Brothers National Tax Free Bond Fund	0	0	127,666	27,115	0	0.00	12/31/05
Salomon Brothers California Tax Free Bond Fund	0	0	27,352	3,233	0	0.00	12/31/05
Salomon Brothers New York Tax Free Bond Fund	316,456	0	251,580	34,882	0	0.00	12/31/05
Salomon Brothers Mid Cap Fund	79,721	0	13,353	6,713	0	0.00	12/31/05
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	362,207	0	0	5,006	0	0.00	12/31/05

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Citi Premium Liquid Reserves	1,173,797	0	773,413	0	0	0.00	8/31/05
Citi Premium U.S. Treasury Reserves	776,664	0	388,331	0	0	0.00	8/31/05
Citi Institutional Liquid Reserves	11,520,770	0	2,893,018	0	0	0.00	8/31/05
Citi Institutional Cash Reserves	1,787,687	0	1,629,920	0	0	0.00	8/31/05
Citi Institutional U.S. Treasury Reserves	1,112,630	0	0	0	0	0.00	8/31/05
Citi Institutional Tax Free Reserves	474,067	0	0	0	0	0.00	8/31/05
Citi Institutional Enhanced Income Fund	0	0	0	0	0	0.00	8/31/05
Legg Mason Partners Emerging Markets Equity Fund	0	0	24,354	711	0	0.00	10/31/05
Citi Cash Reserves	5,382,388	0	4,309,328	0	0	0.00	8/31/05
Citi U.S. Treasury Reserves	741,000	0	683,269	0	0	0.00	8/31/05
Citi Tax Free Reserves	837,645	0	1,105,962	0	0	0.00	8/31/05
Citi California Tax Free Reserves	761,372	0	637,315	0	0	0.00	8/31/05
Citi Connecticut Tax Free Reserves	1,224,757	0	254,411	0	0	0.00	8/31/05
Citi New York Tax Free Reserve	3,718,436	0	2,647,761	0	0	0.00	8/31/05
Salomon Brothers Capital Fund Inc	9,012,580	0	9,748,295	0	799,582	6.61	12/31/05
The Salomon Brothers Fund Inc	7,572,585	0	0	0	6,370	0.27	12/31/05
Salomon Brothers Investors Value Fund Inc	9,619,094	0	1,748,131	0	154,962	6.27	12/31/05
Salomon Brothers Balanced Fund	601,943	50,060	638,939	0	1,893	6.51	12/31/05
Salomon Brothers High Yield Bond Fund	16,015,064	452,703	7,212,342	0	0	0.00	12/31/05
Salomon Brothers Institutional Money Market Fund	0	15,556	0	0	0	0.00	12/31/05
Salomon Brothers New York Municipal Money Market Fund	138,245	31,341	0	0	0	0.00	12/31/05
Salomon Brothers Short/Intermediate U.S. Government Fund	228,464	44,746	581,400	0	0	0.00	12/31/05
Salomon Brothers Small Cap Growth Fund	3,399,127	219,080	1,679,100	0	0	0.00	12/31/05
Salomon Brothers Strategic Bond Fund	1,354,064	70,982	1,211,826	0	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	2,468,573	0	41,334	0	10,102	2.48	12/31/05

Fund	Management Fees ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	409,132	22,727	32,032	0	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	2,232,872	0	4,245	0	28,246	6.22	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	40,670	6,055	0	0	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	506,477	0	33	0	57	0.82	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	750,656	38,832	0	0	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	646,838	0	20,322	0	0	0.00	12/31/05
Western Asset Emerging Markets Debt Portfolio	373,265	30,496	0	0	0	0	2/28/06
Western Asset Global High Yield Bond Portfolio	600,919	63,919	0	0	0	0	2/28/06

*	Reflects values for a three month period.
†	Reflects values for a ten month period.

The following table indicates (i) the sub-advisory fee paid by the relevant Fund’s Manager (not the Fund) to the Fund’s Sub-Adviser and (ii) amounts paid by each relevant Fund to its Sub-Adviser or an affiliate of the Sub-Adviser during the Fund’s last fiscal year, except as otherwise indicated. All fees shown are after waivers and reimbursements, if any.

Sub-Advisers

Fund	Sub-Advisory Fee (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Multiple Discipline Funds All Cap and International	22,606	0	185,856	12,881	0	0.00	4/30/06
Legg Mason Partners Real Return Strategy Fund*	0	0	25,238	2,597	0	0.00	12/31/05
Legg Mason Partners Hansberger Global Value Fund	150,935	0	133,158	17,289	0	0.00	4/30/06

Fund	Sub-Advisory Fee (after waivers, if any) ($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Legg Mason Partners Capital and Income Fund	9,279,018	4,445,693	12,415,946	1,823,083	0	0.00	12/31/05
Legg Mason Partners Convertible Fund	697,818	363,765	726,098	97,342	0	0.00	7/31/05
Legg Mason Partners Diversified Strategic Income Fund	1,130,154	2,245,444	4,487,277	727,287	0	0.00	7/31/05
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	107,872	175,198	0	4,583	0	0.00	12/31/05
Legg Mason Partners Core Plus Bond Fund, Inc.	0	918,738	742,147	158,230	0	0.00	7/31/05
Legg Mason Partners Financial Services Fund	261,044	0	467,065	57,872	0	0.00	10/31/05
Legg Mason Partners Health Sciences Fund	328,342	0	523,828	69,258	0	0.00	10/31/05
Legg Mason Partners Technology Fund	404,832	0	589,819	74,070	0	0.00	10/31/05
Legg Mason Partners Classic Values Fund	1,038,041	0	1,633,651	205,751	56,620	9.29	11/30/05
Legg Mason Partners International Fund	429,695	0	686,364	725,371	0	0.00	10/31/05
Legg Mason Partners Global Equity Fund	275,788	0	442,865	74,198	0	0.00	12/31/05
Legg Mason Partners Emerging Markets Equity Fund	0	0	24,354	711	0	0.00	10/31/05
Salomon Brothers Strategic Bond Fund	75,582	70,982	1,211,826	0	0	0.00	12/31/05
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	22,316	38,832	0	0	0	0.00	12/31/05

*	Reflects values for a three month period.

Appendix X

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit Related Fees

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Lifestyle Series, Inc.
Legg Mason Partners Lifestyle Balanced Fund	1/31/06	15,500	14,900	None	None
Legg Mason Partners Lifestyle Conservative Fund	1/31/06	15,500	14,900	None	None
Legg Mason Partners Lifestyle Growth Fund	1/31/06	15,500	14,900	None	None
Legg Mason Partners Lifestyle High Growth Fund	1/31/06	15,500	14,900	None	None
Legg Mason Partners Lifestyle Income Fund	1/31/06	15,500	14,900	None	None
Legg Mason Partners Variable Lifestyle Balanced Portfolio	1/31/06	14,900	14,900	None	None
Legg Mason Partners Variable Lifestyle Growth Portfolio	1/31/06	14,900	14,900	None	None
Legg Mason Partners Variable Lifestyle High Growth Portfolio	1/31/06	14,900	14,900	None	None

Legg Mason Partners Variable Portfolios IV
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	12/31/05	None	20,000	None	None
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	12/31/05	None	21,000	None	None
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	12/31/05	None	21,000	None	None
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	12/31/05	None	21,000	None	None

Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio	5/31/05	28,700	27,700	None	None
Government Portfolio	5/31/05	19,000	16,500	None	None
Municipal Portfolio	5/31/05	20,600	19,600	None	None

Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Investment Grade Bond Fund	12/31/05	27,500	27,500	None	None
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	4/30/06	22,000	21,000	3,500	None
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	4/30/06	26,000	47,000	None	None
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	4/30/06	26,000	46,000	None	None
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	4/30/06	26,500	46,500	None	None
Legg Mason Partners Multiple Discipline Funds All Cap and International	4/30/06	None	None	4,000	None
Legg Mason Partners Real Return Strategy Fund	12/31/05	24,000	None	4,000	None
Legg Mason Partners Small Cap Growth Fund	9/30/05	24,000	24,000	None	None

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Small Cap Value Fund	9/30/05	22,600	21,600	None	None
Legg Mason Partners Hansberger Global Value Fund	4/30/06	23,750	22,750	None	None
Legg Mason Partners Government Securities Fund	12/31/05	27,500	27,500	None	None

Legg Mason Partners Equity Funds
Legg Mason Partners Social Awareness Fund	1/31/06	31,500	31,500	None	None

Legg Mason Partners Municipal Funds
California Money Market Portfolio	3/31/06	30,500	29,500	None	None
Legg Mason Partners Florida Municipals Fund	3/31/06	19,000	18,000	None	None
Legg Mason Partners Georgia Municipals Fund	3/31/06	14,500	12,500	None	None
Legg Mason Partners Intermediate-Term Municipals Fund	3/31/06	19,000	18,000	None	None
Legg Mason Partners National Municipals Fund	3/31/06	19,000	18,000	None	None
Massachusetts Money Market Portfolio	3/31/06	19,000	18,000	None	None
New York Money Market Portfolio	3/31/06	27,000	25,000	None	None
Legg Mason Partners New York Municipals Fund	3/31/06	20,000	19,000	None	None
Legg Mason Partners Pennsylvania Municipals Fund	3/31/06	14,500	12,500	None	None

Smith Barney Municipal Money Market Fund Inc.	3/31/06	40,000	38,000	None	None

Legg Mason Partners Funds, Inc.
Legg Mason Partners Large Cap Value Fund	12/31/05	19,500	19,500	None	None
Legg Mason Partners U.S. Government Securities Fund	12/31/05	16,500	16,500	None	None
Legg Mason Partners Short-Term Investment Grade Bond Fund	12/31/05	16,500	16,500	None	None

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	12/31/05	35,500	33,500	None	None
Legg Mason Partners Convertible Fund	7/31/05	29,000	29,000	None	None
Legg Mason Partners Dividend and Income Fund	7/31/05	32,000	30,500	None	3,500
Legg Mason Partners Diversified Strategic Income Fund	7/31/05	35,500	33,500	None	3,500
Legg Mason Partners Exchange Reserve Fund	7/31/05	28,000	28,000	None	None
Legg Mason Partners High Income Fund	7/31/05	35,000	33,500	None	None
Legg Mason Partners Municipal High Income Fund	7/31/05	35,500	31,500	None	None
Legg Mason Partners Total Return Bond Fund	7/31/05	29,000	29,000	None	None

Legg Mason Partners Small Cap Core Fund, Inc.	12/31/05	20,500	20,500	None	None

Smith Barney Money Funds, Inc.
Smith Barney Money Funds—Government Portfolio	12/31/05	37,000	40,000	None	None

Legg Mason Partners Fundamental Value Fund, Inc.	9/30/05	None	22,000	None	None

Legg Mason Partners Variable Portfolios II
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	12/31/05	19,000	19,000	None	None

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	12/31/05	None	None	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	12/31/05	14,000	14,000	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	12/31/05	13,500	12,000	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	12/31/05	20,500	20,500	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	12/31/05	13,000	13,000	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	12/31/05	19,000	19,000	None	None

Legg Mason Partners Managed Municipals Fund, Inc.	2/28/06	59,200	57,000	None	None

Legg Mason Partners California Municipals Fund, Inc.	2/28/06	27,000	27,000	None	None

Legg Mason Partners New Jersey Municipals Fund, Inc.	3/31/06	23,800	23,800	None	None

Legg Mason Partners Oregon Municipals Fund	4/30/06	16,600	13,500	None	None

Legg Mason Partners Arizona Municipals Fund, Inc.	5/31/05	None	21,000	None	None

Legg Mason Partners Core Plus Bond Fund, Inc.	7/31/05	None	32,000	None	2,100

Legg Mason Partners Sector Series, Inc.
Legg Mason Partners Financial Services Fund	10/31/05	14,500	14,000	None	None
Legg Mason Partners Health Sciences Fund	10/31/05	14,500	14,000	None	None
Legg Mason Partners Technology Fund	10/31/05	18,700	18,000	None	None

Legg Mason Partners Massachusetts Municipals Fund	11/30/05	13,500	13,000	None	None

Legg Mason Partners Investment Trust
Legg Mason Partners Classic Values Fund	11/30/05	24,000	24,000	None	None
Legg Mason Partners Intermediate Maturity California Municipals Fund	11/30/05	16,600	16,000	None	None
Legg Mason Partners Intermediate Maturity New York Municipals Fund	11/30/05	16,600	16,000	None	None
Legg Mason Partners Large Cap Growth Fund	11/30/05	33,000	33,000	None	None
Legg Mason Partners S&P 500 Index Fund	12/31/05	23,800	22,000	None	None
Legg Mason Partners Mid Cap Core Fund	11/30/05	27,000	27,000	None	None

Legg Mason Partners Appreciation Fund, Inc.	12/31/05	36,500	36,500	None	None

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	10/31/05	27,000	27,000	7,500	None
Legg Mason Partners International All Cap Growth Fund	10/31/05	30,000	55,000	None	None

Legg Mason Partners Variable Portfolios III, Inc.
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	10/31/05	20,000	10,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	10/31/05	22,000	20,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	10/31/05	22,000	22,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	10/31/05	26,000	26,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	10/31/05	21,500	21,500	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	10/31/05	27,000	27,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	10/31/05	14,000	13,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	10/31/05	25,000	25,000	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	10/31/05	17,500	17,500	None	None

Legg Mason Partners Adjustable Rate Income Fund	5/31/05	42,000	None	None	None

Legg Mason Partners Investment Series
Legg Mason Partners International Fund	10/31/05	23,000	23,000	None	None
Legg Mason Partners Growth and Income Fund	10/31/05	27,000	27,000	None	None
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	10/31/05	14,000	12,000	None	None
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	10/31/05	13,500	12,000	None	None
Legg Mason Partners Variable Government Portfolio	10/31/05	11,000	11,000	None	None
Legg Mason Partners Variable Dividend Strategy Portfolio	10/31/05	13,500	13,000	4,000	None

Legg Mason Partners Trust II
Legg Mason Partners Diversified Large Cap Growth Fund	10/31/05	29,000	29,000	255	2,500

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Small Cap Growth Opportunities Fund	10/31/05	22,000	22,000	2,755	2,500
Legg Mason Partners Global Equity Fund	12/31/05	29,000	51,000	2,755	2,500
Legg Mason Partners Capital Preservation Fund	10/31/05	25,000	25,000	None	None
Legg Mason Partners Capital Preservation Fund II	10/31/05	25,000	25,000	None	None
Legg Mason Partners Short Duration Municipal Income Fund	10/31/05	21,000	14,000	None	None

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	12/31/05	21,000	21,000	None	None
Salomon Brothers California Tax Free Bond Fund	12/31/05	21,000	21,000	None	None
Salomon Brothers New York Tax Free Bond Fund	12/31/05	23,000	23,000	None	None
Salomon Brothers Mid Cap Fund	12/31/05	13,000	13,000	255	None

Legg Mason Partners Variable Portfolios V
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	12/31/05	22,000	None	255	2,500

CitiFunds Premium Trust
Citi Premium Liquid Reserves	8/31/05	9,250	9,250	2,500	2,500
Citi Premium U.S. Treasury Reserves	8/31/05	14,000	14,000	None	None

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	8/31/05	9,250	9,250	2,500	2,500
Citi Institutional Cash Reserves	8/31/05	13,000	13,000	None	None
Citi Institutional U.S. Treasury Reserves	8/31/05	14,000	14,000	None	None
Citi Institutional Tax Free Reserves	8/31/05	15,000	None	None	None
Citi Institutional Enhanced Income Fund	8/31/05	None	None	None	None

CitiFunds Trust I
Legg Mason Partners Emerging Markets Equity Fund	10/31/05	None	None	None	None

CitiFunds Trust III
Citi Cash Reserves	8/31/05	9,250	9,250	2,500	None
Citi U.S. Treasury Reserves	8/31/05	14,000	14,000	None	None
Citi Tax Free Reserves	8/31/05	14,000	14,000	None	None
Citi California Tax Free Reserves	8/31/05	23,000	23,000	None	None
Citi Connecticut Tax Free Reserves	8/31/05	23,000	23,000	None	None
Citi New York Tax Free Reserves	8/31/05	27,000	27,000	None	None

Salomon Brothers Capital Fund Inc	12/31/05	42,000	42,000	3,755	3,500

The Salomon Brothers Fund Inc	12/31/05	42,000	42,000	225	None

Salomon Brothers Investors Value Fund Inc	12/31/05	42,000	42,000	3,755	3,500

Salomon Brothers Series Funds Inc
Salomon Brothers Balanced Fund	12/31/05	26,500	26,500	4,505	3,818
Salomon Brothers High Yield Bond Fund	12/31/05	33,000	33,000	4,505	3,818
Salomon Brothers Institutional Money Market Fund	12/31/05	22,000	22,000	4,505	3,818

		Audit Fees		Audit Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Salomon Brothers New York Municipal Money Market Fund	12/31/05	21,000	21,000	4,505	3,818
Salomon Brothers Short/Intermediate U.S. Government Fund	12/31/05	22,000	22,000	4,250	3,818
Salomon Brothers Small Cap Growth Fund	12/31/05	26,000	26,000	4,505	3,818
Salomon Brothers Strategic Bond Fund	12/31/05	32,000	32,000	4,505	3,818

Legg Mason Partners Variable Portfolios I, Inc.
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	12/31/05	23,000	22,000	3,755	3,500
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	12/31/05	21,000	20,000	3,755	3,500
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	12/31/05	23,500	22,000	3,755	14,000
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	12/31/05	20,000	20,000	3,755	3,500
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	12/31/05	21,000	20,000	3,755	3,500
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	12/31/05	23,500	22,500	3,755	3,500
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	12/31/05	23,500	22,500	3,755	3,500

Western Asset Funds II, Inc.
Western Asset Emerging Markets Debt Portfolio	2/28/06	35,000	35,000	4,755	3,500
Western Asset Global High Yield Bond Portfolio	2/28/06	35,000	35,000	4,755	3,500

Tax Fees and All Other Fees

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Lifestyle Series, Inc.
Legg Mason Partners Lifestyle Balanced Fund	1/31/06	None	5,000	None	None
Legg Mason Partners Lifestyle Conservative Fund	1/31/06	None	5,000	None	None
Legg Mason Partners Lifestyle Growth Fund	1/31/06	None	5,000	None	None
Legg Mason Partners Lifestyle High Growth Fund	1/31/06	None	7,600	None	None
Legg Mason Partners Lifestyle Income Fund	1/31/06	None	5,000	None	None
Legg Mason Partners Variable Lifestyle Balanced Portfolio	1/31/06	None	4,600	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Variable Lifestyle Growth Portfolio	1/31/06	None	5,200	None	None
Legg Mason Partners Variable Lifestyle High Growth Portfolio	1/31/06	None	5,000	None	None

Legg Mason Partners Variable Portfolios IV
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	12/31/05	2,200	None	None	None
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	12/31/05	2,200	None	None	None
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	12/31/05	3,000	None	None	None
Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value	12/31/05	2,500	None	None	None

Smith Barney Institutional Cash Management Fund Inc.
Cash Portfolio	5/31/05	2,200	2,000	None	None
Government Portfolio	5/31/05	2,200	2,200	None	None
Municipal Portfolio	5/31/05	2,600	2,400	None	None

Legg Mason Partners Investment Funds, Inc.
Legg Mason Partners Investment Grade Bond Fund	12/31/05	2,300	2,300	None	None
Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	4/30/06	None	2,500	None	None
Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	4/30/06	None	5,000	None	None
Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	4/30/06	None	5,000	None	None
Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	4/30/06	None	5,000	None	None
Legg Mason Partners Multiple Discipline Funds All Cap and International	4/30/06	None	None	None	None
Legg Mason Partners Real Return Strategy Fund	12/31/05	None	None	None	None
Legg Mason Partners Small Cap Growth Fund	9/30/05	5,000	None	None	None
Legg Mason Partners Small Cap Value Fund	9/30/05	4,800	None	None	None
Legg Mason Partners Hansberger Global Value Fund	4/30/06	None	4,800	None	None
Legg Mason Partners Government Securities Fund	12/31/05	2,400	2,400	None	None

Legg Mason Partners Equity Funds
Legg Mason Partners Social Awareness Fund	1/31/06	None	4,200	None	None

Legg Mason Partners Municipal Funds
California Money Market Portfolio	3/31/06	None	4,200	None	None
Legg Mason Partners Florida Municipals Fund	3/31/06	None	4,200	None	None
Legg Mason Partners Georgia Municipals Fund	3/31/06	None	4,400	None	None
Legg Mason Partners Intermediate-Term Municipals Fund	3/31/06	None	4,200	None	None
Legg Mason Partners National Municipals Fund	3/31/06	None	4,200	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Massachusetts Money Market Portfolio	3/31/06	None	4,200	None	None
New York Money Market Portfolio	3/31/06	None	4,400	None	None
Legg Mason Partners New York Municipals Fund	3/31/06	None	4,400	None	None
Legg Mason Partners Pennsylvania Municipals Fund	3/31/06	None	4,400	None	None

Smith Barney Municipal Money Market Fund Inc.	3/31/06	None	4,400	None	None
Legg Mason Partners Funds, Inc.
Legg Mason Partners Large Cap Value Fund	12/31/05	2,300	2,300	None	None
Legg Mason Partners U.S. Government Securities Fund	12/31/05	2,300	2,300	None	None
Legg Mason Partners Short-Term Investment Grade Bond Fund	12/31/05	2,100	2,100	None	None

Legg Mason Partners Income Funds
Legg Mason Partners Capital and Income Fund	12/31/05	2,500	2,500	None	None
Legg Mason Partners Convertible Fund	7/31/05	2,200	2,200	None	None
Legg Mason Partners Dividend and Income Fund	7/31/05	2,100	2,100	None	None
Legg Mason Partners Diversified Strategic Income Fund	7/31/05	3,500	3,500	None	None
Legg Mason Partners Exchange Reserve Fund	7/31/05	2,300	2,100	None	None
Legg Mason Partners High Income Fund	7/31/05	2,600	2,600	None	None
Legg Mason Partners Municipal High Income Fund	7/31/05	4,500	4,500	None	None
Legg Mason Partners Total Return Bond Fund	7/31/05	2,300	2,300	None	None

Legg Mason Partners Small Cap Core Fund, Inc.	12/31/05	2,300	2,300	None	None

Smith Barney Money Funds, Inc.
Smith Barney Money Funds—Government Portfolio	12/31/05	2,000	2,000	None	None

Legg Mason Partners Fundamental Value Fund, Inc.	9/30/05	2,200	2,500	None	None

Legg Mason Partners Variable Portfolios II
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio	12/31/05	2,200	2,300	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio	12/31/05	None	None	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio	12/31/05	2,100	2,200	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	12/31/05	2,300	2,100	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	12/31/05	2,200	2,300	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio	12/31/05	2,300	2,400	None	None
Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio	12/31/05	4,400	2,200	None	None

Legg Mason Partners Managed Municipals Fund, Inc.	2/28/06	None	6,300	None	None
Legg Mason Partners California Municipals Fund, Inc.	2/28/06	2,400	2,200	None	None

Legg Mason Partners New Jersey Municipals Fund, Inc.	3/31/06	2,400	2,200	None	None

Legg Mason Partners Oregon Municipals Fund	4/30/06	2,200	2,000	None	None

Legg Mason Partners Arizona Municipals Fund, Inc.	5/31/05	1,900	2,000	None	None

Legg Mason Partners Core Plus Bond Fund, Inc.	7/31/05	2,000	2,100	None	None

Legg Mason Partners Sector Series, Inc.
Legg Mason Partners Financial Services Fund	10/31/05	2,400	2,200	None	None
Legg Mason Partners Health Sciences Fund	10/31/05	2,400	2,200	None	None
Legg Mason Partners Technology Fund	10/31/05	2,400	2,200	None	None

Legg Mason Partners Massachusetts Municipals Fund	11/30/05	2,200	2,000	None	None

Legg Mason Partners Investment Trust
Legg Mason Partners Classic Values Fund	11/30/05	4,400	None	None	None
Legg Mason Partners Intermediate Maturity California Municipals Fund	11/30/05	2,100	1,900	None	None
Legg Mason Partners Intermediate Maturity New York Municipals Fund	11/30/05	2,100	1,900	None	None
Legg Mason Partners Large Cap Growth Fund	11/30/05	2,500	2,600	None	None
Legg Mason Partners S&P 500 Index Fund	12/31/05	2,600	2,400	None	None
Legg Mason Partners Mid Cap Core Fund	11/30/05	2,400	2,500	None	None

Legg Mason Partners Appreciation Fund, Inc.	12/31/05	5,900	3,500	None	None

Legg Mason Partners World Funds, Inc.
Legg Mason Partners Inflation Management Fund	10/31/05	2,800	2,800	None	None
Legg Mason Partners International All Cap Growth Fund	10/31/05	2,800	2,800	None	None

Legg Mason Partners Variable Portfolios III, Inc.
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio	10/31/05	4,300	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Aggressive Growth Portfolio	10/31/05	2,600	2,400	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio	10/31/05	5,000	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio	10/31/05	5,200	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	10/31/05	4,600	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio	10/31/05	4,600	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio	10/31/05	4,400	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio	10/31/05	4,400	None	None	None
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio	10/31/05	4,200	None	None	None

Legg Mason Partners Adjustable Rate Income Fund	5/31/05	2,600	2,400	None	None

Legg Mason Partners Investment Series
Legg Mason Partners International Fund	10/31/05	6,200	3,000	None	None
Legg Mason Partners Growth and Income Fund	10/31/05	5,200	2,500	None	None
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio	10/31/05	4,600	2,200	None	None
Legg Mason Partners Investment Series—Legg Mason Partners Variable Growth and Income Portfolio	10/31/05	4,400	2,100	None	None
Legg Mason Partners Variable Government Portfolio	10/31/05	4,200	2,100	None	None
Legg Mason Partners Variable Dividend Strategy Portfolio	10/31/05	4,600	2,200	None	None

Legg Mason Partners Trust II
Legg Mason Partners Diversified Large Cap Growth Fund	10/31/05	4,000	4,000	None	None
Legg Mason Partners Small Cap Growth Opportunities Fund	10/31/05	8,000	8,000	None	None
Legg Mason Partners Global Equity Fund	12/31/05	4,000	6,700	None	None
Legg Mason Partners Capital Preservation Fund	10/31/05	5,000	None	None	None
Legg Mason Partners Capital Preservation Fund II	10/31/05	5,000	None	None	None
Legg Mason Partners Short Duration Municipal Income Fund	10/31/05	2,000	None	None	None

Salomon Funds Trust
Salomon Brothers National Tax Free Bond Fund	12/31/05	2,000	2,000	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Salomon Brothers California Tax Free Bond Fund	12/31/05	2,000	2,000	None	None
Salomon Brothers New York Tax Free Bond Fund	12/31/05	2,000	2,000	None	None
Salomon Brothers Mid Cap Fund	12/31/05	2,100	2,100	None	None

Legg Mason Partners Variable Portfolios V
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	12/31/05	None	None	None	None

CitiFunds Premium Trust
Citi Premium Liquid Reserves	8/31/05	None	3,400	None	None
Citi Premium U.S. Treasury Reserves	8/31/05	None	3,900	None	None

CitiFunds Institutional Trust
Citi Institutional Liquid Reserves	8/31/05	None	3,400	None	None
Citi Institutional Cash Reserves	8/31/05	1,900	3,800	None	None
Citi Institutional U.S. Treasury Reserves	8/31/05	None	3,900	None	None
Citi Institutional Tax Free Reserves	8/31/05	None	3,900	None	None
Citi Institutional Enhanced Income Fund	8/31/05	None	None	None	None

CitiFunds Trust I
Legg Mason Partners Emerging Markets Equity Fund	10/31/05	None	None	None	None
CitiFunds Trust III
Citi Cash Reserves	8/31/05	None	3,400	None	None
Citi U.S. Treasury Reserves	8/31/05	2,000	3,900	None	None
Citi Tax Free Reserves	8/31/05	2,000	3,900	None	None
Citi California Tax Free Reserves	8/31/05	2,000	3,900	None	None
Citi Connecticut Tax Free Reserves	8/31/05	2,000	3,900	None	None
Citi New York Tax Free Reserves	8/31/05	2,000	3,900	None	None

Salomon Brothers Capital Fund Inc	12/31/05	3,500	3,500	None	None

The Salomon Brothers Fund Inc	12/31/05	6,500	6,500	None	None

Salomon Brothers Investors Value Fund Inc	12/31/05	3,500	3,500	None	None

Salomon Brothers Series Funds Inc
Salomon Brothers Balanced Fund	12/31/05	3,600	3,600	None	None
Salomon Brothers High Yield Bond Fund	12/31/05	4,840	3,600	None	None
Salomon Brothers Institutional Money Market Fund	12/31/05	2,500	2,500	None	None
Salomon Brothers New York Municipal Money Market Fund	12/31/05	2,500	2,500	None	None
Salomon Brothers Short/Intermediate U.S. Government Fund	12/31/05	3,600	3,600	None	None
Salomon Brothers Small Cap Growth Fund	12/31/05	3,600	3,600	None	None
Salomon Brothers Strategic Bond Fund	12/31/05	4,091	3,600	None	None

Legg Mason Partners Variable Portfolios I, Inc.
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	12/31/05	3,600	3,600	None	None

		Tax Fees		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	12/31/05	4,091	3,600	None	None
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	12/31/05	3,600	3,600	None	None
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	12/31/05	3,600	3,600	None	None
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	12/31/05	3,600	3,600	None	None
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Strategic Bond Portfolio	12/31/05	4,091	3,600	None	None
Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Total Return Portfolio	12/31/05	3,600	3,600	None	None

Western Asset Funds II, Inc.
Western Asset Emerging Markets Debt Portfolio	2/28/06	5,963	12,400	None	None
Western Asset Global High Yield Bond Portfolio	2/28/06	4,092	10,800	None	None

Appendix Y

5% Share Ownership

As of September 15, 2006, the following persons owned of record the amounts indicated of the shares of the class of the Funds indicated. Please note that certain Funds do not have share classes.

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Lifestyle Balanced Fund	A	76.946	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	6.106	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	80.079	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	100.000	Concert Series Seed Account	Attn: James Giallanza 125 Broad Street, 11th Floor New York, NY 10004

Legg Mason Partners Lifestyle Conservative Fund	A	76.200	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	10.788	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	78.122	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	100.000	Concert Series Seed Account	Attn: James Giallanza 125 Broad Street, 11th Floor New York, NY 10004

Legg Mason Partners Lifestyle Growth Fund	A	79.623	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	82.115	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	100.000	Concert Series Seed Account	Attn: James Giallanza 125 Broad Street, 11th Floor New York, NY 10004

Legg Mason Partners Lifestyle High Growth Fund	A	85.094	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	87.161	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	100.000	Concert Series Seed Account	Attn: James Giallanza 125 Broad Street, 11th Floor New York, NY 10004

Legg Mason Partners Lifestyle Income Fund	A	71.622	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	9.239	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	75.114	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	C	8.993	Rita Diana CGM IRA Custodian	108 Palmetto Lane Milford, PA 18337-7022
	Y	100.000	Concert Series Seed Account	Attn: James Giallanza 125 Broad Street, 11th Floor New York, NY 10004

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Variable Lifestyle Balanced Portfolio		70.148	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		15.634	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		12.320	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380

Legg Mason Partners Variable Lifestyle Growth Portfolio		68.122	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		16.984	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380
		13.822	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Lifestyle High Growth Portfolio		69.975	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		17.616	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380
		11.524	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value		56.655	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		41.483	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value		48.802	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		48.415	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value		51.145	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		43.070	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value		50.236	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		48.249	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Smith Barney Institutional Cash Management Fund Inc.— Government Portfolio	A	19.762	Maxim Integrated Products, Inc.	Attn: Tim Ruehle 120 San Gabriel Drive Sunnyvale, CA 94086-5125
	A	13.897	Sonia Marilyn Ziering TTEE The Ziering Marital Trust U/T/A 04-11-1990	720 North Walder Drive Beverly Hills, CA 90210-3125

Legg Mason Partners Investment Grade Bond Fund	A	34.218	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	12.750	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	A	8.569	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
	B	56.162	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	26.889	ClearBridge Advisors, LLC Illinois College Pro Port 1 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	22.218	ClearBridge Advisors, LLC Illinois College Pro Port 2 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	20.613	ClearBridge Advisors, LLC Illinois College Pro Port 4 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	18.756	ClearBridge Advisors, LLC Illinois College Pro Port 3 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	11.474	ClearBridge Advisors, LLC Illinois College Pro Port 5 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value	A	38.220	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	6.538	Mary A. Winston	45 Highland Avenue Montclair, NJ 07042-1909
	B	17.814	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Fund	Class	Percent (%)	Name	Address

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value	A	6.626	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value	A	17.336	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	5.717	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	9.210	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value	A	27.117	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	14.138	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Multiple Discipline Funds All Cap and International	A	5.384	Samuel C. Sichko TTEE FBO Shimon Alon Remainder Trust 2 U/A/D 06-28-2000	333 East 56th Street, Apt. 14D New York, NY 10022-3763
	B	5.184	Britt B. Ewen	130 Valley View Avenue Ridgewood, NJ 07450-2346

Legg Mason Partners Real Return Strategy Fund	A	69.393	Smith Barney Investment Fund Inc. SB Real Return Strategy Fund/PSR Only	300 First Stamford Place, 3rd Floor Stamford, CT 06902-6765

Legg Mason Partners Small Cap Growth Fund	1	99.680	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	80.486	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Small Cap Value Fund	A	17.824	The John Hancock Life Insurance Company (USA)	250 Bloor Street East, 7th Floor Toronto, Ontario, Canada M4W 1E5
	A	13.593	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	A	5.338	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
	Y	77.101	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	17.567	State Street Bank & Trust Nestle 401K Plan U/A/D 09-10-2003 CitiStreet LLC – Record Keeper	105 Rosemont Road Westwood, MA 02090-2318
	Y	5.158	Smith Barney Inc.	333 West 34th Street New York, NY 10001 4th Floor Stamford, CT 06902-6765

Legg Mason Partners Government Securities Fund	A	28.355	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	6.100	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	62.807	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Fund	Class	Percent (%)	Name	Address
	Y	94.115	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Road Westwood, MA 02090-2318

Legg Mason Partners Social Awareness Fund	A	28.456	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	69.218	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

California Money Market Portfolio	Y	83.020	Fiduciary Trust Intl Revenue	Attn: John Conte 600 Fifth Avenue New York, NY 10020-2326
	Y	17.844	Fiduciary Trust Intl-Non Revenue	Attn: John Conte 600 Fifth Avenue New York, NY 10020-2326

Legg Mason Partners Georgia Municipals Fund	A	5.742	Larry Weitzner and Pam Weitzner JTWROS MDA 7 ACV	5 Misty Ridge Manor Atlanta, GA 30327-4978
	A	5.296	Toby W. Hollenberg	1 Sandy Run Lane Savannah, GA 31411-2221
	B	13.653	Margaret Due TTEE FBO Margaret Due Trust U/A/D 09-06-2002	3100 Club Drive, Apt. 334 Lawrenceville, GA 30044-2596
	C	7.001	James S. Hutto	P.O. Box 1475 Brunswick, GA 31521-1475

Legg Mason Partners Intermediate-Term Municipals Fund	B	6.250	Blanche Schimmel	200 W. Pomeroy Lane Amherst, MA 01002-320
	B	5.704	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	B	5.510	Maurice D. Gruber Family Partnership, LP Philip Gruber (Partner) Alice Glassman (Partner)	99 Powerhouse Road, Suite 102 Roslyn, NY 11577-2038
	B	5.125	First Clearing, LLC A/C 3178-9767 Pauline N. Holland Revocable Trust	3114 Grace Field Road, Apt. 107 Silver Spring, MD 20904-1894
	C	6.854	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	O	5.354	Margaret Inhofe	P.O. Box 66 Port Isabel, TX 78578-0066

Legg Mason Partners National Municipals Fund	C	9.594	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246

Massachusetts Money Market Portfolio	A	7.825	David R. Mittelman and Michele H. Mittelman JTWROS	16 Rolling Lane Dover, MA 02030-2446

New York Money Market Portfolio	Y	49.372	Fiduciary Trust Intl Revenue	Attn: John Conte 600 Fifth Avenue New York, NY 10020-2326

Fund	Class	Percent (%)	Name	Address
	Y	42.419	Continental Stock Transfer & Trust Co. A/T/F Adventure Partners	17 Battery Place, 8th Floor New York, NY 10004-1123
	Y	8.243	Fiduciary Trust Intl-Non Revenue	Attn: John Conte 600 Fifth Avenue New York, NY 10020-2326

Legg Mason Partners New York Municipals Fund	Y	100.000	Peter Nager	121 Beaver Dam Road Katonah, NY 10536-3716

Legg Mason Partners Pennsylvania Municipals Fund	A	6.260	Royal F. Alvis and Marion M. Alvis JTWROS	186 Cherry Hill Circle Hawley, PA 18428-4018
	C	5.075	Richard Grimes and Janet F. Grimes JTWROS	Box 366 Terre Hill, PA 17581-0366

Legg Mason Partners Large Cap Value Fund	Y	47.018	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation High Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	38.811	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	8.810	Smith Barney Mutual Fund Management LLC Concert Series Select Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	5.361	Smith Barney Mutual Fund Management LLC Concert Series Select High Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606

Legg Mason Partners U.S. Government Securities Fund	A	30.747	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	Y	29.760	ClearBridge Advisors, LLC Illinois College Pro Port 4 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	24.949	ClearBridge Advisors, LLC Illinois College Pro Port 5 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	24.129	ClearBridge Advisors, LLC Illinois College Pro Port 2 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	20.306	ClearBridge Advisors, LLC Illinois College Pro Port 3 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765

Legg Mason Partners Short-Term Investment Grade	A	49.356	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
Bond Fund	Y	18.799	ClearBridge Advisors, LLC Portfolio Six Scholars Choice College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	18.223	ClearBridge Advisors, LLC Illinois College Pro Port 6 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	16.160	ClearBridge Advisors, LLC Portfolio Four (Balanced) Scholars Choice College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765

Fund	Class	Percent (%)	Name	Address
	Y	12.159	ClearBridge Advisors, LLC Portfolio Seven Scholars Choice College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	12.123	ClearBridge Advisors, LLC Illinois College Pro Port 5 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	11.640	ClearBridge Advisors, LLC Portfolio Five Scholars Choice College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	10.823	ClearBridge Advisors, LLC Illinois College Pro Port 4 Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765

Legg Mason Partners Capital and Income Fund	LMP (Smith Barney) A	23.626	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	LMP (Smith Barney) B	19.406	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	LMP (Smith Barney) Y	94.231	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Income	225 Liberty Street, 24th Floor New York, NY 10281-2606
	LMP (Smith Barney) Y	5.768	William J. Roberts IRA CGM IRA Custodian	2175 Hudson Terrace Fort Lee, NJ 07024-7721

Legg Mason Partners Convertible Fund	LMP (Smith Barney) B	6.368	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	LMP (Smith Barney) Y	85.107	Wachovia Bank	1525 West WT Harris Boulevard NC1151 Charlotte, NC 28288-1151
	LMP (Smith Barney) Y	14.893	Smith Barney Inc.	333 West 34th Street New York, NY 10001

Legg Mason Partners Diversified Strategic	B	21.726	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
Income Fund	Y	37.201	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Income	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	34.863	Smith Barney Charitable Investment Fund Balanced Pool	Attn: Laurie Hesslein 388 Greenwich Street, 17th Floor New York, NY 10013-2375

Fund	Class	Percent (%)	Name	Address
	Y	16.855	Smith Barney Charitable Investment Fund Growth Pool	Attn: Laurie Hesslein 388 Greenwich Street, 17th Floor New York, NY 10013-2375
	Y	11.081	Smith Barney Charitable Investment Fund Conservative Pool	Attn: Laurie Hesslein 388 Greenwich Street, 17th Floor New York, NY 10013-2375

Legg Mason Partners Exchange Reserve Fund	B	21.604	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners High Income Fund	A	5.605	International Capital Institution	Attn: Controller P.O. Box 675828 Rancho Santa Fe, CA 92067-5828
	Y	98.069	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Income	225 Liberty Street, 24th Floor New York, NY 10281-2606

Legg Mason Partners Municipal High Income Fund	C	10.452	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246

Legg Mason Partners Small Cap Core Fund, Inc.	A	22.740	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	Y	45.546	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation High Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	38.452	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	9.504	Smith Barney Mutual Fund Management LLC Concert Series Select Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	6.498	Smith Barney Mutual Fund Management LLC Concert Series Select High Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606

Smith Barney Money Funds—Government Portfolio	C	68.178	David Burnett	314 West 116th Street, Apt. 2B New York, NY 10026-2088
	C	31.807	PFPC Trust Company CUST FBO Janice C. Reddan R/O IRA	41 Hurleys Lane, Apt. 107 Lincroft, NJ 07738-1433
	Y	100.000	CSEA Employee Benefit Fund	Attn: Karl Bellinger, Director of Internal Operations 1 Lear Jet Lane, Suite 1 Latham, NY 12110-2313

Legg Mason Partners Fundamental Value Fund, Inc.	A	36.216	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	43.150	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Fund	Class	Percent (%)	Name	Address
	Y	49.748	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	25.187	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	16.181	Smith Barney Mutual Fund Management LLC Concert Series Select Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Appreciation Portfolio		63.384	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		31.055	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Capital and Income Portfolio		42.718	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		28.911	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		28.080	MetLife Investors USA Insurance Co. MetLife Investors USA Separate Account A	5 Park Plaza, Suite 1900 Irvine, CA 92614-2549

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Diversified Strategic Income Portfolio		53.508	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		39.444	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		6.772	IDS Life Variable Account Smith Barney Funds	222 AXP Financial Center Minneapolis, MN 55474

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Growth and Income Portfolio	I	46.583	Life Insurance Corp. Separate Account AGI—A	222 AXP Financial Center Minneapolis, MN 55474
	I	30.939	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
	I	18.766	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Equity Index Portfolio	I	62.196	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Fund	Class	Percent (%)	Name	Address
	I	35.584	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
	II	62.308	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
	II	35.705	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Aggressive Growth Portfolio		54.019	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		40.677	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios II—Legg Mason Partners Variable Fundamental Value Portfolio		62.000	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		33.800	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Managed Municipals Fund, Inc.	A	7.190	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	12.672	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	89.990	Tim Blixseth	71534 Sahara Road Rancho Mirage, CA 92270-4340
	Y	5.361	Barry Baker TTEE FBO Baker General Trust U/A/D 04-07-1993	8520 Bayland Drive Las Vegas, NV 89134-8641

Legg Mason Partners New Jersey Municipals Fund, Inc.	C	5.892	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246

Legg Mason Partners Arizona Municipals Fund, Inc.	A	9.239	First Clearing LLC A/C 4894-0967 Bruce Naegeli	7112 North 23rd Way Phoenix, AZ 85020-5622
	A	8.275	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	B	6.494	Sharon L. Keran SUCC-TTEE FBO The Kenneth M. Atkinson Revocable Living Trust Dated 07-10-1992	7929 East Nopal Avenue Mesa, AZ 85208-6929

Fund	Class	Percent (%)	Name	Address
	C	35.615	Adelson Investments LLC Thomas Adelson/35551 Collateral Account	4744 East Exeter Phoenix, AZ 85018-2819
	C	8.420	Donald F. Brassil	15221 North Clubgate Drive, #8-2056 Scottsdale, AZ 85254-2637
	C	6.939	Barbara W. O’Brien TTEE FBO The Barbara W. O’Brien Trust Dated 07-19-2002	7349 Via Paseo Del Sur, #515-511 Scottsdale, AZ 85258-3765
	C	6.341	Thomas H. Littlejohn SUCC-TTEE FBO Howard A. Littlejohn Trust U/A/D 05-14-1990	6012 East Campo Bello Drive Scottsdale, AZ 85254-5911
	C	5.416	Des Matthews TTEE FBO Des Matthews Revocable Trust	1975 Buena Vista Drive Sedona, AZ 86336-3322

Legg Mason Partners Core Plus Bond Fund, Inc.	Y	24.610	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	22.434	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	15.956	Smith Barney Mutual Fund Management LLC Concert Series Select Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	10.742	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Conservative	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	7.714	ClearBridge Advisors, LLC Illinois College Pro Fixed Inc. Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	6.268	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation High Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606

Legg Mason Partners Financial Services Fund	A	57.286	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	9.004	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	33.201	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Health Sciences Fund	A	36.479	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	14.244	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	26.309	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Technology Fund	A	39.799	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	7.306	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	20.904	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Massachusetts Municipals Fund	C	7.573	Gail K. Cohen TTEE Bruce B. Cohen Trust U/A/D 06-05-1989	100 Centre Street, #208 Brookline, MA 02446-2818

Legg Mason Partners Intermediate Maturity California Municipals Fund	A	5.771	Leonard H. Stoll TTEE Jean Stoll TTEE The Stoll Family Trust U/A/D 09-17-1987	433 South Oakhurst Drive Beverly Hills, CA 90212-4707
	B	57.340	Kenneth E. & Carol Yoshida Waln The Waln Living Trust U/A/D 09-17-1996	341 Edna Court Los Altos, CA 94022-3814
	B	11.232	Robert B. Landgraf TTEE Karen S. Landgraf TTEE Landgraf Trust Dated 06-25-1996	1472 Camino Robles Court San Jose, CA 95120-4407
	B	9.618	Martin Lund TTEE Susan Lund TTEE FBO Lund Family Rev. Trust U/A/D 10-14-1981	1504 Pacific Avenue Rio Oso, CA 95674-9618
	B	7.813	Audrey L. Heaberlin TTEE Harold R. Landers TTEE FBO Heaberlin-Landers Trust U/A/D 11-30-1998	2309 Park Estates Drive Sacramento, CA 95825-0321
	C	5.932	James R. Laird TTEE Janet C. Laird TTEE FBO Laird Family Trust U/A/D 12-12-2002	1649 Red Hill North Drive Upland, CA 91786-2409
	O	7.379	Stephen W. Schultz TTEE FBO Melissa Jane Shultz UTD 01-03-1975	5321 Firestone Boulevard Southgate, CA 90280-3629
	O	7.205	Sylvia S. Paymer TTEE The Paymer Family Trust Dated 09-28-1989	1514 Stanley Dollar Drive, Unit 3B Walnut Creek, CA 94595-2848
	O	6.036	Rose J. Bloom TTEE The Bloom Trust Dated 04-01-1982	800 Blossom Hill Road, #M-355 Los Gatos, CA 95032-3574
	Y	99.999	Anthony S. Wong TTEE Mandy Tang Wong TTEE FBO The AMP Wong Family Trust U/A/D 12-08-1989	1071 Piedmont Drive Sacramento, CA 95822-1703

Legg Mason Partners Intermediate Maturity New	B	12.995	Shinya Akiyama and Amy Emi Ikui JTWROS	500 East 63rd Street, Apt. 11J New York, NY 10021-7950
York Municipals Fund	B	12.614	Robert E. Timerman	377 Broadway Avenue West Watertown, NY 13601-4103
	B	10.976	Frederic Levy	4901 Henry Hudson Parkway, Apt. 1J Bronx, NY 10471-3219

Fund	Class	Percent (%)	Name	Address
	B	10.144	Joseph Schlessinger	50 Rockhill Road Woodbridge, CT 06525-1105
	B	9.682	Florence Metnick	91 Hamlet Drive Commack, NY 11725-4442
	B	9.318	Dean Witter FBO James Luttati & Irma Luttati	P.O. Box 250 Church Street Station New York, NY 10008-0250
	B	7.842	Carl Hyman	P.O. Box 1553 Melville, NY 11747-0553
	O	7.392	Muriel S. Kessler	122 East 42nd Street, Suite 606 New York, NY 10168-0699
	O	5.452	UBS Financial Services Inc. FBO Nancy Sills	115 East 9th Street, Apt. 11C New York, NY 10003-5419

Legg Mason Partners Large Cap Growth Fund	A	5.670	State Street Bank & Trust TTEE CitiStreet Corporation	1 Heritage Drive JMB II Core Market North Quincy, MA 02171
	B	7.860	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	15.030	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	9.860	ClearBridge Advisors, LLC Illinois College Pro Equity Bright Start College Saving	300 First Stamford Place, 4th Floor Stamford, CT 06902-6765
	Y	9.174	State Street Bank & Trust TTEE State of Michigan 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	9.115	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation High Growth	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	6.516	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Growth	225 Liberty Street, 24th Floor New York, NY 10281-260

Legg Mason Partners S&P 500 Index Fund	A	23.142	Smith Barney Multi Choice Trust Citigroup Institutional Trust Co.	400 Atrium Drive Somerset, NJ 08873-4162
	A	12.913	MetLife Insurance Company of CT Separate Account QPN 401(K)-MID	MetLife Insurance Company Shareholder Account Dept. P.O. Box 990027 Hartford, CT 06199-0027
	D	67.165	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162

Legg Mason Partners Mid Cap Core Fund	A	34.138	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	6.544	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	B	35.628	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	91.543	Smith Barney Inc.	333 West 34th Street New York, NY 10001
	Y	7.631	William J. Roberts IRA CGM IRA Custodian	2175 Hudson Terrace Fort Lee, NJ 07024-7721

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Appreciation Fund, Inc.	A	21.443	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	43.515	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	59.716	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	17.326	State of Minnesota Deferred Compensation Plan Minnesota State Deferred Compensation Plan Trust	c/o Great-West 8515 East Orchard Road, 2T2 Greenwood Village, CO 80111
	Y	6.747	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606

Legg Mason Partners Inflation Management Fund	A	5.681	Bank of America N.A. CUST FBO Restland F.H.	Attn: MFO 0067942 Attn: Special Assets P.O. Box 831575 Dallas, TX 75283-1575
	B	7.512	Erma R. Singer	1057 Rushmore Avenue Mamaroneck, NY 10543-4530
	C	34.348	Wanda Mae Baldwin TTEE FBO Baldwin Family Trust U/A/D 06-30-1989	18961 Glemont Terrace Irvine, CA 92603-3507
	C	10.425	Wayne Mitchell SEP CGM SEP IRA Custodian	3032 East 74 Place Tulsa, OK 74136-5635
	C	8.558	EDM Financial, LLC	Attn: Edward D. Michaelson 101 Bay Colony Drive Fort Lauderdale, FL 33308-2024
	O	18.558	Alberto N. Roca CGM IRA Rollover Custodian	13702 Teal Shore Court Houston, TX 77077-3421
	O	7.178	Else Nijsse TTEE Else Nijsse Trust U/A/D 05-29-1987	7623 Southwest Afton Lane Durham, OR 97224-7677
	O	5.285	Martha G. Roca CGM IRA Rollover Custodian	13702 Teal Shore Court Houston, TX 77077-3421

Legg Mason Partners International All Cap Growth Fund	A	5.587	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Adjustable Rate Income Portfolio		50.240	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		45.910	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable High Income Portfolio		65.961	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Fund	Class	Percent (%)	Name	Address
		30.614	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable International All Cap Growth Portfolio		48.870	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		42.831	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		6.241	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio		61.643	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		36.778	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Large Cap Value Portfolio		52.629	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		34.144	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		11.120	ING USA Annuity & Life Insurance Company	Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Mid Cap Core Portfolio		73.787	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		25.739	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Money Market Portfolio		62.089	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		33.172	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Variable Portfolios III, Inc.—Legg Mason Partners Variable Social Awareness Stock Portfolio		71.702	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		27.704	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Adjustable Rate Income Fund	LMP (Smith Barney) A	15.107	Miccosukee Tribe Reserve Account	Attn: Julio Martinez P.O. Box 440021 Miami, FL 33144-0021
	LMP (Smith Barney) Y	46.941	Benderson Properties, Inc.	Attn: David H. Baldauf Alan S. Wolfson Todd Benderson 8441 Cooper Creek Boulevard University Park, FL 34201-2006
	LMP (Smith Barney) Y	28.502	Walter Oil & Gas Corp.	Attn: Emily W. Herrmann 1100 Louisiana, Suite 200 Houston, TX 77002-5215
	LMP (Smith Barney) Y	11.905	Miccosukee Tribe NTDR Account	Attn: Julio Martinez P.O. Box 440021 Miami, FL 33144-0021
	LMP (Smith Barney) Y	11.175	The Markets.com	Attn: David F. Eisner, CEO/President 1740 Broadway, 23rd Floor New York, NY 10019-4315

Legg Mason Partners International Fund	A	92.933	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	79.561	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	C	5.809	Christina A. Cotton	114 Highland Avenue Montclair, NJ 07042-1912

Legg Mason Partners Growth and Income Fund	A	62.097	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	89.711	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	Y	52.440	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	34.017	Smith Barney Mutual Fund Management LLC Concert Series Select Balanced	225 Liberty Street, 24th Floor New York, NY 10281-2606
	Y	13.543	Smith Barney Mutual Fund Management LLC Concert Series SB Allocation Conservative	225 Liberty Street, 24th Floor New York, NY 10281-2606

Fund	Class	Percent (%)	Name	Address
Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio		48.700	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		47.877	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Investment Series—Legg Mason Partners Growth and Income Portfolio		69.000	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		26.989	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Government Portfolio	A	76.829	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
	A	22.441	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Dividend Strategy Portfolio		71.542	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		24.716	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Diversified Large Cap Growth Fund	C	7.366	John G. Lore and Marion R. Lore TEN COM	346 Lower Landing Road Blackwood, NJ 08012-5117
	C	7.079	Kay Perkins Emerson ACF Evan Emerson Walsh U/CA/UTMA	1238 University Drive Menlo Park, CA 94025-4221
	C	6.023	Cherie H. Flock CGM IRA Rollover Custodian	2614 Isabelle Avenue San Mateo, CA 94403-2309
	C	5.622	Kay Perkins Emerson ACF McKenna E. Walsh U/CA/UTMA	1238 University Drive Menlo Park, CA 94025-4221

Legg Mason Partners Small Cap Growth Opportunities Fund	A	31.978	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	Y	98.835	Citigroup Global Markets Inc.	333 West 34th Street, 3rd Floor New York, NY 10001

Legg Mason Partners Global Equity Fund	A	6.759	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	A	6.333	Citibank, N.A. #15C034906575 SUCC TTEE Jack Roy Anderson	153 East 53rd Street, 23rd Floor New York, NY 10043-0001
	A	6.333	Citibank, N.A. #15C034915575 SUCC TTEE Rose-Marie Garcia Anderson	153 East 53rd Street, 23rd Floor New York, NY 10043-0001

Fund	Class	Percent (%)	Name	Address
	A	5.093	Citibank, N.A. #15C022955575 TTEE The New York Community Trust U-W M W	153 East 53rd Street, 23rd Floor New York, NY 10043-0001
	Y	99.981	Smith Barney Inc.	333 West 34th Street New York, NY 10001

Legg Mason Partners Capital Preservation Fund	A	39.110	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	B	7.785	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406

Legg Mason Partners Capital Preservation Fund II	A	47.045	PFPC Brokerage Services FBO Primerica Financial Services	760 Moore Road King of Prussia, PA 19406
	A	5.410	Diocese of Scranton	Attn: James M. Quinn 300 Wyoming Avenue Scranton, PA 18503-1287
	A	5.410	Intl Flavors & Fragrances Inc. Pension Plan	Attn: Doug Wetmore, CFO &Vice-President 521 West 57th Street New York, NY 10019-2901

Legg Mason Partners Short Duration Municipal Income Fund	A	14.785	PPI Inc.	Attn: James Rigney 217 West Capitol Street, Suite 201 Jackson, MS 39201-2004
	A	9.540	James M. Lea TTEE Jane I. Lea TTEE Lea Revocable Trust U/A/D 05-30-2001	1207 N.W. Culbertson Drive Seattle, WA 98177-3941
	B	27.600	Rose Zarucki	190 East 72nd Street, #26D New York, NY 10021-4370
	B	11.597	Norma K. Rapp	4950 Ravine Road Fayetteville, NY 13066-2400
	B	7.927	Gail E. Dolatowski	509 Emann Drive Camillus, NY 13031-3011
	B	6.486	Greg D. Fairbanks and Vicki S. Fairbanks JTWROS Tod Christy Anne Coffman Subject to STA TOD Rules	1433 County Line Road McDonald, OH 44437-1141
	B	6.457	A.G. Edwards & Sons Inc. FBO Kenneth O. Butler & M. Patricia Butler TTEE A/C 0331-356689	One North Jefferson St. Louis, MO 63103-2287
	B	5.049	Carole G. Basler TTEE Basler Living Trust B U/A/D 02-22-1995	904 Calle Brusca Thousand Oaks, CA 91360-2327
	Y	100.000	Smith Barney Inc.	333 West 34th Street New York, NY 10001

Salomon Brothers National Tax Free Bond Fund	A	77.757	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	33.086	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Fund	Class	Percent (%)	Name	Address
	B	8.622	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	B	7.404	RBC Dain Rauscher Jeanne T. Allen	332 East Allens Lane Philadelphia, PA 19119
	B	5.600	RBC Dain Rauscher Bruce Bennett, TTEE Charlotte Bennett Family Trust U/A/D 03-05-1999	8356 North Oakwood Place West Terre Haute, IN 47885
	B	5.057	First Clearing, LLC A/C 6123-3882 Ezra Myers TTEE Ezra Myers Rev. Liv. Trust U/A/D 05-31-1990	924 North Lebanon Street Lebanon, IN 46052
	B	5.049	Carole G. Basler TTEE Basler Living Trust B U/A/D 02-22-1995	904 Calle Brusca Thousand Oaks, CA 91360-2327
	C	49.906	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	6.815	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	6.694	LPL Financial Services A/C 2278-1648	9785 Towne Centre Drive San Diego, CA 92121-1968
	C	6.038	Girard E. Haverty	2 Cinnamon Ridge Farmington, CT 06032-2063
	C	5.242	A.G. Edwards & Sons Inc. FBO Howard H. Fink Tod Account A/C 2755-3949	One North Jefferson St. Louis, MO 63103-2287
	O	27.265	Dorothy R. Weiskopf TTEE Karen Weiskopf Preston TTEE Weiskopf Family Trust U/A/D 04-11-1983	145 N. Milwaukee Avenue, Apt. 6026 Vernon Hills, IL 60061
	O	27.046	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	O	16.845	William A. Caldwell TTEE The William A. Caldwell Rev. Trust U/A/D 03-04-1998	13400 Shaker Boulevard, #706 Cleveland, OH 44120
	O	16.344	Beverly A. Hammer TTEE The Beverly A. Hammer Family Trust U/A/D 04-17-1998	516E-3085 SO Salt Lake City, UT 84106
	O	11.828	Thomas Lavan and Anne Lavan JTWROS	35 Quaker Lane Farmingdale, NY 11735

Salomon Brothers California Tax Free Bond Fund	A	95.133	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Fund	Class	Percent (%)	Name	Address
	B	94.797	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	72.216	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	16.563	NFS LLC Joan M. Bowen	202 N. San Jose Drive Glendora, CA 91741
	C	11.220	First Clearing, LLC A/C 6569-0037 Robert B. Pirkey	813 Wilcox Avenue, Apt. 301 Los Angeles, CA 90038-3699

Salomon Brothers New York Tax Free Bond Fund	A	86.275	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	44.089	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	B	24.973	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	20.239	Dean Witter FBO Bruce Meyers	P.O. Box 250 Church Street Station New York, NY 10008-0250
	B	6.396	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052
	C	74.907	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	23.581	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Salomon Brothers Mid Cap Fund	A	57.968	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	A	5.298	MCB Trust Services CUST FBO Horicon State Bank	700 17th Street, Suite 300 Denver, CO 80202
	B	12.724	First Clearing, LLC A/C 1039-7490 ADL Enterprises LLC	P.O. Box 408 Sayville, NY 11782-0408
	B	8.373	LPL Financial Services A/C 1712-5775	9785 Towne Centre Drive San Diego, CA 92121-1968
	B	6.392	NFS LLC FEBO NFS/FMTC SEP IRA FBO George Randy McCracken	7700 Yankee Hill Road Lincoln, NE 68516
	B	5.422	BK Oklahoma TTEE Piper Marbury Et Al FBO Andrew McIntosh	P.O. Box 2180 Tulsa, OK 74101
	B	5.211	First Clearing, LLC A/C 7164-7916 Raymond Rosenberg and Maryann Rosenberg JT TEN	81 Winans Avenue Piscataway, NJ 08854-3361

Fund	Class	Percent (%)	Name	Address
	C	15.329	A.G. Edwards & Sons Inc. FBO Mary D. Biehn A/C 0096-376669	One North Jefferson St. Louis, MO 63103-2287
	C	9.136	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	9.050	A.G. Edwards & Sons Inc. FBO Mark D. Woods TTEE Julia L. Allison Woods TTEE A/C 0486-116188	One North Jefferson St. Louis, MO 63103-2287
	C	6.597	First Clearing, LLC A/C 8746-5463 John P. Wineman IRA R/O FCC Custodian	10700 Wheat First Drive Glen Allen, VA 23060
	C	6.325	Bruce R. Hutchinson TTEE Karen W. Hutchinson TTEE Hutchinson Family Trust U/A/D 09-07-2000	783 Santa Victoria Solana Beach, CA 92075-1551
	C	6.257	A.G. Edwards & Sons Inc. C/F David M. MacKenzie IRA Account	251 Sturges Road Fairfield, CT 06430-4958
	C	5.878	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio		52.316	Travelers Life & Annuity Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027
		43.452	The Travelers Insurance Company	Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027

Citi Premium Liquid Reserves	A	31.936	Citigroup Global Markets, Inc. 109801250	333 West 34th Street, 3rd Floor New York, NY 10001-2483
	A	18.302	Citibank N.A.	Attn: John Malandro 333 West 34th Street, 3rd Floor New York, NY 10001-2402
	A	13.893	Citibank Global Cash Management Ser	Attn: Robin Hampton 1 Penns Way New Castle, DE 19720-2437
	A	10.716	Citicorp Services Inc.	Attn: Glenda Finkelstein, Cash Management 3800 Citibank Center B2-14 Tampa, FL 33610

Citi Premium U.S. Treasury Reserves	A	38.411	Citibank N.A.	Attn: John Malandro 333 West 34th Street, 3rd Floor New York, NY 10001-2402
	A	21.511	Fiduciary Trust Intl Revenue	Attn: Frank Lomassaro 600 5th Avenue, 2nd Floor New York, NY 10020-2302
	A	7.268	Citigroup Global Markets, Inc. 109801250	333 West 34th Street, 3rd Floor New York, NY 10001-2483

Fund	Class	Percent (%)	Name	Address
Citi Institutional Liquid Reserves	A	7.036	Petroleos Mexicanos Tesoreria	Av Marina Nacional No. 329 Edificio C IER Piso Col Huasteca, Mexico DF 11311
	A	5.707	WebMD Corporation (Operating Account)	Attn: Tim Sayre River Drive Center Two 669 River Drive Elmwood Park, NJ 07407-1312
	A	5.297	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Ave Westwood, MA 02090-2318
	SVB Institutional Liquid Reserves Shares	100.000	ADP Clearing and Outsourcing Services Inc.	Money Funds 26 Broadway, 13th Floor New York, NY 10004-1703

	SVB Horizon Shares	100.000	ADP Clearing and Outsourcing Services Inc.	Money Funds 26 Broadway, 13th Floor New York, NY 10004-1703

Citi Institutional Cash Reserves	L	11.442	Travelers Casualty and Surety Co. of America Secured Party FBO AMR Corp	Attn: Anna Nowik, National Resource One Tower Square Bond, 15CZ Hartford, CT 06183-0001
	L	8.826	Avon Products Foundation Inc.	Attn: Margaret Maceachern 1 Avon Plaza Rye, NY 10580-4005
	L	6.908	Citibank N.A. TTEE FBO Lloyd’s US SITUS CRD for Reinsurance Trust Fund 3500 Kingsmead	c/o Citibank WWSS/Foreign 111 Wall Street, 14th Floor New York, NY 10043-1000

	O	8.390	CGM FBO eBay Inc.	Attn: Treasury Department 2145 Hamilton Avenue San Jose, CA 95125-5905
	O	7.216	Banco De La Republica	Carrera 7 No. 14-78 Attn: Rafael De Fex, 4th Floor Bogotá, Columbia
	O	5.619	JP Morgan Chase Bank NA Series 2002-1 Ford Credit Floorplan Master Owner Trust A	Attn: Patrick Kruithoff T.C. 4 New York Plaza, 6th Floor New York, NY 10004-2413
	SVB Late Day Liquid Reserves Shares	100.000	ADP Clearing and Outsourcing Services Inc.	Money Funds 26 Broadway, 13th Floor New York, NY 10004-1703
	S	23.898	American National Power Inc.	c/o Andrew Golden 62 Forest Street, Suite 102 Marlborough, MA 01752-3028
	S	23.607	Citibank N.A. FBO Nuon Energy and Water Investments Inc.	P.O. Box 41920 1009DC Amsterdam, The Netherlands
	S	21.122	Citibank Global Cash Management	Attn: Pam Russell 1 Penns Way New Castle, DE 19720-2437

Fund	Class	Percent (%)	Name	Address
Citi Institutional U.S. Treasury Reserves	A	42.620	Citibank N.A.	Attn: John Malandro 333 West 34th Street, 3rd Floor New York, NY 10001-2402

Citi Institutional Tax Free Reserves	A	28.815	Citibank N.A.	Attn: John Malandro 333 West 34th Street, 3rd Floor New York, NY 10001-2402
	A	6.937	ADP Clearing and Outsourcing Services Inc.	Money Funds 26 Broadway, 13th Floor New York, NY 10004-1703
	A	6.758	International Securities Exchange, Inc.	Attn: Amit Muni 60 Broad Street New York, NY 10004-2306

Citi Institutional Enhanced Income Fund	I	99.920	Citigroup Alternative Investments	Attn: Patricia Murphy 731 Lexington Avenue, 25th Floor New York, NY 10022-1331

Legg Mason Partners Emerging Markets Equity Fund	A	7.635	Drake & Co.	1619 Broadway, Suite 500 c/o Citi A/C# 25D05636 2768 1 Court Square, 22nd Floor Long Island, NY 11120
	A	7.382	Spears Family Holdings Limited Partnership Umbrella Level V	7925 South Park Place Orlando, FL 32819-4885
	B	15.143	Miguel Salom Piza and Juana Maria Ensenat JTWROS	P.O. Box 100 Santa Maria, Mallorca 07320, Spain include Canary Islands
	B	11.413	Citibank, N.A. A/T/F Srinivasa Reddy Adapa SEP	123 Logans Way Hopewell Junction, NY 12533-3403
	B	6.781	Citibank, N.A. A/T/F John S. Richmond	26 Ridge Road Norwood, NJ 07648-2416
	C	48.471	Dengel & Co.	c/o Fiduciary Trust Company International P.O. Box 3199 Church Street Station New York, NY 10008
	C	25.112	John Barber III CGM IRA Custodian	311 Harborside Circle Kemah, TX 77565-2991
	Y	99.601	Fidelity Investments Institutional Operations Co. Inc. FIIOC as Agent for Certain Employee Benefit Plans	100 Magellan Way (KW1C) Covington, KY 41015

Citi Cash Reserves	N	75.787	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation 1000 Technology Drive Saint Charles, MO 63368
	N	9.553	Citigroup Global Markets, Inc. 109801250	333 West 34th Street, 3rd Floor New York, NY 10001-2483

Citi U.S. Treasury Reserves	N	77.297	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation John Malandro 1 Court Square, 22nd Floor Long Island City, NY 11120-0001

Fund	Class	Percent (%)	Name	Address
	N	10.983	Citigroup Global Markets, Inc. 109801250	333 West 34th Street, 3rd Floor New York, NY 10001-2483

Citi Tax Free Reserves	N	71.076	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation John Malandro 1 Court Square, 22nd Floor Long Island City, NY 11120-0001
	N	12.931	Citibank N.A.	Attn: John Malandro 333 West 34th Street, 3rd Floor New York, NY 10001-2402
	N	7.263	Citigroup Global Markets, Inc. 109801250	333 West 34th Street, 3rd Floor New York, NY 10001-2483

Citi California Tax Free Reserves	N	72.503	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation 1000 Technology Drive Saint Charles, MO 63368
	N	10.179	Citibank N.A.	Attn: John Malandro 333 West 34th Street, 3rd Floor New York, NY 10001-2402

Citi Connecticut Tax Free Reserves	N	77.234	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation John Malandro 1 Court Square, 22nd Floor Long Island City, NY 11120-0001
	N	7.019	Joseph Gatto and Susan Rehm Gatto JT TEN	146 Brookside Drive Greenwich, CT 06831-5346

Citi New York Tax Free Reserves	N	66.728	Citicorp Mortgage Inc. Citigold MS 430	Attn: Reconciliation John Malandro 1 Court Square, 22nd Floor Long Island City, NY 11120-0001
	N	18.686	Citigroup Global Markets, Inc. 109801250	333 West 34th Street, 3rd Floor New York, NY 10001-2483

Salomon Brothers Capital Fund Inc	A	29.724	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	A	12.016	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	A	10.057	CitiStreet Retirement Trust Account Citigroup Institutional Trust TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	A	7.008	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	B	47.142	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	12.416	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246

Fund	Class	Percent (%)	Name	Address
	C	63.309	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	11.151	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	O	70.043	State Street Bank & Trust CUST FBO CitiStreet 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	99.985	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

The Salomon Brothers Fund Inc		7.274	Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122
		6.923	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
		6.488	Smith Barney Inc.	333 West 34th Street New York, NY 10001

Salomon Brothers Investors Value Fund Inc	A	11.791	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	A	11.147	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	A	7.878	CitiStreet Retirement Trust Account Citigroup Institutional Trust	400 Atrium Drive Somerset, NJ 08873-4162
	A	7.832	State Street Bank & Trust TTEE CitiStreet Corp.	Attn: Tabatha Greene, Core Market 1 Heritage Drive Quincy, MA 02171-2105
	A	5.105	State Street Bank & Trust CUST FBO Westinghouse Electric Co. Saving Plan	801 Pennsylvania Avenue Kansas City, MO 64105
	B	49.453	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	9.421	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	69.456	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	Y	99.999	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Salomon Brothers Balanced Fund	A	32.979	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Fund	Class	Percent (%)	Name	Address
	A	22.280	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	B	56.488	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	6.285	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	63.170	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	O	27.116	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	O	25.018	Davenport & Company LLC W. Proctor Harvey and Irma B. Harvey TEN COM	8630 Overlook Road McLean, VA 22102-1524
	O	9.644	BSDT IRA R/O CUST FBO Dean Betzios	102 Dubois Avenue Sea Cliff, NY 11579
	O	5.801	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	O	5.267	BSDT IRA R/O CUST FBO Alan L. Dahlberg IRA-RO	53 Wedgewood Drive West Montgomery, TX 77356-8380

Salomon Brothers High Yield Bond Fund	A	39.078	The John Hancock Life Insurance Company (USA)	250 Bloor Street East, 7th Floor Toronto, Ontario, Canada M4W 1E5
	A	12.590	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	A	7.339	Charles Schwab & Co. Inc. Reinvest Account	101 Montgomery Street San Francisco, CA 94104-4122
	B	57.033	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	6.236	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	70.471	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	6.237	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	O	99.340	State Street Bank & Trust CUST FBO Citigroup 401K Plan	105 Rosemont Road Westwood, MA 02090-2318
	Y	99.787	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Fund	Class	Percent (%)	Name	Address
Salomon Brothers Institutional Money Market Fund		53.512	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
		8.910	Irving Brilliant TTEE Bernice Brilliant TTEE Nicole Brilliant Trust FBO Grantors Children U/A/D 04-01-1981	P.O. Box 150513 Brooklyn, NY 11215
		8.074	Irving Brilliant TTEE Nicole Brilliant TTEE Nicole Brilliant Trust U/A/D 12-29-1990	P.O. Box 1664 New York, NY 10013-0870
		7.895	Irving Brilliant TTEE Bernice Brilliant TTEE Marc Brilliant Trust FBO Grantors Children U/A/D 04-01-1981	50 Richards Road Port Washington, NY 11050-3823
		6.327	Bertram M. Elgot	146 West 10th Street, Apt. 1-C New York, NY 10014
		6.218	Irving Brilliant TTEE Bernice Brilliant TTEE The Bernice Brilliant Trust U/A/D 09-14-1984	35 Prospect Park West Brooklyn, NY 11215-2370

Salomon Brothers New York Municipal Money Market Fund	A	36.704	Eugene Tesoriero and Orlando Tesoriero JTWROS	35 Convent Road Syosset, NY 11791
	A	22.677	Edward P. Smith and Mary N. Smith JTWROS	36 Avon Road Bronxville, NY 10708
	A	12.619	Joseph Victor Lipschutz and Madeline Lipschutz JTWROS	32 Carling Drive New Hyde Park, NY 11040-3721

Salomon Brothers Short/Intermediate U.S. Government Fund	A	65.998	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	68.637	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	6.263	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	C	38.876	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	29.936	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246

Salomon Brothers Small Cap Growth Fund	A	36.302	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	A	10.126	Hartford Life Insurance Company Separate Account	Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104

Fund	Class	Percent (%)	Name	Address
	A	9.858	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	A	5.280	Nationwide Trust Co. FSB	c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
	C	59.429	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	15.999	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	O	76.366	State Street Bank & Trust Co.	225 Franklin Street, 10th Floor Boston, MA 02110
	Y	93.073	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	Y	6.927	State Street Bank & Trust Co.	225 Franklin Street, 10th Floor Boston, MA 02110

Salomon Brothers Strategic Bond Fund	A	35.176	Smith Barney 401K Advisors Trust Citigroup Institutional Trust Co. TTEE	400 Atrium Drive Somerset, NJ 08873-4162
	A	20.635	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	A	5.344	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
	B	54.870	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	B	9.612	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	60.898	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	C	8.817	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483
	O	24.584	Kathleen Pappas	36 Hilltop Road New Hartford, CT 06057
	O	21.487	James N. Brown, Jr. and Lila B. Brown TEN COM	224 Wagon Wheel Lane Columbus, NJ 08022
	O	17.126	BSDT CUST FBO The IRA Account of Stephen P. Shapiro	26 Dante Street Larchmont, NY 10538
	O	10.238	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Fund	Class	Percent (%)	Name	Address
	O	5.862	BSDT CUST FBO Virginia M. Sobol IRA/RO	14 Brothers Place Convent Station, NJ 07960
	O	5.253	UBS Financial Services Inc. Beatrice Wagner	P.O. Box 3321 Weehawken, NJ 07087-8154
	Y	100.000	Citigroup Global Markets, Inc. 109801250	Attn: Peter Booth 333 West 34th Street, 7th Floor New York, NY 10001-2483

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable All Cap Portfolio	I	45.521	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	35.695	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	5.427	Ohio National Life Co. for the Benefit of its Separate Accounts	Attn: Dennis Taney P.O. Box 237 Cincinnati, OH 45201-0237

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Global High Yield Bond Portfolio	I	61.546	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	18.587	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	11.425	MetLife Investors USA Insurance Co. MetLife Investors USA Separate Account A	5 Park Plaza, Suite 1900 Irvine, CA 92614-2549

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Investors Portfolio	I	41.573	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	31.246	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	14.049	GE Life & Annuity Assurance Co. (GELAAC)	Attn: Variable Accounting 6610 West Broad Street Richmond, VA 23230

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Large Cap Growth Portfolio	I	59.549	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	38.522	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios I, Inc.—Legg Mason Partners Variable Small Cap Growth Portfolio	I	55.305	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027

Fund	Class	Percent (%)	Name	Address
	I	39.427	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027

Legg Mason Partners Variable Portfolios I, Inc. – Legg Mason Partners Variable Strategic Bond Portfolio	I	36.397	GE Life & Annuity Assurance Co. (GELAAC)	Attn: Variable Accounting 6610 West Broad Street Richmond, VA 23230
	I	35.047	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	21.059	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	5.027	Jefferson National Life Insurance Co.	Attn: Separate Accounts 9920 Corporate Campus Drive, Suite 1000 Louisville, KY 40223-4051

Legg Mason Partners Variable Portfolios I, Inc. – Legg Mason Partners Variable Total Return Portfolio	I	51.589	The Travelers Insurance Company	Attn: Shareholder Accounting, 19CP P.O. Box 990027 Hartford, CT 06199-0027
	I	20.812	GE Life & Annuity Assurance Co. (GELAAC)	Attn: Variable Accounting 6610 West Broad Street Richmond, VA 23230
	I	10.894	Ohio National Life Co. for the Benefit of its Separate Accounts	Attn: Dennis Taney P.O. Box 237 Cincinnati, OH 45201-0237
	I	5.572	Nationwide Insurance Co. NWVA8	c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Western Asset Emerging Markets Debt Portfolio		75.071	Jupiter & Co.	c/o Investors Bank & Trust P.O. Box 9130 Boston, MA 02117
		20.629	Charles Schwab & Co. Inc. Reinvest Account	101 Montgomary Street San Francisco, CA 94104

Western Asset Global High Yield Bond Portfolio		61.653	MLPF&S for the Sole Benefit of its Customers	Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246
		14.571	State Street Corporation TTEE Southern California Edison	8631 Rush Street Rosemead, CA 91770-3738
		7.946	MAC & Co. A/C# KSPF8036002	Attn: Mutual Fund Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198
		5.469	Morgan Stanley & Co. FBO X-Entity 0111 C Equity-Swaps	1585 Broadway New York, NY 10036

FORM OF PROXY CARD*

LEGG MASON-AFFILIATED MUTUAL FUNDS 125 BROAD STREET, 10TH FLOOR NEW YORK, NEW YORK 10004

Your Vote is Important!

And now you can cast your VOTE on the PHONE or on the INTERNET.

It saves Time! Telephone and Internet voting authorization is instantaneous—24 hours a day.

It’s Easy! Just follow these simple steps:

1.	Read your proxy statement and have it at hand.

2.	Call toll-free: (866) 877-0438 or go to website: https://vote.proxy-direct.com

3.	Enter your 14 digit Control Number from your Proxy Card.

4.	Follow the recorded or on-screen directions.

5.	Do not mail your Proxy Card when you submit voting instructions by phone or internet.

*	This Form of Proxy Card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals that affect their Funds and require their approval. The Proxy Card that each shareholder will receive will be tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals that that shareholder is being asked to approve.

PROXY	PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 11, 2006

The undersigned, hereby appoints R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Rocco A. Del Guercio and each of them, proxies with several powers of substitution, to attend the Special Meeting of Shareholders to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, at 2:00 p.m. (New York time) on December 11, 2006, or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, 5, 6(a), 6(b) and 7. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS, ALL AS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT.

AUTHORIZE PROXIES VIA THE INTERNET: https://vote.proxy-direct.com
AUTHORIZE PROXIES VIA THE TELEPHONE: (866) 877-0438
CONTROL NUMBER:

Note: Please sign this Proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature
Signature of joint owner, if any
Date	GLB3_16823A

FUNDS	FUNDS	FUNDS
[Name of applicable Fund]	[Name of applicable Fund]	[Name of applicable Fund]
[Name of applicable Fund]	[Name of applicable Fund]	[Name of applicable Fund]

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS, ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
☐ To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	To elect Board A Members: To withhold authority to vote for any individual nominee(s) mark the, ““For All Except” and write the nominee number(s) on the line provided.

	01. Paul R. Ades	02. Andrew L. Breech	03. Dwight B. Crane	04. Robert M. Frayn, Jr.	05. Frank G. Hubbard
	06. Howard J. Johnson	07. David E. Maryatt	08. Jerome H. Miller	09. Ken Miller	10. John J. Murphy
	11. Thomas F. Schlafly	12. Jerry A. Viscione	13. R. Jay Gerken

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Name of applicable Fund 1	☐	☐	☐	Name of applicable Fund 2	☐	☐	☐
Name of applicable Fund 3	☐	☐	☐	Name of applicable Fund 4	☐	☐	☐
Name of applicable Fund 5	☐	☐	☐	Name of applicable Fund 6	☐	☐	☐

To elect Board B Members: To withhold authority to vote for any individual nominee(s) mark the, ““For All Except” and write the nominee number(s) on the line provided.

14. Elliott J. Berv	15. A. Benton Cocanougher	16. Jane F. Dasher	17. Mark T. Finn	18. Rainer Greeven
19. Stephen Randolph Gross	20. Richard E. Hanson, Jr.	21. Diana R. Harrington	22. Susan M. Heilbron	23. Susan B. Kerley
24. Alan G. Merten	25. R. Richardson Pettit	26. R. Jay Gerken

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Name of applicable Fund 1	☐	☐	☐	Name of applicable Fund 2	☐	☐	☐
Name of applicable Fund 3	☐	☐	☐	Name of applicable Fund 4	☐	☐	☐
Name of applicable Fund 5	☐	☐	☐	Name of applicable Fund 6	☐	☐	☐

2.	To approve Step 1 Agreement and Plan of Reorganization.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

3.	To approve Step 2 Agreement and Plan of Reorganization.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-A.	Revise the fundamental policy relating to borrowing money.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-B.	Revise the fundamental policy relating to underwriting.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-C.	Revise the fundamental policy relating to lending.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-D.	Revise the fundamental policy relating to issuing senior securities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-E.	Revise the fundamental policy relating to real estate.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-F.	Revise the fundamental policy relating to commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-G.	Revise the fundamental policy relating to concentration.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-H.	Remove the fundamental policy relating to diversification.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-I.	Remove the additional fundamental policy relating to diversification.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

4-J.	Convert the Fund’s investment objective from fundamental to non-fundamental.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-K.	Remove the fundamental policy relating to the purchase of illiquid securities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-L. Remove the fundamental policy relating to purchasing securities on margin.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-M. Remove the fundamental policy relating to short sales.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐

4-N. Remove the fundamental policy relating to both purchasing securities on margin and making short sales.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐

4-O. Remove the fundamental policy relating to investment in other investment companies.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐	Name of Applicable Fund 6	☐	☐	☐

4-P. Remove the additional fundamental policy relating to borrowing money.

	FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐

4-Q. Remove the fundamental policy relating to pledging assets.

	FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐

4-R. Convert the fundamental policy relating to investment in convertible securities to non-fundamental.

	FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐

4-S. Convert the fundamental policy relating to investment in companies deriving revenue from the manufacture of alcohol or tobacco to non-fundamental.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

4-T-1. Remove the fundamental policy relating to investment made in oil, gas or other mineral exploration development programs or mineral leases.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

4-T-2. Remove the fundamental policy relating to investment made for the purpose of exercising control or management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐

4-T-3. Remove the fundamental policy relating to warrants.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

4-T-4. Remove the fundamental policy relating to equity securities and bonds.

	FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐

4-T-5. Remove the fundamental policy relating to related party investments.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

4-T-6. Remove the fundamental policy relating to investment in unseasoned issuers.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

4-T-7. Remove the fundamental policy relating to investment in affiliates of affiliates.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

5. To approve proposed Fund liquidations.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐

6.a. To approve a new management agreement.

	FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐

6.b. To approve change of classification from diversified to non-diversified.

	FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐

7. To approve a new sub-advisory agreement.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Name of Applicable Fund 1	☐	☐	☐	Name of Applicable Fund 2	☐	☐	☐	Name of Applicable Fund 3	☐	☐	☐
Name of Applicable Fund 4	☐	☐	☐	Name of Applicable Fund 5	☐	☐	☐

TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

PLEASE SIGN, DATE AND MAIL IN ENCLOSED POSTAGE-PAID ENVELOPE.

GLB3_16823A